FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) on Form
S-3 (Registration No. 333-131374) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain the documents we have filed with the SEC for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus if you so request by calling toll-free 1-866-803-9204. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website:
"www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                                  $279,822,098
                                  (APPROXIMATE)

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2007-SD1
                                 ISSUING ENTITY

                   ASSET-BACKED CERTIFICATES, SERIES 2007-SD1

                            EMC MORTGAGE CORPORATION
                           SPONSOR AND MASTER SERVICER

                             WELLS FARGO BANK, N.A.
                            SECURITIES ADMINISTRATOR

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                    DEPOSITOR

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

  -------------------------    The issuing entity is offering the following classes of certificates pursuant to
 |  CONSIDER CAREFULLY     |   this free writing prospectus and the accompanying prospectus:
 |  THE RISK FACTORS       |
 |  BEGINNING ON PAGE      |                      ORIGINAL                                              ORIGINAL
 |  S-21 IN THIS FREE      |                    CERTIFICATE                                            CERTIFICATE
 |  WRITING PROSPECTUS     |                     PRINCIPAL                                              PRINCIPAL      PASS-THROUGH
 |  AND ON PAGE 6 IN       |     CLASS           BALANCE(1)     PASS-THROUGH RATE       CLASS          BALANCE(1)         RATE
 |  THE PROSPECTUS.        |  Class I-A-1        $42,448,000         5.50%            Class II-1A-1     $54,876,000     Variable
 |                         |  Class I-PO         $1,963,098          N/A (2)          Class II-1A-2     $6,860,000      Variable
 |                         |  Class I-A-2A       $26,591,000         6.00%            Class II-2A-1     $41,008,000     Variable
 |  The certificates       |  Class I-A-2B       $2,799,000          6.00%            Class II-2A-2     $5,127,000      Variable
 |  represent              |  Class I-A-3A       $30,299,000         6.50%            Class II-3A-1     $36,674,000     Variable
 |  obligations of the     |  Class I-A-3B       $3,190,000          6.50%            Class II-3A-2     $4,585,000      Variable
 |  trust only and do      |  Class I-X           N/A (3)            Variable         Class II-B-1      $7,870,000      Variable
 |  not represent an       |  Class I-B-1        $5,410,000          Variable         Class II-B-2      $2,983,000      Variable
 |  interest in or         |  Class I-B-2        $3,040,000          Variable         Class II-B-3      $2,154,000      Variable
 |  obligation of Bear     |  Class I-B-3        $1,945,000          Variable
 |  Stearns Asset          |
 |  Backed Securities I    |   ____________________
 |  LLC, EMC               |
 |  Mortgage               |   (1) Approximate. The initial certificate principal balance of each class is
 |  Corporation, Wells     |   subject to a variance of plus or minus 10%.
 |  Fargo Bank, N.A.,      |   (2) The Class I-PO Certificates are principal-only certificates and do not bear interest.
 |  Citibank, N.A. or      |   (3) The Class I-X Certificates are interest-only certificates which bear interest at a
 |  any of their           |   variable annual rate on a notional balance, as set forth in this free writing prospectus.
 |  affiliates.            |
 |                         |   The certificates represent interests in a pool of fixed rate, adjustable rate
  -------------------------    and hybrid mortgage loans, substantially all of which are fully amortizing and secured by first liens on one- to four-family residential properties.

Credit enhancement for the group I certificates will consist of subordination.

Credit enhancement for the group II certificates will consist of subordination.

Distributions on the certificates will be made on the 25th of each month or, if the 25th is not a business day, on the next business day, beginning in January 2007.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS FREE WRITING PROSPECTUS OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

BEAR, STEARNS & CO. INC., AS THE UNDERWRITER, WILL OFFER THE CERTIFICATES LISTED ABOVE AT VARYING PRICES TO BE DETERMINED AT THE TIME OF SALE.

THE UNDERWRITER WILL DELIVER THE OFFERED CERTIFICATES IN BOOK-ENTRY FORM ONLY THROUGH THE FACILITIES OF THE DEPOSITORY TRUST COMPANY, CLEARSTREAM AND EUROCLEAR ON OR ABOUT JANUARY 17, 2007.

                            BEAR, STEARNS & CO. INC.

           The date of the free writing prospectus is January 12, 2007

            For use with the base prospectus dated December 18, 2006


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                                                  TABLE OF CONTENTS

                  FREE WRITING PROSPECTUS                                             PROSPECTUS
SUMMARY..........................................S-5            Risk Factors.........................................6
RISK FACTORS....................................S-21            Description of the Securities.......................15
THE MORTGAGE POOL...............................S-35            The Trust Funds.....................................26
STATIC POOL INFORMATION.........................S-65            Credit Enhancement..................................47
THE ISSUING ENTITY..............................S-65            Servicing of Loans..................................53
THE DEPOSITOR...................................S-65            The Agreements......................................61
THE SPONSOR.....................................S-66            Material Legal Aspects of the Loans.................75
SERVICING OF THE MORTGAGE LOANS.................S-68            The Sponsor.........................................89
DESCRIPTION OF THE CERTIFICATES.................S-83            The Depositor.......................................90
YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS..S-113            Use of Proceeds.....................................90
USE OF PROCEEDS................................S-142            Material Federal Income Tax Considerations..........91
FEDERAL INCOME TAX CONSEQUENCES................S-142            Reportable Transactions............................124
STATE TAXES....................................S-144            State and Local Tax Considerations.................124
ERISA CONSIDERATIONS...........................S-144            ERISA Considerations...............................124
LEGAL MATTERS..................................S-145            Method of Distribution.............................138
LEGAL PROCEEDINGS..............................S-145            Legal Matters......................................140
AFFILIATIONS, RELATIONSHIPS AND RELATED                         Financial Information..............................140
TRANSACTIONS ..................................S-145            Available Information..............................140
RATINGS........................................S-146            Incorporation of Certain Information
LEGAL INVESTMENT...............................S-147                by Reference...................................141
AVAILABLE INFORMATION..........................S-148            Ratings............................................141
REPORTS TO CERTIFICATEHOLDERS..................S-149            Legal Investment Considerations....................142
INCORPORATION OF INFORMATION BY REFERENCE......S-149            Plan of Distribution...............................144
GLOSSARY.......................................S-150            Glossary of Terms..................................144
INDEX OF DEFINED TERMS.........................S-164

SCHEDULE A -      Mortgage Loan
                  Statistical Data.................A-1
ANNEX I -         Global Clearance, Settlement and
                  Tax Documentation Procedures.....I-1

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             FREE WRITING PROSPECTUS AND THE ACCOMPANYING PROSPECTUS

         We describe the certificates in two separate documents that provide varying levels of detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to your certificates and (b) this free writing prospectus, which describes the specific terms of your certificates. If there is conflicting information between this free writing prospectus and the accompanying prospectus, you should rely on the information in this free writing prospectus.

         Annex I and Schedule A are incorporated into and comprise a part of this free writing prospectus as if fully set forth herein.

         Cross-references are included in this free writing prospectus and the accompanying prospectus to captions in these materials where you can find further discussions about related topics. The table of contents on page S-3 above provides the pages on which these captions are located.

         You can find a listing of the pages where certain capitalized and other terms used in this free writing prospectus and the accompanying prospectus are defined under the caption "Glossary" beginning on page S-150 of this free writing prospectus, "Index of Defined Terms" beginning on page S-164 of this free writing prospectus or "Glossary of Terms" beginning on page 144 of the prospectus.

                                     SUMMARY

         This summary highlights selected information from this document and does not contain all of the information that you need to consider when making your investment decision. To understand all of the terms of an offering of the certificates, you are encouraged to read this entire document and the accompanying prospectus carefully. A glossary is included at the end of this free writing prospectus.

         Certain statements contained in or incorporated by reference in this free writing prospectus and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what is contained in our forward-looking statements.

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
THE CERTIFICATES                                                percentages of the principal originators
                                                                of the mortgage loans in each sub-loan
Asset-Backed Certificates, Series                               group.
2007-SD1, represent beneficial ownership
interests in a trust fund that consists                         DEPOSITOR
primarily of a pool of fixed rate,
hybrid and adjustable rate mortgage                             Bear Stearns Asset Backed Securities I
loans, substantially all of which are                           LLC, a Delaware limited liability
fully amortizing and secured by first                           company and a limited purpose finance
liens on one- to four-family residential                        subsidiary of The Bear Stearns Companies
properties and certain other property                           Inc. and an affiliate of Bear, Stearns &
and assets described in this free                               Co. Inc.
writing prospectus.
                                                                SPONSOR
ORIGINATORS
                                                                EMC Mortgage Corporation, in its
The principal originators of the                                capacity as a mortgage loan seller, a
mortgage loans are Wells Fargo Bank,                            Delaware corporation and an affiliate of
N.A., with respect to approximately                             the depositor and Bear, Stearns & Co.
44.46% and 72.41% of the group I and                            Inc., which will sell the mortgage loans
group II mortgage loans, respectively;                          to the depositor.
RBC Mortgage Company with respect to
approximately 19.50% and 9.18% of the                           MASTER SERVICER
group I and group II mortgage loans,
respectively; and SunTrust Mortgage,                            EMC Mortgage Corporation, in its
Inc., with respect to approximately                             capacity as a master servicer, a
13.51% and 4.27% of the group I and                             Delaware corporation and an affiliate of
group II mortgage loans, respectively,                          the depositor and Bear, Stearns & Co.
in each case by stated principal balance                        Inc.
as of the cut-off date (the "cut-off
date principal balance"). No other                              SERVICERS
entity originated or acquired over 10%
of the cut-off date principal balance of                        The primary servicers of the mortgage
the mortgage loans in any group.                                loans are EMC Mortgage Corporation,
                                                                which will service approximately 59.70%
We refer you to "The Mortgage Pool" in                          and 30.34% of the group I and group II
this free writing prospectus for a                              mortgage loans, respectively; and Wells
description of the applicable                                   Fargo Bank, N.A., which will service
underwriting criteria and for the                               approximately 40.30% and 69.66% of the
                                                                group I and group II mortgage loans,
                                                                respectively, in
each case by the cut-off date principal
balance of the mortgage loans. No other                         $287,277,602. The mortgage loans are
entity is a servicer of at least 10% of                         fixed, hybrid and adjustable rate
the cut-off date principal balance of                           mortgage loans, substantially all of
the mortgage loans in any group.                                which are fully amortizing and secured
                                                                by first liens on primarily one- to
We refer you to "Servicing of the                               four-family residential properties.
Mortgage Loans" in this free writing
prospectus for a description of the                             We will divide the mortgage loans into
servicing of the mortgage loans and for                         two separate loan groups based on
the percentages of the primary servicers                        whether they bear interest at a fixed
of the mortgage loans in each sub-loan                          rate or adjustable rate. We refer to
group.                                                          each loan group of mortgage loans as a
                                                                "group" or "loan group." Loan group I
TRUSTEE                                                         will consist of fixed rate mortgage
                                                                loans having an aggregate principal
Citibank, N.A., a national banking                              balance as of the cut-off date of
association.                                                    approximately $121,575,802 and loan
                                                                group II will consist of hybrid and
SECURITIES ADMINISTRATOR                                        adjustable rate mortgage loans having an
                                                                aggregate principal balance as of the
Wells Fargo Bank, N.A., a national                              cut-off date of approximately
banking association.                                            $165,701,801. The mortgage loans in
                                                                group I will be further divided into
PAYING AGENT AND CERTIFICATE REGISTRAR                          three sub-loan groups, designated as
                                                                sub-loan group I-1, sub-loan group I-2
Wells Fargo Bank, N.A., a national                              and sub-loan group I-3. The mortgage
banking association.                                            loans in group II will be further
                                                                divided into three sub-loan groups,
ISSUING ENTITY                                                  designated as sub-loan group II-1,
                                                                sub-loan group II-2 and sub-loan group
Bear Stearns Asset Backed Securities                            II-3. We refer to each sub-loan group of
Trust 2007-SD1, a New York common law                           mortgage loans as a "sub-loan group."
trust.
                                                                The characteristics of the mortgage
POOLING AND SERVICING AGREEMENT                                 loans as described in this free writing
                                                                prospectus and in Schedule A may differ
The pooling and servicing agreement                             from the final pool as of the closing
dated as of December 1, 2006, among the                         date due, among other things, to the
sponsor, the master servicer, the                               possibility that certain mortgage loans
depositor, the securities administrator                         may become delinquent or default or may
and the trustee, under which the trust                          be removed or substituted and that
will be formed and will issue the                               similar or different mortgage loans may
certificates.                                                   be added to the pool prior to the
                                                                closing date.
CUT-OFF DATE
                                                                All percentages, amounts and time
The close of business on December 1,                            periods with respect to the
2006.                                                           characteristics of the mortgage loans
                                                                shown in this free writing prospectus
CLOSING DATE                                                    and in schedule A to this free writing
                                                                prospectus are subject to a variance of
On or about January 17, 2007.                                   plus or minus 10%.

THE MORTGAGE LOANS                                              Approximately 96.79%, 92.25%, 100.00%
                                                                and 100.00% of the group II, sub-loan
The aggregate principal balance of the                          group II-1, sub-loan group II-2 and
mortgage loans as of the cut-off date is                        sub-loan group II-3 mortgage loans,
approximately                                                   respectively, by cut-off date principal
                                                                balance, are hybrid mortgage loans
                                                                which, as of the cut-off date, are in
                                                                their fixed rate period. "Hybrid
                                                                mortgage loans" are fixed rate mortgage
                                                                loans that convert to adjustable
rate mortgage loans after an initial                            entitled to receive distributions solely
stated period of time ranging from six                          with respect to the sub-loan group I-1
months to ten years.                                            mortgage loans; the Class I-A-2A and
                                                                Class I-A-2B Certificates will be
For many of the hybrid mortgage loans, a                        entitled to receive distributions solely
period of time has elapsed since the                            with respect to the sub-loan group I-2
date of their origination. As a result,                         mortgage loans; the Class I-A-3A, Class
some hybrid mortgage loans may no longer                        I-A-3B and Class I-X Certificates will
be in their fixed rate period, or may                           be entitled to receive distributions
convert to an adjustable rate within a                          solely with respect to the sub-loan
shorter period of time than their                               group I-3 mortgage loans; and the group
initial stated fixed rate period. The                           I subordinate certificates will be
weighted average number of months until                         entitled to receive distributions solely
the next (or in the case of hybrid loans                        with respect to group I mortgage loans.
in their fixed rate period, initial)
interest rate adjustment date for each                          Except under the limited circumstances
mortgage loan is indicated in the table                         described in this free writing
below.                                                          prospectus, the Class II-1A-1 and Class
                                                                II-1A-2 Certificates will be entitled to
The interest rate on each mortgage loan                         receive distributions solely with
in loan group II will be adjusted,                              respect to the sub-loan group II-1
annually or semi-annually, as                                   mortgage loans; the Class II-2A-1 and
applicable, based on One-Year LIBOR,                            Class II-2A-2 Certificates will be
Six-Month LIBOR or One-Year CMT in each                         entitled to receive distributions solely
case to equal the related index plus a                          with respect to the sub-loan group II-2
fixed percentage set forth in or                                mortgage loans; the Class II-3A-1 and
computed in accordance with the related                         Class II-3A-2 Certificates will be
note, and generally subject to rounding                         entitled to receive distributions solely
and to certain other limitations,                               with respect to the sub-loan group II-3
including a maximum lifetime mortgage                           mortgage loans; and the group II
rate, and in certain cases a minimum                            subordinate certificates will be
lifetime mortgage rate, and in certain                          entitled to receive distributions solely
cases a maximum upward or downward                              with respect to group II mortgage loans.
adjustment on each interest adjustment
date, all as more fully described under                         The stated principal balance of each
"The Mortgage Pool" in this free writing                        mortgage loan generally has been
prospectus. As to each such adjustable                          calculated on the assumption that the
rate mortgage loan, the related servicer                        principal portion of all monthly
will be responsible for calculating and                         payments due with respect to each
implementing interest rate adjustments.                         mortgage loan on or before the cut-off
The related index is as described under                         date has been received.
"The Mortgage Pool--Indices on the
Mortgage Loans" in this free writing                            Set forth below is certain information
prospectus.                                                     regarding the mortgage loans and the
                                                                related mortgaged properties as of the
Approximately 13.64%, 10.60%, 12.75% and                        cut-off date. The information provided
18.44% of the group I, sub-loan group                           is approximate. All weighted average
I-1, sub-loan group I-2 and sub-loan                            information provided below reflects
group I-3 mortgage loans, respectively,                         weighting of the mortgage loans by their
and approximately 67.86%, 55.96%, 82.31%                        stated principal balances as of the
and 69.50% of the group II, sub-loan                            cut-off date.
group II-1, sub-loan group II-2 and
sub-loan group II-3 mortgage loans,                             Schedule A, which is attached and is a
respectively, in each case by cut-off                           part of this free writing prospectus,
date principal balance, are within an                           presents more detailed statistical
initial interest only period.                                   information relating to the mortgage
                                                                loans. You should also refer to "The
Except under the limited circumstances                          Mortgage Pool" in this free writing
described in this free writing                                  prospectus.
prospectus, the Class I-A-1 and Class
I-PO Certificates will be

SUB-LOAN GROUP I-1                                              group I-2, all of which are fixed rate
                                                                mortgage loans, as of the cut-off date:
The following table summarizes the
approximate characteristics of the                              Number of mortgage loans
mortgage loans in sub-loan group I-1,                                (including mortgage
all of which are fixed rate mortgage                                 loans a fraction of
loans, as of the cut-off date:                                       which is included in
                                                                     such sub-loan group)                             301
Number of mortgage loans                                        Aggregate principal balance                   $33,375,397
     (including mortgage                                        Range of mortgage rates                  5.875% to 7.000%
     loans a fraction of                                        Weighted average mortgage rate                     6.390%
     which is included in                                       Weighted average
     such sub-loan group)                             340            loan-to-value ratio                           77.65%
Aggregate principal balance                   $50,169,297       Range of scheduled remaining                 28 months to
Range of mortgage rates                  4.250% to 6.500%            terms to maturity                         357 months
Weighted average mortgage rate                     5.773%       Weighted average scheduled
Weighted average                                                     remaining term to
     loan-to-value ratio                           77.40%            maturity                                  332 months
Range of scheduled remaining                111 months to
     terms to maturity                         405 months       Original term:
Weighted average scheduled                                           0-180 months                                   5.27%
     remaining term to                                               181-360 months                                94.73%
     maturity                                  315 months            361+ months                                    0.00%

Original term:                                                  Interest rate type:
     0-180 months                                  13.12%            Fixed rate fully
     181-360 months                                86.38%            amortizing                                    99.43%
     361+ months                                    0.50%            Fixed rate balloon loans                       0.57%

Interest rate type:                                             Types of mortgage properties:
     Fixed rate fully                                                Single family dwellings                       71.83%
     amortizing                                    99.73%            Condominium                                    8.81%
     Fixed rate balloon loans                       0.27%            Planned Unit Development                      10.10%
                                                                     2-4 family dwellings                           2.73%
Types of mortgage properties:                                        Townhouse                                      2.18%
     Single family dwellings                       72.93%
     Condominium                                    7.38%       Owner Occupied                                     86.00%
     Planned Unit Development                       6.82%       Investor Property                                   6.10%
     2-4 family dwellings                           4.51%       Second Home                                         7.90%
     Townhouse                                      0.70%
                                                                First liens                                       100.00%
Owner Occupied                                     91.49%       Second liens                                        0.00%
Investor Property                                   3.72%
Second Home                                         4.79%       State concentrations (over
                                                                     5%):
First liens                                       100.00%            California                                    12.23%
Second liens                                        0.00%            Florida                                       14.78%
                                                                     Georgia                                        5.30%
State concentrations (over                                           North Carolina                                 5.65%
     5%):                                                            New York                                       6.67%
     California                                    13.72%
     Florida                                        8.90%       Delinquencies:
     New York                                      10.47%            31-60 days                                     7.43%
     Texas                                          8.81%
                                                                SUB-LOAN GROUP I-3
Delinquencies:
     31-60 days                                     5.41%       The following table summarizes the
                                                                approximate characteristics of the
SUB-LOAN GROUP I-2                                              mortgage loans in sub-loan group I-3,
                                                                all of which are fixed rate mortgage
The following table summarizes the                              loans, as of the cut-off date:
approximate characteristics of the
mortgage loans in sub-loan

Number of mortgage loans                                        Weighted average mortgage rate                     6.435%
     (including mortgage                                        Weighted average
     loans a fraction of                                             loan-to-value ratio                           78.75%
     which is included in                                       Range of scheduled remaining                 28 months to
     such sub-loan group)                             317            terms to maturity                         405 months
Aggregate principal balance                   $38,031,107       Weighted average scheduled
Range of mortgage rates                 6.300% to 13.375%            remaining term to
Weighted average mortgage rate                     7.349%            maturity                                         325
Weighted average
     loan-to-value ratio                           81.51%       Original term:
Range of scheduled remaining                 28 months to            0-180 months                                   8.14%
     terms to maturity                         357 months            181-360 months                                91.65%
Weighted average scheduled                                           361+ months                                    0.21%
     remaining term to
     maturity                                  331 months       Interest rate type:
                                                                     Fixed rate fully
Original term:                                                       amortizing                                    99.51%
     0-180 months                                   4.09%            Fixed rate balloon loans                       0.49%
     181-360 months                                95.91%
     361+ months                                    0.00%       Types of mortgage properties:
                                                                     Single family dwellings                       73.10%
Interest rate type:                                                  Condominium                                    8.27%
     Fixed rate fully                                                Planned Unit Development                       7.88%
     amortizing                                    99.28%            2-4 family dwellings                           4.57%
     Fixed rate balloon loans                       0.72%            Townhouse                                      1.53%

Types of mortgage properties:                                   Owner Occupied                                     85.39%
     Single family dwellings                       74.44%       Investor Property                                   7.84%
     Condominium                                    8.97%       Second Home                                         6.77%
     Planned Unit Development                       7.35%
     2-4 family dwellings                           6.27%       First liens                                       100.00%
     Townhouse                                      2.06%       Second liens                                        0.00%

Owner Occupied                                     76.79%       State concentrations (over
Investor Property                                  14.81%            5%):
Second Home                                         8.40%            California                                    11.31%
                                                                     Florida                                       14.12%
First liens                                       100.00%            Georgia                                        5.54%
Second liens                                        0.00%            New York                                       7.76%
                                                                     Texas                                          6.85%
State concentrations (over
     5%):                                                       Delinquencies:
     California                                     7.31%            31-60 days                                     7.97%
     Florida                                       20.43%
     Georgia                                        9.11%       SUB-LOAN GROUP II-1
     New York                                       5.14%
     Texas                                          6.06%       The following table summarizes the
                                                                approximate characteristics of the
Delinquencies:                                                  mortgage loans in sub-loan group II-1,
     31-60 days                                     11.81       all of which are adjustable rate
                                                                mortgage loans, as of the cut-off date:
LOAN GROUP I
                                                                Number of mortgage loans                              213
The following table summarizes the                              Aggregate principal balance                   $68,596,012
approximate characteristics of all the                          Average principal balance                        $322,047
mortgage loans in all sub-loan groups in                        Range of principal balances                    $34,243 to
loan group I, all of which are fixed                                                                           $1,400,000
rate mortgage loans, as of the cut-off                          Range of mortgage rates                 3.500% to 11.990%
date:                                                           Weighted average mortgage rate                     5.520%
                                                                Weighted average
Number of mortgage loans                              657            loan-to-value ratio                           71.10%
Aggregate principal balance                  $121,575,802       Range of scheduled remaining                200 months to
Average principal balance                        $185,047            terms to maturity                         355 months
Range of principal balances          $2,656 to $1,474,770
Range of mortgage rates                 4.250% to 13.375%

Weighted average scheduled                                      Range of principal balances         $69,550 to $2,200,000
     remaining term to                                          Range of mortgage rates                  4.000% to 9.375%
     maturity                                  331 months       Weighted average mortgage rate                     6.109%
                                                                Weighted average                                   71.76%
Original term:                                                       loan-to-value ratio
     0-180 months                                   0.00%       Range of scheduled remaining                319 months to
     181-360 months                               100.00%            terms to maturity                         357 months
     361+ months                                    0.00%       Weighted average scheduled
                                                                     remaining term to
Interest rate type:                                                  maturity                                  345 months
     Adjustable rate fully
       amortizing                                   1.01%       Original term:
     Hybrid fully amortizing                       98.99%            0-180 months                                   0.00%
     Hybrid balloon loans                           0.00%            181-360 months                               100.00%
                                                                     361+ months                                    0.00%
Indices:
     1-year CMT                                    55.40%       Interest rate type:
     6-month LIBOR                                 17.17%            Adjustable rate fully                          0.00%
     1-year LIBOR                                  27.43%              amortizing
                                                                     Hybrid fully amortizing                      100.00%
Types of mortgage properties:                                        Hybrid balloon loans                           0.00%
     Single family dwellings                       78.06%
     Condominium                                    8.06%       Indices:
     Planned Unit Development                       8.45%            1-year CMT                                    47.91%
     2-4 family dwellings                           2.88%            6-month LIBOR                                 23.28%
     Townhouse                                      0.28%            1-year LIBOR                                  28.81%

Owner Occupied                                     90.54%       Types of mortgage properties:
Investor Property                                   5.06%            Single family dwellings                       66.96%
Second Home                                         4.40%            Condominium                                   14.88%
                                                                     Planned Unit Development                      11.82%
First liens                                       100.00%            2-4 family dwellings                           4.96%
Second liens                                        0.00%            Townhouse                                      1.38%

State concentrations (over                                      Owner Occupied                                     79.49%
     5%):                                                       Investor Property                                  15.81%
     California                                    35.52%       Second Home                                         4.69%
     Florida                                       11.52%
     New York                                       5.79%       First liens                                       100.00%
                                                                Second liens                                        0.00%
Delinquencies:
     31-60 days                                     4.54%       State concentrations (over
                                                                     5%):
Adjustable rate loans:                                               California                                    24.18%
Weighted average:                                                    Florida                                       25.11%
     Gross Margin                                  2.774%            New Jersey                                    10.05%
     Periodic Cap                                  1.805%            Virginia                                       9.46%
     Maximum Mortgage
       Rate                                       10.722%       Delinquencies:
     Months to Next                                                  31-60 days                                     3.57%
       Adjustment                               25 months
                                                                Adjustable rate loans:
SUB-LOAN GROUP II-2                                             Weighted average:
                                                                     Gross Margin                                  2.558%
The following table summarizes the approximate                       Periodic Cap                                  1.932%
characteristics of the mortgage loans in sub-loan group              Maximum Mortgage
II-2, all of which are adjustable rate mortgage loans, as              Rate                                       11.298%
of the cut-off date:                                                 Months to Next
                                                                       Adjustment                               48 months
Number of mortgage loans                              147
Aggregate principal balance                   $51,261,969
Average principal balance                        $348,721

SUB-LOAN GROUP II-3                                             Delinquencies:
                                                                     31-60 days                                     2.64%
The following table summarizes the approximate
characteristics of the mortgage loans in sub-loan group         Adjustable rate loans:
II-3, all of which are adjustable rate mortgage loans, as       Weighted average:
of the cut-off date:                                                 Gross Margin                                  2.680%
                                                                     Periodic Cap                                  2.155%
Number of mortgage loans                              108            Maximum Mortgage
Aggregate principal balance                   $45,843,820              Rate                                       11.147%
Average principal balance                        $424,480            Months to Next
Range of principal balances                    $54,795 to              Adjustment                               97 months
                                               $1,388,610
Range of mortgage rates                  4.375% to 7.875%
Weighted average mortgage rate                     6.004%       LOAN GROUP II
Weighted average
     loan-to-value ratio                           68.34%       The following table summarizes the approximate
Range of scheduled remaining                166 months to       characteristics of all the mortgage loans in all sub-loan
     terms to maturity                         356 months       groups in loan group II, all of which are adjustable rate
Weighted average scheduled                                      mortgage loans, as of the cut-off date:
     remaining term to
     maturity                                  347 months       Number of mortgage loans                              468
                                                                Aggregate principal balance                  $165,701,801
Original term:                                                  Average principal balance                        $354,064
     0-180 months                                   0.12%       Range of principal balances                    $34,243 to
     181-360 months                                99.88%                                                      $2,200,000
     361+ months                                    0.00%       Range of mortgage rates                 3.500% to 11.990%
                                                                Weighted average mortgage rate                     5.836%
Interest rate type:                                             Weighted average
     Adjustable rate fully                          0.00%            loan-to-value ratio                           70.54%
       amortizing                                               Range of scheduled remaining                166 months to
     Hybrid fully amortizing                      100.00%            terms to maturity                         357 months
     Hybrid balloon loans                           0.00%       Weighted average scheduled
                                                                     remaining term to
Indices:                                                             maturity                                  340 months
     1-year CMT                                    85.62%
     6-month LIBOR                                  7.98%       Original term:
     1-year LIBOR                                   6.40%            0-180 months                                   0.03%
                                                                     181-360 months                                99.97%
Types of mortgage properties:                                        361+ months                                    0.00%
     Single family dwellings                       82.79%
     Condominium                                    7.58%       Interest rate type:
     Planned Unit Development                       6.14%            Adjustable rate fully                          0.42%
     2-4 family dwellings                           2.13%              amortizing
     Townhouse                                      0.00%            Hybrid fully amortizing                       99.58%
                                                                     Hybrid balloon loans                           0.00%
Owner Occupied                                     83.88%
Investor Property                                   9.28%       Indices:
Second Home                                         6.84%            1-year CMT                                    61.45%
                                                                     6-month LIBOR                                 16.52%
First liens                                       100.00%            1-year LIBOR                                  22.04%
Second liens                                        0.00%
                                                                Types of mortgage properties:
State concentrations (over                                           Single family dwellings                       75.93%
     5%):                                                            Condominium                                   10.04%
     California                                    24.91%            Planned Unit Development                       8.86%
     Florida                                       12.05%            2-4 family dwellings                           3.32%
     Maryland                                       5.06%            Townhouse                                      0.54%
     Massachusetts                                  6.61%
     New Jersey                                     5.27%       Owner Occupied                                     85.28%
     New York                                       9.36%       Investor Property                                   9.55%
     Washington                                     5.38%

Second Home                                         5.17%       such cure or substitution must occur within 90 days from
                                                                the date such breach was discovered.
First liens                                       100.00%
Second liens                                        0.00%       DESCRIPTION OF THE CERTIFICATES

State concentrations (over                                      GENERAL
     5%):
     California                                    29.08%       The trust will issue senior and subordinate certificates
     Florida                                       15.87%       in two certificate groups, which will represent the
     New Jersey                                     5.73%       entire beneficial ownership in the trust.
     New York                                       6.49%
                                                                The Class I-A-1 and Class I-PO Certificates will
Delinquencies:                                                  represent interests principally in sub-loan group I-1.
     31-60 days                                     3.71%       The Class I-A-2A and Class I-A-2B Certificates will
                                                                represent interests principally in sub-loan group I-2 and
Adjustable rate loans:                                          these certificates are sometimes referred to herein as
Weighted average:                                               the Class I-A-2 Certificates. The Class I-A-3A, Class
     Gross Margin                                  2.681%       I-A-3B and Class I-X Certificates will represent
     Periodic Cap                                  1.941%       interests principally in sub-loan group I-3 and these
     Maximum Mortgage                                           certificates (other than the Class I-X Certificates) are
       Rate                                       11.018%       sometimes referred to herein as the Class I-A-3
     Months to Next                                             Certificates.
       Adjustment                               52 months
                                                                The Class I-A-1, Class I-A-2 and Class I-A-3 Certificates
                                                                are sometimes referred to herein as the Class I-A
REMOVAL AND SUBSTITUTION OF A MORTGAGE LOAN                     Certificates, and together with the Class I-PO and Class
                                                                I-X Certificates, as the group I senior certificates.
The trustee (or the custodian on its behalf) will               Payments of interest and principal, as applicable, on
acknowledge the sale, transfer and assignment to it by          each class of group I senior certificates will be made
the depositor and receipt of, subject to further review         first from mortgage loans in the related sub-loan group
and the exceptions, the mortgage loans. If the trustee          and thereafter, in limited circumstances as further
(or the custodian on its behalf) finds that any mortgage        described herein, from mortgage loans in the other
loan is defective on its face due to a breach of the            sub-loan group or groups in group I.
representations and warranties with respect to that loan
made in the transaction agreements, the trustee (or the         The Class I-B-1, Class I-B-2 and Class I-B-3 Certificates
custodian on its behalf) will promptly notify the sponsor       will each represent subordinate interests in group I
of such defect. The sponsor must then correct or cure any       mortgage loans and these certificates are sometimes
such defect within 90 days from the date of notice from         referred to herein as the group I offered subordinate
the trustee (or the custodian on its behalf) of the             certificates.
defect and if the sponsor fails to correct or cure such
defect within such period and such defect materially and        The trust will also issue Class I-B-4, Class I-B-5 and
adversely affects the interests of the certificateholders       Class I-B-6 Certificates, which are not offered by this
in the related mortgage loan, the sponsor will, in              free writing prospectus, and which, together with the
accordance with the terms of the pooling and servicing          Class I-P Certificates, are sometimes referred to herein
agreement, within 90 days of the date of notice, transfer       as the group I non-offered certificates. The group I
to the trust a substitute mortgage loan (if within two          non-offered certificates will each represent subordinated
years of the closing date) or repurchase the mortgage           interests in the group I mortgage loans. The
loan from the trust; provided that, if such defect would
cause the mortgage loan to be other than a "qualified
mortgage" as defined in Section 860G(a)(3) of the
Internal Revenue Code, any

Class I-B-4 Certificates have an initial principal              Certificates or the group II senior certificates.
balance of approximately $1,216,000. The Class I-B-5            Payments of interest and principal on each class of group
Certificates have an initial principal balance of               II senior certificates will be made first from mortgage
approximately $790,000. The Class I-B-6 Certificates have       loans in the related sub-loan group and thereafter, in
an initial principal balance of approximately $1,884,704.       limited circumstances as further described herein, from
                                                                mortgage loans in the other sub-loan group or groups in
The Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4,         group II.
Class I-B-5 and Class I-B-6 Certificates are sometimes
referred to herein as the Class I-B Certificates or group       The Class II-B-1, Class II-B-2 and Class II-B-3
I subordinate certificates.                                     Certificates will each represent subordinate interests in
                                                                group II mortgage loans and these certificates are
The trust will also issue Class I-P Certificates, which         sometimes referred to herein as the group II offered
are not offered by this free writing prospectus, and            subordinate certificates.
which will represent the right of the holder to certain
prepayment charges on the group I mortgage loans serviced       The trust will also issue Class II-B-4, Class II-B-5 and
by EMC Mortgage Corporation, to the extent such                 Class II-B-6 Certificates, which are not offered by this
prepayment charges are not retained by EMC Mortgage             free writing prospectus and which, together with the
Corporation as servicer in accordance with the terms of         Class II-P Certificates, are sometimes referred to herein
the servicing agreement.                                        as the group II non-offered certificates. The group II
                                                                non-offered certificates will each represent subordinated
The group I senior certificates and group I offered             interests in the group II mortgage loans. The Class
subordinate certificates are sometimes referred to herein       II-B-4 Certificates have an initial principal balance of
as the group I offered certificates.                            approximately $911,000. The Class II-B-5 Certificates
                                                                have an initial principal balance of approximately
The Class I-X Certificates are sometimes referred to            $746,000. The Class II-B-6 Certificates have an initial
herein as the interest-only certificates.                       principal balance of approximately $1,907,801.

The group I offered certificates and the group I                The Class II-B-1, Class II-B-2, Class II-B-3, Class
non-offered certificates are sometimes referred to herein       II-B-4, Class II-B-5 and Class II-B-6 Certificates are
as the group I certificates.                                    sometimes referred to herein as the Class II-B
                                                                Certificates or group II subordinate certificates.
The Class II-1A-1 and Class II-1A-2 Certificates will
represent interests principally in sub-loan group II-1,         The group II senior certificates and the group II offered
and these certificates are sometimes referred to herein         subordinate certificates are sometimes referred to herein
as the Class II-1A Certificates. The Class II-2A-1 and          as the group II offered certificates.
Class II-2A-2 Certificates will represent interests
principally in sub-loan group II-2, and these                   The group II offered certificates and the group II
certificates are sometimes referred to herein as the            non-offered certificates are sometimes referred to herein
Class II-2A Certificates. The Class II-3A-1 and Class           as the group II certificates.
II-3A-2 Certificates will represent interests principally
in sub-loan group II-3, and these certificates are              The trust will also issue Class II-P Certificates, which
sometimes referred to herein as the Class II-3A                 are not offered by this free writing prospectus, and
Certificates.                                                   which will represent the right of the holder to certain
                                                                prepayment charges on the group II mortgage loans
The Class II-1A Certificates, Class II-2A Certificates          serviced by EMC Mortgage Corporation, to the extent such
and Class II-3A Certificates are sometimes referred to
herein as the Class II-A
prepayment charges are not retained by EMC Mortgage             DENOMINATIONS
Corporation as servicer in accordance with the terms of
the servicing agreement.                                        For each class of offered certificates, $25,000 and
                                                                multiples of $1,000 in excess thereof (except that one
The Class I-P and Class II-P Certificates are sometimes         certificate may be issued in an amount equal to the
referred to herein as the Class P Certificates.                 remainder of that class).

The group I offered certificates and group II offered           REGISTRATION OF CERTIFICATES
certificates are sometimes referred to herein as the
offered certificates. The group I non-offered                   The trust will issue the offered certificates initially
certificates and group II non-offered certificates,             in book-entry form. Persons acquiring beneficial
together with the residual certificates, are sometimes          ownership interests in book-entry certificates may elect
referred to herein as the non-offered certificates.             to hold their beneficial interests through The Depository
                                                                Trust Company, in the United States, or Clearstream
The group I senior certificates and group II senior             Luxembourg or Euroclear, in Europe.
certificates are sometimes referred to herein as the
senior certificates. The group I subordinate certificates       We refer you to "Description of the Certificates --
and group II subordinate certificates are sometimes             Book-Entry Registration" and "Annex I--Global Clearance,
referred to herein as the subordinate certificates.             Settlement and Tax Documentation Procedures" in this free
                                                                writing prospectus.
The group I certificates and group II certificates are
sometimes referred to herein as the certificates.               PASS-THROUGH RATES

The Class R Certificates and the Class R-X Certificates         The pass-through rates for each class of offered
(also referred to herein as the residual certificates),         certificates (other than the Class I-A Certificates) may
which are not offered pursuant to this free writing             change from distribution date to distribution date. The
prospectus, will represent the residual interests in the        pass-through rate will therefore be adjusted on a monthly
real estate mortgage investment conduits established by         basis. Investors will be notified of a pass-through rate
the trust.                                                      adjustment through the monthly distribution reports as
                                                                described under "Description of the Certificates -
The final scheduled distribution date for the group I and       Reports to Certificateholders" in this free writing
group II offered certificates is the distribution date in       prospectus.
October 2036. The actual final distribution date for each
class of offered certificates may be earlier, and could         Group I Certificates
be substantially earlier, than the distribution date in
October 2036.                                                   The pass-through rates for each class of group I
                                                                certificates are as follows:
RECORD DATE
                                                                On any distribution date, the pass-through rate per annum
For each class of certificates and for any distribution         for each class of Class I-A Certificates will be equal to
date, the close of business on the last business day of         the respective per annum fixed rate set forth on the
the month immediately preceding the month in which such         cover of this free writing prospectus.
distribution date occurs, and for the first distribution
date, the closing date.                                         On any distribution date, the pass-through rate per annum
                                                                for the Class I-X Certificates for any distribution date,
                                                                will be equal to the excess, if any, of (a) the weighted
                                                                average of the net
mortgage rates of the sub-loan group I-3 mortgage loans        excess of the aggregate stated principal balance of each
with a net mortgage rate greater than or equal to 6.500%       such sub-loan group over the aggregate certificate
per annum, over (b) 6.500% per annum.                          principal balance of the senior certificates related to
                                                               such sub-loan group.
The Class I-PO Certificates are principal-only
certificates which are not entitled to receive any             The "optional termination date" is the first distribution
payments of interest.                                          date that the depositor would have the option to purchase
                                                               all of the remaining trust assets, as described under
On any distribution date, the pass-through rate for each       "Optional Termination" below.
class of Class I-B Certificates will be, for any
distribution date, a variable pass-through rate equal to       We refer you to "Description of the Certificates -
the weighted average of the pass-through rates per annum       Distributions" in this free writing prospectus.
for each class of Class I-A Certificates, weighted in
proportion to the excess of the aggregate stated               DISTRIBUTION DATES
principal balance of each related sub-loan group over the
aggregate certificate principal balance of the senior          The paying agent will make distributions on the
certificates related to such sub-loan group.                   certificates on the 25th day of each calendar month
                                                               beginning in January 2007 to the appropriate holders of
Group II Certificates                                          record. If the 25th day of a month is not a business day,
                                                               then the paying agent will make distributions on the next
The pass-through rates for each class of group II              business day after the 25th day of the month.
certificates are as follows:
                                                               INTEREST PAYMENTS
On any distribution date, the pass-through rate per annum
for each class of Class II-1A Certificates will be equal       On each distribution date holders of the interest-bearing
to the weighted average of the net mortgage rates of the       offered certificates will be entitled to receive:
sub-loan group II-1 mortgage loans.
                                                                    []   the interest that has accrued on the
On any distribution date, the pass-through rate per annum                certificate principal balance or notional
for each class of Class II-2A Certificates will be equal                 amount of such class of certificates at the
to the weighted average of the net mortgage rates of the                 related pass-through rate during the related
sub-loan group II-2 mortgage loans.                                      accrual period,

On any distribution date, the pass-through rate per annum                plus
for each class of Class II-3A Certificates will be equal
to the weighted average of the net mortgage rates of the            []   any interest due on a prior distribution date
sub-loan group II-3 mortgage loans.                                      that was not paid,

On any distribution date, the pass-through rate for each                 minus
class of Class II-B Certificates will be, for any
distribution date, a variable pass-through rate equal to            []   certain shortfalls in interest collections
the weighted average of the weighted average of the net                  allocated to that class of certificates.
mortgage rates of the mortgage loans in each sub-loan
group in loan group II, weighted in proportion to the             The accrual period for the interest-bearing certificates
                                                                  will be the calendar month immediately preceding the
                                                                  calendar month in which a distribution date occurs.
                                                                  Calculations of interest on these certificates will be
                                                                  based on a 360-day year that consists of twelve 30-day
                                                                  months.

PRINCIPAL PAYMENTS                                                         Certificates, the Class I-B-5 Certificates and
                                                                           the Class I-B-6 Certificates;
On each distribution date, distributions of principal
will be made on the certificates of each related sub-loan             o    the Class I-B-3 Certificates will have payment
group or loan group entitled to payments of principal, in                  priority over the Class I-B-4 Certificates, the
the respective priorities described in this free writing                   Class I-B-5 Certificates and the Class I-B-6
prospectus, if there is cash available on that date for                    Certificates;
the payment of principal to the applicable class. Monthly
principal distributions will generally include principal              o    the Class I-B-4 Certificates will have payment
payments on the related mortgage loans.                                    priority over the Class I-B-5 Certificates and
                                                                           the Class I-B-6 Certificates; and
You should review the priority of payments described
under "Description of the Certificates - Distributions"               o    the Class I-B-5 Certificates will have payment
in this free writing prospectus.                                           priority over the Class I-B-6 Certificates;

CREDIT ENHANCEMENT                                               Subordination provides the holders of group I
                                                                 certificates having a higher payment priority with
Credit enhancement provides limited protection to holders        protection against losses realized when the unpaid
of specified certificates against shortfalls in payments         principal balance on a group I mortgage loan exceeds the
received on the related mortgage loans. This transaction         proceeds recovered on liquidation of that mortgage loan.
employs the following forms of credit enhancement:               In general, we accomplish this loss protection by
                                                                 allocating any realized losses on the group I mortgage
Group I Certificates                                             loans among the group I certificates, beginning with the
                                                                 class of group I subordinate certificates with the lowest
SUBORDINATION. By issuing group I senior certificates and        payment priority, until the certificate principal balance
group I subordinate certificates, the trust has increased        of that subordinated class has been reduced to zero. We
the likelihood that group I senior certificateholders            then allocate the realized losses to the next most junior
will receive regular payments of principal and, as               class of group I subordinate certificates, until the
applicable, interest.                                            certificate principal balance of each class of group I
                                                                 subordinate certificates is reduced to zero. After the
The group I senior certificates will have payment                certificate principal balances of all of the group I
priority over the group I subordinate certificates.              subordinate certificates have been reduced to zero, the
                                                                 principal portion of realized losses on a group I
Among the classes of group I subordinate certificates:           mortgage loan occurring during the related period set
                                                                 forth in the respective servicing agreement will be
     o    the Class I-B-1 Certificates will have payment         allocated to related the group I senior certificates
          priority over the Class I-B-2 Certificates, the        (other than the Class I-X Certificates), in the order of
          Class I-B-3 Certificates, the Class I-B-4              priority set forth in this free writing prospectus, until
          Certificates, the Class I-B-5 Certificates and         the certificate principal balance of each such class has
          the Class I-B-6 Certificates;                          been reduced to zero.

     o    the Class I-B-2 Certificates will have payment         In addition, to extend the period during which the group
          priority over the Class I-B-3 Certificates, the        I subordinate certificates remain available as credit
          Class I-B-4                                            enhancement to the group I senior certificates, the
                                                                 entire amount of any prepayments and certain other
                                                                 unscheduled
recoveries of principal with respect to the                           o    the Class II-B-2 Certificates will have payment
group I mortgage loans in a sub-loan group will be                         priority over the Class II-B-3 Certificates,
allocated to the related group I senior certificates                       the Class II-B-4 Certificates, the Class II-B-5
(other than the Class I-X Certificates) to the extent                      Certificates and the Class II-B-6 Certificates;
described in this free writing prospectus during the
first five years after the cut-off date, with such                    o    the Class II-B-3 Certificates will have payment
allocation to be subject to further reduction over an                      priority over the Class II-B-4 Certificates,
additional five year period thereafter as described in                     the Class II-B-5 Certificates and the Class
this free writing prospectus, unless certain loss and                      II-B-6 Certificates;
delinquency tests (as set forth in the definition of
"Group I Senior Prepayment Percentage" in the Glossary                o    the Class II-B-4 Certificates will have payment
hereto) are satisfied. This will accelerate the                            priority over the Class II-B-5 Certificates and
amortization of the group I senior certificates in the                     the Class II-B-6 Certificates; and
related sub-loan group (other than the Class I-X and
Class I-PO Certificates) while, in the absence of                     o    the Class II-B-5 Certificates will have payment
realized losses in respect of the group I mortgage loans                   priority over the Class II-B-6 Certificates;
in the related sub-loan group, increasing the percentage
interest in the principal balance of the related mortgage        Subordination provides the holders of group II
loans that the group I subordinate certificates evidence.        certificates having a higher payment priority with
                                                                 protection against losses realized when the unpaid
We refer you to "Description of the                              principal balance on a group II mortgage loan exceeds the
Certificates--Distributions" and "--Allocation of                proceeds recovered on liquidation of that mortgage loan.
Realized Losses" in this free writing prospectus.                In general, we accomplish this loss protection by
                                                                 allocating any realized losses on the group II mortgage
Group II Certificates                                            loans among the group II certificates, beginning with the
                                                                 class of group II subordinate certificates with the
SUBORDINATION. By issuing group II senior certificates           lowest payment priority, until the certificate principal
and group II subordinate certificates, the trust has             balance of that subordinated class has been reduced to
increased the likelihood that group II senior                    zero. We then allocate the realized losses to the next
certificateholders will receive regular payments of              most junior class of group II subordinate certificates,
interest and principal.                                          until the certificate principal balance of each class of
                                                                 group II subordinate certificates is reduced to zero.
The group II senior certificates will have payment               After the certificate principal balances of all of the
priority over the group II subordinate certificates.             group II subordinate certificates have been reduced to
                                                                 zero, the principal portion of realized losses on a group
Among the classes of group II subordinate certificates:          II mortgage loan occurring during the related period set
                                                                 forth the related servicing agreement will be allocated
     o    the Class II-B-1 Certificates will have payment        to the related group II senior certificates, in the order
          priority over the Class II-B-2 Certificates,           of priority set forth in this free writing prospectus,
          the Class II-B-3 Certificates, the Class II-B-4        until the certificate principal balance of each such
          Certificates, the Class II-B-5 Certificates and        class has been reduced to zero.
          the Class II-B-6 Certificates;

In addition, to extend the period during which the group         We refer you to "Servicing of the Mortgage Loans" in this
II subordinate certificates remain available as credit           free writing prospectus.
enhancement to the group II senior certificates, the
entire amount of any prepayments and certain other               SERVICING FEE AND SECURITIES ADMINISTRATOR FEE
unscheduled recoveries of principal with respect to the
group II mortgage loans in a sub-loan group will be              The securities administrator will be entitled to receive
allocated to the related group II senior certificates to         a fee as compensation for its activities under the
the extent described in this free writing prospectus             pooling and servicing agreement equal to 0.015% per annum
during the first seven years after the cut-off date, with        of the aggregate principal balance of the mortgage loans
such allocation to be subject to further reduction over          in the related loan group as of the first day of the
an additional five year period thereafter as described in        month immediately preceding such distribution date. Each
this free writing prospectus, unless certain loss and            of the servicers will be entitled to recover a fee as
delinquency tests (as set forth in the definition of             compensation for its activities under the related
"Group II Senior Prepayment Percentage" in the Glossary          servicing agreement equal to 1/12th of the applicable
hereto) are satisfied. This will accelerate the                  servicing fee rate multiplied by the stated principal
amortization of the group II senior certificates in the          balance of each mortgage loan serviced by it as of the
related sub-loan group while, in the absence of realized         due date in the month preceding the month in which such
losses in respect of the group II mortgage loans in the          distribution date occurs. The servicing fee rate will
related sub-loan group, increasing the percentage                range from 0.25% to 0.50% per annum. Interest shortfalls
interest in the principal balance of the related mortgage        on the related mortgage loans resulting from prepayments
loans that the group II subordinate certificates                 in full in any calendar month will be offset by the
evidence.                                                        related servicer on the distribution date in the
                                                                 following calendar month to the extent of compensating
We refer you to "Description of the                              interest payments as described in this free writing
Certificates--Distributions" and "--Allocation of                prospectus.
Realized Losses" in this free writing prospectus.
                                                                 OPTIONAL TERMINATION
ADVANCES
                                                                 The depositor may purchase all of the remaining assets in
Each servicer will make cash advances with respect to            a loan group when the stated principal balance of the
delinquent payments of scheduled interest and principal          mortgage loans and any foreclosed real estate owned by
(other than principal on any balloon payment) on the             the trust fund, in each case with respect to the related
mortgage loans for which it acts as servicer, in general         loan group, has declined to or below 10% of the stated
to the extent that such servicer reasonably believes that        principal balance of the mortgage loans in the related
such cash advances can be repaid from future payments on         loan group as of the cut-off date. We refer to this
the related mortgage loans. If the related servicer fails        distribution date, respectively, as the related "optional
to make any required advances, the master servicer in            termination date." Such a purchase will result in the
general may be obligated to do so, as described in this          early retirement of all the certificates.
free writing prospectus. These cash advances are only
intended to maintain a regular flow of scheduled                 FEDERAL INCOME TAX CONSEQUENCES
principal and (as applicable) interest payments on the
certificates and are not intended to guarantee or insure         For federal income tax purposes, the trust will comprise
against losses.                                                  multiple real estate mortgage investment conduits,
                                                                 organized in a tiered REMIC structure. The certificates
                                                                 (other than



the Class R Certificates) will represent                         RATINGS
beneficial ownership of "regular interests" in the
related REMIC identified in the pooling and servicing            The classes of certificates listed below will not be
agreement.                                                       offered unless they receive the respective ratings set
                                                                 forth below from Standard & Poor's, a division of The
The residual certificates will represent the beneficial          McGraw-Hill Companies, Inc., which we refer to as
ownership of the sole class of "residual interest" in a          "Standard & Poor's," and Fitch Ratings, which we refer to
REMIC. Certain classes of offered certificates may be            as "Fitch."
issued with original issue discount for federal income
tax purposes.
                                                                                          STANDARD &
We refer you to "Federal Income Tax Consequences" in this                       CLASS       POOR'S        FITCH
free writing prospectus and "Material Federal Income Tax                     I-A-1            AAA          AAA
Considerations" in the prospectus for additional                             I-PO             AAA          AAA
information concerning the application of federal income                     I-A-2A           AAA          AAA
tax laws.                                                                    I-A-2B           AAA          AAA
                                                                             I-A-3A           AAA          AAA
LEGAL INVESTMENT                                                             I-A-3B           AAA          AAA
                                                                             I-X              AAA          AAA
None of the certificates will be "mortgage related                           I-B-1            AA           AA
securities" for purposes of the Secondary Mortgage Market                    I-B-2             A            A
Enhancement Act of 1984.                                                     I-B-3            BBB          BBB
                                                                             II-1A-1          AAA          AAA
We refer you to "Legal Investment Considerations" in the                     II-1A-2          AAA          AAA
prospectus.                                                                  II-2A-1          AAA          AAA
                                                                             II-2A-2          AAA          AAA
ERISA CONSIDERATIONS                                                         II-3A-1          AAA          AAA
                                                                             II-3A-2          AAA          AAA
The Class A Certificates may be purchased by an employee                     II-B-1           AA           AA
benefit plan or other retirement arrangement subject to                      II-B-2            A            A
the Employee Retirement Income Security Act of 1974 or                       II-B-3           BBB          BBB
Section 4975 of the Internal Revenue Code of 1986
("Plan"), but the subordinate certificates may only be           A rating is not a recommendation to buy, sell or hold
purchased by or on behalf of a Plan if one of a number of        securities and any rating agency can revise or withdraw
prohibited transaction class exemptions, based on the            such ratings at any time. In general, ratings address
identity of the fiduciary of such plan or arrangement or         credit risk and do not address the likelihood of
the source of funds used to acquire the certificates, is         prepayments.
applicable to the acquisition and holding of such
certificates.

We refer you to "ERISA Considerations" in this free writing prospectus and in the prospectus.


                                      S-19


                              TRANSACTION STRUCTURE

                                [GRAPHIC OMITTED]

                                  RISK FACTORS

         In addition to the matters described elsewhere in this free writing prospectus and the prospectus, you should carefully consider the following risk factors before deciding to purchase a certificate.


THE SUBORDINATE CERTIFICATES OF A
LOAN GROUP HAVE A GREATER RISK OF
LOSS THAN THE SENIOR CERTIFICATES OF
THE RELATED LOAN GROUP.
                                        When certain classes of certificates
                                        provide credit enhancement for other
                                        classes of certificates it is sometimes
                                        referred to as "subordination."
                                        References in the following paragraph to "related subordinated classes" means:

                                               o   with respect to the senior
                                                   certificates of a loan group,
                                                   the subordinate certificates
                                                   of the related loan group;
                                                   and

                                               o   with respect to the Class B
                                                   Certificates of a loan group,
                                                   the Class B Certificates of
                                                   such loan group having a
                                                   higher numerical designation.

                                        We will provide credit enhancement in
                                        the form of subordination for the
                                        certificates, first, by the right of the holders of the senior certificates of a loan group to receive certain payments of interest and (as applicable) principal prior to the related subordinated classes and, second, by the allocation of realized losses to the related subordinated classes. This form of credit enhancement uses collections on the mortgage loans of a loan group otherwise payable to the holders of the related subordinated classes to pay amounts due on the more senior classes. Such collections on the mortgage loans of a loan group are the sole source of funds from which such credit enhancement is provided. Realized losses on the mortgage loans of a loan group are allocated to the related subordinate certificates, beginning with the certificates with the lowest payment priority, until the certificate principal balance of that class has been reduced to zero. This means that with respect to the certificates offered by this free writing prospectus, realized losses on the mortgage loans of a loan group would first be allocated to the Class I-B-6 Certificates, in the case of loan group I, and to the Class II-B-6 Certificates, in the case of loan group II, until the certificate principal balance of such Certificates is reduced to zero. Subsequent realized losses would be allocated to the next most junior class of related subordinate certificates, until the certificate principal balance of that class of subordinate certificates is reduced to zero. Accordingly, if the aggregate certificate principal balance of a subordinated class were to be reduced to zero, delinquencies and defaults on the mortgage loans of a loan group would reduce the amount of funds available for distributions to holders of the remaining related subordinated class or classes and, if the aggregate certificate principal balance of all such subordinated classes were to be reduced to zero, delinquencies and defaults on the mortgage loans of such loan group would reduce the amount of funds available for monthly distributions to holders of the related senior certificates. After the certificate principal balances of all of the subordinate certificates of a loan group have been reduced to zero, the principal portion of realized losses on a mortgage loan in a sub-loan group occurring during the related period set forth in the respective servicing agreement will be allocated to the related senior certificates (other than the interest-only certificates), in the order of priority set forth in this free writing prospectus, until the certificate principal balance of each such class has been reduced to zero.

                                        You should fully consider the risks of
                                        investing in a subordinate certificate,
                                        including the risk that you may not
                                        fully recover your initial investment as a result of realized losses.

                                        We refer you to "Description of the
                                        Certificates" in this free writing
                                        prospectus for additional information.

ADDITIONAL RISKS ASSOCIATED WITH THE
SUBORDINATE CERTIFICATES
                                        The weighted average lives of, and the
                                        yields to maturity on, the subordinate
                                        certificates of a loan group will be
                                        progressively more sensitive, in the
                                        order of their payment priority, to the
                                        rate and timing of mortgagor defaults
                                        and the severity of ensuing losses on
                                        the related mortgage loans. If the
                                        actual rate and severity of losses on
                                        the mortgage loans of a loan group is
                                        higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such investor based on such assumption. The timing of losses on the mortgage loans of a loan group will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of such mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans of a loan group will reduce the certificate principal balance of the related subordinate certificates in the reverse order of their payment priority. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case. Once a realized loss is allocated to a subordinate certificate, no interest will be distributable with respect to such written down amount, except to the extent the principal balance is thereafter increased by a subsequent recovery.

                                        If no subordinate certificates of a loan group remain outstanding, then the principal portion of realized losses on the mortgage loans of such loan group will be allocated to the related senior certificates (other than the interest-only certificates) as described in "Description of the
                                        Certificates--Allocation of Realized
                                        Losses" in this free writing prospectus.

                                        In addition, the multiple class
                                        structure of the subordinate
                                        certificates in a loan group causes the
                                        yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans in such loan group. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this free writing prospectus, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the related mortgage loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the related mortgage loans and the timing thereof, to the extent such losses are not covered by a class of related subordinate certificates with a lower payment priority. Furthermore, the timing of receipt of principal and interest by the subordinate certificates in a loan group may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

THE YIELDS ON THE CLASS I-X AND CLASS
I-PO CERTIFICATES ARE SENSITIVE TO
PREPAYMENTS
                                        The notional amount of the Class I-X
                                        Certificates will be based upon the
                                        aggregate stated principal balance of
                                        the sub-loan group I-3 mortgage loans
                                        with a net mortgage rate greater than or equal to 6.500% per annum. As a result, the yield on the Class I-X Certificates will be sensitive to the rate and timing of principal payments on the sub-loan group I-3 mortgage loans with a net mortgage rate greater than or equal to 6.500% per annum. A rapid rate of principal payments on such mortgage loans will have a materially adverse effect on the yield to investors in the Class I-X Certificates. Investors should fully consider the associated risks, including the risk that a rapid rate of principal payments on the sub-loan group I-3 mortgage loans with a net mortgage rate greater than or equal to 6.500% per annum could result in the failure of investors in the Class I-X Certificates to recover fully their initial investments.

                                        The Class I-PO Certificates will receive a portion of the principal payments on the sub-loan group I-1 mortgage loans that have net mortgage rates lower than 5.500% per annum. Therefore, the yield on the Class I-PO Certificates is extremely sensitive to the rate and timing of principal prepayments and defaults on the sub-loan group I-1 mortgage loans that have net mortgage rates lower than 5.500% per annum. Investors in the Class I-PO Certificates should be aware that mortgage loans with lower interest rates are less likely to be prepaid than mortgage loans with higher interest rates. If payments of principal on the sub-loan group I-1 mortgage loans that have net mortgage rates lower than 5.500% per annum occur at a rate slower that an investor assumed at the time of purchase, the investor's yield will be adversely affected.

MORTGAGE LOANS WITH INTEREST-ONLY
PAYMENTS
                                        Approximately 13.64%, 10.60%, 12.75% and
                                        18.44% of the group I, sub-loan group
                                        I-1, sub-loan group I-2 and sub-loan
                                        group I-3 mortgage loans, respectively,
                                        and approximately 67.86%, 55.96%, 82.31%
                                        and 69.50% of the group II, sub-loan
                                        group II-1, sub-loan group II-2 and
                                        sub-loan group II-3 mortgage loans,
                                        respectively, in each case by cut-off
                                        date principal balance, require the
                                        borrowers to make monthly payments of
                                        accrued interest, but not principal, for a fixed period following origination ranging from two years to ten years. After the interest-only period, the borrower's monthly payment will be recalculated to cover both interest and principal so that the mortgage loan will be paid in full by its final payment date. If the monthly payment increases, the borrower may not be able to pay the increased amount and may default or may refinance the loan to avoid the higher payment. Because no principal payments may be made on such mortgage loans for a period of time, certificateholders of the related sub-loan group or group will receive smaller principal distributions than they would have received if the borrowers were required to make monthly payments of interest and principal for the lives of the related mortgage loans. Absent other considerations, this slower rate of principal distributions will result in longer, and in some cases substantially longer, weighted average lives of the related offered certificates and may reduce the return on an investment in an offered certificate that is purchased at a discount to its principal amount.

CERTAIN MORTGAGE LOANS WERE
UNDERWRITTEN TO NON-CONFORMING
UNDERWRITING STANDARDS, WHICH MAY
RESULT IN LOSSES OR SHORTFALLS TO BE
INCURRED ON THE OFFERED CERTIFICATES
                                        The mortgage loans were underwritten
                                        generally in accordance with
                                        underwriting standards which are
                                        primarily intended to provide for single family "non-conforming" mortgage loans. A "non-conforming" mortgage loan means a mortgage loan which is ineligible for purchase by Fannie Mae or Freddie Mac due to either credit characteristics of the related mortgagor or documentation standards in connection with the underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac underwriting guidelines for "A" credit mortgagors. These credit characteristics include mortgagors whose creditworthiness and repayment ability do not satisfy such Fannie Mae or Freddie Mac underwriting guidelines and mortgagors who may have a record of credit write-offs, outstanding judgments, prior bankruptcies and other credit items that do not satisfy such Fannie Mae or Freddie Mac underwriting guidelines. These documentation standards may include mortgagors who provide limited or no documentation in connection with the underwriting of the related mortgage loan. In addition, certain mortgage loans fail to conform to the underwriting standards of the related originators. Accordingly, mortgage loans underwritten under such non-conforming credit underwriting standards are likely to experience rates of delinquency, foreclosure and loss that are higher, and may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac underwriting guidelines. Any resulting losses, to the extent not covered by credit enhancement, may affect the yield to maturity of the offered certificates.

INCLUSION OF DELINQUENT AND OTHER
IMPAIRED MORTGAGE LOANS MAY INCREASE
RISK OF LOSS
                                        Approximately 7.97%, 5.41%, 7.43% and
                                        11.81% of the group I, sub-loan group
                                        I-1, sub-loan group I-2 and sub-loan
                                        group I-3 mortgage loans, respectively,
                                        and approximately 3.71%, 4.54%, 3.57%
                                        and 2.64% of the group II, sub-loan
                                        group II-1, sub-loan group II-2 and
                                        sub-loan group II-3 mortgage loans,
                                        respectively, in each case by cut-off
                                        date principal balance, were 30 days or
                                        more contractually delinquent. As a
                                        result, the mortgage pool may bear more
                                        risk than a pool of mortgage loans
                                        without any delinquencies but with
                                        otherwise comparable characteristics. In addition, the mortgage pool includes mortgage loans with certain impairments, which may include:

                                            o    mortgage loans that violated
                                                 the underwriting guidelines or
                                                 program guidelines under which
                                                 they were originated;

                                            o    mortgage loans that had missing
                                                 or defective loan
                                                 documentation;

                                            o    mortgage loans that were
                                                 previously delinquent;

                                            o    borrowers who may have a record
                                                 of credit write-offs,
                                                 outstanding judgments, current
                                                 or prior bankruptcies and other
                                                 credit items that do not
                                                 satisfy the applicable
                                                 underwriting guidelines;

                                            o    mortgage loans with low credit
                                                 scores and/or high current
                                                 loan-to-value ratios, debt
                                                 service coverage ratios or
                                                 combined amortized
                                                 loan-to-value ratios;

                                            o    seasoned mortgage loans;

                                            o    missing or deficient appraisals
                                                 (for example, the comparable
                                                 properties did not support the
                                                 appraised value); or

                                            o    the absence of required primary
                                                 mortgage insurance.

                                        As a result of these characteristics,
                                        the mortgage loans may have increased
                                        delinquencies and losses as compared to
                                        other mortgage
                                        pools and other series of mortgage
                                        pass-through certificates issued by the
                                        depositor. To the extent not covered by
                                        credit enhancement, such increased
                                        delinquencies and losses, if any, could
                                        result in the reduction of amounts
                                        available for distribution to
                                        certificateholders.

DEFAULTS COULD CAUSE PAYMENT DELAYS
AND LOSSES
                                        There could be substantial delays in the liquidation of defaulted mortgage loans and corresponding delays in your receiving your portion of the proceeds of liquidation. These delays could last up to several years. Furthermore, an action to obtain a deficiency judgment is regulated by statutes and rules, and the amount of a deficiency judgment may be limited by law. In the event of a default by a borrower, these restrictions may impede the ability of the related servicer to foreclose on or to sell the mortgaged property or to obtain a deficiency judgment. In addition, liquidation expenses such as legal and appraisal fees, real estate taxes and maintenance and preservation expenses, will reduce the amount of security for the mortgage loans and, in turn, reduce the proceeds payable to certificateholders.

                                        In the event that:

                                            o    the mortgaged properties fail
                                                 to provide adequate security
                                                 for the related mortgage loans,
                                                 and

                                            o    the protection provided by the
                                                 subordination of certain
                                                 classes of certificates in a
                                                 related loan group is
                                                 insufficient to cover any
                                                 shortfall,

                                        you could lose all or a portion of the
                                        money you paid for your certificates.

YOUR YIELD COULD BE ADVERSELY AFFECTED
BY THE UNPREDICTABILITY OF PREPAYMENTS
                                        No one can accurately predict the level
                                        of prepayments that the trust will
                                        experience. The trust's prepayment
                                        experience may be affected by many
                                        factors, including:

                                            o    general economic conditions,

                                            o    the level of prevailing
                                                 interest rates,

                                            o    the availability of alternative
                                                 financing and

                                            o    homeowner mobility.

                                        Approximately 58.43%, 63.50%, 52.66% and
                                        56.82% of the group I, sub-loan group
                                        I-1, sub-loan group I-2 and sub-loan
                                        group I-3 mortgage loans, respectively,
                                        and approximately 36.23%, 37.18%,

                                        39.70% and 30.91% of the group II,
                                        sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, in each case by stated principal balance as of the cut-off date, contain due-on-sale provisions, and the related servicers intend to enforce those provisions unless doing so is not permitted by applicable law or the related servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the mortgaged property in question to assume the related mortgage loan. In addition, certain of the mortgage loans impose a prepayment charge in connection with voluntary prepayments made within up to five years after origination, which charges may, if not waived by a servicer, discourage prepayments during the applicable period. Mortgage loans still subject to such a prepayment charge constitute approximately 7.50%, 4.22%, 5.71% and 13.40% of the group I, sub-loan group I-1, sub-loan group I-2
                                        and sub-loan group I-3 mortgage loans,
                                        respectively, and approximately 5.31%,
                                        5.14%, 9.23% and 1.19% of the group II,
                                        sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, in each case by stated principal balance as of the cut-off date. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The holders of the offered certificates will not be entitled to any prepayment penalties or prepayment charges collected on the related mortgage loans.

                                        The weighted average lives of the
                                        certificates in a loan group or sub-loan group, particularly the interest-only certificates and principal-only certificates, will be sensitive to the rate and timing of principal payments, including prepayments on the related mortgage loans, which may fluctuate significantly from time to time.

                                        You should note that:

                                            o    if you purchase principal-only
                                                 certificates or you purchase
                                                 your certificates at a discount
                                                 and principal is repaid on the
                                                 related mortgage loans slower
                                                 than you anticipate, then your
                                                 yield may be lower than you
                                                 anticipate;

                                            o    if you purchase interest-only
                                                 certificates or you purchase
                                                 your certificates at a premium
                                                 and principal is repaid on the
                                                 related mortgage loans faster
                                                 than you anticipate, then your
                                                 yield may be lower than you
                                                 anticipate;

                                            o    since repurchases of mortgage
                                                 loans as a result of breaches
                                                 of representations and
                                                 warranties and liquidations of
                                                 mortgage loans following
                                                 default have the same effect as
                                                 prepayments, your yield may be
                                                 lower than you expect if the
                                                 rate of such repurchases and
                                                 liquidations in the related
                                                 loan group or sub-loan group is
                                                 higher than you expect; and

                                            o    you bear the reinvestment risks
                                                 resulting from a faster or
                                                 slower rate of principal
                                                 payments than you expected.

                                        We refer you to "The Mortgage Pool,"
                                        "Yield, Prepayment and Maturity
                                        Considerations," and "Description of the
                                        Certificates--Optional Termination" in
                                        this free writing prospectus and
                                        "Material Legal Aspects of the Loans --
                                        Due-on-Sale Clauses in Mortgage Loans"
                                        in the prospectus for a description of
                                        certain provisions of the mortgage loans that may affect the prepayment experience on the mortgage loans.

                                        During the period in which the
                                        subordinate certificates of a loan group remain available as credit enhancement to the related senior certificates, the entire amount of any prepayments and certain other unscheduled recoveries of principal with respect to the mortgage loans in a sub-loan group will be allocated to the related senior certificates entitled to payments of principal (other than the principal-only certificates) during the first five years after the cut-off date, in the case of group I, and during the first seven years after the cut-off date, in the case of group II, with such allocation to be subject to further reduction over an additional five-year period thereafter, as described in this free writing prospectus, unless certain loss and delinquency tests (as set forth in the definition of "Senior Prepayment Percentage" in the Glossary hereto) are satisfied. This will accelerate the amortization of such senior certificates in the related sub-loan group while, in the absence of realized losses in respect of the related mortgage loans, increasing the percentage interest in the principal balance of such mortgage loans that the related subordinate certificates evidence.

                                        The sponsor may from time to time
                                        implement programs designed to encourage refinancing. These programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property. In addition, the sponsor may encourage assumptions of mortgage loans, including defaulted mortgage loans, under which creditworthy borrowers assume the outstanding indebtedness of the mortgage loans which may be removed from the mortgage pool. As a result of these programs, with respect to the mortgage pool underlying any trust, the rate of principal prepayments of the mortgage loans in the mortgage pool may be higher than would otherwise be the case, and in some cases, the average credit or collateral quality of the mortgage loans remaining in the mortgage pool may decline.

                                        For further information regarding the
                                        effect of principal prepayments on the
                                        weighted average lives of the offered
                                        certificates, we refer you to "Yield,
                                        Prepayment and Maturity Considerations"
                                        in this free writing prospectus,
                                        including the tables entitled "Percent
                                        of the Initial Principal Balance at the
                                        Respective Percentages of CPR" in this
                                        free writing prospectus.

MORTGAGE LOAN MODIFICATIONS MAY
EXTEND THE WEIGHTED AVERAGE LIFE AND
AFFECT THE YIELD TO MATURITY OF YOUR
CERTIFICATES
                                        Modifications of mortgage loans agreed
                                        to by the related servicer in order to
                                        maximize ultimate proceeds of such
                                        mortgage loans may extend the period
                                        over which principal is received on your certificates, resulting in a longer weighted average life. If such modifications downwardly adjust interest rates, such modifications may lower the weighted average of the net mortgage rates of the related mortgage loans, resulting in a lower yield to maturity on your certificates.

VIOLATION OF CONSUMER PROTECTION LAWS
MAY RESULT IN LOSSES ON THE MORTGAGE
LOANS AND THE OFFERED CERTIFICATES
                                        Applicable state laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                                        The mortgage loans are also subject to
                                        federal laws, including:

                                         o     the Federal Truth in Lending Act
                                               and Regulation Z promulgated
                                               thereunder, which require certain
                                               disclosures to the mortgagors
                                               regarding the terms of the
                                               mortgage loans;

                                         o     the Equal Credit Opportunity Act
                                               and Regulation B promulgated
                                               thereunder, which prohibit
                                               discrimination on the basis of
                                               age, race, color, sex, religion,
                                               marital status, national origin,
                                               receipt of public assistance or
                                               the exercise of any right under
                                               the Consumer Credit Protection
                                               Act, in the extension of credit;
                                               and

                                         o     the Depository Institutions
                                               Deregulation and Monetary Control
                                               Act of 1980, which preempts
                                               certain state usury laws.

                                        Violations of certain provisions of
                                        these federal and state laws may limit
                                        the ability of the related servicer to
                                        collect all or part of the principal of
                                        or interest on the mortgage loans and in addition could subject the trust to damages and administrative enforcement. In particular, the failure of the originators to comply with certain requirements of the Federal Truth in Lending Act, as implemented by Regulation Z, could subject the trust to monetary penalties, and result in the mortgagors' rescinding the mortgage loans against the trust. In addition to federal law, some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have interest rates or origination costs in excess of prescribed levels, that require mortgagors be given certain disclosures prior to the consummation of the mortgage loans and that restrict the ability of the related servicer to foreclose in response to the mortgagor's default. The failure of the originators to comply with these laws could subject the trust to significant monetary penalties, could result in the mortgagors rescinding the mortgage loans against the trust and/or limit the master servicer's ability to foreclose upon the related mortgaged property in the event of a mortgagor's default.

                                        Under the anti-predatory lending laws of some states, the borrower is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originators reasonably believed that the test was satisfied. Any determination by a court that a mortgage loan does not meet the test will result in a violation of the state anti-predatory lending law, in which case the sponsor will be required to purchase that mortgage loan from the trust fund.

                                        The sponsor will represent that, as of
                                        the closing date, each mortgage loan is
                                        in compliance with applicable federal
                                        and state laws and regulations. In the
                                        event of a breach of such
                                        representation, the sponsor will be
                                        obligated to cure such breach or
                                        repurchase or replace the affected
                                        mortgage loan in the manner described in this free writing prospectus. If the sponsor is unable or otherwise fails to satisfy such obligations, the yield on the offered certificates may be materially and adversely affected.

A REDUCTION IN CERTIFICATE RATING
COULD HAVE AN ADVERSE EFFECT ON THE
VALUE OF YOUR CERTIFICATES
                                        The ratings of each class of offered
                                        certificates will depend primarily on an assessment by the rating agencies of the related mortgage loans and the subordination afforded by certain classes of certificates. The ratings by each of the rating agencies of the offered certificates are not recommendations to purchase, hold or sell the offered certificates because such ratings do not address the market prices of the certificates or suitability for a particular investor.

                                        The rating agencies may suspend, reduce
                                        or withdraw the ratings on the offered
                                        certificates at any time. Any reduction
                                        in, or suspension or withdrawal of, the
                                        rating assigned to a class of offered
                                        certificates would probably reduce the
                                        market value of such class of offered
                                        certificates and may affect your ability to sell them.

YOUR DISTRIBUTIONS COULD BE ADVERSELY
AFFECTED BY THE BANKRUPTCY OR
INSOLVENCY OF CERTAIN PARTIES
                                        The sponsor will treat its transfer of
                                        the mortgage loans to the depositor as a sale of the mortgage loans. However, if the sponsor becomes bankrupt, the trustee in bankruptcy may argue that the mortgage loans were not sold but were only pledged to secure a loan to the sponsor. If that argument is made, you could experience delays or reductions in payments on the certificates. If that argument is successful, the bankruptcy trustee could elect to sell the mortgage loans and pay down the certificates early. Thus, you could lose the right to future payments of interest, and might suffer reinvestment loss in a lower interest rate environment.

                                        In addition, if a servicer or the master servicer becomes bankrupt, a bankruptcy trustee or receiver may have the power to prevent the appointment of a successor servicer or successor master servicer. Any related delays in servicing could result in increased delinquencies or losses on the mortgage loans.

DEVELOPMENTS IN SPECIFIED STATES
COULD HAVE A DISPROPORTIONATE EFFECT
ON THE MORTGAGE LOANS DUE TO
GEOGRAPHIC CONCENTRATION OF MORTGAGED
PROPERTIES
                                        Approximately 14.12%, 11.31%, 7.76%,
                                        6.85% and 5.54% of the group I mortgage
                                        loans, by cut-off date principal
                                        balance, are secured by mortgaged
                                        properties located in the states of
                                        Florida, California, New York, Texas and
                                        Georgia, respectively. Approximately
                                        29.08%, 15.87%, 5.73% and 6.49% of the
                                        group II mortgage loans, by cut-off date principal balance are secured by mortgaged properties located in the states of California, Florida, New Jersey and New York, respectively. No other state constituted more than 5.00% of the mortgage loans of either group by stated principal balance as of the cut-off date. Property in certain states, including California, may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides, hurricanes and other natural disasters. The sponsor will make a representation and warranty that no mortgaged property is subject to any material damage and waste as of the closing date. In the event that a mortgaged property is materially damaged as of the closing date due to a natural disaster, the sponsor will be required to repurchase the related mortgage loan from the trust. We do not know how many mortgaged properties included in the mortgage pool have been affected by recent natural disasters, including those mortgaged properties located in certain parts of the United States damaged by recent hurricanes. In addition, no assurance can be given as to the effect of this event on the rate of delinquencies and losses on the mortgage loans secured by mortgaged properties that were or may be affected by the recent hurricanes. Any adverse impact as a result of this event may be borne by the holders of the offered certificates, particularly if the sponsor fails to repurchase any mortgage loan that breaches this representation and warranty.

                                        In addition:

                                            o   economic conditions in the
                                                specified states, which may or
                                                may not affect real property
                                                values, may affect the ability
                                                of borrowers to repay their
                                                loans on time;

                                            o   declines in the residential real
                                                estate market in the specified
                                                states may reduce the values of
                                                properties located in those
                                                states, which would result in an
                                                increase in the loan-to-value
                                                ratios; and

                                            o   any increase in the market value
                                                of properties located in the
                                                specified states would reduce
                                                the loan-to-value ratios and
                                                could, therefore, make
                                                alternative sources of financing
                                                available to the borrowers at
                                                lower interest rates, which
                                                could result in an increased
                                                rate of prepayment of the
                                                mortgage loans.

CREDIT SCORES ARE NOT AN INDICATOR OF
FUTURE PERFORMANCE OF BORROWERS
                                        Investors are encouraged to be aware
                                        that credit scores are based on past
                                        payment history of the borrower.
                                        Investors are encouraged not to rely on
                                        credit scores as an indicator of future
                                        borrower performance. See "The Mortgage
                                        Pool--Underwriting Guidelines" in this
                                        free writing prospectus.

THE RETURN ON YOUR CERTIFICATES MAY
BE AFFECTED BY REVISED SERVICING
PROCEDURES ADOPTED IN RESPONSE TO
TERRORIST ATTACKS
                                        In response to the terrorist attacks on
                                        September 11, 2001 in New York City and
                                        Arlington, Virginia, EMC Mortgage
                                        Corporation and certain other servicers
                                        announced the implementation of revised
                                        servicing procedures for mortgagors who
                                        have been personally or financially
                                        affected by such attacks. Certain
                                        government agencies, government
                                        sponsored entities and private financial institutions have implemented similar procedures.

                                        Such revised servicing procedures
                                        generally include:

                                            o   increased use of repayment plans
                                                that will seek to cure
                                                delinquencies without imposing
                                                undue hardship on the affected
                                                mortgagor;

                                            o   extending due dates for
                                                payments;

                                            o   waiving or reducing late payment
                                                fees or similar fees;

                                            o   waiving deficiency balances for
                                                victims of the terrorist
                                                attacks; and

                                            o   suspending the submission of
                                                reports to credit bureaus for
                                                affected mortgagors that have
                                                delinquent mortgage loans.

                                        We can make no prediction whether
                                        mortgagors of the mortgage loans will be affected by any future terrorist attacks. However, as a result of the terrorist attacks and such revised servicing procedures, the rate of delinquencies and losses on mortgage loans made to affected mortgagors may be larger than would otherwise be the case.

THE RETURN ON YOUR CERTIFICATES COULD
BE REDUCED BY SHORTFALLS DUE TO THE
APPLICATION OF THE SERVICEMEMBERS
CIVIL RELIEF ACT AND SIMILAR STATE OR
LOCAL LAWS
                                        The Servicemembers Civil Relief Act, or
                                        the Relief Act, and similar state or
                                        local laws provide relief to mortgagors
                                        who enter active military service and to mortgagors in reserve status who are called to active military service after the origination of their mortgage loans. The ongoing military operations of the United States in Iraq and Afghanistan have caused an increase in the number of citizens in active military duty, including those citizens previously in reserve status. Under the Relief Act the interest rate applicable to a mortgage loan for which the related mortgagor is called to active military service will be reduced from the percentage stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction provided under similar state or local laws will result in an interest shortfall because the master servicer will not be able to collect the amount of interest which otherwise would be payable with respect to such mortgage loan if the Relief Act or similar state or local law was not applicable thereto. This shortfall will not be paid by the mortgagor on future due dates or advanced by the servicers or the master servicer and, therefore, will reduce the amount available to pay interest to the certificateholders on subsequent distribution dates. We do not know how many mortgage loans in the mortgage pool have been or may be affected by the application of the Relief Act or similar state or local laws.

YOU MAY HAVE DIFFICULTY SELLING YOUR
CERTIFICATES
                                        The underwriter intends to make a
                                        secondary market in the offered
                                        certificates, but the underwriter has no obligation to do so. We cannot assure you that a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate, and such fluctuations may be significant and could result in significant losses to you.

                                        The secondary markets for asset backed
                                        securities have experienced periods of
                                        illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of certificates that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

                                THE MORTGAGE POOL

GENERAL

         We have provided below and in Schedule A to this free writing prospectus information with respect to the mortgage loans that we expect to include in the pool of mortgage loans in the trust fund. Prior to the closing date of January 17, 2007, we may remove mortgage loans from the mortgage pool and we may substitute other mortgage loans for the mortgage loans we remove. The depositor believes that the information set forth herein will be representative of the characteristics of the mortgage pool as it will be constituted at the time the certificates are issued, although the range of mortgage rates and maturities and other characteristics of the mortgage loans may vary. The actual mortgage loans included in the trust fund as of the closing date may vary from the mortgage loans as described in this free writing prospectus by up to plus or minus 5% as to any of the material characteristics described herein. If, as of the closing date, any material pool characteristics differs by 5% or more from the description in this free writing prospectus, revised disclosure will be provided either in a supplement to the prospectus supplement, or in a current report on Form 8-K. Unless we have otherwise indicated, the information we present below and in Schedule A is expressed as of the cut-off date, which is December 1, 2006. The mortgage loan principal balances that are transferred to the trust will be the aggregate principal balance as of the cut-off date, December 1, 2006.

         The mortgage loans will be selected for inclusion in the mortgage pool based on rating agency criteria, compliance with representations and warranties, and conformity to criteria relating to the characterization of securities for tax, ERISA, Form S-3 eligibility and other legal purposes.

         We will divide the mortgage loans in the trust fund (the "mortgage pool") into two separate groups (each, a "group" or "loan group") based on whether they bear interest at a fixed or adjustable rate. Loan group I will consist of fixed rate mortgage loans, and loan group II will consist of hybrid and adjustable rate mortgage loans. For purposes of distributions to the senior certificates, the mortgage loans of each loan group will be further divided into three separate subgroups (each, a "group" or "sub-loan group").

         The mortgage loans in loan group I are fixed rate mortgage loans, substantially all of which are fully amortizing and secured by first liens on the related mortgaged properties. The cut-off date principal balance for loan group I fixed rate is approximately $121,575,802 and consists of 657 mortgage loans. The mortgage loans in loan group I have original terms to maturity of not greater than 40 years.

         Sub-loan group I-1 Loans. Sub-loan group I-1 includes all of the group I mortgage loans with a net mortgage rate of less than 5.500% per annum. It also includes the sub-loan group I-1 Fraction of the principal balance of all of the group I mortgage loans with a net mortgage rate greater than or equal to 5.500% per annum and less than 6.000% per annum. For example, sub-loan group I-1 includes 75% of the principal balance of any group I mortgage loan with a net mortgage rate of 5.625% per annum, 50% of the principal balance of any group I mortgage loan with a net mortgage rate of 5.750% per annum, and 25% of the principal balance of any group I mortgage loan with a net mortgage rate of 5.875%. The Class I-A-1 and Class I-PO Certificates generally will be paid from the mortgage loans (or portions of those mortgage loans) relating to sub-loan group I-1.

         Sub-loan group I-2 Loans. Sub-loan group I-2 includes the sub-loan group I-2A Fraction of the principal balance of all of the group I mortgage loans with a net mortgage rate greater than or equal to 5.500% per annum and less than 6.000% per annum and the sub-loan group I-2B Fraction of the principal balance of all of the group I mortgage loans with a net mortgage rate greater than or equal to 6.000% per annum and less than 6.500% per annum. For example, sub-loan group I-2 includes 25% of the principal balance of any group I mortgage loan with a net mortgage rate of 5.625% per annum, 50% of the principal balance of any group I mortgage loan with a net mortgage rate of 5.750% per annum, and 75% of the principal balance of any group I mortgage loan with a net mortgage rate of 5.875% per annum. Similarly, sub-loan group I-2 includes 75% of the principal balance of any group I mortgage loan with a net mortgage rate of 6.125% per annum, and 50% of the principal balance of any group I mortgage loan with a net mortgage rate of 6.250% per annum, and 25% of the principal balance of any group I mortgage loan with a net mortgage rate of 6.375% per annum. It will not contain any part of a mortgage loan with a net mortgage rate less than or equal to 5.500% or greater than or equal to 6.500%. The Class I-A-2A and Class I-A-2B Certificates generally will be paid from the mortgage loans (or portions of those mortgage loans) relating to sub-loan group I-2.

         Sub-loan group I-3 Loans. Sub-loan group I-3 includes all of the group I mortgage loans with a net mortgage rate greater than or equal to 6.500% per annum, plus the sub-loan group I-3 Fraction of the principal balance of any group I mortgage loans with a net mortgage rate greater than or equal to 6.000% per annum and less than 6.500% per annum. For example, sub-loan group I-3 includes 25% of the principal balance of any group I mortgage loan with a net mortgage rate of 6.125% per annum, 50% of the principal balance of any group I mortgage loan with a net mortgage rate of 6.250% per annum, and 75% of the principal balance of any group I mortgage loan with a net mortgage rate of 6.375% per annum. The Class I-A-3A, Class I-A-3B and Class I-X Certificates generally will be paid from the mortgage loans (or portions of those mortgage loans) relating to sub-loan group I-3.

         The mortgage loans in loan group II are adjustable rate and hybrid mortgage loans, fully amortizing and secured by first liens on the related mortgaged properties. The cut-off date aggregate principal balance for loan group II adjustable rate and hybrid, fully amortizing mortgage loans is approximately $165,701,801 and consists of 468 mortgage loans. The mortgage loans in loan group II have original terms to maturity of not greater than 30 years.

         Sub-loan group II-1 Loans. Sub-loan group II-1 includes adjustable rate group II mortgage loans and certain hybrid group II mortgage loans with respect to which the next rate adjustment occurs no later than 42 months from the cut-off date. The Class II-1A-1 and Class II-1A-2 Certificates generally will be paid from the mortgage loans relating to sub-loan group II-1.

         Sub-loan group II-2 Loans. Sub-loan group II-2 includes adjustable rate group II mortgage loans and certain hybrid group II mortgage loans with respect to which the next rate adjustment occurs later than 42 months from the cut-off date, but no later than 58 months from the cut-off date. The Class II-2A-1 and Class II-2A-2 Certificates generally will be paid from the mortgage loans relating to sub-loan group II-2.

         Sub-loan group II-3 Loans. Sub-loan group II-3 includes adjustable rate group II mortgage loans and certain hybrid group II mortgage loans with respect to which the next rate adjustment occurs later than 58 months from the cut-off date. The Class II-3A-1 and Class II-3A-2 Certificates generally will be paid from the mortgage loans relating to sub-loan group II-3.

         Scheduled monthly payments made by the mortgagors on the mortgage loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. The mortgage notes generally provide for a grace period for monthly payments. Any mortgage loan may be prepaid in full or in part at any time, in some cases upon the payment of a prepayment charge during an initial period. Such prepayment charges, if not waived by a servicer, would typically discourage prepayments during the applicable period although not more than approximately 7.50%, 4.22%, 5.71% and 13.40% of the group I, sub-loan group I-1, sub-loan group I-2 and sub-loan group I-3 mortgage loans, respectively, and not more than approximately 5.31%,

5.14%, 9.23% and 1.19% of the group II, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, in each case by cut-off date principal balance, still provide for the payment by the mortgagor of a prepayment charge on voluntary prepayments typically made up to the first five years from the date of execution of the related mortgage note.

         Approximately 13.64%, 10.60%, 12.75% and 18.44% of the group I, sub-loan group I-1, sub-loan group I-2 and sub-loan group I-3 mortgage loans, respectively, and approximately 67.86%, 55.96%, 82.31% and 69.50% of the group II, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, in each case by cut-off date principal balance, has an "interest-only" provision, which require the borrowers to make monthly payments of accrued interest, but not principal, for a fixed period following origination ranging from two years to ten years. After the interest-only period, the borrower's monthly payment will be recalculated to cover both interest and principal so that the mortgage loan will be paid in full by its final payment date.

         Except with respect to approximately 7.97%, 5.41%, 7.43% and 11.81% of the group I, sub-loan group I-1, sub-loan group I-2 and sub-loan group I-3 mortgage loans, respectively, and except with respect to approximately 3.71%, 4.54%, 3.57% and 2.64% of the group II, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, in each case by cut-off date principal balance, which have scheduled payments which are 30 days past due, no scheduled payment on any mortgage loan is more than 29 days past due. Further information regarding the delinquency history of the mortgage loans is disclosed in Schedule A to this free writing prospectus.

         Loan-to-Value Ratio. The loan-to-value ratio of a mortgage loan is equal to

         o the principal balance of such mortgage loan at the date of origination, divided by

         o   the collateral value of the related mortgaged property.

         The "collateral value" of a mortgaged property is the lesser of the appraised value based on an appraisal made by an independent fee appraiser at the time of the origination of the related mortgage loan and the sales price.

         With respect to a mortgage loan the proceeds of which were used to refinance an existing mortgage loan, the collateral value is the appraised value of the mortgaged property based upon the appraisal obtained at the time of refinancing. No assurance can be given that the values of the mortgaged properties have remained or will remain at their levels as of the dates of origination of the related mortgage loans.

         Credit Life Insurance. Under certain circumstances, part of the proceeds of a mortgage loan are used to finance certain life insurance policies which we refer to as credit life insurance. The credit life insurance policies provide that, upon the death of the related mortgagor, an amount generally sufficient to fully repay the related mortgage loan shall be payable by the insurer. Credit life insurance premiums are financed by adding the total premium payments payable under the policy to the principal balance of the related mortgage loan. In the event of a claim under the credit life insurance policy, the insurer would pay applicable proceeds to the related servicer. Credit life insurance policies have been challenged by mortgagors as being unlawfully predatory. However, none of the proceeds of the mortgage loans in the mortgage pool have been used to finance credit life insurance.

         Credit scores. Many lenders obtain credit scores in connection with mortgage loan applications to help them assess a mortgagor's creditworthiness. They obtain credit scores from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies. The credit score is designed to assess a mortgagor's credit history at a single point, using objective information currently on file for the mortgagor at a particular credit reporting organization. Information utilized to create a credit score may include, among other things, payment history, delinquencies on accounts, level of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores generally range from approximately 350 to approximately 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a mortgagor represents to a lender, that is, a mortgagor with a higher score is statistically expected to be less likely to default in payment than a mortgagor with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the mortgagor's past credit history. Therefore, a credit score does not take into consideration the differences between mortgage loans and consumer loans generally or the specific characteristics of the related mortgage loan including, for example, the loan-to-value ratio, the collateral for the mortgage loan, or the debt to income ratio. We cannot assure you that the credit scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

ADJUSTABLE RATE MORTGAGE LOANS

         The group II mortgage loans are evidenced by a note bearing interest at a mortgage rate which is (or, if a hybrid mortgage loan in its fixed rate period, following conversion will be) adjusted generally monthly, semiannually, annually or less frequently to equal an index plus (or minus) a fixed percentage set forth in or computed in accordance with the related mortgage note, the sum of which is generally as specified in the related mortgage note, subject, however, to certain limitations described below. The value of the index on which each adjustment is based (as specified in the related mortgage note) generally corresponds to that available on the date on which such adjustment is made, which we refer to as an "interest adjustment date," or on a prior date. If the applicable index described therein becomes unavailable, generally an alternative index based on comparable information will become the index. The related servicer will be responsible for calculating and implementing interest rate adjustments with respect to the mortgage loans.

         Adjustments of the applicable mortgage rate are subject to rounding, to a maximum mortgage rate, to a minimum mortgage rate and to maximum limitations applicable to increases or decreases of the mortgage rate on an interest adjustment date, all as set forth in the related mortgage note. Some of the mortgage loans are assumable upon sale or transfer of the related mortgaged property.

         Indices

         The principal indices with respect to the group II mortgage loans are 1-Year CMT, 1-Year LIBOR and 6-Month LIBOR.

         1-Year CMT. Approximately 61.45%, 55.40%, 47.91% and 85.62% of the
group II, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, (by Stated Principal Balance as of the Cut-off
Date) bear interest (or, if a hybrid mortgage loan in its fixed rate period, following conversion will bear interest) based on the weekly average yield on U.S. Treasury securities, adjusted to a constant maturity of one year ("1-year CMT"). Yields on U.S. Treasury securities are estimated from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively-traded U.S. Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Treasury securities dealers to the Federal Reserve Bank of New York. The constant yield values are read from the yield curve at fixed maturities. This method permits, for example, estimations of the yield for one-year maturity even if no outstanding security has exactly one year remaining to maturity. Such yields of different U.S. Treasury securities are generally published in Federal Reserve Statistical Release No. H.15 (519).

         Listed below are some of the approximate historical values of 1-year CMT since January 1998:



                                                          1-Year CMT*
---------------------------------------------------------------------------------------------------------------------------------
Month                   1998      1999         2000         2001      2002          2003        2004         2005         2006
------------------ ----------- ----------- ------------ ----------- ----------- ------------ ----------- ------------ -----------
January 1               5.44%     4.52%        5.50%        6.11%     2.24%         1.46%       1.36%        2.77%        4.36%
February 1              5.53      4.49         5.85         5.65      2.17          1.47        1.31         2.89         4.50
March 1                 5.25      4.55         6.12         4.96      2.13          1.41        1.19         3.13         4.74
April 1                 5.28      4.67         6.20         4.78      2.24          1.30        1.24         3.38         4.86
May 1                   5.37      4.77         6.20         4.19      2.58          1.16        1.16         3.33         4.97
June 1                  5.39      4.67         6.14         4.17      2.53          1.25        1.40         3.32         5.05
July 1                  5.46      4.79         6.38         3.89      2.40          1.20        1.83         3.46         5.26
August 1                5.42      5.12         6.14         3.53      2.24          0.97        2.07         3.77         5.11
September 1             5.36      5.01         6.12         3.62      2.00          1.10        2.07         3.88         4.99
October 1               5.23      5.23         6.24         3.50      1.76          1.29        1.97         3.97         4.90
November 1              4.76      5.28         6.10         3.02      1.78          1.22        2.10         4.26         4.94
December 1              4.18      5.34         5.93         2.39      1.59          1.29        2.18         4.30         5.00
__________________
* Figures are averages of daily rates and do not necessarily correspond to
1-year CMT values determined as provided in any related notes.


         1-Year LIBOR. Approximately 22.04%, 27.43%, 28.81% and 6.40% of the group II, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, (by Stated Principal Balance as of the Cut-off
Date) bear interest (or, if a hybrid mortgage loan in its fixed rate period, following conversion will bear interest) based on the London interbank offered rate for U.S. dollar deposits having a maturity of one year ("1-year LIBOR").
The following table shows approximate historical values for 1-year LIBOR as reported by Bloomberg on the first business day of each month since January
1998:

                                                         1-Year LIBOR

Month                  1998       1999         2000        2001       2002         2003       2004        2005        2006
------------------ ----------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ------------
January                5.66%      5.06%        6.75%       5.17%      2.49%        1.45%      1.48%       3.10%       4.84%
February               5.79       5.40         6.76        4.88       2.43         1.38       1.37        2.98        4.95
March                  5.89       5.25         6.94        4.67       3.00         1.28       1.35        2.55        5.12
April                  5.99       5.23         7.10        4.44       2.63         1.36       1.83        3.69        5.29
May                    5.88       5.56         7.50        4.24       2.59         1.21       2.06        3.78        5.38
June                   5.84       5.84         7.18        4.18       2.28         1.19       2.46        3.88        5.51
July                   5.82       5.89         7.08        3.82       2.09         1.27       2.43        4.16        5.68
August                 5.53       6.06         6.97        3.56       1.90         1.43       2.30        4.24        5.54
September              5.06       6.04         6.80        2.64       1.73         1.30       2.48        4.44        5.39
October                4.75       6.25         6.73        2.27       1.64         1.48       2.55        4.68        5.32
November               5.13       6.28         6.56        2.39       1.73         1.56       2.98        4.74        5.30
December               5.10       6.50         6.00        2.44       1.45         1.46       3.10        4.82        5.21


         6-Month LIBOR. Approximately 16.52%, 17.17%, 23.28% and 7.98% of the group II, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, (by Stated Principal Balance as of the Cut-off
Date) bear interest (or, if a hybrid mortgage loan in its fixed rate period, following conversion will bear interest) based on the London interbank offered rate for U.S. dollar deposits having a maturity of six months ("6-month LIBOR"). The following table shows approximate historical values for 6-month LIBOR as reported by Bloomberg on the first business day of each month since January 1999:


                                                   6-Month LIBOR

----------------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
Month                1999         2000        2001         2002        2003         2004        2005         2006
----------------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ -----------
January 1             5.06%        6.21%      5.26%        2.03%       1.38%       1.22%         2.78%        4.71%
February 1            4.98         6.31       4.91         2.03        1.35        1.21          2.97         4.82
March 1               5.12         6.33       4.71         2.04        1.34        1.17          3.19         4.98
April 1               5.06         6.52       4.30         2.36        1.23        1.16          3.41         5.14
May 1                 5.07         6.78       3.98         2.12        1.29        1.38          3.54         5.22
June 1                5.25         7.11       3.91         2.08        1.21        1.58          3.71         5.39
July 1                5.58         7.00       3.69         1.95        1.12        1.94          3.92         5.58
August 1              5.74         6.90       3.45         1.87        1.21        1.98          3.95         5.51
September 1           5.94         6.76       2.52         1.80        1.20        1.99          4.00         5.42
October 1             5.96         6.72       2.12         1.71        1.16        2.20          4.23         5.38
November 1            6.11         6.64       2.03         1.60        1.23        2.32          4.47         5.37
December 1            6.07         6.20       1.98         1.47        1.27        2.63          4.63         5.33


MORTGAGE LOAN STATISTICAL DATA

         Schedule A to this free writing prospectus sets forth in tabular format certain information about the mortgage loans as of the cut-off date. Other than with respect to rates of interest, percentages are approximate and are stated by cut-off date principal balance of the mortgage loans. The sum of the respective columns may not equal the total indicated due to rounding.

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASE

         At the time of issuance of the certificates, the depositor will cause the mortgage loans, together with all principal and interest due with respect to such mortgage loans after the cut-off date to be sold to the trust. The mortgage loans will be identified in a schedule appearing as an exhibit to the pooling and servicing agreement. Such schedule will include information as to the principal balance of each mortgage loan as of the cut-off date, as well as information including, among other things, the mortgage rate, the mortgagor's monthly payment and the maturity date of each mortgage note.

         In addition, the depositor will deposit with Wells Fargo Bank, N.A., as custodian and on behalf of the trustee, the following documents with respect to each mortgage loan:

                  (a) the original mortgage note, including any riders thereto, endorsed without recourse in the following form: "Pay to the order of Citibank, N.A., as trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2007-SD1, Asset-Backed Certificates, Series 2007-SD1 without recourse," with all intervening endorsements, to the extent available, showing a complete chain of endorsement from the originator to the sponsor or, if the original mortgage note is unavailable to the depositor, a photocopy thereof, if available, together with a lost note affidavit;

                  (b) the original recorded mortgage or a photocopy thereof, and if the related mortgage loan is a MOM loan, noting the applicable mortgage identification number for that mortgage loan;

                  (c) except with respect to a mortgage loan that is registered on the MERS(R) System, a duly executed assignment of the mortgage to "Citibank, N.A., as trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2007-SD1, Asset-Backed Certificates, Series 2007-SD1, without recourse;" in recordable form, as described in the pooling and servicing agreement;

                  (d) originals or duplicates of all interim recorded assignments of such mortgage, if any and if available to the depositor;

                  (e) the original or duplicate lender's title policy or, in the event such original title policy has not been received from the insurer, such original or duplicate original lender's title policy shall be delivered within one year of the closing date or, in the event such original lender's title policy is unavailable, a photocopy of such title policy or, in lieu thereof, a current lien search on the related property; and

                  (f) the original or a copy of all available assumption, modification or substitution agreements, if any.

         In general, assignments of the mortgage loans provided to the custodian on behalf of the trustee will not be recorded in the appropriate public office for real property records as to which the rating agencies advise that the omission to record therein will not affect their ratings of the offered certificates, or if MERS is identified on the related mortgage or on a properly recorded assignment of the related mortgage as the mortgagee of record solely as nominee for the sponsor and its successor and assigns.

         In connection with the assignment of any mortgage loan that is registered on the MERS(R) System, EMC will cause the MERS(R) System to indicate that those mortgage loans have been assigned by EMC to the depositor and by the depositor to the trustee by including (or deleting, in the case of repurchased mortgage loans) in the computer files (a) the code in the field which identifies the trustee, (b) the code in the field "Pool Field" which identifies the series of certificates issued in connection with such mortgage loans, and (c) a code that provides the trustee with access to such mortgage loans. EMC will not alter these codes (except in the case of a repurchased mortgage loan).

         A "MOM loan" is any mortgage loan as to which, at origination, Mortgage Electronic Registration Systems, Inc. acts as mortgagee, solely as nominee for the originator of that mortgage loan and its successors and assigns.

         The trustee (or the custodian on its behalf) will perform a limited review of the mortgage loan documents on or prior to the closing date or in the case of any document permitted to be delivered after the closing date, promptly after the custodian's receipt of such documents and will hold such documents in trust for the benefit of the holders of the certificates.

         In addition, the sponsor will make representations and warranties in the pooling and servicing agreement as of the cut-off date in respect of the mortgage loans. The depositor will file the pooling and servicing agreement containing such representations and warranties with the Securities and Exchange Commission in a report on Form 8-K following the closing date.

         The representations and warranties of the sponsor with respect to the mortgage loans include the following, among others:

         (a) The information set forth in the mortgage loan schedule attached to the pooling and servicing agreement is true and correct in all material respects;

         (b) Immediately prior to the transfer to the depositor, the sponsor was the sole owner of beneficial title and holder of each mortgage and mortgage note relating to the mortgage loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the sponsor has full right and authority to sell or assign the same pursuant to pooling and servicing agreement;

         (c) The physical property subject to any mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any mortgaged property;

         (d) The mortgaged property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

         (e) A lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each mortgage loan was created by a title insurance company which, to the best of the sponsor's knowledge, was qualified to do business in the jurisdiction where the related mortgaged property is located, insuring the sponsor and its successors and assigns that the mortgage is a first priority lien on the related mortgaged property in the original principal amount of the mortgage loan. The sponsor is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements;

         (f) The terms of the mortgage note and the mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or will be recorded, if necessary, (i) if required by law in the jurisdiction where the mortgaged property is located, or
(ii) to protect the interests of the trustee on behalf of the certificateholders; and

         (g) At the time of origination, each mortgaged property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the mortgage loan and, the appraisal is in a form acceptable to Fannie Mae or Freddie Mac.

         After the closing date, if any document is found to be missing or defective in any material respect, or if a representation or warranty with respect to any mortgage loan is breached and such breach materially and adversely affects the interests of the holders of the certificates in such mortgage loan, the custodian, on behalf of the trustee, will provide notice of any missing or defective documents in the custodial certification required by its custodial agreement. If the sponsor cannot or does not cure such omission, defect or breach within 90 days of its receipt of notice from the custodian and the omission, defect or breach materially and adversely affects the certificateholders, the sponsor is required to repurchase the related mortgage loan from the trust fund at a price equal to (i) 100% of the stated principal balance thereof as of the date of repurchase, plus (ii) accrued and unpaid interest thereon at the mortgage rate to the first day of the month following the month of repurchase, as such purchase price shall be reduced by any portion of the servicing fee, servicing advances or other advances payable to the purchaser of such mortgage loan. In addition, if the obligation to repurchase the related mortgage loan results from a breach of the sponsor's representations regarding predatory lending, the sponsor will be obligated to pay any resulting costs and damages incurred by the trust. Rather than repurchase the mortgage loan as provided above, the sponsor may remove such mortgage loan from the trust fund and substitute in its place another mortgage loan of like characteristics;
however, such substitution is only permitted within two years after the closing date.

         With respect to any repurchase or substitution of a mortgage loan that is not in default or as to which a default is not imminent, the trustee must have received a satisfactory opinion of counsel that such repurchase or substitution will not cause the trust fund to lose the status of its REMIC elections or otherwise subject the trust to a prohibited transaction tax. The obligation to cure, repurchase or substitute as described above constitutes the sole remedy available to the certificateholders, the trustee or the depositor for omission of, or a material defect in, a mortgage loan document or for a breach of representation or warranty by the sponsor with respect to a mortgage loan.

THE ORIGINATORS

         EMC Mortgage Corporation, referred to in this free writing prospectus as EMC or the sponsor, in its capacity as seller, purchased the mortgage loans directly from the various originators in privately negotiated transactions.

         The following table shows the percentage of the initial mortgage loans which were originated by Wells Fargo Bank, N.A., RBC Mortgage Company and SunTrust Mortgage, Inc., and its affiliates, for each of the loan groups and sub-loan groups and in the aggregate. The remainder of the mortgage loans was originated by various originators, none of which has originated more than 10% of the mortgage loans in the mortgage pool or in any loan group or sub-loan group.

                                        SUB-LOAN   SUB-LOAN   SUB-LOAN              SUB-LOAN   SUB-LOAN   SUB-LOAN     TOTAL
NAME OF ORIGINATOR            GROUP I   GROUP I-1  GROUP I-2  GROUP I-3  GROUP II  GROUP II-1 GROUP II-2 GROUP II-3
Wells Fargo Bank, N.A.        44.46%     40.19%     48.15%     46.87%     72.41%     71.65%     63.04%     84.02%     60.58%
RBC Mortgage Company          19.50%     34.05%     11.98%      6.91%      9.18%     17.59%      4.79%      1.51%     13.55%
SunTrust Mortgage, Inc.       13.51%      6.40%     16.63%     20.15%      4.27%      2.93%      8.35%      1.72%      8.18%

         The information set forth in the following paragraphs with respect to Wells Fargo Bank, N.A. have been provided by Wells Fargo Bank, N.A.

WELLS FARGO BANK, N.A. AS ORIGINATOR

         Wells Fargo Bank, N.A. ("Wells Fargo Bank") is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank.

         Wells Fargo Bank originates or acquires various types of residential mortgage loans, including prime, Alt-A (as defined below), and subprime mortgage loans. From and including 1996 and through 2005, Wells Fargo Bank and its affiliates and predecessors originated or acquired a total of $2.063 trillion of residential mortgage loans, which include the types of mortgage loans referred to above as well as other types of residential mortgage loans originated or acquired by Wells Fargo Bank and its affiliates and predecessors. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans originated or acquired by Wells Fargo Bank (other than any mortgage loans sold to Fannie Mae, Freddie Mac and Federal Home Loan Banks or mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs) for Alt-A Loans and ZA Conventional Loans (also known as "scratch and dent" loans; see "--Mortgage Loan Underwriting--General" below):


                                                2003                           2004                          2005

                                               AGGREGATE                    AGGREGATE                    AGGREGATE
                                               ORIGINAL                      ORIGINAL                     ORIGINAL
ASSET                               NO. OF     PRINCIPAL         NO. OF      PRINCIPAL        NO. OF   PRINCIPAL BALANCE
TYPE                                LOANS  BALANCE OF LOANS      LOANS   BALANCE OF LOANS     LOANS       OF LOANS

ALT-A FIXED-RATE LOANS              7,821     $1,218,547,744     1,971        $363,156,775    1,712        $386,302,325

ALT-A ADJUSTABLE-RATE LOANS         2,138        353,752,693       500         100,031,808    3,208         966,796,725

ALT-A MINUS FIXED-RATE LOANS        4,257        671,401,750    10,504       1,710,604,264   16,298       3,032,243,542


ALT-A MINUS ADJUSTABLE-RATE         1,644        347,514,301    12,874       2,857,345,640    6,841       1,476,803,195
LOANS

ZA CONVENTIONAL LOANS               3319     $567,521,651.77      3472     $554,206,472.72     2142     $396,206,038.42


         WELLS FARGO BANK'S MORTGAGE LOAN PROGRAMS

         MORTGAGE LOAN PRODUCTION SOURCES

         Wells Fargo Bank originates and acquires mortgage loans through a network of retail, wholesale, and correspondent offices located throughout all 50 states, the District of Columbia and the territories of the United States. Wells Fargo Bank also receives applications for home mortgage loans on toll-free telephone numbers that can be called from anywhere in the United States. Wells Fargo Bank also provides information and accepts applications through the internet.

         The following are Wells Fargo Bank's primary sources of mortgage loan originations: (i) direct contact with prospective borrowers (including borrowers with mortgage loans currently serviced by Wells Fargo Bank or borrowers referred by borrowers with mortgage loans currently serviced by Wells Fargo Bank), (ii) referrals from realtors, other real estate professionals and prospective borrowers, (iii) referrals from selected corporate clients, (iv) referrals from or originations by Wells Fargo Bank's Private Mortgage Banking division (including referrals from the private banking group of Wells Fargo Bank and other affiliated banks), which specializes in providing services to individuals meeting certain earnings, liquidity or net worth parameters, (v) referrals from or originations by several joint ventures into which Wells Fargo Bank, through its wholly owned subsidiary, Wells Fargo Ventures, LLC, has entered with realtors and banking institutions (the "Joint Ventures") and (vi) referrals from mortgage brokers and similar entities. In addition to its own mortgage loan originations, Wells Fargo Bank acquires qualifying mortgage loans from other unaffiliated originators ("Correspondents"). See "--Acquisition of Mortgage Loans from Correspondents" below. The relative contribution of each of these sources to Wells Fargo Bank's origination business, measured by the volume of loans generated, tends to fluctuate over time.

         Wells Fargo Ventures, LLC owns at least a 50% interest in each of the Joint Ventures, with the remaining ownership interest in each being owned by a realtor or a banking institution having significant contact with potential borrowers. Mortgage loans that are originated by Joint Ventures in which Wells Fargo Bank's partners are realtors are generally made to finance the acquisition of properties marketed by such Joint Venture partners. Applications for mortgage loans originated through Joint Ventures are generally taken by Joint Venture employees and underwritten by Wells Fargo Bank in accordance with its standard underwriting criteria. Such mortgage loans are then closed by the Joint Ventures in their own names and subsequently purchased by Wells Fargo Bank or affiliates of Wells Fargo Bank.

         Wells Fargo Bank may directly contact prospective borrowers (including borrowers with mortgage loans currently serviced by Wells Fargo Bank) through general solicitations. Such solicitations are made through mass mailings and television, radio and print advertisements.

         A majority of Wells Fargo Bank's corporate clients are companies that sponsor relocation programs for their employees and in connection with which Wells Fargo Bank provides mortgage financing. Eligibility for a relocation loan is based, in general, on an employer's providing financial assistance to the relocating employee in connection with a job-required move. Although subsidy loans are typically generated through such corporate-sponsored programs, the assistance extended by the employer need not necessarily take the form of a loan subsidy. Not all relocation loans are generated by Wells Fargo Bank through referrals from its corporate clients; some relocation loans are generated as a result of referrals from mortgage brokers and similar entities and others are generated through Wells Fargo Bank's acquisition of mortgage loans from other originators. Also among Wells Fargo Bank's corporate clients are various professional associations. These associations, as well as the other corporate clients, promote the availability of a broad range of Wells Fargo Bank mortgage products to their members or employees, including refinance loans, second-home loans and investment-property loans.

         ACQUISITION OF MORTGAGE LOANS FROM CORRESPONDENTS

         In order to qualify for participation in Wells Fargo Bank's mortgage loan purchase programs, lending institutions must (i) meet and maintain certain net worth and other financial standards, (ii) demonstrate experience in originating residential mortgage loans, (iii) meet and maintain certain operational standards, (iv) evaluate each loan offered to Wells Fargo Bank for consistency with Wells Fargo Bank's underwriting guidelines and represent that each loan was underwritten in accordance with Wells Fargo Bank standards and (v) utilize the services of qualified appraisers.

         The contractual arrangements with Correspondents may involve the commitment by Wells Fargo Bank to accept delivery of a certain dollar amount of mortgage loans over a period of time. This commitment may be satisfied either by delivery of mortgage loans one at a time or in multiples as aggregated by the Correspondent. Except with respect to subprime mortgage loans, the contractual arrangements with Correspondents may also involve the delegation of all underwriting functions to such Correspondents ("Delegated Underwriting"), which will result in Wells Fargo Bank not performing any underwriting functions prior to acquisition of the loan but instead relying on such Correspondents' representations and, in the case of bulk purchase acquisitions from such Correspondents, Wells Fargo Bank's post-purchase reviews of samplings of mortgage loans acquired from such Correspondents regarding the Correspondents' compliance with Wells Fargo Bank's underwriting standards. In all instances, however, acceptance by Wells Fargo Bank is contingent upon the loans being found to satisfy Wells Fargo Bank's program standards. Wells Fargo Bank may also acquire mortgage loans in negotiated transactions under which the mortgage loans may have been originated by the seller or another third party according to underwriting standards that may have varied materially from Wells Fargo Bank's underwriting standards.

         MORTGAGE LOAN UNDERWRITING - GENERAL

         With respect to the Wells Fargo Mortgage Loans that are "Alt-A" Mortgage Loans (as defined below), such Mortgage Loans were underwritten in accordance with Wells Fargo Bank's modified underwriting standards that have been applied in the underwriting of mortgage loans under Wells Fargo Bank's "alternative" mortgage loan underwriting program. See "--Mortgage Loan Underwriting--Prime & Alt-A-- Modified Standards" below.

         With respect to the Wells Fargo Mortgage Loans that are "ZA Conventional" (or "scratch and dent") Mortgage Loans, Wells Fargo Bank has acquired or originated such Mortgage Loans under one of Wells Fargo Bank's standard lending programs. Each of the various programs has its own unique set of underwriting guidelines, as set forth below. All Wells Fargo Mortgage Loans were approved for purchase by Wells Fargo Bank pursuant to underwriting guidelines approved by Wells Fargo Bank.

         Regarding the ZA Conventional Mortgage Loans, subsequent to funding, Wells Fargo Bank discovered or was notified that such Mortgage Loans either:

         o violated the underwriting guidelines or program guidelines under which they were intended to have been originated;

         o    had document deficiencies; or

         o    became delinquent.

         The specific defects may have included (without limitation):

         o the failure to comply with maximum debt service coverage requirements;

         o the failure to comply with maximum loan-to-value ratio requirements;

         o    the failure to comply with minimum credit score requirements;

         o    the failure to comply with maximum loan amount requirements;

         o missing or deficient appraisals (for example, the comparable properties did not support the appraised value);

         o    the absence of required primary mortgage insurance;

         o the mortgagor's credit history did not meet underwriting guidelines or program requirements;

         o the mortgage file had a deficient or missing modification agreement or power of attorney; or

         o    the mortgagor became delinquent.

         In some cases, the defect may not have been discovered, or the delinquency may not have occurred, until the Mortgage Loan had been sold to a third party and Wells Fargo Bank was required to repurchase the Mortgage Loan.

         MORTGAGE LOAN UNDERWRITING - PRIME & ALT-A

         Prime and Alt-A Mortgage Loans have been underwritten in accordance with one or more of the following: (i) Wells Fargo Bank's general underwriting standards, (ii) Wells Fargo Bank's "retention program," (iii) Wells Fargo Bank's modified underwriting standards that have been applied in the underwriting of mortgage loans under Wells Fargo Bank's "alternative" mortgage loan underwriting program and (iv) the underwriting standards of participants in Wells Fargo Bank's non-agency conduit program.

         General Standards

         Wells Fargo Bank's underwriting standards are applied by or on behalf of Wells Fargo Bank to evaluate the applicant's credit standing and ability to repay the loan, as well as the value and adequacy of the mortgaged property as collateral. The underwriting standards that guide the determination represent a balancing of several factors that may affect the ultimate recovery of the loan amount, including, among others, the amount of the loan, the ratio of the loan amount to the property value (i.e., the lower of the appraised value of the mortgaged property and the purchase price), the borrower's means of support and the borrower's credit history. Wells Fargo Bank's guidelines for underwriting may vary according to the nature of the borrower or the type of loan, since differing characteristics may be perceived as presenting different levels of risk. With respect to certain Mortgage Loans, the originators of such loans may have contracted with unaffiliated third parties to perform the underwriting process. Except as described below, the Mortgage Loans will be underwritten by or on behalf of Wells Fargo Bank generally in accordance with the standards and procedures described herein.

         Wells Fargo Bank supplements the mortgage loan underwriting process with either its own proprietary scoring system or scoring systems developed by third parties such as Freddie Mac's Loan Prospector, Fannie Mae's Desktop Underwriter or scoring systems developed by private mortgage insurance companies. These scoring systems assist Wells Fargo Bank in the mortgage loan approval process by providing consistent, objective measures of borrower credit and certain loan attributes. Such objective measures are then used to evaluate loan applications and assign each application a "Mortgage Score."

         The portion of the Mortgage Score related to borrower credit history is generally based on computer models developed by a third party. These models evaluate information available from three major credit reporting bureaus regarding historical patterns of consumer credit behavior in relation to default experience for similar types of borrower profiles. A particular borrower's credit patterns are then considered in order to derive a "FICO Score" which indicates a level of default probability over a two-year period.

         The Mortgage Score is used to determine the type of underwriting process and which level of underwriter will review the loan file. For transactions which are determined to be low-risk transactions, based upon the Mortgage Score and other parameters (including the mortgage loan production source), the lowest underwriting authority is generally required. For moderate and higher risk transactions, higher level underwriters and a full review of the mortgage file are generally required. Borrowers who have a satisfactory Mortgage Score (based upon the mortgage loan production source) are generally subject to streamlined credit review (which relies on the scoring process for various elements of the underwriting assessments). Such borrowers may also be eligible for a reduced documentation program and are generally permitted a greater latitude in the application of borrower debt-to-income ratios.

         With respect to all mortgage loans underwritten by Wells Fargo Bank, Wells Fargo Bank's underwriting of a mortgage loan may be based on data obtained by parties other than Wells Fargo Bank that are involved at various stages in the mortgage origination or acquisition process. This typically occurs under circumstances in which loans are subject to an alternative approval process, as when Correspondents, certain mortgage brokers or similar entities that have been approved by Wells Fargo Bank to process loans on its behalf, or independent contractors hired by Wells Fargo Bank to perform underwriting services on its behalf ("contract underwriters") make initial determinations as to the consistency of loans with Wells Fargo Bank underwriting guidelines. Wells Fargo Bank may also permit these third parties to utilize scoring systems in connection with their underwriting process. The underwriting of mortgage loans acquired by Wells Fargo Bank pursuant to a Delegated Underwriting arrangement with a Correspondent is not reviewed prior to acquisition of the mortgage loan by Wells Fargo Bank although the mortgage loan file is reviewed by Wells Fargo Bank to confirm that certain documents are included in the file. In addition, in order to be eligible to sell mortgage loans to Wells Fargo Bank pursuant to a Delegated Underwriting arrangement, the originator must meet certain requirements including, among other things, certain quality, operational and financial guidelines. See "--Acquisition of Mortgage Loans from Correspondents" above.

         A prospective borrower applying for a mortgage loan is required to complete a detailed application. The loan application elicits pertinent information about the applicant, with particular emphasis on the applicant's financial health (assets, liabilities, income and expenses), the property being financed and the type of loan desired. A self-employed applicant may be required to submit his or her most recent signed federal income tax returns. With respect to every applicant, credit reports are obtained from commercial reporting services, summarizing the applicant's credit history with merchants and lenders. Generally, significant unfavorable credit information reported by the applicant or a credit reporting agency must be explained by the applicant. The credit review process generally is streamlined for borrowers with a qualifying Mortgage Score.

         Verifications of employment, income, assets or mortgages may be used to supplement the loan application and the credit report in reaching a determination as to the applicant's ability to meet his or her monthly obligations on the proposed mortgage loan, as well as his or her other mortgage payments (if any), living expenses and financial obligations. A mortgage verification involves obtaining information regarding the borrower's payment history with respect to any existing mortgage the applicant may have. This verification is accomplished by either having the present lender complete a verification of mortgage form, evaluating the information on the credit report concerning the applicant's payment history for the existing mortgage, communicating, either verbally or in writing, with the applicant's present lender or analyzing cancelled checks provided by the applicant. Verifications of income, assets or mortgages may be waived under certain programs offered by Wells Fargo Bank, but Wells Fargo Bank's underwriting guidelines require, in most instances, a verbal or written verification of employment to be obtained. In some cases, employment histories may be obtained through one of various employment verification sources, including the borrower's employer, employer-sponsored web sites, or third-party services specializing in employment verifications. In addition, the loan applicant may be eligible for a loan approval process permitting reduced documentation. The above referenced reduced documentation options and waivers limit the amount of documentation required for an underwriting decision and have the effect of increasing the relative importance of the credit report and the appraisal. Documentation requirements vary based upon a number of factors, including the purpose of the loan, the amount of the loan, the ratio of the loan amount to the property value and the mortgage loan production source. Wells Fargo Bank accepts alternative methods of verification, in those instances where verifications are part of the underwriting decision; for example, salaried income may be substantiated either by means of a form independently prepared and signed by the applicant's employer or by means of the applicant's most recent paystub and/or W-2. Loans underwritten using alternative verification methods are considered by Wells Fargo Bank to have been underwritten with "full documentation." In cases where two or more persons have jointly applied for a mortgage loan, the gross incomes and expenses of all of the applicants, including nonoccupant co-mortgagors, are combined and considered as a unit.

         In general, borrowers applying for loans must demonstrate that the ratio of their total monthly debt to their monthly gross income does not exceed a certain maximum level. Such maximum level varies depending on a number of factors including Loan-to-Value Ratio, a borrower's credit history, a borrower's liquid net worth, the potential of a borrower for continued employment advancement or income growth, the ability of the borrower to accumulate assets or to devote a greater portion of income to basic needs such as housing expense, a borrower's Mortgage Score and the type of loan for which the borrower is applying. These calculations are based on the amortization schedule and the interest rate of the related loan, with the ratio being computed on the basis of the proposed monthly mortgage payment. In the case of adjustable-rate mortgage loans, the interest rate used to determine a mortgagor's total debt for purposes of such ratio may, in certain cases, be the initial mortgage interest rate or another interest rate, which, in either case, is lower than the sum of the index rate that would have been applicable at origination plus the applicable margin. In evaluating applications for subsidy loans and buy-down loans, the ratio is determined by including in the applicant's total monthly debt the proposed monthly mortgage payment reduced by the amount expected to be applied on a monthly basis under the related subsidy agreement or buy-down agreement or, in certain cases, the mortgage payment that would result from an interest rate lower than the mortgage interest rate but higher than the effective rate to the mortgagor as a result of the subsidy agreement or the buy-down agreement. In the case of the mortgage loans of certain applicants referred by Wells Fargo Bank's Private Mortgage Banking division, qualifying income may be based on an "asset dissipation" approach under which future income is projected from the assumed liquidation of a portion of the applicant's specified assets. In evaluating an application with respect to a "non-owner-occupied" property, which Wells Fargo Bank defines as a property leased to a third party by its owner (as distinct from a "second home," which Wells Fargo Bank defines as an owner-occupied, non-rental property that is not the owner's principal residence), Wells Fargo Bank will include projected rental income net of certain mortgagor obligations and other assumed expenses or loss from such property to be included in the applicant's monthly gross income or total monthly debt in calculating the foregoing ratio. A mortgage loan secured by a two- to four-family Mortgaged Property is considered to be an owner-occupied property if the borrower occupies one of the units; rental income on the other units is generally taken into account in evaluating the borrower's ability to repay the mortgage loan. For prime mortgage loans, Wells Fargo Bank permits debt-to-income ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.

         Secondary financing may be provided by Wells Fargo Bank, any of its affiliates or other lenders simultaneously with the origination of the first lien mortgage loan. Wells Fargo Bank or one of its affiliates may provide such secondary financing in the form of a flexible home equity line of credit, the available balance under which may increase on a quarterly basis by one dollar for each dollar applied in payment of the principal balance of the first lien mortgage loan during the preceding quarter (any such loan, a "Home Asset ManagementSM Account Loan"). In addition, the available balance of such line of credit may be eligible for increase on an annual basis by one dollar for each dollar, if any, by which the value of the related Mortgaged Property has increased over the prior year, as determined pursuant to a statistically derived home price index. The payment obligations under both primary and secondary financing are included in the computation of the debt-to-income ratio, and the combined amount of primary and secondary loans will be used to calculate the combined loan-to-value ratio. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after origination of the first lien mortgage loan.

         Mortgage Loans will not generally have had at origination a Loan-to-Value Ratio in excess of 95%. The "Loan-to-Value Ratio" is the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (i) the appraised value of the related Mortgaged Property, as established by an appraisal obtained by the originator generally no more than four months prior to origination (or, with respect to newly constructed properties, no more than twelve months prior to origination), or
(ii) the sale price for such property. In some instances, the Loan-to-Value Ratio may be based on an appraisal that was obtained by the originator more than four months prior to origination, provided that (i) an appraisal update is obtained and (ii) the original appraisal was obtained no more than twelve months prior to origination for prime Mortgage Loans, or 180 days prior to origination for Alt-A Mortgage Loans. For the purpose of calculating the Loan-to-Value Ratio of any Mortgage Loan that is the result of the refinancing (including a refinancing for "equity take out" purposes) of an existing mortgage loan, the appraised value of the related Mortgaged Property is generally determined by reference to an appraisal obtained in connection with the origination of the replacement loan. In connection with certain of its mortgage originations, Wells Fargo Bank currently obtains appraisals through Valuation Information Technology, LLC (doing business as RELS Valuation) ("RELS"), an entity jointly owned by an affiliate of Wells Fargo Bank and an unaffiliated third party.

         The appraisal of any Mortgaged Property reflects the individual appraiser's judgment as to value, based on the market values of comparable homes sold within the recent past in comparable nearby locations and on the estimated replacement cost. The appraisal relates both to the land and to the structure; in fact, a significant portion of the appraised value of a Mortgaged Property may be attributable to the value of the land rather than to the residence. Because of the unique locations and special features of certain Mortgaged Properties, identifying comparable properties in nearby locations may be difficult. The appraised values of such Mortgaged Properties will be based to a greater extent on adjustments made by the appraisers to the appraised values of reasonably similar properties rather than on objectively verifiable sales data.

         Wells Fargo Bank originates mortgage loans with Loan-to-Value Ratios in excess of 80% either with or without the requirement to obtain primary mortgage insurance. In cases for which such primary mortgage insurance is obtained, the excess over 75% (or such lower percentage as Wells Fargo Bank may require at origination) will be covered by primary mortgage insurance (subject to certain standard policy exclusions for default arising from, among other things, fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the mortgagor or other persons involved in the origination thereof) from an approved primary mortgage insurance company until the unpaid principal balance of the Mortgage Loan is reduced to an amount that will result in a Loan-to-Value Ratio less than or equal to 80%. In cases for which such primary mortgage insurance is not obtained, loans having Loan-to-Value Ratios exceeding 80% are required to be secured by primary residences or second homes (excluding cooperatives). Generally, each loan originated without primary mortgage insurance will have been made at an interest rate that was higher than the rate would have been had the Loan-to-Value Ratios been 80% or less or had primary mortgage insurance been obtained.

         Except as described below, Mortgage Loans will generally be covered by an appropriate standard form American Land Title Association title insurance policy, or a substantially similar policy or form of insurance acceptable to Fannie Mae or Freddie Mac.

         Retention Program Standards

         A borrower with at least one mortgage loan serviced by Wells Fargo Bank may be eligible for Wells Fargo Bank's retention program. Provided such a borrower is current in his or her mortgage payment obligations, Wells Fargo Bank may permit a refinancing of one or more of the borrower's mortgage loans that are serviced by Wells Fargo Bank or another servicer to a current market interest rate without applying any significant borrower credit or property underwriting standards. As a result, borrowers who qualify under the retention program may not need to demonstrate that their current total monthly debt obligation in relation to their monthly income level does not exceed a certain ratio; Wells Fargo Bank may not obtain a current credit report for the borrower or apply a new FICO Score to the refinanced loan; and the borrower may not be required to provide any verifications of current employment, income level or extent of assets. In addition, no current appraisal or indication of market value may be required with respect to the properties securing the mortgage loans which are refinanced under the retention program. A borrower may participate in this retention program through a refinancing of one or more of his or her existing mortgage loans by either replacing any such loan with a new mortgage loan at a current market interest rate or, in the case of a mortgage loan that had been originated or purchased by Wells Fargo Bank, by executing a modification agreement under which the interest rate on the existing mortgage loan is reduced to a current market rate.

         Wells Fargo Bank may also apply the retention program to its existing borrowers who obtain new purchase money mortgage loans secured by primary residences where the initial principal balance of the new loan would not exceed 150% of the original principal balance of the previous loan (up to a maximum new loan amount of $400,000). Borrowers may be pre-approved under this program if they have a satisfactory payment history with Wells Fargo Bank as well as a satisfactory FICO Score. Wells Fargo Bank may waive verifications of borrower income and assets under this program and may not impose any limitation on the ratio of a borrower's current total debt obligation in relation to current monthly income. A new appraisal will be obtained with respect to the residence securing the new purchase money mortgage loan.

         Modified Standards

         In comparison to Wells Fargo Bank's "general" underwriting standards described above, the underwriting standards applicable to mortgage loans under Wells Fargo Bank's "alternative" mortgage loan ("Alt-A") underwriting program permit different underwriting criteria, additional types of mortgaged properties or categories of borrowers such as "foreign nationals" without a FICO Score who hold certain types of visas and have acceptable credit references (such Mortgage Loans, "Foreign National Loans"), and include certain other less restrictive parameters. Generally, relative to the "general" underwriting standards, these standards include higher loan amounts, higher maximum Loan-to-Value Ratios, higher maximum "combined" Loan-to-Value Ratios (in each case, relative to Mortgage Loans with otherwise similar characteristics) in cases of simultaneous primary and secondary financings, less restrictive requirements for "equity take out" refinancings, the removal of limitations on the number of permissible mortgage loans that may be extended to one borrower and the ability to originate mortgage loans with Loan-to-Value Ratios in excess of 80% without the requirement to obtain primary mortgage insurance if such loans are secured by cooperatives or investment properties. Under a program available to eligible borrowers who meet certain underwriting criteria and for which program a minimum downpayment of only 3% is required, mortgage loans may be originated with Loan-to-Value Ratios between 95.01% and 97% with the application of less restrictive maximum qualifying ratios of borrower monthly housing debt or total monthly debt obligations to borrower monthly income and reduced minimum requirements for primary mortgage insurance coverage ("3% Solution Loans").

         With respect to mortgaged property types, mortgage loans may be secured by shares in cooperative housing corporations, "manufactured homes", investment properties permitted under less stringent guidelines, condotels (features of which may include maid service, a front desk or resident manager, rental pools and up to 20% of commercial space), and the mortgaged properties may represent an unusually high percentage of land vs. structure or have other unique characteristics.

         In connection with its "Mortgage Express alternative-A" program ("Alt-A Minus"), Wells Fargo Bank has established classifications with respect to the credit profile of the applicant, and each loan is placed into one of thirteen credit levels denoted as "F9 through F1," with certain levels subdivided by Stated Reduced, as described in the table below. Terms of mortgage loans originated by Wells Fargo Bank under the Alt-A Minus program, as well as maximum loan-to-value ratios, vary depending on the credit level classification of the applicant. Loan applicants with less favorable credit profiles generally are restricted to consideration for loans with higher interest rates, lower maximum loan amounts and lower loan-to-value ratios than applicants with more favorable credit profiles. Except for loans originated under the "No Ratio" program, the maximum total debt to gross income ratio for each credit level is generally 50%. Subject to the consideration of certain compensating factors described below, the general criteria used by Wells Fargo Bank's underwriting staff in classifying loan applicants are as follows:



                                                                                                               MAXIMUM COMBINED
      CREDIT                       EXISTING MORTGAGE                    DOCUMENTATION       CREDIT BUREAU           LOAN
       LEVEL                             HISTORY                             TYPE               SCORE*         TO VALUE RATIO**

F9                      2 x 30; Mortgage or rent payments no more than   No documentation     700 or higher        95% CLTV @
                     30 days late at application time and a maximum                                                LTV < 95%
                     of two 30-day late payments in the last 12
                     months

F8                      2 x 30; Mortgage or rent payments no more than   No documentation           660-699        95% CLTV @
                     30 days late at application time and a maximum                                                LTV <95%
                     of two 30-day late payments in the last 12
                     months

F7                      0 x 30; Mortgage or rent payments no more than   No documentation           620-659        95% CLTV @
                     30 days late at application time and no 30-day                                                LTV <95%
                     late payments in the last 12 months

F6                      2 x 30; Mortgage or rent payments no more than   Stated with option   700 or higher        95% CLTV @
                     30 days late at application time and a maximum      of verification of                        LTV <95%
                     of two 30-day late payments in the last 12          assets; maximum
                     months                                              debt-to-income
                                                                         ratio of 50%

F6 Stated               1 x 30; Mortgage or rent payments no more than   Stated with option   700 or higher        95% CLTV @
Reduced              30 days late at application time and a maximum      of verification of                        LTV <80%
                     of one 30-day late payment in the last 12 months    assets; maximum
                                                                         debt-to-income
                                                                         ratio of 50%

F5                      2 x 30; Mortgage or rent payments no more than   Stated with option         660-699        95% CLTV @
                     30 days late at application time and a maximum      of verification of                        LTV <95%
                     of two 30-day late payments in the last 12          assets; maximum
                     months                                              debt-to-income
                                                                         ratio of 50%

F5 Stated               1 x 30; Mortgage or rent payments no more than   Stated with option         660-699        95% CLTV @
Reduced              30 days late at application time and a maximum      of verification of                        LTV <80%
                     of one 30-day late payment in the last 12 months    assets; maximum
                                                                         debt-to-income
                                                                         ratio of 50%

F4                      0 x 30; Mortgage or rent payments no more than   Stated with option         640-659        95% CLTV @
                     30 days late at application time and no 30-day      of verification of                        LTV <95%
                     late payments in the last 12 months                 assets; maximum
                                                                         debt-to-income
                                                                         ratio of 50%

F4 Stated               1 x 30; Mortgage or rent payments no more than   Stated with option         640-659        95% CLTV @
Reduced              30 days late at application time and a maximum      of verification of                        LTV <80%
                     of one 30-day late payment in the last 12 months    assets; maximum
                                                                         debt-to-income
                                                                         ratio of 50%

F3                      1 x 30; Mortgage or rent payments no more than   Stated with option         620-639        95% CLTV @
                     30 days late at application time and no 30-day      of verification of                        LTV <95%
                     late payments in the last 12 months                 assets; maximum
                                                                         debt-to-income
                                                                         ratio of 50%

F3 Stated               1 x 30; Mortgage or rent payments no more than   Stated with option         620-639        95% CLTV @
Reduced              30 days late at application time and a maximum      of verification of                        LTV <80%
                     of one 30-day late payment in the last 12 months    assets; maximum
                                                                         debt-to-income
                                                                         ratio of 50%

F2                      2 x 30; Mortgage or rent payments no more than   No Ratio with option        660 or        95% CLTV @
                     30 days late at application time and a maximum      of verification of          higher        LTV <95%
                     of two 30-day late payments in the last 12          assets
                     months

F1                      0 x 30; Mortgage or rent payments no more than   No Ratio with option        620-659       95% CLTV @
                     30 days late at application time and no 30-day      of verification of                        LTV <95%
                     late payments in the last 12 months                 assets



---------------------------------------

* Lower of two, middle of three credit bureau scores used. If only one credit bureau score is obtained, then that score is used.

** The maximum loan-to-value ratios and combined loan-to-value ratios are subject to downward adjustment based upon a number of factors including without limitation, mortgage loan amount, the mortgage loan program, the purpose of the mortgage loan, the level of documentation, the type of mortgaged property and whether or not the mortgaged property is owner-occupied. In addition, the combined loan-to-value ratio only reflects simultaneous secondary financing provided by Wells Fargo Bank or of which Wells Fargo Bank is aware at the time of funding of the related mortgage loan. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after the origination of a mortgage loan. 100% CLTV allowed when verification of assets option chosen, with loan amounts less than or equal to $500,000 and LTV less than or equal to 80%.

         For the purpose of assigning (a) the credit levels that are designated as Stated Reduced in the table above, consecutive monthly payments having the same delinquency characterization (e.g., 30-day late or 60-day late) are counted as a single late payment of such delinquency characterization and (b) the credit levels, other than those that are designated as Stated Reduced in the table above, consecutive monthly payments having the same delinquency characterization (e.g., 30-day late or 60-day late) are each counted as an additional occurrence of such delinquency characterization. Wells Fargo Bank uses the foregoing categories and characteristics as guidelines only. On a case-by-case basis, Wells Fargo Bank may make the determination that the prospective borrower warrants loan parameters beyond those shown above based upon the presence of acceptable compensating factors. Examples of compensating factors include, but are not limited to, loan-to-value ratio, debt-to-income ratio, long-term stability of employment and/ or residence, statistical credit scores, verified cash reserves or reduction in overall monthly expenses.

         The Mortgage Loans originated or acquired by Wells Fargo Bank under the Alt-A Minus program have loan terms of 15, 20 or 30 years and fully amortize over such terms. The principal amounts of the Mortgage Loans originated or acquired by Wells Fargo Bank under the Alt-A Minus program generally range from a minimum of $10,000 to a maximum of $1,000,000. Wells Fargo Bank generally does not originate or acquire any Mortgage Loans under the Alt-A Minus program for which the Loan-to-Value Ratio at origination exceeds 100% or for which the combined loan-to-value ratio at origination exceeds 100% in the event of concurrent secondary financing. The Mortgage Loans originated or acquired by Wells Fargo Bank under the Alt-A Minus program are generally secured by single-family detached residences, condominium units or two-to four-family residences, and such properties may or may not be occupied by the owner. It is Wells Fargo Bank's policy not to accept commercial properties or unimproved land as collateral for Mortgage Loans originated under the Alt-A Minus program. Wells Fargo Bank, will, however, accept mixed-use properties such as a property where more than 80% is used for residential purposes and the balance is used for commercial purposes.

         The Alt-A Minus program includes No Ratio Loans, No Documentation Loans, Stated Loans and Stated Reduced Loans.

         Borrowers who satisfy certain guidelines regarding credit history may have been approved under a "No Ratio" program (such Mortgage Loans, "No Ratio Loans") or under a "No Documentation" program (such Mortgage Loans, "No Documentation Loans"). In the case of No Ratio Loans, the borrower's income would not have been verified nor would there have been the calculation of any ratios, as part of the loan underwriting decision, of the borrower's expected monthly housing debt or total monthly debt obligations to the borrower's monthly income. In connection with such No Ratio program, the borrower's assets may have been verified and certain minimum "cash reserves" required. In the case of No Documentation Loans, borrowers may not have been required to provide any information in their loan application regarding their employment and in that instance employment would not have been verified. Also, in the case of No Documentation Loans, borrowers would not have been required to provide any information in their loan application regarding their income or assets.

         In the case of the "Stated" program (such Mortgage Loans, "Stated Loans"), the borrower's income would not have been verified and the borrower's assets may have been verified and certain minimum "cash reserves" are required. Under the "Stated" program the borrower's employment, income sources and assets must be stated on the signed loan application. The borrower's income as stated must be reasonable for the borrower's occupation as determined in the discretion of the loan underwriter. Similarly, the borrower's assets as stated must be reasonable for the borrower's occupation as determined in the discretion of the loan underwriter.

         In certain circumstances borrowers who do not qualify for other reduced documentation programs may qualify for the "Stated Reduced" program (such Mortgage Loans, "Stated Reduced Loans"). Maximum Loan-to-Value Ratios are lower under the "Stated Reduced" program than for other reduced documentation programs. In the case of Stated Reduced Loans, the borrower's income would not have been verified, the borrower's assets may have been verified and certain minimum "cash reserves" required. Under the "Stated Reduced" program the borrower's employment, income sources and assets must be stated on the signed loan application. The borrower's income as stated must be reasonable for the borrower's occupation as determined in the discretion of the loan underwriter. Similarly, the borrower's assets as stated must be reasonable for the borrower's occupation as determined in the discretion of the loan underwriter.

         Under the Alt-A Minus program, Wells Fargo Bank's underwriting of every Mortgage Loan submitted (as to which underwriting authority has not been delegated) consists of not only a credit review, but also a separate appraisal conducted by (i) a third-party appraiser, (ii) an appraiser approved by RELS, or
(iii) RELS itself. Appraisals generally conform to current Fannie Mae and Freddie Mac secondary market requirements for residential property appraisals. All appraisals are subject to an internal appraisal review by the loan underwriter irrespective of the loan-to-value ratio, the amount of the Mortgage Loan or the identity of the appraiser. Certain loans require a third party review in the form of either a desk review or field review. At the discretion of Wells Fargo Bank, any Mortgage Loan originated under the Alt-A Minus program is subject to further review in the form of a desk review, field review or additional full appraisal.

         Underwriter Discretion

         During the second calendar quarter of 2005, Wells Fargo Bank initiated a program designed to encourage its mortgage loan underwriting staff to prudently, but more aggressively, utilize the underwriting discretion already granted to them under Wells Fargo Bank's underwriting guidelines and policies. This initiative was viewed by management as necessary and desirable to make prudent loans available to customers where such loans may have been denied in the past because of underwriter hesitancy to maximize the use of their ability to consider compensating factors as permitted by the underwriting guidelines. There can be no assurance that the successful implementation of this initiative will not result in an increase in the incidence of delinquencies and foreclosures, or the severity of losses, among mortgage loans underwritten in accordance with the updated philosophy, as compared to mortgage loans underwritten prior to the commencement of the initiative.

         MORTGAGE LOAN UNDERWRITING - SUBPRIME

         The underwriting functions of Wells Fargo Bank are performed in offices throughout all 50 states, the District of Columbia and the territories of the United States. Wells Fargo Bank does not delegate underwriting authority to any broker or correspondent. Wells Fargo Bank employs loan credit underwriters to scrutinize the applicant's credit profile and to evaluate whether an impaired credit history is a result of adverse circumstances or a continuing inability or unwillingness to meet credit obligations in a timely manner. Personal circumstances such as divorce, family illnesses or deaths and temporary job loss due to layoffs and corporate downsizing will often impair an applicant's credit record. The underwriting guidelines used by Wells Fargo Bank are primarily intended to evaluate the prospective borrower's credit standing and ability to repay the loan, as well as the value and adequacy of the proposed mortgaged property as collateral. A prospective borrower applying for a mortgage loan is required to complete a detailed application. The loan application elicits pertinent information about the applicant including, depending on the program, the applicant's financial condition (assets, liabilities, income and expenses), the property being financed and the type of loan desired. With respect to every applicant, a credit report summarizing the applicant's credit history with merchants and lenders is obtained. Significant unfavorable credit information reported by the applicant or by a credit reporting agency is taken into account in the credit decision.

         With respect to loans originated prior to May 15, 2006, loan applications are classified according to certain characteristics, including but not limited to: condition and location of the collateral, credit history of the applicant, ability to pay, loan-to-value ratio and general stability of the applicant in terms of employment history and time in residence.

         With respect to loans originated prior to May 15, 2006, Wells Fargo Bank has established classifications with respect to the credit profile of the applicant, and each loan is placed into one of nine credit levels denoted as "Y9" through "Y1" (see table below). Terms of subprime mortgage loans made by Wells Fargo Bank, as well as maximum loan-to-value ratios, vary depending on the credit level classification of the applicant. Loan applicants with less favorable credit profiles generally are restricted to consideration for loans with higher interest rates, lower maximum loan amounts and lower loan-to-value ratios than applicants with more favorable credit profiles. Generally, the loan-to-value ratio is the ratio, expressed as a percentage, of the principal amount of the mortgage loan at origination to the lesser of (i) the appraised value of the related mortgaged property, as established by an appraisal obtained by the originator generally no more than 120 days prior to origination and (ii) the sale price for such property. In some instances, the loan-to-value ratio may be based on the value determined by an appraisal that was obtained by the originator more than 120 days prior to origination, provided that (i) an appraisal update is obtained and (ii) the original appraisal was obtained no more than twelve months prior to origination. Generally, the maximum total debt to gross income ratio for each credit level is 55%. Subject to the consideration of certain compensating factors described below, the general criteria used by Wells Fargo Bank's underwriting staff in classifying loan applicants are as follows:



                                                                        BANKRUPTCY FILINGS/       MAXIMUM COMBINED
                                                   CREDIT BUREAU            FORECLOSURE             LOAN TO VALUE
 CREDIT LEVEL      EXISTING MORTGAGE HISTORY          SCORE*                PROCEEDINGS                RATIO**
---------------    --------------------------     ----------------     ----------------------    --------------------
Y9                 0 x 30; Current at             660 or higher         Discharged/              100% CLTV @
                   application time and no                              completed more than      LTV < 80%
                   mortgage or rent late                                three years ago.
                   payments in the last 12                                                       95% CLTV @
                   months                                                                        LTV > 80%

Y8                 1 x 30; Mortgage or rent       640-659              Discharged/               100% CLTV @
                   payments no more than 30                            completed more than       LTV < 80%
                   days late at application                            three years ago.
                   time and a maximum of                                                         95% CLTV @
                   one 30-day late payment                                                       LTV > 80%
                   in the last 12 months

Y7                 1 x 30; Mortgage or rent       620-639              Discharged/               100% CLTV @
                   payments no more than 30                            completed more than       LTV < 80%
                   days late at application                            two years ago.
                   time and a maximum of                                                         95% CLTV @
                   one 30-day late payment                                                       LTV > 80%
                   in the last 12 months


                                      S-55

                                                                        BANKRUPTCY FILINGS/       MAXIMUM COMBINED
                                                   CREDIT BUREAU            FORECLOSURE             LOAN TO VALUE
 CREDIT LEVEL      EXISTING MORTGAGE HISTORY          SCORE*                PROCEEDINGS                RATIO**
---------------    --------------------------     ----------------     ----------------------    --------------------
Y6                 2 x 30; Mortgage or rent       600-619              Discharged/               100% CLTV @
                   payments no more than 30                            completed more than       LTV < 80%
                   days late at application                            two years ago.
                   time and a maximum of                                                         95% CLTV @
                   two 30-day late payments                                                      LTV > 80%
                   in the last 12 months

Y5                 2 x 30; Mortgage or rent       580-599              Discharged/               100% CLTV @
                   payments no more than 30                            completed more than       LTV < 80%
                   days late at application                            two years ago.
                   time and a maximum of                                                         95% CLTV @
                   two 30-day late payments                                                      LTV > 80%
                   in the last 12 months

Y4                 1 x 60; Mortgage or rent       560-579              Discharged/               100% CLTV @
                   payments no more than 60                            completed more than       LTV < 80%
                   days late at application                            one year ago.
                   time and a maximum of up                                                      95% CLTV @
                   to one 60-day late in                                                         LTV > 80%
                   the last 12 months

Y3                 2 x 60 or 1 x 60 and 1 x       540-559              Discharged/               90% CLTV @
                   90; Mortgage or rent                                completed more than       All LTV's
                   payments no more than 60                            one year ago.
                   days late at application
                   time and a maximum of up
                   to two 60-day late
                   payments or one 60-day
                   and one 90-day late
                   payment.

Y2                 90+; Mortgage or rent          520-539              Discharged/               90% CLTV @
                   payments no more than 60                            completed less than       All LTV's
                   days late at application                            1 year ago.
                   time


                                      S-56

                                                                        BANKRUPTCY FILINGS/       MAXIMUM COMBINED
                                                   CREDIT BUREAU            FORECLOSURE             LOAN TO VALUE
 CREDIT LEVEL      EXISTING MORTGAGE HISTORY          SCORE*                PROCEEDINGS                RATIO**
---------------    --------------------------     ----------------     ----------------------    --------------------

Y1                 90+; Mortgage or rent          500-519              Discharged/               85% CLTV @
                   payments no more than 60                            completed less than       All LTV's
                   days late at application                            one year ago.
                   time.


_________________________________

* Lower of two, middle of three credit bureau scores used. If only one credit bureau score is obtained, then borrower may have to satisfy additional requirements set forth in the underwriting guidelines. The middle score is the numerical middle of the three credit scores reported by the credit bureaus. If two of the scores are the same, one of the identical scores is considered to be the middle score. If a credit bureau shows more than one credit score for the primary borrower, the primary score reported by the credit bureau must be used.

** The maximum loan-to-value ratios and combined loan-to-value ratios are subject to downward adjustment based upon a number of factors including without limitation, mortgage loan amount, the mortgage loan program, the purpose of the mortgage loan, the level of documentation, the type of mortgaged property and whether or not the mortgaged property is owner-occupied. In addition, the combined loan-to-value ratio only reflects simultaneous secondary financing provided by Wells Fargo Bank or of which Wells Fargo Bank is aware at the time of funding of the related First Lien Home Mortgage Loan. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after the origination of the First Lien Home Mortgage Loan.

         With respect to loans originated on or after May 15, 2006, the maximum loan amount and loan-to-value ratio allowed for an applicant are based on the following factors: the applicant's housing payment history for the last twelve months (including both mortgage and rental payments), applicant's credit bureau score, property type, purpose of the loan and documentation type.

         With respect to loans originated on or after May 15, 2006, Wells Fargo Bank has established classifications with respect to the credit profile of the applicant, and each loan is placed into one of six credit levels denoted as "0x30" through "1x120+", with each level subdivided by "stated," as described in the table below. Terms of subprime mortgage loans made by Wells Fargo Bank, as well as maximum loan-to-value ratios, vary depending on the credit level classification of the applicant. Loan applicants with less favorable credit profiles generally are restricted to consideration for loans with higher interest rates, lower maximum loan amounts and lower loan-to-value ratios than applicants with more favorable credit profiles. Generally, the maximum total debt to gross income ratio for each credit level is 55%. Subject to the consideration of certain compensating factors described below, the general criteria used by Wells Fargo Bank's underwriting staff in classifying loan applicants are as follows:



                                                                                                           MAXIMUM COMBINED
                   EXISTING HOUSING       DOCUMENTATION        MAXIMUM LOAN         MAXIMUM LOAN TO         LOAN TO VALUE
CREDIT LEVEL       PAYMENT HISTORY            TYPE                AMOUNT            VALUE RATIO* **            RATIO**
--------------    -------------------   ------------------    ----------------    --------------------    -------------------

0x30              0 x 30; Current       (a) Full or (b)       $2,000,000 @        100% LTV @ Credit       100% CLTV @
                  at application        12 month              LTV < 70%           Bureau Score of         LTV < 80% and
                  time and no           personal and                              600+                    Credit Bureau
                  mortgage or rent      business bank                                                     Score of 580+
                  late payments in      statements                                95% LTV@ Credit
                  the last 12 months                                              Bureau Score of
                                                                                  560 - 599

                                                                                  85% LTV@ Credit
                                                                                  Bureau Score of
                                                                                  520 - 559

                                                                                  80% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519

0x30              0 x 30; Current       (a) Lite or           $1,000,000 @        100% LTV @ Credit       100% CLTV @
Stated/Lite       at application        (b) Stated if         LTV < 70%           Bureau Score of         LTV < 80% and
                  time and no           Credit Bureau                             640+                    Credit Bureau
                  mortgage or rent      Score of 620+                                                     Score of 580+
                  late payments in                                                95% LTV@ Credit
                  the last 12 months                                              Bureau Score of
                                                                                  620 - 639

                                                                                  85% LTV@ Credit
                                                                                  Bureau Score of
                                                                                  540 - 619

                                                                                  80% LTV@ Credit
                                                                                  Bureau Score of
                                                                                  520 - 539

                                                                                  75% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519

1x30              1 x 30; Current       (a) Full or (b)       $2,000,000 @        100% LTV @ Credit       100% CLTV @
                  at application        12 month              LTV < 70%           Bureau Score of         LTV < 80% and
                  time and a            personal and                              600+                    Credit Bureau
                  maximum of one        business bank                                                     Score of 580+
                  30-day late           statements                                95% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payment in the                                                  560 - 599
                  last 12 months
                                                                                  85% LTV@ Credit
                                                                                  Bureau Score of
                                                                                  520 - 559

                                                                                  80% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519

1x30              1 x 30; Current       (a) Lite or           $1,000,000 @        95% LTV@ Credit         100% CLTV @
Stated/Lite       at application        (b) Stated if         LTV < 70%           Bureau Score of         LTV < 80% and
                  time and a            Credit Bureau                             620+                    Credit Bureau
                  maximum of one        Score of 620+                                                     Score of 580+
                  30-day late                                                     85% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payment in the                                                  540 - 619
                  last 12 months
                                                                                  80% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  520 - 539

                                                                                  75% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519


                                      S-58

                                                                                                           MAXIMUM COMBINED
                   EXISTING HOUSING       DOCUMENTATION        MAXIMUM LOAN         MAXIMUM LOAN TO         LOAN TO VALUE
CREDIT LEVEL       PAYMENT HISTORY            TYPE                AMOUNT            VALUE RATIO* **            RATIO**
--------------    -------------------   ------------------    ----------------    --------------------    -------------------

2x30              2 x 30; Current       (a) Full or (b)       $1,000,000 @        100% LTV @ Credit       100% CLTV @
                  at application        12 month              LTV < 70%           Bureau Score of         LTV < 80% and
                  time and a            personal and                              600+                    Credit Bureau
                  maximum of two        business bank                                                     Score of 580+
                  30-day late           statements                                95% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payments in the                                                 560 - 599
                  last 12 months
                                                                                  85% LTV@ Credit
                                                                                  Bureau Score of
                                                                                  520 - 559

                                                                                  70% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519

2x30              2 x 30; Current       (a) Lite or           $1,000,000 @        95% LTV@ Credit         100% CLTV @
Stated/Lite       at application        (b) Stated if         LTV < 70%           Bureau Score of         LTV < 80% and
                  time and a            Credit Bureau                             620+                    580+ Credit
                  maximum of two        Score of 620+                                                     Bureau Score
                  30-day late                                                     85% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payments in the                                                 540 - 619
                  last 12 months
                                                                                  75% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  520 - 539

                                                                                  70% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519

1x60              1 x 60; Current       (a) Full or (b)       $850,000 @          95% LTV@ Credit         No second liens
                  at application        12 month              LTV < 70%           Bureau Score of         permitted
                  time and a            personal and                              600+
                  maximum of one        business bank
                  60-day late           statements                                90% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payment in the                                                  560 - 599
                  last 12 months
                                                                                  85% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  520 - 559

                                                                                  70% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519

1x60              1 x 60; Current       (a) Lite or           $850,000 @          90% LTV@ Credit         No second liens
Stated/Lite       at application        (b) Stated if         LTV < 70%           Bureau Score of         permitted
                  time and a            Credit Bureau                             620+
                  maximum of one        Score of 620+
                  60-day late                                                     85% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payment in the                                                  580 - 619
                  last 12 months
                                                                                  80% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  540 - 579

                                                                                  75% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  520 - 539

                                                                                  70% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519


                                      S-59

                                                                                                           MAXIMUM COMBINED
                   EXISTING HOUSING       DOCUMENTATION        MAXIMUM LOAN         MAXIMUM LOAN TO         LOAN TO VALUE
CREDIT LEVEL       PAYMENT HISTORY            TYPE                AMOUNT            VALUE RATIO* **            RATIO**
--------------    -------------------   ------------------    ----------------    --------------------    -------------------

1x90              1 x 90; Current       (a) Full or (b)       $650,000 @          95% LTV@ Credit         No second liens
                  at application        12 month              LTV < 80%           Bureau Score of         permitted
                  time and a            personal and                              620+
                  maximum of one        business bank
                  90-day late           statements                                90% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payment in the                                                  600 - 619
                  last 12 months
                                                                                  85% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  520 - 599

                                                                                  65% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519

1x90              1 x 90; Current       (a) Lite or           $650,000            75% LTV@ Credit         No second liens
Stated/Lite       at application        (b) Stated if                             Bureau Score of         permitted
                  time and a            Credit Bureau                             520+
                  maximum of one        Score of 620+
                  90-day late                                                     65% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payment in the                                                  500 - 519
                  last 12 months

1x120+            1 x 120+; Current     (a) Full or (b)       $400,000            90% LTV@ Credit         No second liens
                  at application        12 month                                  Bureau Score of         permitted
                  time and a            personal and                              600+
                  maximum of one        business bank
                  120+ day late         statements                                85% LTV@ Credit
                  mortgage or rent                                                Bureau Score of
                  payment in the                                                  580 - 599
                  last 12 months
                                                                                  80% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  560 - 579

                                                                                  75% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  540 - 559

                                                                                  70% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  520 - 539

                                                                                  65% LTV @ Credit
                                                                                  Bureau Score of
                                                                                  500 - 519

1x120+            1 x 120+; Current     (a) Lite or           $400,000            65% LTV @ Credit        No second liens
Stated/Lite       at application        (b) Stated if                             Bureau Score of         permitted
                  time and a            Credit Bureau                             520+
                  maximum of one        Score of 620+
                  120+ day late
                  mortgage or rent
                  payment in the
                  last 12 months

_________________________________

* Lower of two, middle of three credit bureau scores used. If only one credit bureau score is obtained, then borrower may have to satisfy additional requirements set forth in the underwriting guidelines. The middle score is the numerical middle of the three credit scores reported by the credit bureaus. If two of the scores are the same, one of the identical scores is considered to be the middle score. If a credit bureau shows more than one credit score for the primary borrower, the primary score reported by the credit bureau must be used.

** The maximum loan-to-value ratios and combined loan-to-value ratios are subject to downward adjustment based upon a number of factors including without limitation, mortgage loan amount, the mortgage loan program, the purpose of the mortgage loan, the level of documentation, the type of mortgaged property and whether or not the mortgaged property is owner-occupied. In addition, the combined loan-to-value ratio only reflects simultaneous secondary financing provided by Wells Fargo Bank or of which Wells Fargo Bank is aware at the time of funding of the related First Lien Home Mortgage Loan. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after the origination of the First Lien Home Mortgage Loan.

         For purposes of determining credit level, if a borrower's credit report reports a credit score between 300 and 780 and there is credit appearing on the report, then Wells Fargo considers the credit score valid for purposes of determining the borrower's credit level. If there is no credit or "trade-line" appearing on the report, then the credit score is not valid. Type of credit or "trade line" reporting is not considered in determining validity of the credit score, but is considered for certain programs and documentation types. All borrowers must have a minimum credit score of 500, unless the borrower meets the "no score" policy requirements discussed below or has an invalid credit score due to no credit data reporting. Wells Fargo will not originate a loan to a borrower with a valid credit score below 500 and any borrower that had been declined a loan due to a valid credit score below 500 cannot apply for a loan for at least six months. A "trade line" is a line item reported on a credit report that consists of an open date, high credit amount and a monthly history that tracks payments on the account. One-time collection or judgment accounts not showing a payment history do not constitute valid trade lines.

         For loans originated prior to May 15, 2006, an applicant that has no credit bureau score may still eligible for financing. In such case, the applicant is assigned a credit level no greater than Y2.

         For loans originated on or after May 15, 2006, an applicant that has no housing payment history and/or no credit bureau score may still be eligible for financing. In such case, the applicant is assigned a housing payment history of 1x90 and a credit bureau score of 520. For such borrowers, if there is evidence of bankruptcy within the last year, then the maximum LTV/CLTV is 85%/85% for owner-occupied and 70%/70% for non-owner-occupied property.

         For the purpose of placing a prospective mortgage loan in any of the credit levels, consecutive or "rolling" late payments having the same delinquency characterization (e.g., 30 days late, 60 days late or 90 days late) are counted as a single late payment of such delinquency characterization; provided that for loans originated on or after May 15, 2006, each instance of consecutive or "rolling" late payments having a delinquency characterization of 90-days late will be counted as a new 90-day late payment. Wells Fargo Bank uses the foregoing categories and characteristics as guidelines only. On a case-by-case basis, Wells Fargo Bank may make the determination that the prospective borrower warrants loan parameters beyond those shown above based upon the presence of acceptable compensating factors. Examples of compensating factors include, but are not limited to, loan-to-value ratio, debt-to-income ratio, long-term stability of employment and/or residence, statistical credit scores, verified cash reserves or reduction in overall monthly expenses.

         Wells Fargo permits debt-to-income ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.

         Except for Balloon Loans, the subprime mortgage loans originated or acquired by Wells Fargo Bank generally have loan terms ranging from 15 to 30 years and fully amortize over such terms. The principal amounts of the loans originated or acquired by Wells Fargo Bank generally range from a minimum of $10,000 to a maximum of(a) $950,000 for mortgage loans originated prior to March 6, 2006, and (b) $2,000,000 for mortgage loans originated on or after March 6, 2006. Wells Fargo Bank generally does not originate or acquire any mortgage loans for which the loan-to-value ratio at origination exceeds

100% or for which the combined loan-to-value ratio at origination exceeds 100% in the event of concurrent secondary financing. In addition, the combined loan-to-value ratio only reflects simultaneous secondary financing provided by Wells Fargo Bank or of which Wells Fargo Bank is aware at the time of funding of the related First Lien Home Mortgage Loan. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after the origination of the First Lien Home Mortgage Loan. The loans originated or acquired by Wells Fargo Bank are generally secured by single-family dwellings, condominium units or two- to four-family residences, and such properties may or may not be occupied by the owner. It is Wells Fargo Bank's policy not to accept commercial properties or unimproved land as collateral for First Lien Home Mortgage Loans. Wells Fargo Bank will, however, accept mixed-use properties such as a property where more than 80% is used for residential purposes and the balance is used for commercial purposes. In addition, Wells Fargo Bank will accept properties that are zoned for agricultural use.

         Wells Fargo Bank originates mortgage loans with loan-to-value ratios in excess of 80% either with or without the requirement to obtain primary mortgage insurance. In cases for which such primary mortgage insurance is obtained, the percentage of the unpaid principal balances of the mortgage loan as set forth in the following tables (the "Coverage Percentage") will be covered by primary mortgage insurance (subject to certain standard policy exclusions for default arising from, among other things, fraud or negligence in the origination or servicing of a mortgage loan, including misrepresentation by the mortgagor or other persons involved in the origination thereof) from an approved primary mortgage insurance company, typically until the unpaid principal balance of the mortgage loan is reduced to an amount that will result in a loan-to-value ratio less than or equal to 80%.

         The Coverage Percentages generally required by Wells Fargo Bank at various levels of Loan-to-Value Ratios for mortgage loan originated prior to January 15, 2006 are as follows:


               LOAN-TO-VALUE RATIOS              COVERAGE PERCENTAGE
               97.01% to 100.00%                         35%
               95.01% to 97.00%                          35%
               90.01% to 95.00%                          16%
               85.01% to 90.00%                          12%
               80.01% to 85.00%                           6%

         The Coverage Percentages generally required by Wells Fargo Bank at various levels of Loan-to-Value Ratios for mortgage loan originated on or after January 15, 2006 are as follows:


               LOAN-TO-VALUE RATIOS              COVERAGE PERCENTAGE
                                          30 YEAR MORTGAGE   15 YEAR MORTGAGE
                                                LOANS               LOANS
               97.01 to 100.00%                   35%                 35%
               95.01% to 97.00%                   30%                 25%
               90.01% to 95.00%                   30%                 25%
               85.01% to 90.00%                   25%                 12%
               80.01% to 85.00%                   12%                 6%

         Wells Fargo Bank's subprime mortgage loan programs include a full documentation program, a "lite" documentation program and a "stated income, stated asset" program. Under the full documentation program, loans to borrowers who are salaried employees generally must be supported by current employment information in the form of one current pay-stub with year-to-date information and W-2 tax forms for the last year (a complete verification of employment may be substituted for W-2 forms). As an alternative method of establishing income under the full documentation program, Wells Fargo Bank may review the deposit activity reflected in recent monthly bank statements of the applicant. Wells Fargo Bank may also perform a telephone verification of employment for salaried employees prior to funding. Under the full documentation program, borrowers who are self-employed generally must provide signed individual federal tax returns and, if applicable, signed year-to-date income statements and/or business federal tax returns. For loans originated prior to May 15, 2006, borrowers who are 100% owners of a business and are classified in credit levels Y9 through Y4, monthly business bank statements may be provided in lieu of traditional employment/income documentation. For loans originated on or after May 15, 2006, borrowers who are 100% owners of a business and have a credit bureau score of 560+, monthly business bank statements may be provided in lieu of traditional employment/income documentation. In either case, evidence must be provided that the business has been in existence for at least one year. If the business has been in existence less than two years, evidence must be provided that the applicant had previously been in the same line of work for at least one year. Under the full documentation program, at certain loan-to-value ratio levels and under certain circumstances not all sources of funds for closing are verified as the borrower's.

         Under Wells Fargo Bank's "stated income, stated asset" program, the applicant's employment, income sources and assets must be stated on the initial signed application. The applicant's income as stated must be reasonable for the applicant's occupation as determined in the discretion of the loan underwriter; however, such income is not independently verified. Similarly, the applicant's assets as stated must be reasonable for the applicant's occupation as determined in the discretion of the loan underwriter; however, such assets are not independently verified. Maximum loan-to-value ratios within each credit level are lower under the stated income, stated asset program than under the full documentation program.

         Under Wells Fargo Bank's "lite" documentation program, the applicant's income must be stated on the initial signed application. The applicant's income as stated must be reasonable and consistent for the applicant's occupation and reflect an overall ability of the applicant to repay all its debt as determined in the discretion of the loan underwriter. Income is calculated using the most recent and consecutive six-month average of personal bank statements. Maximum loan-to-value ratios within each credit level are lower under the lite documentation program than under the full documentation program.

         Wells Fargo Bank's underwriting of every mortgage loan submitted consists of not only a credit review, but also a separate appraisal conducted by
(i) a third-party appraiser, (ii) an appraiser approved by Valuation Information Technology, LLC (doing business as RELS Valuation) ("RELS"), an entity jointly owned by an affiliate of Wells Fargo Bank and an unaffiliated third party, or
(iii) RELS itself. Appraisals generally conform to current Fannie Mae and Freddie Mac secondary market requirements for residential property appraisals. All appraisals are subject to an internal appraisal review by the loan underwriter irrespective of the loan-to-value ratio, the mortgage loan amount or the identity of the appraiser. Certain loans require a third party review in the form of either a desk review or field review. At the discretion of Wells Fargo Bank, any mortgage loan is subject to further review in the form of a desk review, field review or additional full appraisal.

UNDERWRITING GUIDELINES

         The mortgage loans, other than the mortgage loans originated by Wells Fargo Bank, have been originated generally in accordance with the underwriting guidelines set forth below. On a case-by-case basis, the related originator may determine that, based upon compensating factors, a prospective mortgagor not qualifying under the underwriting guidelines warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt-to-income ratio, good credit history, stable employment, pride of ownership and time in residence at the applicant's current address. It is expected that a substantial portion of the mortgage loans in the mortgage pool that were originated by the various originators will represent these exceptions.

         The mortgage loans were underwritten pursuant to the underwriting standards of the various originators, generally in accordance with "non-conforming" underwriting standards, meaning that these mortgage loans are ineligible for purchase by Fannie Mae or Freddie Mac due to either credit characteristics of the related mortgagor or documentation standards in connection with the underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac underwriting guidelines for "A" credit mortgagors. In addition, certain of these mortgage loans fail to conform to the underwriting standards or program guidelines under which they were intended to have been originated by the related originators. These mortgage loans may have had document deficiencies, or may have become delinquent, or the related borrower may have a record of credit write-offs, outstanding judgments, prior bankruptcies and other credit items that do not satisfy the applicable underwriting guidelines.

         Some of these mortgage loans bear higher rates of interest than mortgage loans that are originated in accordance with Fannie Mae and Freddie Mac standards, which is likely to result in rates of delinquencies and foreclosures that are higher, and that may be substantially higher, than those experienced by portfolios of mortgage loans underwritten in a more traditional manner.

         The underwriting guidelines are primarily intended to assess a borrower's ability to repay the related mortgage loan, to assess the value of the related mortgaged property and to evaluate the adequacy of a mortgaged property as collateral for the related mortgage loan. While an originator's primary consideration in underwriting a mortgage loan is the value of the related mortgaged property, the originator also considers, among other things, a mortgagor's credit history, repayment ability and debt service to income ratio as well as the type and use of the related mortgaged property.

         An applicant customarily completes an application that includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The underwriting guidelines typically require a credit report on each applicant from a credit reporting company. The report typically contains information relating to matters such as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments.

         Mortgaged properties that are to secure mortgage loans generally are appraised by qualified independent appraisers. These appraisals are required to conform to the Uniform Standard of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac.

         These mortgage loans at origination generally conformed to full/alternative documentation, stated income documentation and no income documentation residential loan programs. Under each of the programs, the related originator reviews an applicant's source of income, calculates the amount of income from sources indicated on the related loan application or similar documentation, reviews the credit history of the applicant, calculates the applicant's debt-service-to-income ratio, if required, to determine the applicant's ability to repay the related loan, and reviews the appraisal of the related mortgage property.

         In evaluating the credit quality of a borrower, certain originators utilize credit bureau risk scores. Generally, each credit report provides a credit score for the related borrower. Credit scores generally range from 350 to 840 and are available from three major credit bureaus: Experian (formerly TRW Information Systems and Services), Equifax and Trans Union. Credit scores are empirically derived from historical credit bureau data and represent a numerical weighing of a borrower's credit characteristics over a two-year period. A credit score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include an applicant's number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history.

                             STATIC POOL INFORMATION

         The depositor will provide static pool information, material to this offering, with respect to the experience of the sponsor in securitizing asset pools of the same type at http://www.bearstearns.com/transactions/bsabs_i/bsabs2007-sd1.

         Information provided through the internet address above will not be deemed to be a part of this free writing prospectus or the registration statement for the securities offered hereby if it relates to any prior securities pool or vintage formed before January 1, 2006, or with respect to the mortgage pool (if applicable) for any period before January 1, 2006.

                               THE ISSUING ENTITY

         Bear Stearns Asset Backed Securities Trust 2007-SD1 is a common law trust formed under the laws of the State of New York pursuant to the pooling and servicing agreement. The pooling and servicing agreement constitutes the "governing instrument" under the laws of the State of New York. After its formation, Bear Stearns Asset Backed Securities Trust 2007-SD1 will not engage in any activity other than (i) acquiring and holding the mortgage loans and the other assets of the trust and proceeds therefrom, (ii) issuing the certificates,
(iii) making payments on the certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The foregoing restrictions are contained in the pooling and servicing agreement. These restrictions cannot be amended without the consent of holders of certificates evidencing more than 50% of the voting rights. For a description of other provisions relating to amending the pooling and servicing agreement, please see "The Agreements -- Amendment of Agreement" in the prospectus.

         The assets of Bear Stearns Asset Backed Securities Trust 2007-SD1 will consist of the mortgage loans and certain related assets.

         Bear Stearns Asset Backed Securities Trust 2007-SD1's fiscal year end is December 31.

                                  THE DEPOSITOR

         The depositor, Bear Stearns Asset Backed Securities I LLC, was formed in the state of Delaware in January 2004, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The depositor does not have, nor is it expected in the future to have, any significant assets.

         The depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2004. As of September 30, 2006, the depositor has been involved in the issuance of securities backed by residential mortgage loans in excess of $65,247,999,772. In conjunction with the sponsor's acquisition of mortgage loans, the depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to it. These loans are subsequently deposited in a common law or statutory trust, described in this free writing prospectus, which will then issue the certificates.

         After issuance and registration of the securities contemplated in this free writing prospectus and any supplement hereto, the depositor will have only limited duties and responsibilities with respect to the pool assets or the securities.

         The depositor's principal executive offices are located at 383 Madison Avenue, New York, New York 10179. Its telephone number is (212) 272-2000.

                                   THE SPONSOR

         The sponsor, EMC Mortgage Corporation, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the depositor and the underwriter. The sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from "investment quality" to varying degrees of "non-investment quality" up to and including real estate owned assets ("REO"). The sponsor commenced operation in Texas on October 9, 1990.

         The sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, TX 75067. Its telephone number is (214) 626-3800.

         Since its inception in 1990, the sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans. Loans are purchased on a bulk and flow basis. The sponsor is one of the United States' largest purchasers of scratch and dent, sub-performing and non-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government. Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns' securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

         Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit ("HELOCs"). Performing loans acquired by the sponsor are subject to varying levels of due diligence prior to purchase. Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws. Performing loans purchased will have been originated pursuant to the sponsor's underwriting guidelines or the originator's underwriting guidelines that are acceptable to the sponsor.

         Subsequent to purchase by the sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns' Financial Analytics and Structured Transactions group, for distribution into the primary market.

         The sponsor has been securitizing residential mortgage loans since 1999. The following table describes size, composition and growth of the sponsor's total portfolio of assets it has securitized as of the dates indicated.

                            DECEMBER 31, 2003            DECEMBER 31, 2004           DECEMBER 31, 2005            SEPTEMBER 30, 2006
                            -----------------            -----------------           -----------------            ------------------
                            TOTAL PORTFOLIO              TOTAL PORTFOLIO             TOTAL PORTFOLIO              TOTAL PORTFOLIO
   LOAN TYPE      NUMBER        OF LOANS       NUMBER       OF LOANS         NUMBER       OF LOANS       NUMBER        OF LOANS
Alt-A ARM         12,268  $  3,779,319,393.84  44,821    $11,002,497,283.49  73,638  $19,087,119,981.75  54,448  $ 16,005,022,680.66
Alt-A Fixed       15,907  $  3,638,653,583.24  15,344    $ 4,005,790,504.28  17,294  $ 3,781,150,218.13  10,480  $  2,487,265,691.18
HELOC                  -  $             -           -    $            -       9,309  $   509,391,438.93   9,642  $    671,297,933.89
Prime ARM         16,279  $  7,179,048,567.39  30,311    $11,852,710,960.78  27,384  $13,280,407,388.92   7,050  $  3,481,137,519.89
Prime Fixed        2,388  $  1,087,197,396.83   1,035    $   509,991,605.86   3,526  $ 1,307,685,538.44   1,803  $    484,927,212.35
Prime Short
 Duration ARM      7,089  $  2,054,140,083.91  23,326    $ 7,033,626,375.35   38,819 $14,096,175,420.37  48,725  $ 18,461,184,268.72
 (including
  Neg-Am
  ARM)
Reperforming       2,800  $   247,101,330.36    2,802    $   311,862,677.46    2,877 $  271,051,465.95    1,084  $    115,127,847.83
Seconds                -  $             -      14,842    $   659,832,093.32  114,899 $ 5,609,656,263.12  96,106  $  5,363,659,738.17
SubPrime          29,303  $  2,898,565,285.44  98,426    $13,051,338,552.19  101,156 $16,546,152,274.44  43,470  $  7,619,506,951.48
Totals            86,034  $ 20,884,025,641.01 230,907    $48,427,650,052.73  388,902 $74,488,789,990.05 272,808  $ 54,689,129,844.17


         With respect to some of the securitizations organized by the sponsor, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the related offered certificates, from the certificate with the highest credit rating to the one with the lowest rating. In addition, with respect to one securitization organized by the sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

         The sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the sponsor's business and servicing practices. The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws. The sponsor is cooperating with the FTC's inquiry.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

         EMC Mortgage Corporation, referred to in this free writing prospectus as EMC, will act as the master servicer and as a servicer of the mortgage loans.

         Wells Fargo Bank, National Association, referred to in this free writing prospectus as Wells Fargo Bank, will act as the securities administrator pursuant to the pooling and servicing agreement, as the custodian pursuant to the custodial agreement and as a servicer pursuant to a servicing agreement.

         Primary servicing of the mortgage loans will be provided by the sponsor and Wells Fargo Bank, N.A., each in accordance with their respective servicing agreements which are collectively referred to herein as the servicing agreements. Each of the servicing agreements will require, among other things, that each servicer accurately and fully report its borrower credit files to credit repositories in a timely manner. Each of the servicing agreements will be assigned to the trust pursuant to an assignment, assumption and recognition agreement among the related servicer, the sponsor and the trustee on behalf of the certificateholders; provided, however, that the sponsor will retain the right to enforce the representations and warranties made to it by each servicer with respect to the related mortgage loans. The servicers will be responsible for the servicing of the mortgage loans pursuant to the related servicing agreement, and the master servicer will be required to monitor their performance. In the event of a default by EMC in its capacity as a servicer under the related servicing agreement, the master servicer shall notify the trustee of such event of default, and the trustee will be required to enforce any remedies against EMC in its capacity as a servicer, and shall find a successor servicer to assume primary servicing obligations for the related mortgage loans.

THE MASTER SERVICER, SECURITIES ADMINISTRATOR AND THE SERVICERS

         The master servicer will be responsible for master servicing the mortgage loans. The responsibilities of EMC, as master servicer, include:

         o    receiving funds from servicers,

         o    reconciling servicing activity with respect to the mortgage loans,

         o calculating loan level remittance amounts and reporting to the securities administrator,

         o    sending remittances to the securities administrator,

         o    oversight of all servicing activity,

         o providing certain notices and other responsibilities as detailed in the pooling and servicing agreement.

         The master servicer may, from time to time, outsource certain of its master servicing functions, although any such outsourcing will not relieve the master servicer of any of its responsibilities or liabilities under the pooling and servicing agreement.

         For a general description of the master servicer and its activities, see "-- The Master Servicer" below. For a general description of material terms relating to the master servicer's removal or replacement, see "Description of the Certificates--Rights Upon Event of Default" in the prospectus.

         Wells Fargo Bank will serve as initial securities administrator. The responsibilities of Wells Fargo Bank, as securities administrator, include:

         o    calculating remittance amounts to certificateholders,

         o    making distributions to certificateholders,

         o    investor and tax reporting,

         o providing certain notices and other responsibilities as detailed in the pooling and servicing agreement.

         Servicer Responsibilities

         Servicers are generally responsible for the following duties:

         o    communicating with borrowers;

         o    sending monthly remittance statements to borrowers;

         o    collecting payments from borrowers;

         o recommending a loss mitigation strategy for borrowers who have defaulted on their loans (i.e. repayment plan, modification, foreclosure, etc.);

         o accurate and timely accounting, reporting and remittance of the principal and interest portions of monthly installment payments to the Distribution Account, together with any other sums paid by borrowers that are required to be remitted;

         o accurate and timely accounting and administration of escrow and impound accounts, if applicable;

         o    paying escrows for borrowers, if applicable;

         o    calculating and reporting payoffs and liquidations;

         o    maintaining an individual file for each loan; and

         o maintaining primary mortgage insurance commitments or certificates if required, and filing any primary mortgage insurance claims.

         The information set forth in the following paragraph with respect to the master servicer has been provided by the master servicer.

THE MASTER SERVICER

         EMC will act as master servicer pursuant to the pooling and servicing agreement. EMC, a Delaware corporation, is a wholly owned subsidiary corporation of The Bear Stearns Companies Inc. and is an affiliate of the depositor and the underwriter. The principal office of the master servicer is located at 2780 Lake Vista Drive, Lewisville, Texas 75067.

         This is the one of the first transactions for which EMC is acting in the capacity of master servicer as described in this free writing prospectus. EMC has implemented policies and procedures to facilitate its master servicing business and has assembled a management team with years of experience and expertise in the residential mortgage servicing business. In addition, EMC has appointed personnel in other key management positions.

         The master servicer is responsible for the aggregation of monthly servicer reports and remittances and for the oversight of the performance of the servicers under the terms of their respective servicing agreements. In particular, the master servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers. The master servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain servicer events of default under the terms of any servicing agreement, the master servicer may be required to enforce certain remedies on behalf of the trust against such defaulting servicer.

         The information set forth in the following paragraphs with respect to each servicer has been provided by each such servicer, respectively.

THE SERVICERS

         The following table shows the percentage of the mortgage loans which are or will be serviced as of the closing date by each of the sponsor and Wells Fargo Bank, N.A., for each of the loan groups and sub-loan groups and in the aggregate. The remainder of the mortgage loans will be serviced by one or more servicers, none of which will service more than 10% of the mortgage loans in the mortgage pool or in any loan group or sub-loan group.


                                     SUB-LOAN    SUB-LOAN   SUB-LOAN               SUB-LOAN    SUB-LOAN    SUB-LOAN     TOTAL
NAME OF SERVICER          GROUP I    GROUP I-1   GROUP I-2  GROUP I-3   GROUP II   GROUP II-1  GROUP II-2  GROUP II-3
EMC                       59.70%      60.88%     54.92%      62.33%     30.34%      30.69%     38.67%      20.49%     42.76%
Wells Fargo Bank, N.A.    40.30%      39.11%     45.08%      37.67%     69.66%      69.31%     61.33%      79.51%     57.24%

         The information set forth in the following paragraphs with respect to EMC and Wells Fargo Bank, N.A., has been provided by EMC and Wells Fargo Bank, N.A., respectively.

EMC MORTGAGE CORPORATION

         EMC Mortgage Corporation ("EMC") will act as servicer under the pooling and servicing agreement for the percentage of mortgage loans set forth in the table above. For a further description of EMC, see "The Sponsor" in this free writing prospectus.

         The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans. EMC's portfolio consists primarily of two categories: (1) "performing loans," or performing investment-quality loans serviced for the sponsor's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and (2) "non-performing loans," or non-investment quality, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

         EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this section in the free writing prospectus.

         EMC has been servicing residential mortgage loans since 1990. From year end 2004 to September 30, 2006 the loan count of EMC's servicing portfolio grew by approximately 91.4% and the unpaid principal balance of EMC's servicing portfolio grew by approximately 140%.

         As of September 30, 2006, EMC was acting as servicer for approximately 259 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $66.8 billion.

         The following table describes size, composition and growth of EMC's total residential mortgage loan servicing portfolio as of the dates indicated.


                        AS OF DECEMBER 31, 2003                    AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------

                                              PERCENT   PERCENT                                     PERCENT   PERCENT
                                                BY        BY                                          BY        BY
               NO. OF                         NO. OF     DOLLAR     NO. OF                          NO. OF     DOLLAR
LOAN TYPE      LOANS     DOLLAR AMOUNT        LOANS      AMOUNT     LOANS       DOLLAR AMOUNT       LOANS      AMOUNT
----------------------------------------------------------------------------------------------------------------------
ALTA-A ARM...   2,439    $   653,967,868.93     1.40%      4.75%     19,498    $ 4,427,820,707.76      7.96%    15.94%
ALTA-A FIXED.  19,396    $ 3,651,416,056.79    11.14%     26.51%     25,539    $ 4,578,725,473.28     10.43%    16.48%
PRIME ARM....   7,978    $   868,798,347.46     4.58%      6.31%      8,311    $ 1,045,610,015.30      3.39%     3.76%
PRIME FIXED..  16,377    $ 1,601,411,491.35    39.40%     11.63%     14,560    $ 1,573,271,574.42      5.95%     5.66%
SECONDS......  25,290    $   690,059,168.80    14.52%      5.01%     39,486    $ 1,381,961,155.08     16.13%     4.98%
SUBPRIME.....  76,166    $ 5,058,932,125.93    43.73%     36.73%    114,436    $13,706,363,249.78    846.74%    49.34%
OTHER........  26,523    $ 1,249,014,372.71    15.23%      9.07%     23,010    $ 1,063,682,459.11      9.40%     3.83%
               -------------------------------------------------------------------------------------------------------
TOTAL........  174,169   $13,773,599,431.97   100.00%    100.00%    244,840    $27,777,434,634.73     100.00%  100.00%




                        AS OF DECEMBER 31, 2005                    AS OF SEPTEMBER 30, 2006
----------------------------------------------------------------------------------------------------------------------

                                              PERCENT   PERCENT                                     PERCENT   PERCENT
                                                BY        BY                                          BY        BY
               NO. OF                         NO. OF     DOLLAR     NO. OF                          NO. OF     DOLLAR
LOAN TYPE      LOANS     DOLLAR AMOUNT        LOANS      AMOUNT     LOANS       DOLLAR AMOUNT       LOANS      AMOUNT
----------------------------------------------------------------------------------------------------------------------
ALTA-A ARM..    57,510   $13,625,934,321.62    12.69%     23.00%     49,349    $12,808,629,725.9    10.53%      19.18%
ALTA-A FIXED.   17,680   $ 3,569,563,859.33    33.90%      6.03%     29,790    $ 5,963,962,331.86    6.36%       8.93%
PRIME ARM..      7,428   $ 1,010,068,678.92    21.64%      1.71%      6,580    $   892,567,395.07    1.40%       1.34%
PRIME FIXED.    15,975   $ 2,140,487,565.90    03.52%      3.61%     15,228    $ 2,175,294,849.14    3.25%       3.26%
SECONDS....    155,510   $ 7,164,515,426.20    34.31%     12.10%    163,821    $ 7,935,367,229.73    34.96%     11.88%
SUBPRIME...    142,890   $20,373,550,690.52    31.53%     34.40%    130,821    $18,898,856,704.61    27.91%     28.30%
OTHER......    56,216    $11,347,144,055.57    12.40%     19.16%     73,059    $18,107,974,659.14    15.59%     27.11%
               -------------------------------------------------------------------------------------------------------
TOTAL......    453,209   $59,231,264,598.06   100.00%    100.00%    468,648    $66,782,652,895.48   100.00%    100.00%


         There have been no appreciable changes to EMC's servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.

WELLS FARGO BANK

         Servicing Experience

         Wells Fargo Bank is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

         Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes First Lien Non-Conforming, Non-Subprime Loans; First Lien Subprime Loans; and Second Lien Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.005 trillion as of the end of 2005. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer) for First Lien Non-Conforming, Non-Subprime Loans; First Lien Subprime Loans; and Second Lien Loans:


                                AS OF AS OF AS OF
                           DECEMBER 31, 2003          DECEMBER 31, 2004             DECEMBER 31, 2005

                                    AGGREGATE                   AGGREGATE                      AGGREGATE
                                     UNPAID                      UNPAID                         UNPAID
                                    PRINCIPAL                   PRINCIPAL                      PRINCIPAL
                                   BALANCE OF                  BALANCE OF                      BALANCE OF
ASSET                   NO. OF         LOANS        NO. OF       LOANS             NO. OF        LOANS
TYPE                    LOANS                       LOANS                          LOANS
FIRST LIEN
NON-CONFORMING,
NON-SUBPRIME LOANS      472,694  $141,120,796,584   553,262  $171,086,652,776      635,091  $218,067,611,101

FIRST LIEN SUBPRIME
LOANS                    91,491   12,527,230,580    136,814  $19,729,933,615       174,704  $26,301,059,617

SECOND LIEN LOANS         *             *             *             *              *               *

     _____________________

       * Wells Fargo Bank does not have a material servicing portfolio of Second Lien Loans for the periods indicated.

         Servicing Procedures

         Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

         Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency, or in the case of subprime loans, on the 5th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

         When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

         Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

         Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis. In the case of second lien loans, Wells Fargo Bank performs a net present value analysis to determine whether to refer the second lien loan to foreclosure or to charge it off.

         If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

         Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.

COLLECTION AND OTHER SERVICING PROCEDURES

         The applicable servicers will use reasonable efforts to ensure that all payments required under the terms and provisions of the mortgage loans are collected, and will follow collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account, to the extent such procedures will be consistent with the servicing agreements.

         If a mortgaged property has been or is about to be conveyed by the mortgagor and the applicable servicer has knowledge thereof, the servicer will accelerate the maturity of the mortgage loan, to the extent permitted by the terms of the related mortgage note and applicable law. If it reasonably believes that the due-on-sale clause cannot be enforced under applicable law, or would otherwise potentially impair any recovery under a primary mortgage insurance policy, if applicable, the applicable servicer, in some cases with the prior consent of the trustee (not to be unreasonably withheld) may enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note and the mortgagor, to the extent permitted by applicable law, remains liable thereon. The servicers will retain any fee collected for entering into assumption agreements, as additional servicing compensation. In regard to circumstances in which the servicers may be unable to enforce due-on-sale clauses, we refer you to "Material Legal Aspects of the Loans -- Due-on-Sale Clauses in Mortgage Loans" in the prospectus. In connection with any such assumption, the interest rate borne by the related mortgage note may not be changed.

         The servicers will establish and maintain, in addition to the protected accounts described below under "--Protected Accounts and Master Servicer Collection Account," one or more servicing accounts in a depository institution the deposits of which are insured by the FDIC to the maximum extent permitted by law. The servicers will deposit and retain therein all collections from the mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the mortgagors as provided in the servicing agreements. Each servicing account and the investment of deposits therein shall comply with the requirements of the servicing agreements and shall meet the requirements of the rating agencies. Withdrawals of amounts from the servicing accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the servicer or the master servicer for any advances made with respect to such items, to refund to any mortgagors any sums as may be determined to be overages, to pay interest, if required, to mortgagors on balances in the servicing accounts, to pay earnings not required to be paid to mortgagors to the servicers, or to clear and terminate the servicing accounts at or at any time after the termination of the servicing agreements.

         The servicers will maintain errors and omissions insurance and fidelity bonds in certain specified amounts to the extent required under the related servicing agreements.

HAZARD INSURANCE

         The servicers will maintain and keep, or cause to be maintained and kept, with respect to each mortgage loan, in full force and effect for each mortgaged property a hazard insurance policy with extended coverage customary in the area where the mortgaged property is located in an amount equal to the amounts required in the servicing agreement, or in general equal to at least the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing such mortgage loan and containing a standard mortgagee clause;
but no less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Any amounts collected by the servicers under any such hazard insurance policy, other than amounts to be applied to the restoration or repair of the mortgaged property or amounts released to the mortgagor in accordance with normal servicing procedures, and other than amounts collected under any such policies that represent reimbursement of the applicable servicer's costs and expenses incurred in connection with presenting claims under the insurance policies relating to such mortgaged property, shall be deposited in a protected account. Any cost incurred in maintaining any such hazard insurance policy shall not be added to the amount owing under the mortgage loan for the purpose of calculating monthly distributions to certificateholders, notwithstanding that the terms of the mortgage loan so permit. Such costs shall be recoverable by the related servicer out of related late payments by the mortgagor or out of insurance proceeds or liquidation proceeds or any other amounts in the related protected account. The right of the servicer to reimbursement for such costs incurred will be prior to the right of the certificateholders to receive any related insurance proceeds or liquidation proceeds or any other amounts in the related protected account.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state law. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism and malicious mischief. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

         Hazard insurance policies covering properties similar to the mortgaged properties typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage generally at least 80% of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause provides that the insurer's liability in the event of partial loss does not exceed the greater of (i) the replacement cost of the improvements less physical depreciation, or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

         Since the amount of hazard insurance to be maintained on the improvements securing the mortgage loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, in the event of partial loss, hazard insurance proceeds may be insufficient to restore fully the damaged property.

         Where the property securing a mortgage loan is located at the time of origination in a federally designated flood area, the servicers will cause with respect to such mortgage loan flood insurance to the extent available and in accordance with industry practices to be maintained. Such flood insurance will generally be in an amount equal to the least of (i) the outstanding principal balance of the related mortgage loan (together with, in the case of a mortgage loan that is not a first priority lien, the outstanding principal balance of all related liens that are prior to that applicable lien of such mortgage loan),
(ii) either (a) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, or (b) the maximum insurable value of the improvements securing such mortgage loan, and
(iii) the maximum amount of such insurance available for the related mortgaged property under either the regular or emergency programs of the National Flood Insurance Program, assuming that the area in which such mortgaged property is located is participating in such program.

         The servicers, on behalf of the trustee and certificateholders, will present claims to the insurer under any applicable hazard insurance policy. As set forth above, all collections under such policies that are not applied to the restoration or repair of the related mortgaged property, or that are not released to the related mortgagor in accordance with normal servicing procedures or that do not represent reimbursement of the applicable servicer's costs and expenses incurred in connection with presenting claims under the insurance policies relating to such mortgaged property, are to be deposited in a protected account. The servicers are required to deposit in a protected account the amount of any deductible under a blanket hazard insurance policy, if applicable.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

         The servicers will take such action either as such servicer deems to be in the best interest of the trust, or as is consistent with accepted servicing practices or in accordance with established practices for other mortgage loans serviced by such servicer, as applicable with respect to defaulted mortgage loans and foreclose upon or otherwise comparably convert the ownership of properties securing defaulted mortgage loans as to which no satisfactory collection arrangements can be made. To the extent set forth in the servicing agreements, the servicers will service the property acquired by the trust through foreclosure or deed-in-lieu of foreclosure in accordance with procedures that the servicer employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions or Fannie Mae guidelines. The related servicer generally will not be required to expend its own moneys with respect to the restoration or to make servicing advances with respect to such mortgaged properties unless the servicer has determined that (i) such amounts would be recovered, and (ii) it believes such restoration will increase proceeds to the trust following the mortgaged property's eventual liquidation.

         Since insurance proceeds received in connection with a mortgage loan cannot exceed deficiency claims and certain expenses incurred by the servicers, no insurance payments will result in a recovery to certificateholders which exceeds the principal balance of the defaulted mortgage loan together with accrued interest thereon at its applicable net mortgage rate.

MASTER SERVICING COMPENSATION, SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The master servicer will be entitled to investment earnings on amounts in the Master Servicer Collection Account as master servicing compensation. The master servicer shall also be entitled to receive Excess Liquidation Proceeds as additional master servicing compensation. Additionally, the master servicer will be entitled to be reimbursed from the trust for its expenses, costs and liabilities incurred by or reimbursable to it pursuant to the pooling and servicing agreement. Each of the servicers will be entitled to receive a fee as compensation for its activities under the related servicing agreement equal to 1/12th of the applicable servicing fee rate multiplied by the stated principal balance of each mortgage loan serviced by such servicer as of the due date in the month preceding the month in which such distribution date occurs. The servicing fee rate for each mortgage loan will be set forth on the schedule to the pooling and servicing agreement and will range from 0.250% to 0.500% per annum and the weighted average net servicing fee, by stated principal balance as of the cut-off date is approximately 0.408% per annum, in the case of loan group I, and 0.326% per annum, in the case of loan group II. Interest shortfalls on the mortgage loans resulting from prepayments in any calendar month will be offset by the related servicer on the distribution date in the following calendar month to the extent of compensating interest payments as described herein.

         In addition to the primary compensation described above, the applicable servicer will retain all prepayment charges (other than those prepayment charges payable to the Class P Certificates) and penalties, if any, and any other ancillary servicing fees, including assumption fees, tax service fees, fees for statements of account payoff and late payment charges, all to the extent collected from mortgagors.

         The applicable servicer will pay all related expenses incurred in connection with its servicing responsibilities, subject to limited reimbursement as described herein.

PROTECTED ACCOUNTS AND THE MASTER SERVICER COLLECTION ACCOUNT

         The servicers will establish and maintain one or more custodial accounts (referred to herein as protected accounts) into which they will deposit daily or at such other time specified in the applicable servicing agreement all collections of principal and interest on any mortgage loans, including principal prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries, the repurchase price for any mortgage loans repurchased, and advances made from the servicer's own funds, less the applicable servicing fee. Each servicer will distribute these amounts to the master servicer on the applicable remittance date specified in its servicing agreement. All protected accounts and amounts at any time credited thereto shall comply with the requirements of the servicing agreements and shall meet the requirements of the rating agencies.

         EMC, as master servicer, will establish and maintain an account (the "Master Servicer Collection Account"), into which it will deposit the following amounts received from the servicers, as well as any advances made from the master servicer's own funds, less its expenses, as provided in the pooling and servicing agreement:

         (i) any amounts withdrawn from a protected account or other permitted account;

         (ii) any monthly advance and compensating interest payments from a servicer or, to the extent provided in the pooling and servicing agreement, from the master servicer;

         (iii) any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by the master servicer which were not deposited in a protected account or other permitted account;

         (iv) the repurchase price with respect to any mortgage loans repurchased;

         (v) any amounts required to be deposited with respect to losses on permitted investments; and

         (vi) any other amounts received by the master servicer or the securities administrator and required to be deposited in the Master Servicer Collection Account pursuant to the pooling and servicing agreement.

         The Master Servicer Collection Account and amounts at any time credited thereto will comply with the requirements of the pooling and servicing agreement and will meet the requirements of the rating agencies.

         On the business day prior to each distribution date, the master servicer will withdraw or cause to be withdrawn all amounts from the Master Servicer Collection Account, net of its master servicing fee, and will remit such net amounts to the paying agent for deposit in the Distribution Account.

DISTRIBUTION ACCOUNT

         The securities administrator, as paying agent, will establish and maintain in the name of the paying agent, for the benefit of the certificateholders, an account (the "Distribution Account"), into which on or before the business day prior to each distribution date it will deposit all amounts transferred to it by the master servicer from the Master Servicer Collection Account, all advances required to be made by the master servicer with respect to the mortgage loans and such distribution date, and all proceeds of any mortgage loans and REO properties transferred in connection with the optional termination of the trust. All amounts deposited to the Distribution Account shall be held in the name of the paying agent in trust for the benefit of the certificateholders in accordance with the terms and provisions of the pooling and servicing agreement. The amount at any time credited to the Distribution Account will generally be fully insured by the FDIC to the maximum coverage provided thereby or invested in the name of the paying agent in permitted investments specified in the pooling and servicing agreement or deposited in demand deposits with such depository institutions, on written instructions from the securities administrator. The paying agent will have sole discretion to determine the particular investments made so long as it complies with the investment terms under the pooling and servicing agreement.

         Any one or more of the following obligations or securities held in the name of the paying agent for the benefit of the certificateholders will be considered a permitted investment:

         (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

         (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each rating agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

         (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each rating agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

         (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the trustee, the master servicer and the securities administrator in their commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such rating agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by any rating agency, as evidenced in writing;

         (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by each rating agency, as evidenced in writing;

         (vi) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

         (vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each rating agency (except if the rating agency is Moody's, such rating will be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by each rating agency, as evidenced by a signed writing delivered by each rating agency;

         (viii) interests in any money market fund (including any such fund managed or advised by the trustee, the master servicer, the securities administrator or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each rating agency rating such fund, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each such rating agency, as evidenced in writing;

         (ix) short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the trustee, the master servicer or the securities administrator or any affiliate thereof) which on the date of acquisition has been rated by each rating agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing; and

         (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each rating agency and as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by any rating agency, as evidenced by a signed writing delivered by each rating agency;

         On each Distribution Date, the paying agent will withdraw funds from the Distribution Account and make distributions to the certificateholders in accordance with the provisions set forth under "Description of the Certificates--Distributions" in this free writing prospectus. The securities administrator will be entitled to any amounts earned on permitted investments in the Distribution Account. The trustee, the master servicer, the securities administrator, the paying agent and the custodian will also be entitled to be reimbursed from the trust for certain expenses, costs and liabilities incurred by and reimbursable to them pursuant to the pooling and servicing agreement, prior to the distribution of the available funds.

PREPAYMENT INTEREST SHORTFALLS AND COMPENSATING INTEREST

         When a borrower prepays all or a portion of a mortgage loan between due dates, the borrower pays interest on the amount prepaid only to the date of prepayment. Accordingly, an interest shortfall will result equal to the difference between the amount of interest collected and the amount of interest that would have been due absent such prepayment. We refer to this interest shortfall as a "Prepayment Interest Shortfall." In order to mitigate the effect of any such shortfall in interest distributions to holders of the offered certificates on any distribution date, generally, the amount of the servicing fee otherwise payable to the related servicer for such month shall, to the extent of such shortfall, be deposited by such servicer in its related protected account for remittance to the securities administrator. We refer to such deposited amounts as "Compensating Interest." Any such deposit by a servicer will be reflected in the distributions to holders of the offered certificates entitled thereto made on the distribution date on which the principal prepayment received would be distributed.

ADVANCES

         If the scheduled payment on a mortgage loan which was due on a related due date is delinquent other than as a result of application of the Relief Act or similar state laws, the applicable servicer will remit to the master servicer, within the number of days prior to the related distribution date set forth in the related servicing agreement, an amount equal to such delinquency, net of the related servicing fee, except to the extent the servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or from future payments on the mortgage loan for which such advance was made. Subject to the foregoing, such advances will be made by the servicers until the liquidation of the related mortgage loan property. Failure by any servicer to remit any required advance by the date specified in the pooling and servicing agreement or the related servicing agreement will obligate the master servicer, in its capacity as successor servicer (or another appointed successor servicer, in the case that EMC, in its capacity as a servicer, is the defaulting servicer) to advance such amounts to the extent provided in the pooling and servicing agreement. Any failure of the master servicer to make such advances would constitute an event of default as discussed under "Description of the Certificates--Events of Default" in this free writing prospectus. If EMC, as servicer or master servicer, was required to make an advance but failed to do so, the trustee will appoint a successor master servicer who will make such advance, or if it cannot find a successor master servicer the trustee as successor master servicer shall make such advance, except to the extent the trustee as successor master servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or from future payments on the mortgage loan for which such advance was made.

         All monthly advances will be reimbursable to the party making such monthly advance from late collections, Insurance Proceeds and Liquidation Proceeds from the mortgage loan as to which the unreimbursed monthly advance was made. In addition, any monthly advances previously made in respect of any mortgage loan that are deemed by the applicable servicer, subservicer or master servicer to be nonrecoverable from related late collections, Insurance Proceeds or Liquidation Proceeds may be reimbursed to such party out of any funds in the Distribution Account prior to the distributions on the Certificates.

MODIFICATIONS

         The servicers will use reasonable efforts to ensure that all payments required under the terms and provisions of the mortgage loans are collected, and shall follow collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account, to the extent such procedures shall be consistent with the pooling and servicing agreement or the related servicing agreement, as applicable.

         In instances in which a loan is in default, or if default is reasonably foreseeable, and if determined by the related servicer to be in the best interests of the related securityholders, the related servicer may engage, either directly or through subservicers, in a wide variety of loss mitigation practices including waivers, modifications, payment forbearances, partial forgiveness, entering into repayment schedule arrangements, and capitalization of arrearages rather than proceeding with foreclosure or repossession, if applicable. In making that determination, the estimated Realized Loss that might result if the loan were liquidated would be taken into account. Modifications may have the effect of, among other things, reducing the loan rate, forgiving payments of principal, interest or other amounts owed under the mortgage loan or contract, such as taxes or insurance premiums, extending the final maturity date of the loan, capitalizing delinquent interest and other amounts owed under the mortgage loan or contract, or any combination of these or other modifications. In addition, if the loan is not in default or if default is not reasonably foreseeable, each servicer may modify the loan only to the extent set forth in the related servicing agreement or the pooling and servicing agreement, as applicable; provided that, such

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modification will not result in the imposition of taxes on any REMIC or otherwise adversely affect the REMIC status of the trust. Any modified loan may remain in the related trust, and the reduction in collections resulting from a modification may result in reduced distributions of interest or principal on, or may extend the final maturity of, one or more classes of the related securities.

EVIDENCE AS TO COMPLIANCE

         The pooling and servicing agreement and each servicing agreement will provide that on or before a specified date in March of each year, beginning with the first year after the year in which the cut-off date occurs, each party responsible for the servicing function will provide to the master servicer, the securities administrator and the depositor a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(d) of Regulation AB (the "AB Servicing Criteria"). The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration. Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

         The pooling and servicing agreement and each servicing agreement will also provide that each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

         The pooling and servicing agreement and each servicing agreement will also provide for delivery to the master servicer, the depositor and the securities administrator on or before a specified date in March of each year a separate annual statement of compliance from each servicer to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the related servicing agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement will specify such failure and the nature and status thereof. One statement may be provided as a single form in order to make the required statements as to more than one servicing agreement.

         Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance, if not available on the securities administrator's website, may be obtained by certificateholders without charge upon written request to the securities administrator at the address of the securities administrator set forth above under "Description of the Certificates--The Securities Administrator". These items will be filed with the issuing entity's annual report on Form 10-K, to the extent required under Regulation AB.

CERTAIN MATTERS REGARDING THE PARTIES TO THE POOLING AND SERVICING AGREEMENT

         The pooling and servicing agreement will provide that the master servicer may not resign from its obligations and duties under the pooling and servicing agreement except (a) upon a determination that its duties thereunder are no longer permissible under applicable law or (b) upon compliance with the following requirements:

              o the master servicer has proposed a successor to the trustee and the trustee has consented thereto, such consent not to be withheld unreasonably;

              o the proposed successor is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and

              o the trustee has received written confirmation from each rating agency that the appointment of such successor will not cause that rating agency to reduce, qualify or withdraw its then-current ratings assigned to any class of offered certificates.

         No resignation by the master servicer will become effective until the trustee or a successor master servicer has assumed the master servicer's obligations and duties under the pooling and servicing agreement.

         In addition, the master servicer may be removed from its obligations and duties as set forth in the pooling and servicing agreement.

         The pooling and servicing agreement will further provide that none of the sponsor, the master servicer, the trustee, the securities administrator, the depositor, or any director, officer, employee, or agent of the master servicer, the trustee, the securities administrator, or the depositor will be under any liability to the trust fund or certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the pooling and servicing agreement, or for errors in judgment; provided, however, that none of the sponsor, the master servicer, the trustee, the securities administrator or the depositor, or any such person will be protected against any breach of its representations and warranties in the pooling and servicing agreement or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties pursuant to the pooling and servicing agreement or by reason of reckless disregard of obligations and duties pursuant to the pooling and servicing agreement. In addition, the pooling and servicing agreement will provide that the sponsor, the master servicer, the trustee, the securities administrator and the depositor and any director, officer, employee or agent of the sponsor, the master servicer, the trustee, the securities administrator and the depositor will be entitled to indemnification by the trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the pooling and servicing agreement or the certificates, other than any loss, liability or expense related to a specific mortgage loan or mortgage loans (except any loss, liability or expense that shall be otherwise reimbursable pursuant to the pooling and servicing agreement), any act or omission of the master servicer that is otherwise indemnified and reimbursable by the master servicer under the pooling and servicing agreement and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of such person's duties under the pooling and servicing agreement or by reason of reckless disregard of such person's obligations and duties under the pooling and servicing agreement.

         In addition, the pooling and servicing agreement will provide that none of the sponsor, the master servicer, the trustee, the securities administrator nor the depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the pooling and servicing agreement and which in its opinion may involve it in any expense or liability. The sponsor, the master servicer, the trustee, the securities administrator or the depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the pooling and servicing agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the trust fund, and such master servicer or the depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to certificateholders.

         Any person into which the master servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer is a party, or any person succeeding to the business of the master servicer, will be the successor of the master servicer under the pooling and servicing agreement, provided that such person is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and further provided that such merger, consolidation or succession does not adversely affect the then-current ratings of any class of offered certificates.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The trust will issue the certificates in two certificate groups (each, a "group") pursuant to the pooling and servicing agreement. The certificates consist of the classes of certificates reflected on the cover of this free writing prospectus, which we refer to as the "offered certificates," together with the Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5, Class II-B-6 Certificates, the Class P Certificates and the Class R Certificates, which we are not offering by this free writing prospectus. We sometimes refer to the classes with the letter "A" in their class name as the "Class A Certificates," and together with the Class I-X and Class I-PO Certificates, as the "senior certificates". We sometimes refer to the classes with the letter "B" in their class name as "Class B Certificates" or the "subordinate certificates."

         We sometimes refer to the Class I-A-2A and Class I-A-2B Certificates as "Class I-A-2 Certificates." We sometimes refer to the Class I-A-3A and Class I-A-3B Certificates as "Class I-A-3 Certificates." We sometimes refer to the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates as "Class I-A Certificates," and together with the Class I-X and Class I-PO Certificates, as "group I senior certificates." We sometimes refer to the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates as "Class I-B Certificates." We sometimes refer to the Class I-A, Class I-X, Class I-PO, Class I-B and Class I-P Certificates as "group I certificates."

         We sometimes refer to the Class II-1A-1 and Class II-1A-2 Certificates as "Class II-1A Certificates." We sometimes refer to the Class II-2A-1 and Class II-2A-2 Certificates as "Class II-2A Certificates." We sometimes refer to the Class II-3A-1 and Class II-3A-2 Certificates as "Class II-3A Certificates." We sometimes refer to the Class II-1A, Class II-2A and Class II-3A Certificates as "Class II-A Certificates" or "group II senior certificates." We sometimes refer to the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates as "Class II-B Certificates." We sometimes refer to the Class II-A, Class II-B and Class II-P Certificates as "group II certificates."

         We sometimes refer to the Class I-PO Certificates as "principal-only certificates."

         We sometimes refer to the Class I-X Certificates as "interest-only certificates."

         We sometimes refer to the Class I-P and Class II-P Certificates as "Class P Certificates."

         We sometimes refer to the Class R Certificates as the "residual certificates."

         The initial owner of the Class R Certificates is expected to be Bear, Stearns Securities Corp.

         The trust will issue the offered certificates in book-entry form as described below, in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof, except that one certificate of each class may be issued in the remainder of the class.

BOOK-ENTRY REGISTRATION

         The offered certificates will be issued in book-entry form. Persons acquiring beneficial ownership interests in the book-entry securities will hold their securities through The Depository Trust Company in the United States and through Clearstream, Luxembourg or the Euroclear System in Europe, if they are participants of any of such systems, or indirectly through organizations which are participants. The Depository Trust Company is referred to as "DTC." Clearstream, Luxembourg is referred to as

"Clearstream." The Euroclear System is referred to as "Euroclear." The book-entry securities will be issued in one or more certificates that equal the aggregate principal balance of the applicable class or classes of securities and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries that in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as the relevant depositary for Clearstream and JPMorgan Chase Bank, N.A. will act as the relevant depositary for Euroclear. Except as described below, no person acquiring a book-entry security will be entitled to receive a physical certificate representing such security. Unless and until physical securities are issued, it is anticipated that the only "securityholder" with respect to a book-entry security will be Cede & Co., as nominee of DTC. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

         An Owner's ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such book-entry security will be recorded on the records of DTC (or of a DTC participant that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate).

         Beneficial owners will receive all distributions allocable to principal and interest with respect to the book-entry securities from the paying agent through DTC and DTC participants. While the book-entry securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating, governing and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the securities. DTC is required to receive and transmit distributions allocable to principal and interest with respect to the securities. Participants and Financial Intermediaries with whom beneficial owners have accounts with respect to securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners. Accordingly, although beneficial owners will not possess physical certificates, the Rules provide a mechanism by which beneficial owners will receive distributions and will be able to transfer their beneficial ownership interests in the securities.

         Beneficial owners will not receive or be entitled to receive Definitive Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, beneficial owners who are not participants may transfer ownership of securities only through participants and Financial Intermediaries by instructing such participants and Financial Intermediaries to transfer beneficial ownership interests in the securities by book-entry transfer through DTC for the account of the purchasers of such securities, which account is maintained with their respective participants or Financial Intermediaries. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and Financial Intermediaries will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing beneficial owners.

         Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

         Transfers between DTC participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositaries.

         DTC is a New York-chartered limited purpose trust company that performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry securities, whether held for its own account or as a nominee for another person. In general, beneficial ownership of book-entry securities will be subject to the Rules as in effect from time to time.

         Clearstream has advised that it is incorporated under the laws of the Grand Duchy of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations or participants. Clearstream facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in account of Clearstream participants, eliminating the need for physical movement of securities. Clearstream provides to Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector (the "CSSF"). Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

         Distributions, to the extent received by the Relevant Depository for Clearstream, with respect to the securities held beneficially through Clearstream will be credited to cash accounts of Clearstream participants in accordance with its rules and procedures.

         Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for movement of physical securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear provides various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Euroclear Bank S.A./NV under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. Euroclear Bank S.A./NV conducts all operations. All Euroclear securities clearance accounts and Euroclear cash accounts are accounts with Euroclear Bank S.A./NV, not Euroclear Clearance Systems S.C. Euroclear Clearance Systems S.C. establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         Euroclear Bank S.A./NV has advised us that it is licensed by the Belgian Banking and Finance Commission to carry out banking activities on a global basis. As a Belgian bank, it is regulated and examined by the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with Euroclear Bank S.A./NV are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. These terms and conditions, operating procedures and laws govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. Euroclear Bank S.A./NV acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

         The paying agent will make distributions on the book-entry securities on each distribution date to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners that it represents.

         Under a book-entry format, beneficial owners may experience some delay in their receipt of payments, since the paying agent will forward such payments to Cede & Co. Distributions with respect to securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of DTC participants that in turn can only act on behalf of Financial Intermediaries, the ability of an Owner to pledge book-entry securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry securities, may be limited due to the lack of physical certificates for such book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of such securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

         Monthly and annual reports on the applicable trust fund will be provided to Cede & Co., as nominee of DTC, and Cede & Co may make such reports available to beneficial owners upon request, in accordance with the Rules, and to the DTC participants to whose DTC accounts the book-entry securities of such beneficial owners are credited directly or are credited indirectly through Financial Intermediaries.

         DTC has advised the paying agent and the certificate registrar that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry securities under the pooling and servicing agreement only at the direction of one or more DTC participants to whose DTC accounts the book-entry securities are credited, to the extent that such actions are taken on behalf of such participants whose holdings include such book-entry securities. Clearstream or Euroclear Bank S.A./NV, as the case may be, will take any other action permitted to be taken by a holder under the pooling and servicing agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some securities which conflict with actions taken with respect to other securities.

         Except with respect to the residual certificates, physical certificates representing a security will be issued to beneficial owners only upon the events specified in the pooling and servicing agreement. Such events may include the following:

              o DTC or the depositor advises the trustee and the certificate registrar in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Certificates, and that the depositor or the trustee is unable to locate a qualified successor, or

              o after the occurrence and continuation of an event of default, certificateholders representing more than 50% of the voting rights evidenced by each class of book entry certificates advise the trustee, certificate registrar and DTC through participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of such certificateholders.

         Upon the occurrence of any of the events specified in the pooling and servicing agreement, DTC will be required to notify all participants of the availability through DTC of physical certificates. Upon surrender by DTC of the certificates representing the securities and instruction for re-registration, the certificate registrar will issue the securities in the form of physical certificates, and thereafter the trustee, the securities administrator, the paying agent and the certificate registrar will recognize the holders of such physical certificates as securityholders. Thereafter, payments of principal of and interest on the securities will be made by the paying agent directly to securityholders in accordance with the procedures listed in this free writing prospectus and in the pooling and servicing agreement. The final distribution of any security (whether physical certificates or securities registered in the name of Cede & Co.), however, will be made only upon presentation and surrender of such securities on the final distribution date at such office or agency as is specified in the notice of final payment to securityholders.

         Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures to facilitate transfers of securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         None of the trust, the securities administrator, the certificate registrar, the paying agent or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or transfers thereof.

DISTRIBUTIONS

         General. On each distribution date, the paying agent will make distributions on the certificates to the persons in whose names such certificates are registered at the related record date.

         The paying agent will make distributions on each distribution date, in accordance with timely disbursement information from the securities administrator, by wire transfer in immediately available funds to the account of a certificateholder at a bank or other depository institution having appropriate wire transfer facilities as instructed by a certificateholder in writing in accordance with the pooling and servicing agreement. If no such instructions are given to the paying agent, then the paying agent will make such distributions by check mailed to the address of the person entitled thereto as it appears on the certificate register; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of such certificates at the offices of the certificate registrar designated for such purposes. As of the closing date, the certificate registrar designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Operations, BSABS 2007-SD1 for purposes of surrender, transfer and exchange. On each distribution date, a holder of a certificate will receive such holder's percentage interest of the amounts required to be distributed with respect to the applicable class of certificates. The percentage interest evidenced by a certificate will equal the percentage derived by dividing the denomination of such certificate by the aggregate denominations of all certificates of the applicable class.

DISTRIBUTIONS ON THE GROUP I CERTIFICATES

         On each distribution date, the paying agent will withdraw from the Distribution Account the Available Funds with respect to group I for such distribution date and apply such amount as follows:

         (A) On each distribution date, the Available Funds for sub-loan group I-1 will be distributed to the Class I-A-1 and Class I-PO Certificates as follows:

                 first, to the Class I-A-1 Certificates, the Accrued Certificate
             Interest on such class for such distribution date; provided, however, that Accrued Certificate Interest on the Class I-A-1 Certificates is subject to reduction in the event of certain Net Interest Shortfalls and the interest portion of Realized Losses on the sub-group I-1 mortgage loans allocable thereto, as described under "--Interest Distributions on the Group I Certificates" below in this free writing prospectus;

                 second, to the Class I-A-1 Certificates, any Accrued
             Certificate Interest thereon remaining undistributed from previous distribution dates, to the extent of remaining Available Funds for sub-loan groups I-1;

                 third, to the Class I-A-1 Certificates, in reduction of its respective Certificate Principal Balance, the Senior Optimal Principal Amount with respect to sub-loan group I-1 for such distribution date, to the extent of remaining Available Funds for sub-loan group I-1, until such Certificate Principal Balance has been reduced to zero;

                 fourth, to the Class I-PO Certificates, the Class I-PO
             Certificate Principal Distribution Amount for such distribution date, to the extent of remaining Available Funds for sub-loan group I-1, until the certificate principal balance thereof has been reduced to zero; and

                 fifth, to the Class I-PO Certificates, the Class I-PO
             Certificate Deferred Amount, to the extent of remaining Available Funds for sub-loan group I-1, provided, that (i) on any distribution date, distributions pursuant to this priority fifth shall not exceed the excess, if any, of (x) Available Funds for sub-loan group I-1 remaining after giving effect to distributions pursuant to priority first through fourth above over
             (y) the sum of the amount of Accrued Certificate Interest for such distribution date and Accrued Certificate Interest remaining undistributed from previous distribution dates on all classes of group I subordinate certificates then outstanding, (ii) such distributions shall not reduce the certificate principal balance of the Class I-PO Certificates and (iii) no distribution will be made in respect of the Class I-PO Certificate Deferred Amount on or after the Group I Cross-Over Date.

         (B) On each distribution date, the Available Funds for sub-loan group I-2 will be distributed to the Class I-A-2 Certificates as follows:

                 first, to each class of Class I-A-2 Certificates, the Accrued
             Certificate Interest on each such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each such class; provided, however, that Accrued Certificate Interest on the Class I-A-2 Certificates is subject to reduction in the event of certain Net Interest Shortfalls and the interest portion of Realized Losses on the sub-group I-2 mortgage loans allocable thereto, as described under "--Interest Distributions on the Group I Certificates" below in this free writing prospectus;

                 second, to each class of Class I-A-2 Certificates, any Accrued
             Certificate Interest thereon remaining undistributed from previous distribution dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such class to the extent of remaining Available Funds for sub-loan group I-2; and

                 third, to each class of Class I-A-2 Certificates, in reduction of their respective Certificate Principal Balances, the Senior Optimal Principal Amount with respect to sub-loan group I-2 for such distribution date, pro rata, based on their respective Certificate Principal Balances, to the extent of remaining Available Funds for sub-loan group I-2, until each such Certificate Principal Balance has been reduced to zero.

         (C) On each distribution date, the Available Funds for sub-loan group I-3 will be distributed to the Class I-A-3 and Class I-X Certificates as follows:

                 first, to the Class I-A-3A, Class I-A-3B and Class I-X
             Certificates, the Accrued Certificate Interest on each such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each such class; provided, however, that Accrued Certificate Interest on the Class I-A-3A, Class I-A-3B and Class I-X Certificates is subject to reduction in the event of certain Net Interest Shortfalls and the interest portion of Realized Losses on the sub-group I-3 mortgage loans allocable thereto, as described under "--Interest Distributions on the Group I Certificates" below in this free writing prospectus;

                 second, to the Class I-A-3A, Class I-A-3B and Class I-X
             Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such class, to the extent of remaining Available Funds for sub-loan group I-3; and

                 third, to the Class I-A-3A and Class I-A-3B Certificates, in reduction of their respective Certificate Principal Balances, the Senior Optimal Principal Amount with respect to sub-loan group I-3 for such distribution date, pro rata, based on their respective Certificate Principal Balances, to the extent of remaining Available Funds for sub-loan group I-3, until each such Certificate Principal Balance has been reduced to zero.

         (D) Except as provided in paragraphs (E) and (F) below, on each distribution date on or prior to the distribution date on which the Certificate Principal Balances of the group I subordinate certificates are reduced to zero, such date being referred to herein as the related Cross-Over Date, an amount equal to the remaining Available Funds for all sub-loan groups in Loan Group I after the distributions set forth in paragraphs (A) through (C) above, will be distributed, sequentially, to the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, in that order, in each case up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such distribution date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates, and
(c) such Class's Allocable Share for such distribution date, in each case, to the extent of the remaining Available Funds for loan group I.

         (E) On each distribution date prior to the related Cross-Over Date but after the reduction of the aggregate Certificate Principal Balance of the group I senior certificates (other than the Class I-X and Class I-PO Certificates) in any certificate group or groups to zero, the remaining certificate groups will be entitled to receive in reduction of their Certificate Principal Balances, pro rata, based upon the aggregate Certificate Principal Balance of the group I senior certificates in each certificate group immediately prior to such distribution date, in addition to any Principal Prepayments related to such remaining senior certificates' respective sub-loan group allocated to such group I senior certificates, 100% of the Principal Prepayments on any mortgage loan in the sub-loan group or groups relating to the fully paid certificate group or groups. Such amounts allocated to the group I senior certificates shall be treated as part of the Available Funds for the related sub-loan group and distributed as part of the related Senior Optimal Principal Amount in accordance with the priorities set forth in clause third in each of paragraphs (A) through
(C) above, in reduction of the Certificate Principal Balances thereof.

         (F) If on any distribution date on which the aggregate Certificate Principal Balance of the group I senior certificates (other than the Class I-X and Class I-PO Certificates) in a certificate group would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related sub-loan group and any group I subordinate certificates are still outstanding, in each case, after giving effect to distributions to be made on such distribution date,
(i) 100% of amounts otherwise allocable to the group I subordinate certificates in respect of principal will be distributed to such group I senior certificates in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such group I senior certificates is equal to the aggregate Stated Principal Balance of the mortgage loans in the related sub-loan group, and (ii) the Accrued Certificate Interest otherwise allocable to the group I subordinate certificates on such distribution date will be reduced and distributed to the related group I senior certificates (other than the Class I-PO Certificates), to the extent of any amount due and unpaid on such group I senior certificates, in an amount equal to the Accrued Certificate Interest for such distribution date on the excess of (x) the aggregate Certificate Principal Balance of such group I senior certificates over (y) the aggregate Stated Principal Balance of the mortgage loans in the related sub-loan group. Any such reduction in the Accrued Certificate Interest on the group I subordinate certificates will be allocated first to the group I subordinate certificates in reverse order of their respective numerical designations, commencing with the Class I-B-6 Certificates. If there exists more than one undercollateralized certificate group on a distribution date, amounts distributable to such undercollateralized certificate groups pursuant to this paragraph will be allocated among such undercollateralized certificate groups, pro rata, based upon the amount by which their respective aggregate Certificate Principal Balances exceed the aggregate Stated Principal Balance of the mortgage loans in their respective sub-loan groups.

         (G) If, after distributions have been made pursuant to priorities first and second of paragraphs (A) through (C) above on any distribution date, the remaining Available Funds for any sub-loan group in loan group I is less than the Senior Optimal Principal Amount for that sub-loan group plus, in the case of sub-loan group I-1, the Class I-PO Certificate Principal Distribution Amount, the Senior Optimal Principal Amount for that sub-loan group collectively, in the case of sub-loan group I-1, with the Class I-PO Certificate Principal Distribution Amount, shall be reduced by that amount, and the remaining Available Funds for that sub-loan group will be distributed as principal among the related classes of group I senior certificates (other than the Class I-X Certificates), pro rata, based on their respective Certificate Principal Balances. Notwithstanding any reduction in principal distributable to the Class I-PO Certificates pursuant to this paragraph, the principal balance of the Class I-PO Certificates shall be reduced not only by principal so distributed but also by the difference between (i) principal distributable to the Class I-PO Certificates in accordance with priority fourth of clause (A) above, and (ii) principal actually distributed to the Class I-PO Certificates after giving effect to this paragraph (such difference for the Class I-PO Certificates, the "Class I-PO Certificate Cash Shortfall"). The Class I-PO Certificate Cash Shortfall for the Class I-PO Certificates with respect to any distribution date will be added to the Class I-PO Certificate Deferred Amount.

         Payments made on a class of group I certificates with Available Funds from another sub-loan group in loan group I are a type of credit enhancement, which has the effect of providing limited cross-collateralization among the sub-loan groups in loan group I.

         On each distribution date, any Available Funds remaining after payment of interest and principal to the classes of group I certificates entitled thereto, as described above, will be distributed to the Class R Certificates; provided, that if on any distribution date there are any Available Funds for any sub-loan group in loan group I remaining after payment of principal and interest to the certificates entitled thereto, such amounts will be distributed to the other classes of group I senior certificates, pro rata, based upon their respective Certificate Principal Balances, until all amounts due to all classes of group I senior certificates have been paid in full, before any remaining Available Funds are distributed in accordance with this paragraph to the Class R Certificates. It is not anticipated that there will be any significant amounts remaining for such distribution.

         On each distribution date, all amounts representing prepayment charges in respect of the group I mortgage loans serviced by EMC received by the Trust during the related Prepayment Period will be withdrawn from the Distribution Account and shall not be available for distribution to the holders of the Group I Senior Certificates and the Group I Subordinate Certificates. Prepayment charges received by the Trust with respect to the mortgage loans serviced by EMC will be distributed to the Class I-P Certificates as set forth in the pooling and servicing agreement.

Interest Distributions on the Group I Certificates

         Holders of each class of group I senior certificates (other than the Class I-PO Certificates) will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on that class on each distribution date, to the extent of the Available Funds for the related sub-loan group for that distribution date, after reimbursement for certain advances to the master servicer and the servicer.

         Holders of each class of group I subordinate certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on that class on each distribution date, to the extent of the Available Funds remaining for all sub-loan groups in loan group I on that distribution date after distributions of interest and principal (in each case, as applicable) to the group I senior certificates, and reimbursements for certain advances to the master servicer and the servicer and distributions of interest and principal to any class of group I subordinate certificates having a higher payment priority.

         As described in the definition of "Accrued Certificate Interest," Accrued Certificate Interest on each class of group I certificates (other than the Class I-PO Certificates) is subject to reduction in the event of specified interest shortfalls allocable thereto and on the interest portion of Realized Losses on related mortgage loans allocable thereto.

         When a Principal Prepayment in full is made on a mortgage loan, the mortgagor is charged interest only for the period from the Due Date of the preceding monthly payment up to the date of the Principal Prepayment, instead of for a full month. When a partial Principal Prepayment is made on a mortgage loan, the mortgagor is not charged interest on the amount of the prepayment for the month in which the prepayment is made. Interest shortfalls resulting from such Principal Prepayments in full or in part are referred to herein as "Prepayment Interest Shortfalls".

         Any Prepayment Interest Shortfalls resulting from prepayments in full or prepayments in part made during the related Prepayment Period that are being distributed to the holders of the group I certificates on that distribution date will be offset by the servicer, but only to the extent that those Prepayment Interest Shortfalls do not exceed the aggregate of the Servicing Fee on the group I mortgage loans for the applicable distribution date. Any Prepayment Interest Shortfalls which are not covered by the servicer on any distribution date will not be reimbursed on any future distribution date. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in this free writing prospectus.

         Accrued Certificate Interest on the group I certificates may be further reduced on each distribution date by application of the Relief Act or similar state laws. The Relief Act and similar state laws limit, in certain circumstances, the interest rate required to be paid by a mortgagor in the military service to 6% per annum. Neither the servicer nor the master servicer are obligated to fund interest shortfalls resulting from the Relief Act or similar state laws.

         Prepayment Interest Shortfalls, to the extent not covered by the servicer from servicing compensation, together with interest shortfalls due to the application of the Relief Act or similar state laws, are collectively referred to herein as "Net Interest Shortfalls".

         Realized Losses on the group I mortgage loans will further reduce the Accrued Certificate Interest payable to the group I certificates on a distribution date; provided, however, that prior to the date on which the aggregate Certificate Principal Balances of the group I subordinate certificates have been reduced to zero, the interest portion of Realized Losses will be allocated sequentially to the group I subordinate certificates, beginning with the class of group I subordinate certificates with the lowest payment priority, and will not reduce the Accrued Certificate Interest on the applicable group I senior certificates. Once the aggregate Certificate Principal Balances of the group I subordinate certificates have been reduced to zero the interest portion of Realized Losses will be allocated to the group I senior certificates (other than the Class I-PO Certificates) related to the group I mortgage loans on which such Realized Losses occurred.

         If on any distribution date the Available Funds for any sub-loan group in loan group I is less than Accrued Certificate Interest on the related group I senior certificates for that distribution date, prior to reduction for Net Interest Shortfalls and the interest portion of Realized Losses on the related mortgage loans allocable thereto, the shortfall will be allocated among the holders of each class of related group I senior certificates (other than the Class I-PO Certificates) in proportion to the respective amounts of Accrued Certificate Interest for that distribution date that would have been allocated thereto in the absence of such Net Interest Shortfalls and/or Realized Losses for such distribution date. In addition, the amount of any such interest shortfalls with respect to the mortgage loans in the related sub-loan group will constitute unpaid Accrued Certificate Interest and will be distributable to holders of the related group I certificates entitled to such amounts on subsequent distribution dates, to the extent of the Available Funds for the related sub-loan group remaining after current interest distributions as described in this free writing prospectus. Any such amounts so carried forward will not bear interest. Any interest shortfalls will not be offset by a reduction in the servicing compensation of the servicer or otherwise, except to the limited extent described in the fourth preceding paragraph with respect to Prepayment Interest Shortfalls.

         As described in this free writing prospectus, the Accrued Certificate Interest allocable to each class of group I certificates is based on the Certificate Principal Balance or Notional Amount, as applicable, of that class of certificates. All distributions of interest on the group I certificates other than the Class I-PO Certificates and the residual certificates will be based on a 360-day year consisting of twelve 30-day months.

Principal Distributions on the Group I Senior Certificates

         Distributions in reduction of the Certificate Principal Balance of each class of Class I-A-1 and Class I-PO Certificates will be made on each distribution date pursuant to priority third, fourth and fifth of clause (A) under "--Distributions on the Group I Certificates." In accordance with such priority third, the Available Funds for sub-loan group I-1 remaining after the distribution of interest on the Class I-A-1 Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

         Distributions in reduction of the Certificate Principal Balance of each class of Class I-A-2 Certificates will be made on each distribution date pursuant to priority third of clause (B) under "--Distributions on the Group I Certificates." In accordance with such priority third, the Available Funds for sub-loan group I-2 remaining after the distribution of interest on each class of Class I-A-2 Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

         Distributions in reduction of the Certificate Principal Balance of each class of Class I-A-3 Certificates will be made on each distribution date pursuant to priority third of clause (C) under "--Distributions on the Group I Certificates." In accordance with such priority third, the Available Funds for sub-loan group I-3 remaining after the distribution of interest on each of the Class I-A-3 and Class I-X Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

         In addition, if on any distribution date the aggregate Certificate Principal Balance of any class or classes of group I senior certificates would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related sub-loan group amounts otherwise allocable to the Class I-B Certificates in respect of principal will be distributed to such class or classes of group I senior certificates in reduction of the Certificate Principal Balances thereof in accordance with paragraph (F) above under "--Distributions on the Group I Certificates."

         The definition of Senior Optimal Principal Amount allocates the entire amount of prepayments and certain other unscheduled recoveries of principal with respect to the mortgage loans in the related loan group based on the related Senior Prepayment Percentage, rather than the related Senior Percentage, which is the allocation concept used for scheduled payments of principal. While the related Senior Percentage allocates scheduled payments of principal between the group I senior certificates (other than the Class I-X and Class I-PO Certificates) of a related sub-loan group and the percentage interest of such sub-loan group evidenced by the group I subordinate certificates on a pro rata basis, the related Senior Prepayment Percentage allocates 100% of the unscheduled principal collections to the group I senior certificates (other than the Class I-X and Class I-PO Certificates) of the related sub-loan group on each distribution date for the first five years after the Closing Date with a reduced but still disproportionate percentage of unscheduled principal collections being allocated to such group I senior certificates of a sub-loan group over an additional five year period (subject to certain subordination levels being attained and certain loss and delinquency test being met). The disproportionate allocation of unscheduled principal collections will have the effect of accelerating the amortization of the group I senior certificates (other than the Class I-X and Class I-PO Certificates) while, in the absence of Realized Losses, increasing the respective percentage interest in the principal balance of the group I mortgage loans in each sub-loan group evidenced by the group I subordinate certificates. Increasing the respective percentage interest in a sub-loan group of the group I subordinate certificates relative to that of the group I senior certificates is intended to preserve the availability of the subordination provided by the group I subordinate certificates.

         The initial Senior Percentage for each certificate group in loan group I will be approximately 88.25%. For purposes of all principal distributions described above and for calculating the applicable Senior Optimal Principal Amount, Senior Percentage and Senior Prepayment Percentage, the applicable Certificate Principal Balance for any distribution date shall be determined before the allocation of losses on the group I mortgage loans in the mortgage pool to be made on such distribution date as described under "--Allocation of Losses; Subordination" below.

Principal Distributions on the Group I Subordinate Certificates

         All unscheduled principal collections on the group I mortgage loans not otherwise distributable to the group I senior certificates will be allocated on a pro rata basis among the class of Class I-B Certificates with the highest payment priority then outstanding and each other class of Class I-B Certificates for which certain loss levels established for such class in the pooling and servicing agreement have not been exceeded. The related loss level on any distribution date would be satisfied as to any Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates, respectively, only if the sum of the current percentage interests in the group I mortgage loans evidenced by such class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the group I mortgage loans evidenced by such class and each class, if any, subordinate thereto.

         As described above under "--Principal Distributions on the Group I Senior Certificates," unless the amount of subordination provided to the group I senior certificates by the group I subordinate certificates is twice the amount as of the Cut-off Date, and certain loss and delinquency tests are satisfied, on each distribution date during the first five years after the Closing Date, the entire amount of any prepayments and certain other unscheduled recoveries of principal with respect to the group I mortgage loans in a sub-loan group will be allocated to the Class I-A Certificates in the related sub-loan group, with such allocation to be subject to further reduction over an additional five year period thereafter, as described in this free writing prospectus.

         The initial Subordinate Percentages for each sub-loan group in loan group I will be approximately 11.75%.

         For purposes of all principal distributions described above and for calculating the applicable Subordinate Optimal Principal Amount, Subordinate Percentage and Subordinate Prepayment Percentage, the applicable Certificate Principal Balance for any distribution date shall be determined before the allocation of losses on the group I mortgage loans in the mortgage pool to be made on such distribution date as described under "--Allocation of Losses; Subordination" in this free writing prospectus.

DISTRIBUTIONS ON THE GROUP II CERTIFICATES

         On each distribution date, the paying agent will withdraw from the Distribution Account the Available Funds with respect to group II for such distribution date and apply such amount as follows:

         (A) On each distribution date, the Available Funds for sub-loan group II-1 will be distributed to the Class II-1A Certificates as follows:

                 first, to each class of Class II-1A Certificates, the Accrued
             Certificate Interest on each such class for such distribution date; pro rata, based on the Accrued Certificate Interest owed to each such class; provided, however, that Accrued Certificate Interest on the Class II-1A Certificates is subject to reduction in the event of certain Net Interest Shortfalls and the interest portion of Realized Losses on the sub-group II-1 mortgage loans allocable thereto, as described under "--Interest Distributions on the Group II Certificates" below in this free writing prospectus;

                 second, to each class of Class II-1A Certificates, any Accrued
             Certificate Interest thereon remaining undistributed from previous distribution dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such class, to the extent of remaining Available Funds for sub-loan group II-1; and

                 third, to each class of Class II-1A Certificates, in reduction of their respective Certificate Principal Balances, the Senior Optimal Principal Amount with respect to sub-loan group II-1 for such distribution date, pro rata, based on their respective Certificate Principal Balances, to the extent of remaining Available Funds for sub-loan group II-1, until each such Certificate Principal Balance has been reduced to zero.

         (B) On each distribution date, the Available Funds for sub-loan group II-2 will be distributed to the Class II-2A Certificates as follows:

                 first, to each class of Class II-2A Certificates, the Accrued
             Certificate Interest on each such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each such class; provided, however, that Accrued Certificate Interest on the Class II-2A Certificates is subject to reduction in the event of certain Net Interest Shortfalls and the interest portion of Realized Losses on the sub-group II-2 mortgage loans allocable thereto, as described under "--Interest Distributions on the Group II Certificates" below in this free writing prospectus;

                 second, to each class of Class II-2A Certificates, any Accrued
             Certificate Interest thereon remaining undistributed from previous distribution dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such class, to the extent of remaining Available Funds for sub-loan group II-2; and

                 third, to each class of Class II-2A Certificates, in reduction of their respective Certificate Principal Balances, the Senior Optimal Principal Amount with respect to sub-loan group II-2 for such distribution date, pro rata, based on their respective Certificate Principal Balances, to the extent of remaining Available Funds for sub-loan group II-2, until each such Certificate Principal Balance has been reduced to zero.

         (C) On each distribution date, the Available Funds for sub-loan group II-3 will be distributed to the Class II-3A Certificates as follows:

                 first, to each class of Class II-3A Certificates, the Accrued
             Certificate Interest on each such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each such class; provided, however, that Accrued Certificate Interest on the Class II-3A Certificates is subject to reduction in the event of certain Net Interest Shortfalls and the interest portion of Realized Losses on the sub-group II-3 mortgage loans allocable thereto, as described under "--Interest Distributions on the Group II Certificates" below in this free writing prospectus;

                 second, to each class of Class II-3A Certificates, any Accrued
             Certificate Interest thereon remaining undistributed from previous distribution dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such class, to the extent of remaining Available Funds for sub-loan group II-3; and

                 fourth, to each class of Class II-3A Certificates, in reduction of their respective Certificate Principal Balances, the Senior Optimal Principal Amount with respect to sub-loan group II-3 for such distribution date, pro rata, based on their respective Certificate Principal Balances, to the extent of remaining Available Funds for sub-loan group II-3, until each such Certificate Principal Balance has been reduced to zero.

         (D) Except as provided in paragraphs (E) and (F) below, on each distribution date on or prior to the distribution date on which the Certificate Principal Balances of the group II subordinate certificates are reduced to zero, such date being referred to herein as the related Cross-Over Date, an amount equal to the remaining Available Funds for all sub-loan groups in Loan Group II after the distributions set forth in paragraphs (A) through (C) above, will be distributed, sequentially, to the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, in that order, in each case up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such distribution date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates, and (c) such Class's Allocable Share for such distribution date, in each case, to the extent of the remaining Available Funds for loan group II.

         (E) On each distribution date prior to the related Cross-Over Date but after the reduction of the aggregate Certificate Principal Balance of the group II senior certificates in any certificate group or groups to zero, the remaining certificate groups will be entitled to receive in reduction of their Certificate Principal Balances, pro rata, based upon the aggregate Certificate Principal Balance of the group II senior certificates in each certificate group immediately prior to such distribution date, in addition to any Principal Prepayments related to such remaining senior certificates' respective sub-loan group allocated to such group II senior certificates, 100% of the Principal Prepayments on any mortgage loan in the sub-loan group or groups relating to the fully paid certificate group or groups. Such amounts allocated to the group II senior certificates shall be treated as part of the Available Funds for the related sub-loan group and distributed as part of the related Senior Optimal Principal Amount in accordance with the priorities set forth in clause third in each of paragraphs (A) and (B) above, and clause fourth in paragraph (C) above, in reduction of the Certificate Principal Balances thereof. Notwithstanding the foregoing, if (i) the weighted average of the related Subordinate Percentages on such distribution date equals or exceeds two times the initial weighted average of the related Subordinate Percentages and (ii) the aggregate Stated Principal Balance of the mortgage loans in all sub-loan groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last six months, as a percentage of the sum of the aggregate Certificate Principal Balance of the group II subordinate certificates does not exceed 100%, then the additional allocation of Principal Prepayments to the related group II senior certificates in accordance with this paragraph (E) will not be made and 100% of the Principal

Prepayments on any mortgage loan in the sub-loan group relating to the fully paid certificate group will be allocated to the group II subordinate certificates.

         (F) If on any distribution date on which the aggregate Certificate Principal Balance of the group II senior certificates in a certificate group would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related sub-loan group and any group II subordinate certificates are still outstanding, in each case, after giving effect to distributions to be made on such distribution date, (i) 100% of amounts otherwise allocable to the group II subordinate certificates in respect of principal will be distributed to such group II senior certificates in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such group II senior certificates is equal to the aggregate Stated Principal Balance of the mortgage loans in its related sub-loan group, and (ii) the Accrued Certificate Interest otherwise allocable to the group II subordinate certificates on such distribution date will be reduced and distributed to such group II senior certificates, to the extent of any amount due and unpaid on such group II senior certificates, in an amount equal to the Accrued Certificate Interest for such distribution date on the excess of (x) the aggregate Certificate Principal Balance of such group II senior certificates over (y) the aggregate Stated Principal Balance of the mortgage loans in the related sub-loan group. Any such reduction in the Accrued Certificate Interest on the group II subordinate certificates will be allocated first to the group II subordinate certificates in reverse order of their respective numerical designations, commencing with the Class II-B-6 Certificates. If there exists more than one undercollateralized certificate group on a distribution date, amounts distributable to such undercollateralized certificate groups pursuant to this paragraph will be allocated among such undercollateralized certificate groups, pro rata, based upon the amount by which their respective aggregate Certificate Principal Balances exceed the aggregate Stated Principal Balance of the mortgage loans in their respective sub-loan groups.

         (G) If, after distributions have been made pursuant to priorities first and second of paragraphs (A) and (B) above, and priorities first, second and third of paragraph (C) above, on any distribution date, the remaining Available Funds for any sub-loan group in loan group II is less than the Senior Optimal Principal Amount for that sub-loan group, the Senior Optimal Principal Amount for that sub-loan group shall be reduced by that amount, and the remaining Available Funds for that sub-loan group will be distributed as principal among the related classes of group II senior certificates, pro rata, based on their respective Certificate Principal Balances.

         Payments made on a class of group II certificates with Available Funds from another sub-loan group in loan group II are a type of credit enhancement, which has the effect of providing limited cross-collateralization among the sub-loan groups in loan group II.

         On each distribution date, any Available Funds remaining after payment of interest and principal to the classes of group II certificates entitled thereto, as described above, will be distributed to the Class R Certificates; provided, that if on any distribution date there are any Available Funds for any sub-loan group in loan group II remaining after payment of interest and principal to the certificates entitled thereto, such amounts will be distributed to the other classes of group II senior certificates, pro rata, based upon their respective Certificate Principal Balances, until all amounts due to all classes of group II senior certificates have been paid in full, before any remaining Available Funds are distributed in accordance with this paragraph to the Class R Certificates. It is not anticipated that there will be any significant amounts remaining for such distribution.

         On each distribution date, all amounts representing prepayment charges in respect of the group II mortgage loans serviced by EMC received by the Trust during the related Prepayment Period will be withdrawn from the Distribution Account and shall not be available for distribution to the holders of the Group II Senior Certificates and the Group II Subordinate Certificates. Prepayment charges received by the Trust with respect to the mortgage loans serviced by EMC will be distributed to the Class II-P Certificates as set forth in the pooling and servicing agreement.

Interest Distributions on the Group II Certificates

         Holders of each class of group II senior certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on that class on each distribution date, to the extent of the Available Funds for the related sub-loan group for that distribution date, after reimbursement for certain advances to the master servicer and the servicer.

         Holders of each class of group II subordinate certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on that class on each distribution date, to the extent of the Available Funds remaining for all sub-loan groups in loan group II on that distribution date after distributions of interest and principal to the group II senior certificates, reimbursements for certain advances to the master servicer and the servicer and distributions of interest and principal to any class of group II subordinate certificates having a higher payment priority.

         As described in the definition of "Accrued Certificate Interest," Accrued Certificate Interest on each class of group II certificates is subject to reduction in the event of specified interest shortfalls, or the interest portion of Realized Losses on related mortgage loans allocable thereto.

         When a Principal Prepayment in full is made on a mortgage loan, the mortgagor is charged interest only for the period from the Due Date of the preceding monthly payment up to the date of the Principal Prepayment, instead of for a full month. When a partial Principal Prepayment is made on a mortgage loan, the mortgagor is not charged interest on the amount of the prepayment for the month in which the prepayment is made. Interest shortfalls resulting from such Principal Prepayments in full or in part are referred to herein as "Prepayment Interest Shortfalls".

         Any Prepayment Interest Shortfalls resulting from prepayments in full or prepayments in part made during the related Prepayment Period that are being distributed to the holders of the group II certificates on that distribution date will be offset by the servicer, but only to the extent that those Prepayment Interest Shortfalls do not exceed the aggregate of the Servicing Fee on the group II mortgage loans for the applicable distribution date. Any Prepayment Interest Shortfalls which are not covered by the servicer on any distribution date will not be reimbursed on any future distribution date. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in this free writing prospectus.

         Accrued Certificate Interest on the group II certificates may be further reduced on each distribution date by application of the Relief Act or similar state laws. The Relief Act and similar state laws limit, in certain circumstances, the interest rate required to be paid by a mortgagor in the military service to 6% per annum. Neither the servicer nor the master servicer are obligated to fund interest shortfalls resulting from the Relief Act or similar state laws.

         Prepayment Interest Shortfalls, to the extent not covered by the servicer from servicing compensation, together with interest shortfalls due to the application of the Relief Act or similar state laws, are collectively referred to herein as "Net Interest Shortfalls".

         Realized Losses on the group II mortgage loans will further reduce the Accrued Certificate Interest payable to the group II certificates on a distribution date; provided, however, that prior to the date on which the aggregate Certificate Principal Balances of the group II subordinate certificates have been reduced to zero, the interest portion of Realized Losses will be allocated sequentially to the group II subordinate certificates, beginning with the class of group II subordinate certificates with the lowest payment priority, and will not reduce the Accrued Certificate Interest on the group II senior certificates. Once the aggregate Certificate Principal Balances of the group II subordinate certificates have been reduced to zero the interest portion of Realized Losses will be allocated to the group II senior certificates related to the group II mortgage loans on which such Realized Losses occurred.

         If on any distribution date the Available Funds for any sub-loan group in loan group II is less than Accrued Certificate Interest on the related group II senior certificates for that distribution date, prior to reduction for Net Interest Shortfalls and the interest portion of Realized Losses on the related mortgage loans allocable thereto, the shortfall will be allocated among the holders of each class of related group II senior certificates in proportion to the respective amounts of Accrued Certificate Interest for that distribution date that would have been allocated thereto in the absence of such Net Interest Shortfalls and/or Realized Losses for such distribution date. In addition, the amount of any such interest shortfalls with respect to the mortgage loans in the related sub-loan group will constitute unpaid Accrued Certificate Interest and will be distributable to holders of the related group II certificates entitled to such amounts on subsequent distribution dates, to the extent of the Available Funds for the related sub-loan group remaining after current interest distributions as described in this free writing prospectus. Any such amounts so carried forward will not bear interest. Any interest shortfalls will not be offset by a reduction in the servicing compensation of the servicer or otherwise, except to the limited extent described in the fourth preceding paragraph with respect to Prepayment Interest Shortfalls.

         As described in this free writing prospectus, the Accrued Certificate Interest allocable to each class of group II certificates is based on the Certificate Principal Balance or Notional Amount, as applicable, of that class of certificates. All distributions of interest on the group II certificates and the residual certificates will be based on a 360-day year consisting of twelve 30-day months.

Principal Distributions on the Group II Senior Certificates

         Distributions in reduction of the Certificate Principal Balance of each class of Class II-1A Certificates will be made on each distribution date pursuant to priority third of clause (A) under "--Distributions on the Group II Certificates." In accordance with such priority third, the Available Funds for sub-loan group II-1 remaining after the distribution of interest on each class of Class II-1A Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

         Distributions in reduction of the Certificate Principal Balance of each class of Class II-2A Certificates will be made on each distribution date pursuant to priority third of clause (B) under "--Distributions on the Group II Certificates." In accordance with such priority third, the Available Funds for sub-loan group II-2 remaining after the distribution of interest on each class of Class II-2A Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

         Distributions in reduction of the Certificate Principal Balance of each class of Class II-3A Certificates will be made on each distribution date pursuant to priority fourth above of clause (C) under "--Distributions on the Group II Certificates." In accordance with such priority fourth, the Available Funds for sub-loan group II-3 remaining after the distribution of interest on each class of Class II-3A Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

         In addition, if on any distribution date the aggregate Certificate Principal Balance of any class or classes of group II senior certificates would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related sub-loan group, amounts otherwise allocable to the Class II-B Certificates in respect of principal will be distributed to such class or classes of group II senior certificates in reduction of the Certificate Principal Balances thereof in accordance with paragraph (F) above under "--Distributions on the Group II Certificates."

         The definition of Senior Optimal Principal Amount allocates the entire amount of prepayments and certain other unscheduled recoveries of principal with respect to the mortgage loans in the related loan group based on the related Senior Prepayment Percentage, rather than the related Senior Percentage, which is the allocation concept used for scheduled payments of principal. While the related Senior Percentage allocates scheduled payments of principal between the group II senior certificates of a sub-loan group and the percentage interest of such sub-loan group evidenced by the group II subordinate certificates on a pro rata basis, the related Senior Prepayment Percentage allocates 100% of the unscheduled principal collections to the group II senior certificates of the related sub-loan group on each distribution date for the first seven years after the Closing Date with a reduced but still disproportionate percentage of unscheduled principal collections being allocated to such group II senior certificates of a sub-loan group over an additional five year period (subject to certain subordination levels being attained and certain loss and delinquency test being met); provided, however, that if on any distribution date the current weighted average of the Subordinate Percentages is equal to or greater than two times the weighted average of the initial Subordinate Percentages and certain loss and delinquency tests described in the related definition of Senior Prepayment Percentage are met, the Class II-B Certificates will receive, on or prior to the distribution date occurring in December 2009, 20% (and after the distribution date occurring in December 2009, 30%) of the related Subordinate Percentage of prepayments on the group II mortgage loans in the related sub-loan group during the related Prepayment Period; provided, further, that if on any distribution date the Senior Percentage for the related certificate group exceeds the related Senior Percentage as of the Cut-off Date, then all prepayments received on the group II mortgage loans in the related sub-loan group during the related Prepayment Period will be allocated to the Class II-A Certificates in such certificate group. The disproportionate allocation of unscheduled principal collections will have the effect of accelerating the amortization of the group II senior certificates while, in the absence of Realized Losses, increasing the respective percentage interest in the principal balance of the mortgage loans in each sub-loan group evidenced by the group II subordinate certificates. Increasing the respective percentage interest in a sub-loan group of the group II subordinate certificates relative to that of the group II senior certificates is intended to preserve the availability of the subordination provided by the group II subordinate certificates.

         The initial Senior Percentage for each certificate group in group II will be approximately 90.00%. For purposes of all principal distributions described above and for calculating the applicable Senior Optimal Principal Amount, Senior Percentage and Senior Prepayment Percentage, the applicable Certificate Principal Balance for any distribution date shall be determined before the allocation of losses on the group II mortgage loans in the mortgage pool to be made on such distribution date as described under "--Allocation of Losses; Subordination" below.

Principal Distributions on the Group II Subordinate Certificates

         All unscheduled principal collections on the group II mortgage loans not otherwise distributable to the group II senior certificates will be allocated on a pro rata basis among the class of Class II-B Certificates with the highest payment priority then outstanding and each other class of Class II-B Certificates for which certain loss levels established for such class in the pooling and servicing agreement have not been exceeded. The related loss level on any distribution date would be satisfied as to any Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, respectively, only if the sum of the current percentage interests in the group II mortgage loans evidenced by such class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the group II mortgage loans evidenced by such class and each class, if any, subordinate thereto.

         As described above under "--Principal Distributions on the Group II Senior Certificates," unless the amount of subordination provided to the group II senior certificates by the group II subordinate certificates is twice the amount as of the Cut-off Date, and certain loss and delinquency tests are satisfied, on each distribution date during the first seven years after the Closing Date, the entire amount of any prepayments and certain other unscheduled recoveries of principal with respect to the group II mortgage loans in a sub-loan group will be allocated to the Class II-A Certificates in the related certificate group, with such allocation to be subject to further reduction over an additional five year period thereafter, as described in this free writing prospectus.

         The initial Subordinate Percentages for each sub-loan group in group II will be approximately 10.00%.

         For purposes of all principal distributions described above and for calculating the applicable Subordinate Optimal Principal Amount, Subordinate Percentage and Subordinate Prepayment Percentage, the applicable Certificate Principal Balance for any distribution date shall be determined before the allocation of losses on the group II mortgage loans in the mortgage pool to be made on such distribution date as described under "--Allocation of Losses; Subordination" in this free writing prospectus.

TABLE OF FEES

         The following table indicates the fees to be paid from the cash flows from the mortgage loans and other assets of the trust fund, while the offered certificates are outstanding.

         All fees are expressed in basis points, at an annualized rate, applied to the outstanding aggregate principal balance of the mortgage loans.


                Item                                  Fee                                 Paid From
-------------------------------------- ----------------------------------- ----------------------------------------
Servicing Fee(1)                       0.250% - 0.500% per annum           Mortgage Loan Collections
Securities Administrator Fee(1)        0.015% per annum                    Mortgage Loan Collections

(1) The servicing fee and securities administrator fee are paid on a first priority basis from collections on the mortgage loans, prior to distributions to certificateholders.


         The fee of the trustee will be payable by the securities administrator pursuant to a side letter agreement signed by and between the trustee and the securities administrator.

ALLOCATION OF REALIZED LOSSES

         On any distribution date on which the aggregate Stated Principal Balance of the mortgage loans of a loan group is less than the aggregate certificate principal balance of the related certificates, the certificate principal balances of one or more classes of the certificates will be written down, up to the amount of such deficiency, in inverse order of priority, commencing with the Class I-B-6 Certificates, in the case of loan group I, and the Class II-B-6 Certificates, in the case of loan group II, until the certificate principal balance of each such class has been reduced to zero.

         All allocations of Realized Losses will be accomplished on a distribution date by reducing the certificate principal balance of the applicable classes of certificates by their appropriate shares of any such losses occurring during the related period set forth in the respective servicing agreement and, accordingly, will be taken into account in determining the distributions of principal and interest on the applicable certificates commencing on the following distribution date.

         If a servicer or the master servicer recovers any amount (including the release of surplus funds held to cover expenses) (net of reimbursable expenses) in respect of a liquidated mortgage loan after a realized loss has been allocated with respect thereto to one or more classes of certificates, such recovery, which we refer to in this free writing prospectus as a "Subsequent Recovery," will be distributed in accordance with the priorities described under "--Distributions" above. Additionally, the certificate principal balance of each class of certificates that has been reduced by the allocation of a realized loss will be increased, in order of seniority, by the amount of such Subsequent Recovery, but not in excess of the amount of any Realized Losses previously allocated to such class of certificates and not previously offset by Subsequent Recoveries. Holders of such certificates will not be entitled to any payment in respect of interest on the amount of such increases for an interest accrual period preceding the distribution date on which such increase occurs.

Allocation of Realized Losses on the Group I Certificates

         The applicable Non-PO Percentage of any Realized Losses on the group I mortgage loans will be allocated on any distribution date as follows: first, to the Class I-B-6 Certificates; second, to the Class I-B-5 Certificates; third, to the Class I-B-4 Certificates; fourth, to the Class I-B-3 Certificates; fifth, to the Class I-B-2 Certificates; and sixth, to the Class I-B-1 Certificates; in each case until the Certificate Principal Balance of such class has been reduced to zero. Thereafter, the applicable Non-PO Percentage of any Realized Losses with respect to sub-loan group I-1 will be allocated to the Class I-A-1 Certificates; the applicable Non-PO Percentage of any Realized Losses with respect to sub-loan group I-2 will be allocated, first, to the Class I-A-2B Certificates and second, to the Class I-A-2A Certificates; and the applicable Non-PO Percentage of any Realized Losses with respect to sub-loan group I-3 will be allocated, first, to the Class I-A-3B Certificates and second, to the Class I-A-3A Certificates; in each case until the Certificate Principal Balance of each such class has been reduced to zero.

         No reduction of the Certificate Principal Balance on a distribution date of any class of (i) group I subordinate certificates will be made on any distribution date on account of Realized Losses on the group I mortgage loans to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all group I certificates as of such distribution date, after giving effect to all distributions and prior allocations of Realized Losses on the group I mortgage loans on such date, to an amount less than the aggregate Stated Principal Balance of all of the group I mortgage loans as of the first day of the month of such distribution date and
(ii) group I senior certificates of a certificate group will be made on any distribution date on account of Realized Losses in the related sub-loan group to the extent that such reduction would have the effect of reducing the Certificate Principal Balance of such certificate group as of such distribution date to an amount less than the Stated Principal Balances of the group I mortgage loans in the related sub-loan group as of the related Due Date. The limitation described in clauses (i) and (ii) is referred to herein as the Loss Allocation Limitation.

         On any distribution date, the PO Percentage of any Realized Loss on a Discount Mortgage Loan in loan group I and any Class I-PO Certificate Cash Shortfall will be allocated to the Class I-PO Certificates until the certificate principal balance thereof is reduced to zero. The amount of any Realized Loss allocated to the Class I-PO Certificates on or before the Group I Cross-Over Date and any Class I-PO Certificate Cash Shortfall will be treated as a Class I-PO Certificate Deferred Amount. To the extent funds are available on the distribution date or on any future distribution date from amounts that would otherwise be allocable from group I Available Funds for the Subordinate Optimal Principal Amount, Class I-PO Certificate Deferred Amounts will be paid on the Class I-PO Certificates before distributions of principal on the group I subordinated certificates. Any distribution of group I Available Funds in respect of unpaid Class I-PO Certificate Deferred Amounts will not further reduce the certificate principal balance of the Class I-PO Certificates. The Class I-PO Certificate Deferred Amounts will not bear interest. The certificate principal balance of the class of group I subordinated certificates then outstanding with the lowest payment priority will be reduced by the amount of any payments in respect of Class I-PO Certificate Deferred Amounts. After the Group I Cross-Over Date, no new Class I-PO Certificate Deferred Amounts will be created.

Allocation of Realized Losses on the Group II Certificates

         The principal portion of Realized Losses on the group II mortgage loans will be allocated on any distribution date as follows: first, to the Class II-B-6 Certificates; second, to the Class II-B-5 Certificates; third, to the Class II-B-4 Certificates; fourth, to the Class II-B-3 Certificates; fifth, to the Class II-B-2 Certificates; and sixth, to the Class II-B-1 Certificates; in each case until the Certificate Principal Balance of such class has been reduced to zero. Thereafter, the principal portion of Realized Losses with respect to sub-loan group II-1 will be allocated, first, to the Class II-1A-2 Certificates and second, to the Class II-1A-1 Certificates; the principal portion of Realized Losses with respect to sub-loan group II-2 will be allocated, first, to the Class II-2A-2 Certificates and second, to the Class II-2A-1 Certificates; the principal portion of Realized Losses with respect to sub-loan group II-3 will be allocated, first, to the Class II-3A-2 Certificates, and second, to the Class II-3A-1 Certificates; in each case until the Certificate Principal Balance of such class has been reduced to zero.

         No reduction of the Certificate Principal Balance on a distribution date of any class of (i) group II subordinate certificates will be made on any distribution date on account of Realized Losses on the group II mortgage loans to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all group II certificates as of such distribution date, after giving effect to all distributions and prior allocations of Realized Losses on the group II mortgage loans on such date, to an amount less than the aggregate Stated Principal Balance of all of the group II mortgage loans as of the first day of the month of such distribution date and
(ii) group II senior certificates of a certificate group will be made on any distribution date on account of Realized Losses in the related sub-loan group to the extent that such reduction would have the effect of reducing the Certificate Principal Balance of such certificate group as of such distribution date to an amount less than the Stated Principal Balances of the group II mortgage loans in the related sub-loan group as of the related Due Date. The limitation described in clauses (i) and (ii) is referred to herein as the Loss Allocation Limitation.

PASS-THROUGH RATES

Group I Certificates

         The Class I-A-1, Class I-A-2A, Class I-A-2B, Class I-A-3A and Class I-A-3B Certificates will bear interest at a fixed pass-through rate per annum equal to 5.500%, 6.000%, 6.000%, 6.500% and 6.500%, respectively.

         The Class I-X Certificates will bear interest at a variable pass-through rate per annum equal to the excess, if any, of (a) the weighted average of the net mortgage rates of the sub-loan group I-3 mortgage loans having a net mortgage rate greater than or equal to 6.500%, over (b) 6.500%.

         Each class of Class I-B Certificates will bear interest at a variable pass-through rate per annum equal to the weighted average of the pass-through rates for each class of Class I-A Certificates, weighted in proportion to the excess of the aggregate stated principal balance of each related sub-loan group over the aggregate certificate principal balance of the senior certificates related to such sub-loan group.

Group II Certificates

         The Class II-1A-1 and Class II-1A-2 Certificates will bear interest at a variable pass-through rate per annum equal to the weighted average of the net mortgage rates of the sub-loan group II-1 mortgage loans.

         The Class II-2A-1 and Class II-2A-2 Certificates will bear interest at a variable pass-through rate per annum equal to the weighted average of the net mortgage rates of the sub-loan group II-2 mortgage loans.

         The Class II-3A-1 and Class II-3A-2 Certificates will bear interest at a variable pass-through rate per annum equal to the weighted average of the net mortgage rates of the sub-loan group II-3 mortgage loans.

         Each class of Class II-B Certificates will bear interest at a variable pass-through rate per annum equal to a variable pass-through rate equal to the weighted average of the weighted average of the net mortgage rates of the mortgage loans in each sub-loan group in loan group II, weighted in proportion to the excess of the aggregate stated principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates related to such sub-loan group.

         The "net mortgage rate" is equal to the applicable interest rate borne by the mortgage loan less the securities administrator fee and the related servicing fee.

REPORTS TO CERTIFICATEHOLDERS

         On each distribution date, the securities administrator will make available to each certificateholder, the master servicer, each servicer, the trustee and the depositor a statement generally setting forth, among other information:

                  1. the applicable accrual periods for calculating distributions and general distribution dates;

                  2. total cash flows received and the general sources thereof;

                  3. the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

                  4. the amount of the distribution to holders of the offered certificates (by class) allocable to principal, separately identifying
         (A) the aggregate amount of any principal prepayments included therein, and (B) the aggregate of all scheduled payments of principal included therein;

                  5. the Certificate Principal Balance of the offered certificates before and after giving effect to the distribution of principal and allocation of the applicable Realized Losses on such distribution date;

                  6. the number and Stated Principal Balance of all the mortgage loans for the following distribution date;

                  7. the Pass-Through Rate for each class of offered certificates for such distribution date;

                  8. the aggregate amount of advances included in the distributions on the distribution date (including the general purpose of such advances);

                  9. the number and aggregate principal balance of any mortgage loans that were (a) delinquent (exclusive of mortgage loans in foreclosure and any mortgage loans liquidated during the preceding calendar month) under the method of calculation specified in the pooling and servicing agreement, (1) one scheduled payment , (2) two scheduled payments, and (3) three or more scheduled payments, and (b) for which foreclosure proceedings have been commenced; in each case, as of the end of preceding calendar month;

                  10. with respect to any mortgage loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such mortgage loan as of the end of the preceding calendar month;

                  11. the total number and principal balance of any real estate owned, or REO, properties as of the end of the preceding calendar month;

                  12. the cumulative Realized Losses through the end of the related period set forth in the respective servicing agreement;

                  13. the six-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Stated Principal Balances of all of the mortgage loans; and

                  14. unless otherwise previously reported on Form 10-D, material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have become material over time.

         The securities administrator will make the monthly statement and, at its option, any additional files containing the same information in an alternative format, available each month to certificateholders via the securities administrator's internet website. The securities administrator's internet website shall initially be located at "www.ctslink.com." Assistance in using the securities administrator's website service can be obtained by calling the securities administrator's customer service desk at (301) 815-6600.

         Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the securities administrator's customer service desk and indicating such. The securities administrator may change the way monthly statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

         The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports filed or furnished with respect to the trust pursuant to section 13(a) or 15(d) of the Exchange Act will be made available on the website of the securities administrator (if filed by it) as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

AMENDMENT

         The pooling and servicing agreement may be amended by the depositor, EMC, as sponsor and master servicer, the securities administrator and the trustee, without the consent of certificateholders,

              o    to cure any ambiguity,

              o to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein,

              o to conform the terms of the pooling and servicing agreement to those of this free writing prospectus or

              o to make any other revisions with respect to matters or questions arising under the pooling and servicing agreement which are not inconsistent with the provisions thereof,

provided that such action will not adversely affect in any material respect the interests of any certificateholder. An amendment will be deemed not to adversely affect in any material respect the interests of the certificateholders if the person requesting such amendment obtains a letter from each rating agency stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to any class of certificates. The pooling and servicing agreement may also be amended without the consent any of the certificateholders, to change the manner in which the Distribution Account, the Master Servicer Collection Account or EMC's protected account is maintained, provided that any such change does not adversely affect the then current rating on any class of certificates. In addition, the pooling and servicing agreement may be amended without the consent of certificateholders to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the trust fund's REMIC elections, provided that the trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification.

         In addition, the pooling and servicing agreement may be amended by the depositor, EMC, as sponsor and master servicer, the securities administrator and the trustee with the consent of the holders of a majority in interest of each class of certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the certificateholders; provided, however, that no such amendment may

                  (a) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of such certificate;

                  (b) cause any trust REMIC to fail to qualify as a REMIC for federal tax purposes;

                  (c) reduce the aforesaid percentage of aggregate outstanding certificate principal balance of certificates of each class, the holders of which are required to consent to any such amendment, without the consent of the holders of all certificates of such class.

         The trustee will not be entitled to consent to any amendment to the pooling and servicing agreement without having first received an opinion of counsel to the effect that such amendment is permitted under the terms of the pooling and servicing agreement and will not cause the trust fund's REMIC elections to fail to qualify.

VOTING RIGHTS

         As of any date of determination,

              o holders of the group I and group II certificates (other than the interest-only certificates) will be allocated 98% of all voting rights, allocated among such certificates in proportion to their respective outstanding certificate principal balances; and

              o holders of the Class I-X Certificates and Class R Certificates will each be allocated 1% of all voting rights.

         Voting rights will be allocated among the certificates of each such class in accordance with their respective percentage interests.

OPTIONAL TERMINATION

         The depositor will have the right to purchase all remaining mortgage loans and REO properties of a loan group, and thereby effect early retirement of all the certificates of the related loan group, on and after the first distribution date on which the stated principal balance of the related mortgage loans and REO properties at the time of repurchase is less than or equal to 10% of the cut-off date stated principal balance of the mortgage loans in the related loan group. We refer to the first such date as the "optional termination date." In the event that the depositor exercises either such option, it will effect such repurchase of the applicable loan group at a price equal to the sum of

              o 100% of the stated principal balance of each mortgage loan of the related loan group plus accrued interest thereon at the applicable mortgage rate,

              o the appraised value of any related REO property, up to the stated principal balance of the related mortgage loan, and

              o any unreimbursed out-of-pocket costs and expenses of the trustee, any related servicer, the master servicer, the securities administrator or the custodian and any unreimbursed advances previously incurred by the related servicer or the master servicer, as the case may be, in the performance of their respective servicing and master servicing obligations, in each case with respect to the related loan group.

Proceeds from such purchase will be distributed to the related certificate-holders in the priority described above in "Description of the Certificates-- Distributions." The proceeds from any such distribution may not be sufficient to distribute the full amount to which each related class of certificates is entitled if the purchase price is based in part on the appraised value of any REO property and such appraised value is less than the stated principal balance of the related mortgage loan.

OPTIONAL PURCHASE OF DEFAULTED LOANS

         As to any mortgage loan which as of the first business day of a fiscal quarter is delinquent in payment by 91 days or more, EMC Mortgage Corporation may, at its option, purchase such mortgage loan at a price equal to 100% of the stated principal balance thereof plus accrued interest thereon at the applicable mortgage rate, from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which such amount is to be distributed, plus any costs and damages incurred by the trust in connection with any violation by such mortgage loan of any predatory lending or abusive lending law, reduced by any portion of the servicing fee, servicing advances and other advances payable to the purchaser of such mortgage loan; provided that such mortgage loan is still delinquent in payment by 91 days or more as of the date of such purchase and provided further, that this limited purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of such fiscal quarter. Such option, if not exercised, shall not thereafter be reinstated as to any such mortgage loan unless the delinquency is cured and the mortgage loan thereafter again becomes delinquent in payment 91 days or more. In that event, the option shall again become exercisable on the first date of the subsequent fiscal quarter.

         For purposes of the foregoing paragraph, "fiscal quarter" for any year means December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

EVENTS OF DEFAULT

         Events of default under the pooling and servicing agreement include:

              o any failure by the master servicer to deposit in the Master Servicer Collection Account the required amounts or any failure by the master servicer to remit to the paying agent any payment, including an advance required to be made under the terms of the pooling and servicing agreement, which continues unremedied for one business day after written notice of such failure shall have been given to the master servicer, by the trustee, the securities administrator or the depositor, or to the master servicer, the securities administrator and the trustee by the holders of certificates evidencing not less than 25% of the voting rights evidenced by the certificates;

              o any failure by the master servicer to observe or perform in any material respect any other of its covenants or agreements, or any breach of a representation or warranty made by the master servicer in the pooling and servicing agreement, which continues unremedied generally for 60 days after the giving of written notice of such failure to the master servicer, by the trustee, the securities administrator or the depositor, or to the master servicer, the securities administrator and the trustee by the holders of certificates evidencing not less than 25% of the voting rights evidenced by the certificates; or

              o insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

RIGHTS UPON EVENT OF DEFAULT

         So long as an event of default under the pooling and servicing agreement remains unremedied, the trustee shall, but only upon the receipt of written instructions from the holders of certificates having not less than 25% of the voting rights evidenced by the certificates, terminate all of the rights and obligations of the master servicer under the pooling and servicing agreement and in and to the mortgage loans, whereupon EMC Mortgage Corporation will succeed, after a transition period not exceeding 90 days, to all of the responsibilities and duties of the master servicer under the pooling and servicing agreement, including the limited obligation to make advances.

         No assurance can be given that termination of the rights and obligations of the master servicer or any servicer under the pooling and servicing agreement, would not adversely affect the servicing of the mortgage loans, including the delinquency experience of the mortgage loans. The costs and expenses of the trustee and the successor master servicer or successor servicer in connection with the termination of the master servicer or any servicer, appointment of a successor master servicer or successor servicer and the transfer of servicing, to the extent not paid by the terminated master servicer or servicer, will be paid by the trust fund.

         No certificateholder, solely by virtue of such holder's status as a certificateholder, will have any right under the pooling and servicing agreement to institute any proceeding with respect thereto, unless such holder previously has given to the trustee written notice of the continuation of an event of default and unless the holders of certificates having not less than 25% of the voting rights evidenced by the certificates have made written request to the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity and the trustee for 60 days has neglected or refused to institute any such proceeding.

THE CUSTODIAN

         Wells Fargo Bank will act as custodian of the mortgage loans pursuant to the custodial agreement. The custodian is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the trustee and the holders of the certificates. The custodian will maintain each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. The custodian has been engaged in the mortgage document custody business for more than 25 years. The custodian maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. As of June 30, 2006, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files. For a general description of Wells Fargo Bank, see the description herein under "Description of the Certificates--The Securities Administrator" in this free writing prospectus.

         Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the sponsor or an affiliate of the sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

THE TRUSTEE

         The trustee is Citibank, N.A., a national banking association and wholly owned subsidiary of Citigroup Inc., a Delaware corporation. Citibank, N.A. performs as trustee through the Agency and Trust line of business, which is part of the Global Transaction Services division. Citibank, N.A. has primary corporate trust offices located in both New York and London. Citibank, N.A. is a leading provider of corporate trust services offering a full range of agency, fiduciary, tender and exchange, depositary and escrow services. As of the end of the fourth quarter of 2006, Citibank's Agency & Trust group manages in excess of $3.8 trillion in fixed income and equity investments on behalf of approximately 2,500 corporations worldwide. Since 1987, Citibank Agency & Trust has provided trustee services for asset-backed securities containing pool assets consisting of airplane leases, auto loans and leases, boat loans, commercial loans, commodities, credit cards, durable goods, equipment leases, foreign securities, funding agreement backed note programs, truck loans, utilities, student loans and commercial and residential mortgages. As of the end of the fourth quarter of 2006, Citibank, N.A. acts as trustee and/or paying agent for approximately 329 various residential mortgage-backed transactions.

         If an event of default has not occurred (or has occurred but is no longer continuing) under the pooling and servicing agreement, then the trustee will perform only such duties as are specifically set forth in the pooling and servicing agreement as being the duties to be performed by the trustee prior to the occurrence (or following the discontinuance) of an event of default thereunder. If an event of default occurs and is continuing under the pooling and servicing agreement, the trustee is required to exercise such of the rights and powers vested in it by the pooling and servicing agreement, such as (upon the occurrence and during the continuance of certain events of default) either acting as the master servicer or appointing a successor master servicer, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. Subject to certain qualifications specified in the pooling and servicing agreement, the trustee will be liable for its own negligent action, its own negligent failure to act and its own willful misconduct.

         The trustee's duties and responsibilities under the pooling and servicing agreement include, upon receipt of resolutions, certificates and reports which are specifically required to be furnished to it pursuant to the pooling and servicing agreement, examining them to determine whether they are in the form required by the pooling and servicing agreement, providing to the securities administrator notices of the occurrence of certain events of default under the pooling and servicing agreement, appointing a successor master servicer, and effecting any optional termination of the trust.

         The fee of the trustee will be payable by the securities administrator out of funds received by it in respect of the securities administrator fee. The pooling and servicing agreement will provide that the trustee and any director, officer, employee or agent of the trustee will be entitled to recover from the distribution account all reasonable out-of pocket expenses, disbursements and advances of the trustee in connection with any event of default, any breach of the pooling and servicing agreement, any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the trustee in the administration of the trust created pursuant to the pooling and servicing agreement (including the reasonable compensation and disbursements of its counsel) or otherwise incurred by the trustee in so servicing pursuant to the pooling and servicing agreement, other than any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

         The trustee may resign at any time upon prior written notice, in which event the depositor will be obligated to appoint a successor trustee. The depositor may also remove the trustee if the trustee ceases to be eligible to continue as trustee under the pooling and servicing agreement and fails to resign after written request therefor by the depositor or if the trustee becomes insolvent. Upon becoming aware of those circumstances, the depositor or the master servicer may appoint a successor trustee. The trustee may also be removed at any time by the holders of certificates evidencing more than 50% of the aggregate voting rights in the related trust. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee as set forth in the pooling and servicing agreement.

         On and after the time the master servicer receives a notice of termination pursuant to the pooling and servicing agreement, the trustee shall automatically become the successor to the master servicer with respect to the transactions set forth or provided for in the pooling and servicing agreement and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the master servicer by the terms and provisions of the pooling and servicing agreement; provided, however, that the trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the master servicer at or prior to the time of termination. Effective on the date of such notice of termination, as compensation therefor, the trustee shall be entitled to all compensation and reimbursement of expenses that the master servicer would have been entitled to if it had continued to act pursuant to the pooling and servicing agreement except for those amounts due the master servicer as reimbursement permitted under the pooling and servicing agreement for advances previously made or expenses previously incurred. Notwithstanding the foregoing, the trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making advances or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the certificates by each rating agency as the successor to the master servicer pursuant to the pooling and servicing agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the master servicer pursuant to the pooling and servicing agreement. Any successor master servicer shall be an established housing and home finance institution which is a Fannie Mae or Freddie Mac-approved servicer, and with respect to a successor to the master servicer only, having a net worth of not less than $15,000,000; provided, that the trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Certificates will not be lowered as a result of the selection of the successor to the master servicer. If the trustee assumes the duties and responsibilities of the master servicer, the trustee shall not resign as master servicer until a successor master servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the master servicer under the pooling and servicing agreement, the trustee, unless the trustee is prohibited by law from so acting, shall act in such capacity as provided in the pooling and servicing agreement. In connection with such appointment and assumption, the trustee may make such arrangements for the compensation of such successor out of payments on mortgage loans or otherwise as it and such successor shall agree; provided that such compensation shall not be in excess of that which the master servicer would have been entitled to if the master servicer had continued to act under the pooling and servicing agreement. The trustee and such successor shall take such action, consistent with the pooling and servicing agreement, as shall be necessary to effectuate any such succession.

         The costs and expenses of the trustee in connection with the termination of the master servicer, appointment of a successor master servicer to the extent not paid by the terminated master servicer, will be payable to the trustee from the Distribution Account. Any successor to the master servicer as successor servicer under any subservicing agreement shall give notice to the applicable mortgagors of such change of servicer and will, during the term of its service as successor servicer, maintain in force the policy or policies that the master servicer is required to maintain pursuant to the pooling and servicing agreement.

         If the trustee will succeed to any duties of the master servicer respecting the mortgage loans as provided herein, it will do so in a separate capacity and not in its capacity as trustee and, accordingly, the provisions of the pooling and servicing agreement concerning the trustee's duties will be inapplicable to the trustee in its duties as the successor to the master servicer in the servicing of the mortgage loans (although such provisions will continue to apply to the trustee in its capacity as trustee); the provisions of the pooling and servicing agreement relating to the master servicer, however, will apply to the trustee in its capacity as successor master servicer.

         Upon any termination or appointment of a successor to the master servicer, the trustee will give prompt written notice thereof to the securities administrator, the Rating Agencies and the certificateholders of record.

         In addition to having express duties under the pooling and servicing agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the pooling and servicing agreement is governed by New York law, certain New York state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the pooling and servicing agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The pooling and servicing agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

THE SECURITIES ADMINISTRATOR

         Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $482 billion in assets, 23 million customers and 153,000+ employees as of December 31, 2005, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The depositor, the sponsor and the servicers may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

         Under the terms of the pooling and servicing agreement, Wells Fargo Bank is responsible for securities administration, which includes pool-performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the Trust and the preparation of monthly reports on Form 10-D, current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing Trust. Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. As of June 30, 2006, Wells Fargo Bank was acting as securities administrator with respect to more than $894,773,136,436 of outstanding residential mortgage-backed securities.

         The securities administrator shall serve as certificate registrar and paying agent. The securities administrator's office for notices under the pooling and servicing agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

         The securities administrator will be entitled to receive a monthly securities administrator fee on each distribution date equal to 1/12th of 0.015% per annum of the aggregate principal balance of the mortgage loans in the related loan group as of the first day of the month immediately preceding such distribution date. The securities administrator will also be entitled to investment earnings on amounts in the Distribution Account as additional securities administrator compensation. The pooling and servicing agreement will provide that the securities administrator and any director, officer, employee or agent of the securities administrator will be entitled to recover from the distribution account all reasonable out-of pocket expenses, disbursements and advances of the securities administrator, in connection with any event of default, any breach of the pooling and servicing agreement or any claim or legal action (including any pending or threatened claim or legal action) or otherwise incurred or made by the securities administrator in the administration of the trust created pursuant to the pooling and servicing agreement (including the reasonable compensation and disbursements of its counsel), other than any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

         The weighted average life of, and the yield to maturity on, each class of offered certificates generally will be directly related to the rate of payment of principal, including prepayments of principal, on the mortgage loans in the related loan group. The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and employment status. The rate of principal prepayments may also be affected by whether the mortgage loans impose prepayment penalties. No more than approximately 7.50%, 4.22%, 5.71% and 13.40% of the group I, sub-loan group I-1, sub-loan group I-2 and sub-loan group I-3 mortgage loans, respectively, and no more than approximately 5.31%, 5.14%, 9.23% and 1.19% of the group II, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans, respectively, in each case by cut-off date principal balance, still provide for the payment by the borrower of a prepayment charge on voluntary prepayments typically made within up to five years from the date of the execution of the related mortgage note. These penalties, if enforced by a servicer, would typically discourage prepayments on the mortgage loans.

         The timing of changes in the rate of prepayments may significantly affect the actual yield to investors who purchase the offered certificates at prices other than par, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the mortgage loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher or lower than the rate anticipated by the investor during the period immediately following the issuance of the offered certificates may not be offset by a subsequent like reduction or increase in the rate of principal prepayments.

         Certain of the mortgage loans are considered subprime mortgage loans. The prepayment behavior of subprime mortgage loans may differ from that of prime mortgage loans in that the prepayment rate may be influenced more by the rate of defaults and liquidations than by voluntary refinancings. Subprime mortgage loans may experience greater defaults in a rising interest rate environment as the borrower's resources are stretched, thereby producing prepayments at a time when prepayments would normally be expected to decline. Alternatively, some borrowers may be able to re-establish or improve their credit rating thereby permitting them to refinance into a lower cost mortgage loan. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the offered certificates. The depositor does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determination.

         The yields to maturity of the offered certificates and, in particular the subordinate certificates, will be progressively more sensitive, in the order of their payment priority, to the rate, timing and severity of Realized Losses on the mortgage loans in the related loan group. If a Realized Loss is allocated to a class of certificates, that class will thereafter accrue interest on a reduced certificate principal balance. Although the Realized Loss so allocated may be recovered on future distribution dates to the extent there is a Subsequent Recovery, there can be no assurance that those amounts will be available or fully sufficient to repay any Realized Loss.

PREPAYMENTS AND YIELDS OF OFFERED CERTIFICATES

         The extent to which the yield to maturity of an offered certificate of a group may vary from the anticipated yield will depend upon the degree to which it is purchased at a discount or premium and, correspondingly, the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the mortgage loans of the related group. In particular, in the case of the principal-only certificate and any offered certificate of a group purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments, liquidations and purchases of the mortgage loans of the related group could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of the interest-only certificate and any offered certificate of a group purchased at a premium, the risk that a faster than anticipated rate of principal payments, liquidations and purchases of such mortgage loans of the related group could result in an actual yield to such investor that is lower than the anticipated yield.

         The effective yield to the holders of the offered certificates of a group have an interest accrual period equal to the calendar month prior to the related distribution date will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to such holders and the purchase price of such certificates because monthly distributions will not be payable to such holders until the 25th day or, if such day is not a business day, the following business day, of the month following the month in which interest accrues on the related mortgage loans, without any additional distribution of interest or earnings thereon in respect of such delay.

         All of the group I mortgage loans are fixed rate loans and certain of the group II mortgage loans are hybrid loans in their fixed rate period. In general, if prevailing interest rates fall significantly below the interest rates on the mortgage loans, those mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on these mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on these mortgage loans, these mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such mortgage loans.

         Mortgage loans with higher mortgage rates may prepay faster than mortgage loans with relatively lower mortgage rates in response to a given change in market interest rates. Any such disproportionate prepayment of mortgage loans in a loan group may reduce the pass-through rate on the related group II offered certificates.

         Subject to the circumstances described under "Description of the Certificates--Distributions--Principal Distributions on the Group I Senior Certificates" and "--Principal Distributions on the Group II Senior Certificates" in this free writing prospectus, on each distribution date during the first five years after the closing date, in the case of the group I mortgage loans, and during the first seven years after the closing date, in the case of the group II mortgage loans, all principal prepayments on the mortgage loans in the related loan group will generally be allocated to the related senior certificates (other than the related interest-only certificates). Thereafter, as further described in this free writing prospectus, during some periods, subject to loss and delinquency criteria described in this free writing prospectus, the related Senior Prepayment Percentage may continue to be disproportionately large (relative to the related Senior Percentage) and the percentage of principal prepayments payable to the related subordinate certificates may continue to be disproportionately small.

         The "final scheduled distribution date" for the group I and group II certificates is the distribution date in October 2036. The actual final distribution date with respect to each class of offered certificates could occur significantly earlier than its last scheduled distribution date because:

             o prepayments are likely to occur which will be applied to the payment of the certificate principal balances thereof, and

             o the depositor may purchase all the mortgage loans and REO properties of a loan group when the outstanding aggregate Stated Principal Balance thereof has declined to 10% or less of the cut-off date stated principal balance of the mortgage loans of such loan group and may purchase mortgage loans in certain other circumstances as described herein.

         The sponsor may from time to time implement programs designed to encourage refinancing. These programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property. In addition, the sponsor may encourage assumptions of mortgage loans, including defaulted mortgage loans, under which creditworthy borrowers assume the outstanding indebtedness of the mortgage loans which may be removed from the mortgage pool. As a result of these programs, with respect to the mortgage pool underlying any trust, the rate of principal prepayments of the mortgage loans in the mortgage pool may be higher than would otherwise be the case, and in some cases, the average credit or collateral quality of the mortgage loans remaining in the mortgage pool may decline.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this free writing prospectus, which we refer to as the prepayment model, is a prepayment assumption which represents a constant assumed rate of prepayment, which we abbreviate as CPR, each month relative to the then outstanding principal balance of a pool of mortgage loans similar to the mortgage loans in the mortgage pool for the life of such mortgage loans. For example, 25% CPR assumes a constant prepayment rate of 25% per annum.

         There is no assurance, however, that prepayments on the mortgage loans will conform to any level of the prepayment model, and no representation is made that the mortgage loans will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates. Other factors affecting prepayment of mortgage loans include changes in obligors, housing needs, job transfers and unemployment. In the case of mortgage loans in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on such mortgage loans, the rate of prepayment would be expected to decrease.

         The following tables have been prepared on the basis of the following assumptions, which we refer to, collectively, as modeling assumptions:

             o the mortgage loans prepay at the indicated percentages of CPR;

             o distributions on the offered certificates are received, in cash, on the 25th day of each month, commencing in January 2007, in accordance with the payment priorities defined in this free writing prospectus;

             o no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the mortgage loans occur;

             o scheduled payments on the mortgage loans are assumed to be received on the first day of each month commencing in January 2007, there are no shortfalls in the payment of interest, and prepayments represent payment in full of individual mortgage loans are assumed to be received on the last day of each month, commencing in December 2006, and include 30 days' interest thereon;

             o     the closing date for the Certificates is January 17, 2007;

             o each index for the adjustable rate mortgage loans remains constant at the following levels:

                       INDEX                          RATE
                   1-Year LIBOR                       5.29%
                   1-Year CMT                         4.95%
                   6-Month LIBOR                      5.36%

              o the mortgage rate on each adjustable rate mortgage loan will be adjusted on each interest adjustment date to a rate equal to the applicable related index (as described above) plus the applicable gross margin, subject to maximum lifetime mortgage rates, minimum lifetime mortgage rates and periodic caps (as applicable);

              o other than mortgage loans that are balloon mortgage loans, scheduled monthly payments of principal and interest on each adjustable rate mortgage loan will be adjusted on each payment adjustment date to equal a fully amortizing payment, subject to periodic payment caps, as applicable;

              o other than mortgage loans that are balloon loans, scheduled monthly payments of principal and interest on the mortgage loans are calculated on their respective principal balances (prior to giving effect to prepayments received thereon during the preceding calendar month), mortgage rates and remaining terms to stated maturity such that the mortgage loans will fully amortize by their stated maturities;

              o except as indicated with respect to the weighted average lives, the depositor does not exercise its right to purchase the assets of a loan group on any optional termination date;

              o scheduled monthly payments of principal and interest on each mortgage loan will be adjusted on each payment adjustment period (set forth in the table below);

              o the certificate principal balance of Class P Certificates is $0;

              o the certificates will be retired on the distribution date in January 2037;

              o the mortgage loans have the approximate characteristics described below:

                                                      MORTGAGE LOAN ASSUMPTIONS

                                                                                                                          Original
   Mortgage              Original                                                                                       Amortization
     Loan                 Balance         Current Balance  Gross Mortgage                           Net Mortgage Rate       Term
    Number                  ($)                 ($)           Rate (%)         Servicing (%)              (%)           (in months)
  ------------       --------------        ---------------  -------------      -------------        -----------------  -------------
      1                 843,000.00          738,827.39     4.3274230433        0.3424230433           3.9850000000         304
      2                 712,128.00          457,206.04     4.4120651928        0.2650000000           4.1470651928         335
      3                 858,214.28          815,021.82     4.8952236365        0.4280945016           4.4671291349         357
      4               1,323,570.00        1,260,185.09     5.1481756838        0.4142752505           4.7339004333         312
      5                 493,800.00          490,743.64     5.2500000000        0.5150000000           4.7350000000         391
      6               5,417,501.61        5,191,452.34     5.3293736804        0.4106085548           4.9187651256         262
      7                 215,000.00          210,867.31     5.5000000000        0.5150000000           4.9850000000         360
      8                 180,000.00          177,028.48     5.7500000000        0.5150000000           5.2350000000         360
      9                  84,600.00           77,925.50     5.5000000000        0.2650000000           5.2350000000         180
     10               7,235,345.78        7,002,671.36     5.6864702451        0.4723282556           5.2141419895         331
     11               1,300,000.00        1,300,000.00     5.6250000000        0.5150000000           5.1100000000         360
     12              16,294,861.17       15,947,050.77     5.8855642612        0.4482594338           5.4373048274         346
     13               2,248,800.00        2,248,391.60     5.9102359421        0.4877583042           5.4224776379         360
     14                 548,200.00          525,240.90     6.0449159026        0.3988954706           5.6460204320         305
     15              16,241,690.25       15,873,164.06     6.0445121172        0.3712975790           5.6732145383         339
     16                 190,000.00          182,286.24     6.2500000000        0.5150000000           5.7350000000         360
     17               1,094,000.00        1,093,794.63     6.2289782178        0.5150000000           5.7139782178         360
     18                  64,150.00           63,163.30     6.5000000000        0.5150000000           5.9850000000         360
     19                 240,000.00          237,077.42     6.5000000000        0.5150000000           5.9850000000         360
     20              15,621,144.94       15,326,505.80     6.3578212919        0.4325693091           5.9252519828         348
     21                 150,500.00          144,802.38     6.3750000000        0.5150000000           5.8600000000         360
     22                 330,000.00          330,000.00     6.5000000000        0.5150000000           5.9850000000         360
     23               1,786,914.00        1,783,771.21     6.3687350360        0.4900578999           5.8786771360         360
     24                 260,604.00          257,187.01     6.5000000000        0.2650000000           6.2350000000         360
     25                 553,300.00          547,044.14     6.6765906609        0.5150000000           6.1615906609         360
     26              12,762,030.45       12,212,828.65     6.5147212493        0.3411998763           6.1735213730         346
     27                 440,000.00          439,673.54     6.5000000000        0.2650000000           6.2350000000         360
     28                 132,800.00          132,800.00     6.7500000000        0.5150000000           6.2350000000         360
     29               2,484,200.00        2,324,239.79     6.6391673452        0.4792988891           6.1598684561         360
     30                  60,000.00           59,115.33     6.9500000000        0.5150000000           6.4350000000         360
     31               1,028,600.00        1,015,357.48     6.8261140685        0.4172281369           6.4088859315         360
     32                 111,600.00          107,654.18     6.8750000000        0.5150000000           6.3600000000         360
     33               7,651,625.42        7,522,515.66     6.8090512000        0.3920749651           6.4169762349         337
     34                 109,600.00          109,600.00     7.0000000000        0.5150000000           6.4850000000         360
     35               1,597,800.00        1,597,186.56     6.9440127575        0.5150000000           6.4290127575         360
     36                 369,500.00          364,988.32     6.8750000000        0.2650000000           6.6100000000         360
     37                  91,200.00           90,428.27     7.0000000000        0.2650000000           6.7350000000         360
     38               4,588,615.00        4,479,596.75     7.0549918366        0.3903427276           6.6646491090         356
     39                 869,050.00          869,000.00     7.1534882048        0.4880724971           6.6654157077         360
     40                 358,363.16          357,183.12     7.5000000000        0.5150000000           6.9850000000         306
     41                 139,900.00          137,806.88     7.5000000000        0.5150000000           6.9850000000         360
     42               3,756,149.36        3,672,607.55     7.3422080971        0.4210446957           6.9211634015         355
     43                 899,070.00          899,070.00     7.5000000000        0.5150000000           6.9850000000         360
     44                 291,000.00          287,023.82     7.7500000000        0.5150000000           7.2350000000         360
     45               2,959,347.34        2,883,792.29     7.6021106296        0.4080704689           7.1940401607         360
     46                 284,000.00          273,644.78     7.6250000000        0.5150000000           7.1100000000         360
     47                 490,000.00          490,000.00     7.6491836735        0.5150000000           7.1341836735         360
     48                 895,300.00          889,266.89     7.8750000000        0.5150000000           7.3600000000         360
     49                  42,500.00           37,029.40     7.9500000000        0.5150000000           7.4350000000         180
     50                  96,600.00           96,101.14     7.6250000000        0.2650000000           7.3600000000         360
     51               2,145,412.12        2,105,541.44     7.9491569150        0.5150000000           7.4341569150         355
     52                 127,720.00          127,720.00     7.5500000000        0.2650000000           7.2850000000         360
     53                 516,600.00          516,600.00     7.8750000000        0.5150000000           7.3600000000         360
     54                 856,220.00          794,064.35     8.0552251685        0.3577673525           7.6974578159         343
     55                 443,900.00          438,468.75     8.3750000000        0.5150000000           7.8600000000         360
     56                  67,500.00           65,602.10     8.5000000000        0.5150000000           7.9850000000         360
     57                 867,361.00          839,425.38     8.4695338331        0.4985284555           7.9710053776         360
     58                 196,000.00          196,000.00     8.2500000000        0.2650000000           7.9850000000         360
     59                 944,992.00          944,988.09     8.3905303545        0.4963246324           7.8942057221         360
     60                 539,944.35          505,450.96     8.5055297031        0.3174794581           8.1880502450         355
     61                 310,080.00          310,080.00     8.7182017544        0.5150000000           8.2032017544         360
     62                  36,500.00           36,162.38     9.0000000000        0.5150000000           8.4850000000         360
     63                 203,526.45          198,013.70     8.8865914454        0.5150000000           8.3715914454         347
     64                  45,500.00           44,501.36     9.1250000000        0.5150000000           8.6100000000         360
     65                 130,978.00          123,430.08     9.5000000000        0.5150000000           8.9850000000         360
     66                 170,050.00          170,050.00     9.3750000000        0.5150000000           8.8600000000         360
     67                 136,921.00          109,262.18    10.0000000000        0.5150000000           9.4850000000         360
     68                  71,250.00           69,614.02    10.2500000000        0.5150000000           9.7350000000         360
     69                  69,997.00           69,759.97    10.5000000000        0.2650000000          10.2350000000         360
     70                  85,000.00           84,772.31    10.8000000000        0.5150000000          10.2850000000         360
     71                  56,400.00           48,077.46    11.0207213266        0.3621475511          10.6585737755         203
     72                  37,500.00           36,379.22    11.1250000000        0.2650000000          10.8600000000         180
     73                  35,745.00           34,881.01    11.6250000000        0.5150000000          11.1100000000         360
     74                  72,300.00           58,868.25    11.4481554148        0.3695077355          11.0786476794         360
     75                  20,775.00           18,169.69    13.3750000000        0.2650000000          13.1100000000         180
     76                 278,500.00          263,864.35     6.5000000000        0.2650000000           6.2350000000         360
     77                 256,000.00          252,643.49     6.5000000000        0.5150000000           5.9850000000         359
     78                 375,200.00          347,593.06     4.2500000000        0.2650000000           3.9850000000         360
     79                 218,500.00          204,502.17     6.1250000000        0.5150000000           5.6100000000         360
     80                  86,960.00           84,656.67     6.2500000000        0.5150000000           5.7350000000         360
     81                 101,760.00          100,740.41     7.5000000000        0.2650000000           7.2350000000         360


Table Continued
Page S-117
                                                                                                                            Months
        Remaining           Remaining Term                                                                 Months to Next  Between
   Amortization Term         of Maturity                                                                   Interest Rate     Rate
      (in months)           (in months)       Loan Type           Index               Net Margin (%)        Adjustment    Adjustment
   -----------------       ---------------    ---------           -----               --------------      --------------- ----------
          264                                    Fixed             N/A                   N/A                   N/A            N/A
          303                                    Fixed             N/A                   N/A                   N/A            N/A
          340                                    Fixed             N/A                   N/A                   N/A            N/A
          288                                    Fixed             N/A                   N/A                   N/A            N/A
          375                                    Fixed             N/A                   N/A                   N/A            N/A
          247                                    Fixed             N/A                   N/A                   N/A            N/A
          343                                    Fixed             N/A                   N/A                   N/A            N/A
          345                                    Fixed             N/A                   N/A                   N/A            N/A
          159                                    Fixed             N/A                   N/A                   N/A            N/A
          310                                    Fixed             N/A                   N/A                   N/A            N/A
          343                                    Fixed             N/A                   N/A                   N/A            N/A
          328                                    Fixed             N/A                   N/A                   N/A            N/A
          342                                    Fixed             N/A                   N/A                   N/A            N/A
          281                                    Fixed             N/A                   N/A                   N/A            N/A
          324                                    Fixed             N/A                   N/A                   N/A            N/A
          323                   143              Fixed             N/A                   N/A                   N/A            N/A
          341                                    Fixed             N/A                   N/A                   N/A            N/A
          344                                    Fixed             N/A                   N/A                   N/A            N/A
          348                                    Fixed             N/A                   N/A                   N/A            N/A
          331                                    Fixed             N/A                   N/A                   N/A            N/A
          323                   143              Fixed             N/A                   N/A                   N/A            N/A
          349                                    Fixed             N/A                   N/A                   N/A            N/A
          349                                    Fixed             N/A                   N/A                   N/A            N/A
          346                                    Fixed             N/A                   N/A                   N/A            N/A
          347                                    Fixed             N/A                   N/A                   N/A            N/A
          333                                    Fixed             N/A                   N/A                   N/A            N/A
          343                                    Fixed             N/A                   N/A                   N/A            N/A
          347                                    Fixed             N/A                   N/A                   N/A            N/A
          350                                    Fixed             N/A                   N/A                   N/A            N/A
          343                                    Fixed             N/A                   N/A                   N/A            N/A
          346                                    Fixed             N/A                   N/A                   N/A            N/A
          324                                    Fixed             N/A                   N/A                   N/A            N/A
          323                                    Fixed             N/A                   N/A                   N/A            N/A
          350                                    Fixed             N/A                   N/A                   N/A            N/A
          350                                    Fixed             N/A                   N/A                   N/A            N/A
          346                                    Fixed             N/A                   N/A                   N/A            N/A
          350                                    Fixed             N/A                   N/A                   N/A            N/A
          336                                    Fixed             N/A                   N/A                   N/A            N/A
          351                                    Fixed             N/A                   N/A                   N/A            N/A
          303                                    Fixed             N/A                   N/A                   N/A            N/A
          341                                    Fixed             N/A                   N/A                   N/A            N/A
          332                                    Fixed             N/A                   N/A                   N/A            N/A
          351                                    Fixed             N/A                   N/A                   N/A            N/A
          342                                    Fixed             N/A                   N/A                   N/A            N/A
          334                                    Fixed             N/A                   N/A                   N/A            N/A
          320                   140              Fixed             N/A                   N/A                   N/A            N/A
          352                                    Fixed             N/A                   N/A                   N/A            N/A
          352                                    Fixed             N/A                   N/A                   N/A            N/A
          141                                    Fixed             N/A                   N/A                   N/A            N/A
          353                                    Fixed             N/A                   N/A                   N/A            N/A
          335                                    Fixed             N/A                   N/A                   N/A            N/A
          343                                    Fixed             N/A                   N/A                   N/A            N/A
          351                                    Fixed             N/A                   N/A                   N/A            N/A
          278                                    Fixed             N/A                   N/A                   N/A            N/A
          341                                    Fixed             N/A                   N/A                   N/A            N/A
          320                                    Fixed             N/A                   N/A                   N/A            N/A
          328                                    Fixed             N/A                   N/A                   N/A            N/A
          356                                    Fixed             N/A                   N/A                   N/A            N/A
          350                                    Fixed             N/A                   N/A                   N/A            N/A
          290                                    Fixed             N/A                   N/A                   N/A            N/A
          348                                    Fixed             N/A                   N/A                   N/A            N/A
          344                                    Fixed             N/A                   N/A                   N/A            N/A
          320                                    Fixed             N/A                   N/A                   N/A            N/A
          324                                    Fixed             N/A                   N/A                   N/A            N/A
          261                                    Fixed             N/A                   N/A                   N/A            N/A
          353                                    Fixed             N/A                   N/A                   N/A            N/A
          111                                    Fixed             N/A                   N/A                   N/A            N/A
          315                                    Fixed             N/A                   N/A                   N/A            N/A
          353                                    Fixed             N/A                   N/A                   N/A            N/A
          353                                    Fixed             N/A                   N/A                   N/A            N/A
          147                                    Fixed             N/A                   N/A                   N/A            N/A
          167                                    Fixed             N/A                   N/A                   N/A            N/A
          324                                    Fixed             N/A                   N/A                   N/A            N/A
          199                                    Fixed             N/A                   N/A                   N/A            N/A
          127                                    Fixed             N/A                   N/A                   N/A            N/A
          323                                 Adjustable     1 Year Treasury        248.5000000000              10             12
          345                                 Adjustable      6 Month Libor         448.5000000000              10             6
          311                                 Adjustable      1 Year Libor          198.5000000000              11             12
          324                                 Adjustable     1 Year Treasury        148.5000000000              11             12
          324                                 Adjustable     1 Year Treasury        223.5000000000              11             12
          347                                 Adjustable      6 Month Libor         423.5000000000              11             6


Table Continued
Page S-117

     Next
    Payment         Months                                                                                     Remaining
  Adjustment        Between                           Subsequent                                                Interest
    Period          Payment      Initial Periodic    Periodic Rate       Net Minimum        Net Maximum        Only Term
   (Months)         Adjustment    Rate Cap (%)        Cap (%)             Rate (%)            Rate (%)         (in months)
------------        ----------    ------------      --------------      -------------      -------------       -----------
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              105
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              103
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              103
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              102
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              101
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              109
      N/A            N/A              N/A                N/A                 N/A                N/A              103
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              103
      N/A            N/A              N/A                N/A                 N/A                N/A              107
      N/A            N/A              N/A                N/A                 N/A                N/A              110
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A               50
      N/A            N/A              N/A                N/A                 N/A                N/A              110
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              111
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              111
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              112
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A               43
      N/A            N/A              N/A                N/A                 N/A                N/A              111
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              116
      N/A            N/A              N/A                N/A                 N/A                N/A              106
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              108
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A               53
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      N/A            N/A              N/A                N/A                 N/A                N/A              N/A
      10             12          2.0000000000        2.0000000000       2.4850000000       10.2350000000
      10              6          2.0000000000        2.0000000000       4.4850000000       11.9850000000
      11             12          5.0000000000        1.0000000000       1.9850000000        8.9850000000
      11             12          1.0000000000        1.0000000000       1.4850000000        8.8600000000
      11             12          3.0000000000        2.0000000000       2.2350000000       11.7350000000
      11              6          3.0000000000        1.0000000000       4.2350000000       13.2350000000


                                     S-117


                                                                                                                          Original
   Mortgage              Original                                                                                       Amortization
     Loan                 Balance         Current Balance  Gross Mortgage                           Net Mortgage Rate       Term
    Number                  ($)                 ($)           Rate (%)         Servicing (%)              (%)           (in months)
  ------------       --------------        ---------------  -------------      -------------        -----------------  -------------
     82                 544,000.00          543,997.45     5.2500000000        0.2650000000           4.9850000000              360
     83                 121,050.00          117,129.33     4.2500000000        0.5150000000           3.7350000000              360
     84                 851,250.00          803,603.50     5.3027096821        0.2650000000           5.0377096821              360
     85                 175,500.00          175,385.31     6.9950000000        0.2650000000           6.7300000000              360
     86                 541,894.00          536,140.34     6.9067386769        0.2650000000           6.6417386769              360
     87                  42,000.00           41,745.11    10.1250000000        0.2650000000           9.8600000000              360
     88               1,040,000.00        1,038,919.37     5.3750000000        0.5150000000           4.8600000000              360
     89                 962,500.00          950,384.33     5.1383042216        0.2650000000           4.8733042216              360
     90                 376,600.00          355,006.05     5.5000000000        0.2650000000           5.2350000000              360
     91                 359,650.00          350,246.42     5.6250000000        0.5150000000           5.1100000000              360
     92                 395,500.00          371,459.79     5.0000000000        0.2650000000           4.7350000000              360
     93                  91,000.00           87,830.82     5.5000000000        0.2650000000           5.2350000000              360
     94                 723,750.00          688,333.07     4.9157343116        0.3448165051           4.5709178065              360
     95                 148,000.00          147,138.65     9.2500000000        0.5150000000           8.7350000000              360
     96                 494,000.00          493,346.91     5.0000000000        0.2650000000           4.7350000000              360
     97               1,160,470.00        1,096,248.86     5.2469241428        0.2807501464           4.9661739964              360
     98                 244,000.00          244,000.00     5.6250000000        0.5150000000           5.1100000000              360
     99                 350,400.00          347,689.04     6.8750000000        0.2650000000           6.6100000000              360
     100                173,250.00          169,819.05     6.0000000000        0.5150000000           5.4850000000              360
     101                455,000.00          426,523.44     4.3750000000        0.2650000000           4.1100000000              360
     102                173,280.00          172,482.39     8.2000000000        0.5150000000           7.6850000000              360
     103                223,606.00          222,585.06     9.2500000000        0.2650000000           8.9850000000              360
     104              1,271,500.00        1,196,076.10     4.7239705996        0.2650000000           4.4589705996              360
     105                288,000.00          287,881.17     4.7500000000        0.2650000000           4.4850000000              360
     106                214,650.00          209,904.72     6.3157209018        0.5150000000           5.8007209018              360
     107                 48,150.00           47,319.11     6.5000000000        0.5150000000           5.9850000000              360
     108              1,000,000.00          939,385.26     4.5000000000        0.2650000000           4.2350000000              360
     109                287,900.00          287,860.00     5.0000000000        0.5150000000           4.4850000000              360
     110                 52,790.00           51,902.01     6.2500000000        0.5150000000           5.7350000000              360
     111              1,622,700.00        1,553,922.42     5.2381927342        0.2650000000           4.9731927342              360
     112                238,900.00          238,610.10     5.6250000000        0.5150000000           5.1100000000              360
     113                318,000.00          318,000.00     5.8750000000        0.5150000000           5.3600000000              360
     114                159,800.00          152,496.03     4.2500000000        0.5150000000           3.7350000000              360
     115                169,174.00          165,422.24     6.5000000000        0.5150000000           5.9850000000              360
     116              1,599,650.00        1,532,220.06     5.0788138968        0.3635131258           4.7153007711              360
     117              1,000,000.00        1,000,000.00     4.3750000000        0.2650000000           4.1100000000              360
     118                 87,700.00           86,466.80     6.7511494585        0.5150000000           6.2361494585              360
     119                558,000.00          557,718.61     7.0000000000        0.5150000000           6.4850000000              360
     120                224,000.00          223,659.62     6.5000000000        0.5150000000           5.9850000000              360
     121                596,500.00          560,580.37     4.5404114735        0.2650000000           4.2754114735              360
     122                102,000.00          101,999.12     5.5000000000        0.2650000000           5.2350000000              360
     123                915,000.00          915,000.00     4.3750000000        0.2650000000           4.1100000000              360
     124              1,029,000.00          975,367.13     4.8750000000        0.2650000000           4.6100000000              360
     125                105,438.26          105,292.39    11.5000000000        0.5150000000          10.9850000000              324
     126                331,500.00          314,787.81     4.8750000000        0.2650000000           4.6100000000              360
     127                712,500.00          712,500.00     4.8464912281        0.2650000000           4.5814912281              360
     128                 55,150.00           54,460.73     6.7500000000        0.5150000000           6.2350000000              360
     129                150,000.00          150,000.00     5.2500000000        0.5150000000           4.7350000000              360
     130                640,600.00          609,496.88     5.0888552210        0.2650000000           4.8238552210              360
     131                110,000.00           96,500.00     6.0000000000        0.2650000000           5.7350000000              360
     132              2,561,466.00        2,560,662.60     4.9274827168        0.2650000000           4.6624827168              360
     133                310,325.44          310,047.25     6.9500000000        0.5150000000           6.4350000000              348
     134                407,000.00          384,597.20     4.0000000000        0.2650000000           3.7350000000              360
     135                171,000.00          168,747.89     5.7500000000        0.5150000000           5.2350000000              360
     136                151,450.00          151,450.00     7.1250000000        0.5150000000           6.6100000000              360
     137                510,000.00          506,697.28     5.2500000000        0.2650000000           4.9850000000              360
     138              1,082,000.00        1,031,544.38     5.0995856330        0.2650000000           4.8345856330              360
     139                412,000.00          392,558.93     4.6250000000        0.2650000000           4.3600000000              360
     140              1,103,000.00        1,097,618.70     4.9996811222        0.2650000000           4.7346811222              360
     141                999,200.00          945,487.89     3.9609344732        0.2650000000           3.6959344732              360
     142                310,000.00          304,387.56     4.8096336830        0.2650000000           4.5446336830              360
     143              1,000,000.00        1,000,000.00     4.6250000000        0.2650000000           4.3600000000              360
     144                594,000.00          568,012.72     4.6250000000        0.2650000000           4.3600000000              360
     145                304,000.00          303,943.00     4.5000000000        0.5150000000           3.9850000000              360
     146                 47,025.00           46,811.79     8.9500000000        0.2650000000           8.6850000000              360
     147              1,435,000.00        1,371,872.01     4.5118080175        0.2650000000           4.2468080175              360
     148                810,000.00          774,272.05     4.4228847390        0.2650000000           4.1578847390              360
     149                123,000.00          117,542.73     4.2500000000        0.5150000000           3.7350000000              360
     150                154,400.00          154,400.00     7.8750000000        0.5150000000           7.3600000000              360
     151                196,080.00          196,080.00     9.2500000000        0.5150000000           8.7350000000              360
     152                175,500.00          172,033.74     8.6355705282        0.5150000000           8.1205705282              360
     153                389,500.00          379,587.35    10.9092668765        0.2650000000          10.6442668765              360
     154                628,500.00          628,500.00     5.0000000000        0.5150000000           4.4850000000              360
     155                180,000.00          179,633.66     6.0000000000        0.2650000000           5.7350000000              360
     156                952,500.00          948,293.81     4.9368487363        0.2650000000           4.6718487363              360
     157                192,000.00          192,000.00     6.8750000000        0.5150000000           6.3600000000              360
     158                405,600.00          392,164.20     5.6250000000        0.5150000000           5.1100000000              360
     159              1,166,548.00        1,164,407.38     5.3045312737        0.2650000000           5.0395312737              360
     160                933,800.00          927,714.37     7.3750000000        0.2650000000           7.1100000000              360
     161                144,000.00          141,924.53     5.6250000000        0.5150000000           5.1100000000              360
     162                530,000.00          525,174.92     5.1214713947        0.5150000000           4.6064713947              360


Table Continued
Page S-118
                                                                                                                            Months
        Remaining           Remaining Term                                                                 Months to Next  Between
   Amortization Term         of Maturity                                                                   Interest Rate     Rate
      (in months)           (in months)       Loan Type           Index               Net Margin (%)        Adjustment    Adjustment
   -----------------       ---------------    ---------           -----               --------------      --------------- ----------
          312                                 Adjustable     1 Year Treasury        248.5000000000              12               12
          337                                 Adjustable     1 Year Treasury        173.5000000000              12               12
          318                                 Adjustable     1 Year Treasury        248.5000000000              12               12
          348                                 Adjustable      6 Month Libor         423.5000000000              12               6
          348                                 Adjustable      6 Month Libor         406.3369338427              12               6
          348                                 Adjustable      6 Month Libor         748.5000000000              12               6
          337                                 Adjustable      1 Year Libor          173.5000000000              13               12
          313                                 Adjustable     1 Year Treasury        248.5000000000              13               12
          313                                 Adjustable     1 Year Treasury        248.5000000000              13               12
          337                                 Adjustable      6 Month Libor         173.5000000000              13               6
          314                                 Adjustable      1 Year Libor          198.5000000000              14               12
          314                                 Adjustable     1 Year Treasury        248.5000000000              14               12
          324                                 Adjustable     1 Year Treasury        240.5183494889              14               12
          350                                 Adjustable      6 Month Libor         536.0000000000              14               6
          315                                 Adjustable     1 Year Treasury        248.5000000000              15               12
          317                                 Adjustable     1 Year Treasury        246.9249853633              15               12
          339                                 Adjustable      6 Month Libor         173.5000000000              15               6
          351                                 Adjustable      6 Month Libor         423.5000000000              15               6
          341                                 Adjustable     1 Year Treasury        173.5000000000              17               12
          317                                 Adjustable     1 Year Treasury        248.5000000000              17               12
          353                                 Adjustable      6 Month Libor         568.5000000000              17               6
          353                                 Adjustable      6 Month Libor         348.5000000000              17               6
          318                                 Adjustable      1 Year Libor          198.5000000000              18               12
          318                                 Adjustable     1 Year Treasury        248.5000000000              18               12
          342                                 Adjustable     1 Year Treasury        223.5000000000              18               12
          342                                 Adjustable     1 Year Treasury        223.5000000000              18               12
          319                                 Adjustable      1 Year Libor          198.5000000000              19               12
          343                                 Adjustable     1 Year Treasury        223.5000000000              19               12
          343                                 Adjustable     1 Year Treasury        223.5000000000              19               12
          332                                 Adjustable     1 Year Treasury        248.5000000000              19               12
          319                                 Adjustable      6 Month Libor         173.5000000000              19               6
          349                                 Adjustable      1 Year Libor          173.5000000000              1                12
          338                                 Adjustable     1 Year Treasury        173.5000000000              1                12
          337                                 Adjustable      6 Month Libor         411.0000000000              1                6
          329                                 Adjustable      1 Year Libor          188.6486874216              20               12
          320                                 Adjustable     1 Year Treasury        248.5000000000              20               12
          344                                 Adjustable     1 Year Treasury        223.5000000000              20               12
          344                                 Adjustable      6 Month Libor         518.5000000000              20               6
          345                                 Adjustable      1 Year Libor          173.5000000000              21               12
          321                                 Adjustable      1 Year Libor          198.5000000000              21               12
          345                                 Adjustable     1 Year Treasury        248.5000000000              21               12
          321                                 Adjustable     1 Year Treasury        248.5000000000              21               12
          321                                 Adjustable     1 Year Treasury        248.5000000000              21               12
          321                                 Adjustable      6 Month Libor         548.5000000000              21               6
          322                                 Adjustable      1 Year Libor          198.5000000000              22               12
          322                                 Adjustable     1 Year Treasury        248.5000000000              22               12
          346                                 Adjustable     1 Year Treasury        223.5000000000              22               12
          322                                 Adjustable      6 Month Libor         173.5000000000              22               6
          323                                 Adjustable      1 Year Libor          198.5000000000              23               12
          347                                 Adjustable     1 Year Treasury        248.5000000000              23               12
          323                                 Adjustable     1 Year Treasury        248.5000000000              23               12
          347                                 Adjustable      6 Month Libor         398.5000000000              23               6
          324                                 Adjustable      1 Year Libor          198.5000000000              24               12
          348                                 Adjustable     1 Year Treasury        223.5000000000              24               12
          348                                 Adjustable      6 Month Libor         173.5000000000              24               6
          325                                 Adjustable     1 Year Treasury        248.5000000000              25               12
          325                                 Adjustable     1 Year Treasury        248.5000000000              25               12
          326                                 Adjustable      1 Year Libor          198.5000000000              26               12
          326                                 Adjustable     1 Year Treasury        248.5000000000              26               12
          327                                 Adjustable      1 Year Libor          198.5000000000              27               12
          327                                 Adjustable     1 Year Treasury        248.5000000000              27               12
          328                                 Adjustable     1 Year Treasury        248.5000000000              28               12
          328                                 Adjustable     1 Year Treasury        248.5000000000              28               12
          328                                 Adjustable      6 Month Libor         173.5000000000              28               6
          352                                 Adjustable      6 Month Libor         298.5000000000              28               6
          329                                 Adjustable      1 Year Libor          198.5000000000              29               12
          329                                 Adjustable     1 Year Treasury        248.5000000000              29               12
          339                                 Adjustable     1 Year Treasury        173.5000000000              2                12
          333                                 Adjustable      6 Month Libor         186.0000000000              2                6
          333                                 Adjustable      6 Month Libor         323.5000000000              2                6
          333                                 Adjustable      6 Month Libor         508.7404911967              2                6
          328                                 Adjustable      6 Month Libor         544.5873292010              2                6
          330                                 Adjustable      1 Year Libor          173.5000000000              30               12
          354                                 Adjustable     1 Year Treasury        248.5000000000              30               12
          330                                 Adjustable     1 Year Treasury        248.5000000000              30               12
          354                                 Adjustable      6 Month Libor         223.5000000000              30               6
          331                                 Adjustable      1 Year Libor          173.5000000000              31               12
          331                                 Adjustable     1 Year Treasury        248.5000000000              31               12
          355                                 Adjustable     1 Year Treasury        198.5000000000              31               12
          331                                 Adjustable      6 Month Libor         173.5000000000              31               6
          332                                 Adjustable      1 Year Libor          173.5000000000              32               12


Table Continued
Page S-118


     Next
    Payment         Months                                                                                     Remaining
  Adjustment        Between                           Subsequent                                                Interest
    Period          Payment      Initial Periodic    Periodic Rate       Net Minimum        Net Maximum        Only Term
   (Months)         Adjustment    Rate Cap (%)        Cap (%)             Rate (%)            Rate (%)         (in months)
------------        ----------    ------------      --------------      -------------      -------------       -----------
      12             12          2.0000000000        2.0000000000       2.4850000000       10.9850000000          12
      12             12          3.0000000000        1.0000000000       1.7350000000        8.7350000000
      12             12          3.4216774566        2.0000000000       2.4850000000       10.5638171965
      12              6          3.0000000000        1.0000000000       4.2350000000       12.7300000000          48
      12              6          3.0000000000        1.0000000000       4.0633693384       12.6417386769
      12              6          3.0000000000        1.0000000000       7.4850000000       15.8600000000
      13             12          3.0000000000        2.0000000000       1.7350000000       10.8600000000          13
      13             12          5.0000000000        2.0000000000       2.4850000000        9.8733042216          13
      13             12          5.0000000000        2.0000000000       2.4850000000       10.2350000000
      13              6          3.0000000000        1.0000000000       1.7350000000       11.1100000000
      14             12          5.0000000000        1.0000000000       1.9850000000        9.7350000000
      14             12          5.0000000000        2.0000000000       2.4850000000       10.2350000000          14
      14             12          3.7786439202        2.9577980613       2.4051834949        9.9780364998
      14              6          3.0000000000        1.0000000000       5.3600000000       14.7350000000
      15             12          5.0000000000        2.0000000000       2.4850000000        9.7350000000          15
      15             12          4.8739988291        2.0000000000       2.4692498536       10.0291745819
      15              6          3.0000000000        2.0000000000       1.7350000000       11.1100000000          15
      15              6          3.0000000000        1.0000000000       4.2350000000       12.6100000000
      17             12          3.0000000000        1.0000000000       1.7350000000       10.4850000000
      17             12          5.0000000000        2.0000000000       2.4850000000        9.1100000000
      17              6          1.5000000000        1.5000000000       5.6850000000       14.6850000000
      17              6          3.0000000000        1.0000000000       3.4850000000       14.9850000000
      18             12          5.0000000000        1.0000000000       1.9850000000        9.4589705996
      18             12          2.0000000000        2.0000000000       2.4850000000        9.4850000000          18
      18             12          3.0000000000        2.0000000000       2.2350000000       11.8007209018
      18             12          3.0000000000        2.0000000000       2.2350000000       11.9850000000
      19             12          5.0000000000        2.0000000000       1.9850000000        9.2350000000
      19             12          2.0000000000        2.0000000000       2.2350000000       15.4850000000          19
      19             12          3.0000000000        2.0000000000       2.2350000000       11.7350000000
      19             12          3.3412308190        2.0000000000       2.4850000000       10.5261157946
      19              6          6.0000000000        2.0000000000       1.7350000000       11.1100000000          79
       1             12          3.0000000000        5.0000000000       1.7350000000       10.3600000000         109
       1             12          3.0000000000        1.0000000000       1.7350000000        8.7350000000
       1              6          3.0000000000        3.0000000000       4.1100000000       11.9850000000
      20             12          4.2118949937        1.7463689126       1.8864868742        9.8776392866
      20             12          5.0000000000        2.0000000000       2.4850000000        9.1100000000          20
      20             12          3.0000000000        2.0000000000       2.2350000000       12.2361494585
      20              6          3.0000000000        1.5000000000       5.1850000000       13.4850000000          20
      21             12          5.0000000000        2.0000000000       1.7350000000       10.9850000000         105
      21             12          2.9924688408        1.0000000000       1.9850000000        9.2754114735
      21             12          2.0000000000        2.0000000000       2.4850000000       11.2350000000          21
      21             12          5.0000000000        2.0000000000       2.4850000000        9.1100000000          21
      21             12          5.0000000000        2.0000000000       2.4850000000        9.6100000000
      21              6          3.0000000000        1.0000000000       5.4850000000       16.9850000000
      22             12          5.0000000000        2.0000000000       1.9850000000        9.6100000000
      22             12          5.0000000000        2.0000000000       2.4850000000        9.5814912281          22
      22             12          3.0000000000        2.0000000000       2.2350000000       12.2350000000
      22              6          3.0000000000        1.0000000000       1.7350000000       10.7350000000          22
      23             12          5.0000000000        1.0000000000       1.9850000000        9.8238552210
      23             12          2.0000000000        2.0000000000       2.4850000000       11.7350000000          23
      23             12          5.0000000000        2.0000000000       2.4850000000        9.6624827168          23
      23              6          3.0000000000        3.0000000000       3.9850000000       12.4350000000
      24             12          5.0000000000        1.0000000000       1.9850000000        8.7350000000
      24             12          2.0000000000        2.0000000000       2.2350000000       11.2350000000
      24              6          0.0000000000        0.0000000000       1.7350000000       12.6100000000         108
      25             12          5.0000000000        2.0000000000       2.4850000000        9.9850000000          25
      25             12          5.0000000000        2.0000000000       2.4850000000        9.8345856330
      26             12          5.0000000000        1.0000000000       1.9850000000        9.3600000000
      26             12          5.0000000000        2.0000000000       2.4850000000        9.7346811222          26
      27             12          5.0000000000        1.0000000000       1.9850000000        8.6959344732
      27             12          5.0000000000        2.0000000000       2.4850000000        9.5446336830          27
      28             12          5.0000000000        2.0000000000       2.4850000000        9.3600000000          28
      28             12          5.0000000000        2.0000000000       2.4850000000        9.3600000000
      28              6          3.0000000000        1.0000000000       1.7350000000        9.9850000000          28
      28              6          3.0000000000        1.0000000000       2.9850000000       14.6850000000
      29             12          5.0000000000        1.0000000000       1.9850000000        9.2468080175
      29             12          5.0000000000        2.0000000000       2.4850000000        9.1578847390
       2             12          3.0000000000        1.0000000000       1.7350000000        8.7350000000
       2              6          3.0000000000        1.0000000000       1.8600000000       10.3600000000          93
       2              6          3.0000000000        1.5000000000       3.2350000000       11.4850000000          93
       2              6          3.0000000000        2.4096196479       5.0874049120       13.2350000000
       2              6          3.0000000000        1.0000000000       5.4458732920       12.7727079060
      30             12          3.0000000000        2.0000000000       1.7350000000        9.4850000000          30
      30             12          2.0000000000        2.0000000000       2.4850000000       11.7350000000          30
      30             12          5.0000000000        2.0000000000       2.4850000000        9.6718487363          30
      30              6          3.0000000000        1.0000000000       2.2350000000       12.3600000000          30
      31             12          3.0000000000        2.0000000000       1.7350000000       10.1050000000
      31             12          5.0000000000        2.0000000000       2.4850000000       10.0395312737          31
      31             12          2.0000000000        2.0000000000       1.9850000000       13.1100000000
      31              6          3.0000000000        2.0000000000       1.7350000000       11.1100000000          31
      32             12          3.0000000000        2.0000000000       1.7350000000        9.6064713947          32

                                     S-118


Table Continued
Page S-119
                                                                                                                          Original
   Mortgage              Original                                                                                       Amortization
     Loan                 Balance         Current Balance  Gross Mortgage                           Net Mortgage Rate       Term
    Number                  ($)                 ($)           Rate (%)         Servicing (%)              (%)           (in months)
  ------------       --------------        ---------------  -------------      -------------        -----------------  -------------
     163                416,000.00          401,819.38     5.2500000000        0.2650000000           4.9850000000              360
     164                449,250.00          449,250.00     4.3750000000        0.2650000000           4.1100000000              360
     165                700,000.00          672,408.20     5.2500000000        0.2650000000           4.9850000000              360
     166                365,600.00          365,600.00     6.0000000000        0.2650000000           5.7350000000              360
     167                850,400.00          850,157.20     5.3750000000        0.5150000000           4.8600000000              360
     168                123,000.00          119,597.81     5.7500000000        0.5150000000           5.2350000000              360
     169                149,000.00          144,495.36     5.2500000000        0.5150000000           4.7350000000              360
     170                143,200.00          137,586.00     5.3750000000        0.5150000000           4.8600000000              360
     171                696,000.00          696,000.00     5.5000000000        0.5150000000           4.9850000000              360
     172              1,336,250.00        1,331,679.04     5.3431217461        0.2650000000           5.0781217461              360
     173                394,000.00          391,099.80     4.9300483214        0.5150000000           4.4150483214              360
     174                990,154.00          988,728.55     5.5179108121        0.2650000000           5.2529108121              360
     175                303,750.00          295,542.43     5.1250000000        0.2650000000           4.8600000000              360
     176                688,750.00          688,750.00     5.0342558984        0.5150000000           4.5192558984              360
     177              1,980,150.00        1,977,388.71     5.3225786674        0.2650000000           5.0575786674              360
     178                331,106.00          310,921.64     6.3750000000        0.2650000000           6.1100000000              360
     179                288,700.00          288,681.35     7.0000000000        0.5150000000           6.4850000000              360
     180                 78,000.00           76,418.87     7.9500000000        0.5150000000           7.4350000000              360
     181              2,526,300.00        2,268,164.58     5.4228451072        0.5150000000           4.9078451072              360
     182                254,000.00          253,999.99     5.0000000000        0.5150000000           4.4850000000              360
     183              1,511,880.00        1,511,708.00     5.0885385934        0.2650000000           4.8235385934              360
     184                174,700.00          170,318.14     5.0000000000        0.5150000000           4.4850000000              360
     185                127,500.00          127,463.48     6.8750000000        0.5150000000           6.3600000000              360
     186                650,000.00          636,838.03     5.8750000000        0.2650000000           5.6100000000              360
     187              1,824,321.00        1,822,809.37     5.5466220461        0.3130028254           5.2336192207              360
     188                265,000.00          265,000.00     5.8750000000        0.5150000000           5.3600000000              360
     189                460,000.00          451,965.98     6.8750000000        0.5150000000           6.3600000000              360
     190              3,158,471.00        3,156,059.39     5.6740869961        0.2650000000           5.4090869961              360
     191                122,400.00          122,399.90     5.8750000000        0.5150000000           5.3600000000              360
     192                120,200.00          117,287.82     4.8750000000        0.5150000000           4.3600000000              360
     193                111,000.00          109,401.00     9.6250000000        0.5150000000           9.1100000000              360
     194                404,900.00          394,765.64    10.2615627686        0.5150000000           9.7465627686              360
     195                140,250.00          136,636.88    10.7500000000        0.2650000000          10.4850000000              360
     196                136,500.00          133,019.08     8.7896068744        0.5150000000           8.2746068744              360
     197                196,760.26          192,294.06    10.8381890150        0.5150000000          10.3231890150              357
     198                161,000.00          156,579.62     5.5500000000        0.2650000000           5.2850000000              360
     199                209,950.00          209,950.00     7.7500000000        0.5150000000           7.2350000000              350
     200                476,000.00          475,900.00     5.5000000000        0.5150000000           4.9850000000              360
     201                375,000.00          351,589.59     5.1250000000        0.2650000000           4.8600000000              360
     202                320,500.00          301,009.86     7.8750000000        0.2650000000           7.6100000000              360
     203                220,009.00          194,991.60     5.8303665581        0.5150000000           5.3153665581              360
     204                422,500.00          422,500.00     4.8750000000        0.5150000000           4.3600000000              360
     205                254,000.00          253,985.17     5.9500000000        0.5150000000           5.4350000000              360
     206                227,560.00          225,360.08     9.1357654381        0.5150000000           8.6207654381              360
     207                 73,625.00           73,024.13     9.9300000000        0.2650000000           9.6650000000              360
     208                574,000.00          574,000.00     6.8500000000        0.5150000000           6.3350000000              360
     209                103,500.00          102,483.21     8.7000000000        0.5150000000           8.1850000000              360
     210                276,567.00          272,966.43     7.2722458720        0.4413770640           6.8308688079              360
     211                276,610.00          276,378.29     5.6250000000        0.5150000000           5.1100000000              360
     212                403,000.00          352,215.71     5.8750000000        0.2650000000           5.6100000000              360
     213                181,710.00          179,811.60     8.2500000000        0.2650000000           7.9850000000              360
     214                408,000.00          408,000.00     5.7500000000        0.2650000000           5.4850000000              360
     215              1,389,849.00        1,387,770.96     5.2184655646        0.2650000000           4.9534655646              360
     216                152,000.00          151,835.47     5.0000000000        0.2650000000           4.7350000000              360
     217                428,000.00          428,000.00     5.8750000000        0.5150000000           5.3600000000              360
     218                840,000.00          839,822.50     5.5000000000        0.2650000000           5.2350000000              360
     219              3,109,100.00        3,109,002.58     5.3998596738        0.2773753516           5.1224843222              360
     220              1,105,888.00        1,098,296.03     5.3965326725        0.3472113210           5.0493213515              360
     221                370,000.00          370,000.00     4.1250000000        0.2650000000           3.8600000000              360
     222              1,664,400.00        1,605,609.49     5.2359052932        0.2650000000           4.9709052932              360
     223                380,000.00          380,000.00     6.0000000000        0.5150000000           5.4850000000              360
     224              2,914,984.00        2,908,936.00     5.3202026695        0.3888370318           4.9313656376              360
     225                969,600.00          954,076.69     5.8178326695        0.3614163347           5.4564163347              360
     226              1,838,319.00        1,837,893.95     5.7717568817        0.2650000000           5.5067568817              360
     227              3,617,868.60        3,612,077.58     5.7865086656        0.2650000000           5.5215086656              360
     228                155,000.00          154,968.52     4.8750000000        0.2650000000           4.6100000000              360
     229                593,391.00          575,080.24     5.3485241707        0.2650000000           5.0835241707              360
     230                400,000.00          399,493.31     5.8750000000        0.5150000000           5.3600000000              360
     231                462,350.00          462,345.89     7.2500000000        0.5150000000           6.7350000000              360
     232                259,000.00          259,000.00     6.6250000000        0.5150000000           6.1100000000              360
     233                436,500.00          434,714.00     5.1654610848        0.5150000000           4.6504610848              360
     234                117,000.00          117,000.00     5.8750000000        0.5150000000           5.3600000000              360
     235                546,845.00          546,788.86     5.6191458893        0.5150000000           5.1041458893              360
     236                759,400.00          759,400.00     5.9498288122        0.2650000000           5.6848288122              360
     237                112,800.00          112,777.91     5.8750000000        0.2650000000           5.6100000000              360
     238              2,351,860.00        2,350,383.26     5.5689634884        0.2927155171           5.2762479713              360
     239              1,602,420.00        1,531,387.06     5.8513265467        0.2650000000           5.5863265467              360
     240                279,200.00          278,327.99     6.8750000000        0.5150000000           6.3600000000              360
     241                150,400.00          148,513.96     6.8750000000        0.5150000000           6.3600000000              360
     242                312,000.00          312,000.00     7.5000000000        0.5150000000           6.9850000000              360
     243                463,100.00          462,979.28     5.5000000000        0.2650000000           5.2350000000              360


Table Continued
Page S-119

                                                                                                                            Months
        Remaining           Remaining Term                                                                 Months to Next  Between
   Amortization Term         of Maturity                                                                   Interest Rate     Rate
      (in months)           (in months)       Loan Type           Index               Net Margin (%)        Adjustment    Adjustment
   -----------------       ---------------    ---------           -----               --------------      --------------- ----------
          332                                 Adjustable      1 Year Libor          198.5000000000              32               12
          332                                 Adjustable     1 Year Treasury        248.5000000000              32               12
          333                                 Adjustable     1 Year Treasury        248.5000000000              33               12
          334                                 Adjustable     1 Year Treasury        248.5000000000              34               12
          335                                 Adjustable      1 Year Libor          173.5000000000              35               12
          335                                 Adjustable     1 Year Treasury        223.5000000000              35               12
          335                                 Adjustable      6 Month Libor         173.5000000000              35               6
          336                                 Adjustable      1 Year Libor          173.5000000000              36               12
          336                                 Adjustable      1 Year Libor          173.5000000000              36               12
          337                                 Adjustable     1 Year Treasury        248.5000000000              37               12
          337                                 Adjustable      6 Month Libor         173.5000000000              37               6
          338                                 Adjustable     1 Year Treasury        248.5000000000              38               12
          338                                 Adjustable     1 Year Treasury        248.5000000000              38               12
          339                                 Adjustable      1 Year Libor          173.5000000000              39               12
          339                                 Adjustable     1 Year Treasury        248.5000000000              39               12
          316                                 Adjustable     1 Year Treasury        248.5000000000              3                12
          333                                 Adjustable      6 Month Libor          98.5000000000              3                6
          339                                 Adjustable      6 Month Libor         436.0000000000              3                6
          340                                 Adjustable      1 Year Libor          173.5000000000              40               12
          340                                 Adjustable      1 Year Libor          173.5000000000              40               12
          340                                 Adjustable     1 Year Treasury        248.5000000000              40               12
          340                                 Adjustable     1 Year Treasury        223.5000000000              40               12
          340                                 Adjustable      6 Month Libor         173.5000000000              40               6
          341                                 Adjustable      1 Year Libor          198.5000000000              41               12
          341                                 Adjustable     1 Year Treasury        243.6997174559              41               12
          341                                 Adjustable      6 Month Libor         173.5000000000              41               6
          341                                 Adjustable      6 Month Libor         173.5000000000              41               6
          342                                 Adjustable     1 Year Treasury        248.5000000000              42               12
          342                                 Adjustable      6 Month Libor         173.5000000000              42               6
          341                                 Adjustable     1 Year Treasury        173.5000000000              4                12
          335                                 Adjustable      6 Month Libor         611.0000000000              4                6
          329                                 Adjustable      6 Month Libor         472.5152825231              4                6
          329                                 Adjustable      6 Month Libor         511.0000000000              4                6
          332                                 Adjustable      6 Month Libor         549.8607709511              5                6
          324                                 Adjustable      6 Month Libor         534.3822589216              5                6
          336                                 Adjustable      6 Month Libor         298.5000000000              5                6
          337                                 Adjustable      1 Year Libor          198.5000000000              6                6
          330                                 Adjustable      6 Month Libor         173.5000000000              6                6
          313                                 Adjustable      6 Month Libor         198.5000000000              6                6
          308                                 Adjustable      1 Year Libor          198.5000000000              7                12
          251                                 Adjustable     1 Year Treasury        189.5733116196              7                12
          331                                 Adjustable      6 Month Libor         173.5000000000              7                6
          343                                 Adjustable      6 Month Libor         198.5000000000              7                6
          343                                 Adjustable      6 Month Libor         450.0071613393              7                6
          343                                 Adjustable      6 Month Libor         866.5000000000              7                6
          344                                 Adjustable      6 Month Libor         448.5000000000              8                6
          344                                 Adjustable      6 Month Libor         718.5000000000              8                6
          344                                 Adjustable      6 Month Libor         230.1737615867              8                6
          346                                 Adjustable      1 Year Libor          173.5000000000              9                12
          309                                 Adjustable     1 Year Treasury        248.5000000000              9                12
          345                                 Adjustable      6 Month Libor         373.5000000000              9                6
          343                                 Adjustable      1 Year Libor          198.5000000000              43               12
          343                                 Adjustable     1 Year Treasury        248.5000000000              43               12
          319                                 Adjustable     1 Year Treasury        248.5000000000              43               12
          343                                 Adjustable      6 Month Libor         173.5000000000              43               6
          344                                 Adjustable      1 Year Libor          198.5000000000              44               12
          344                                 Adjustable      1 Year Libor          232.6435869764              44               12
          344                                 Adjustable     1 Year Treasury        240.2788678978              44               12
          320                                 Adjustable     1 Year Treasury        248.5000000000              44               12
          337                                 Adjustable     1 Year Treasury        248.5000000000              44               12
          345                                 Adjustable      1 Year Libor          198.5000000000              45               12
          345                                 Adjustable      1 Year Libor          186.1162968178              45               12
          345                                 Adjustable      1 Year Libor          188.8583665271              45               12
          345                                 Adjustable     1 Year Treasury        248.5000000000              45               12
          345                                 Adjustable     1 Year Treasury        248.5000000000              45               12
          321                                 Adjustable     1 Year Treasury        248.5000000000              45               12
          337                                 Adjustable     1 Year Treasury        248.5000000000              45               12
          345                                 Adjustable      6 Month Libor         186.0000000000              45               6
          345                                 Adjustable      6 Month Libor         223.5000000000              45               6
          345                                 Adjustable      6 Month Libor         223.5000000000              45               6
          345                                 Adjustable      6 Month Libor         173.5000000000              45               6
          346                                 Adjustable      1 Year Libor          273.5000000000              46               12
          346                                 Adjustable      1 Year Libor          164.2713527668              46               12
          346                                 Adjustable      1 Year Libor          198.5000000000              46               12
          346                                 Adjustable     1 Year Treasury        248.5000000000              46               12
          346                                 Adjustable     1 Year Treasury        245.7284482872              46               12
          322                                 Adjustable     1 Year Treasury        248.5000000000              46               12
          346                                 Adjustable      6 Month Libor         223.5000000000              46               6
          346                                 Adjustable      6 Month Libor         223.5000000000              46               6
          347                                 Adjustable      1 Year Libor          173.5000000000              47               12
          347                                 Adjustable      1 Year Libor          198.5000000000              47               12


Table Continued
Page S-119


     Next
    Payment         Months                                                                                     Remaining
  Adjustment        Between                           Subsequent                                                Interest
    Period          Payment      Initial Periodic    Periodic Rate       Net Minimum        Net Maximum        Only Term
   (Months)         Adjustment    Rate Cap (%)        Cap (%)             Rate (%)            Rate (%)         (in months)
------------        ----------    ------------      --------------      -------------      -------------       -----------
      32             12          5.0000000000        1.0000000000       1.9850000000        9.9850000000
      32             12          5.0000000000        2.0000000000       2.4850000000        9.1100000000          32
      33             12          5.0000000000        2.0000000000       2.4850000000        9.9850000000
      34             12          5.0000000000        2.0000000000       2.4850000000       10.7350000000          34
      35             12          3.0000000000        2.0000000000       1.7350000000        9.8600000000          35
      35             12          2.0000000000        2.0000000000       2.2350000000       11.2350000000
      35              6          3.0000000000        2.0000000000       1.7350000000       10.7350000000
      36             12          3.0000000000        2.0000000000       1.7350000000        9.8600000000          36
      36             12          3.0000000000        2.0000000000       1.7350000000        9.9850000000          36
      37             12          5.0000000000        2.0000000000       2.4850000000       10.0781217461          37
      37              6          3.0000000000        1.7599355714       1.7350000000       10.4150483214          37
      38             12          5.0000000000        2.0000000000       2.4850000000       10.2529108121          38
      38             12          5.0000000000        2.0000000000       2.4850000000        9.8600000000
      39             12          3.0000000000        2.0000000000       1.7350000000        9.5192558984          39
      39             12          5.0000000000        2.0000000000       2.4850000000       10.0575786674          39
       3             12          2.0000000000        2.0000000000       2.4850000000       10.1100000000
       3              6          3.0000000000        1.0000000000       0.9850000000        9.3600000000          93
       3              6          3.0000000000        3.0000000000       4.3600000000       13.4350000000
      40             12          3.0000000000        1.0000000000       1.7350000000        9.9078451072          40
      40             12          3.0000000000        2.0000000000       1.7350000000        9.4850000000          40
      40             12          5.0000000000        2.0000000000       2.4850000000        9.8235385934          40
      40             12          3.0000000000        2.0000000000       2.2350000000       14.4850000000
      40              6          3.0000000000        1.0000000000       1.7350000000       12.3600000000          40
      41             12          5.0000000000        1.0000000000       1.9850000000       10.6100000000
      41             12          4.4239660947        2.0000000000       2.4369971746       10.4256305224          41
      41              6          3.0000000000        1.0000000000       1.7350000000       11.3600000000          41
      41              6          3.0000000000        2.0000000000       1.7350000000       12.3600000000
      42             12          5.0000000000        2.0000000000       2.4850000000       10.4090869961          42
      42              6          3.0000000000        2.0000000000       1.7350000000       11.3600000000          42
       4             12          3.0000000000        1.0000000000       1.7350000000        9.3600000000
       4              6          3.0000000000        3.0000000000       6.1100000000       15.1100000000
       4              6          3.0000000000        2.4143602265       4.7251528252       12.9003338421
       4              6          3.0000000000        1.0000000000       5.1100000000       12.6100000000
       5              6          3.0000000000        1.0000000000       7.7275716672       13.7275716672
       5              6          3.0000000000        1.4919112946       5.3438225892       13.6059556473
       5              6          3.0000000000        1.0000000000       2.9850000000       11.2850000000
       6              6          3.0000000000        2.0000000000       1.9850000000       11.4850000000          96
       6              6          3.0000000000        2.0000000000       1.7350000000       10.9850000000          6
       6              6          2.0000000000        1.0000000000       1.9850000000        9.8600000000
       7             12          2.0000000000        1.0000000000       1.9850000000       11.2350000000
       7             12          3.0000000000        1.0000000000       0.9373558451       10.2588220775
       7              6          3.0000000000        2.0000000000       1.7350000000       10.3650000000          7
       7              6          3.0000000000        3.0000000000       1.9850000000       11.4350000000          43
       7              6          3.0000000000        3.0000000000       4.5000716134       14.6207654381
       7              6          3.0000000000        1.0000000000       8.6650000000       15.6650000000
       8              6          3.0000000000        1.5000000000       4.4850000000       13.3350000000          8
       8              6          3.0000000000        3.0000000000       7.1850000000       14.1850000000
       8              6          3.0000000000        1.7055082561       2.3017376159       12.8308688079
       9             12          5.0000000000        5.0000000000       1.7350000000       10.1100000000         106
       9             12          5.0000000000        2.0000000000       2.4850000000       10.6100000000
       9              6          3.0000000000        1.0000000000       3.7350000000       13.9850000000
      43             12          5.0000000000        1.0000000000       1.9850000000       10.4850000000          43
      43             12          5.0000000000        2.0000000000       2.4850000000        9.9534655646          43
      43             12          2.0000000000        2.0000000000       2.4850000000        9.7350000000          43
      43              6          3.0000000000        2.0000000000       1.7350000000       11.3600000000          43
      44             12          5.0000000000        1.0000000000       1.9850000000       10.2350000000         104
      44             12          4.9009971873        1.0495014063       2.3264358698       10.1224843222          44
      44             12          4.0134641477        2.0000000000       2.4027886790       10.3781666356          44
      44             12          5.0000000000        2.0000000000       2.4850000000        8.8600000000          44
      44             12          5.0000000000        2.0000000000       2.4850000000        9.9709052932
      45             12          2.0000000000        2.0000000000       1.9850000000       11.4850000000         105
      45             12          4.0093037454        1.4953481273       1.8611629682        9.9313656376          45
      45             12          5.0000000000        1.3856653389       1.8885836653       10.4564163347
      45             12          5.0000000000        2.0000000000       2.4850000000       10.5067568817         105
      45             12          5.0000000000        2.0000000000       2.4850000000       10.5215086656          45
      45             12          5.0000000000        2.0000000000       2.4850000000        9.6100000000          45
      45             12          5.0000000000        2.0000000000       2.4850000000       10.0835241707
      45              6          3.0000000000        2.0000000000       1.8600000000       11.3600000000         105
      45              6          6.0000000000        2.0000000000       6.7350000000       12.7350000000         105
      45              6          3.0000000000        2.0000000000       2.2350000000       12.1100000000          45
      45              6          3.0000000000        2.0000000000       1.7350000000       10.6504610848          45
      46             12          2.0000000000        2.0000000000       2.7350000000       11.3600000000         106
      46             12          3.1074376680        1.3691458893       1.6427135277       10.7350000000         106
      46             12          5.0000000000        1.0000000000       1.9850000000       10.6848288122          46
      46             12          5.0000000000        2.0000000000       2.4850000000       10.6100000000         106
      46             12          5.0000000000        2.0000000000       2.4572844829       10.2762479713          46
      46             12          5.0000000000        2.0000000000       2.4850000000       10.5863265467
      46              6          3.0000000000        6.0000000000       2.2350000000       12.3600000000         106
      46              6          3.0000000000        2.0000000000       2.2350000000       12.3600000000
      47             12          5.0000000000        2.0000000000       1.7350000000       11.9850000000         107
      47             12          5.0000000000        1.0000000000       1.9850000000       10.2350000000          47



                                     S-119


Table Continued
Page S-120
                                                                                                                          Original
   Mortgage              Original                                                                                       Amortization
     Loan                 Balance         Current Balance  Gross Mortgage                           Net Mortgage Rate       Term
    Number                  ($)                 ($)           Rate (%)         Servicing (%)              (%)           (in months)
  ------------       --------------        ---------------  -------------      -------------        -----------------  -------------
     244                120,000.00          118,797.78     7.5000000000        0.5150000000           6.9850000000               360
     245              1,147,420.00        1,147,420.00     5.5738068885        0.2650000000           5.3088068885               360
     246                279,200.00          279,200.00     5.5000000000        0.5150000000           4.9850000000               360
     247                522,300.00          504,098.42     5.4593257900        0.2650000000           5.1943257900               360
     248                113,600.00          113,599.46     8.3750000000        0.5150000000           7.8600000000               360
     249                180,000.00          177,478.85     6.2500000000        0.5150000000           5.7350000000               360
     250              1,113,092.00        1,112,887.43     7.1780450214        0.5150000000           6.6630450214               360
     251              1,250,000.00        1,250,000.00     6.0750000000        0.2650000000           5.8100000000               360
     252                191,448.00          189,621.84     7.5000000000        0.5150000000           6.9850000000               360
     253              2,838,950.00        2,837,807.23     5.4308978164        0.2650000000           5.1658978164               360
     254                244,000.00          244,000.00     7.3750000000        0.5150000000           6.8600000000               360
     255                475,040.00          475,037.02     6.4816895586        0.3753071925           6.1063823662               360
     256                297,200.00          297,174.53     5.7500000000        0.5150000000           5.2350000000               360
     257                403,400.00          398,730.44     5.8395336866        0.5150000000           5.3245336866               360
     258                355,192.00          355,191.91     7.3058824665        0.5150000000           6.7908824665               360
     259                110,400.00          110,034.73     7.7500000000        0.5150000000           7.2350000000               360
     260                191,900.00          190,792.90     7.7500000000        0.5150000000           7.2350000000               360
     261                495,450.00          495,450.00     7.5000000000        0.5150000000           6.9850000000               360
     262                 69,885.00           69,550.09     6.6250000000        0.5150000000           6.1100000000               357
     263                270,000.00          267,970.98     7.5800000000        0.5150000000           7.0650000000               360
     264                328,000.00          328,000.00     5.7500000000        0.2650000000           5.4850000000               360
     265                504,000.00          498,622.98     5.7500000000        0.2650000000           5.4850000000               360
     266                407,350.00          407,151.41     7.4766522392        0.5150000000           6.9616522392               360
     267                401,600.00          398,098.11     6.2500000000        0.5150000000           5.7350000000               360
     268                251,000.00          251,000.00     5.6250000000        0.2650000000           5.3600000000               360
     269                388,924.00          388,924.00     5.8207876089        0.2650000000           5.5557876089               360
     270              1,110,000.00        1,109,981.70     7.5000000000        0.5150000000           6.9850000000               360
     271                544,000.00          544,000.00     7.7500000000        0.5150000000           7.2350000000               360
     272                222,950.00          222,950.00     6.2500000000        0.2650000000           5.9850000000               360
     273                272,000.00          271,929.48     7.7500000000        0.5150000000           7.2350000000               360
     274                136,000.00          136,000.00     7.2500000000        0.5150000000           6.7350000000               360
     275                183,000.00          183,000.00     6.5000000000        0.2650000000           6.2350000000               360
     276                356,600.00          356,600.00     9.3750000000        0.5150000000           8.8600000000               360
     277                174,500.00          174,500.00     9.3750000000        0.5150000000           8.8600000000               360
     278                182,000.00          182,000.00     7.6250000000        0.5150000000           7.1100000000               360
     279                288,000.00          288,000.00     6.2500000000        0.2650000000           5.9850000000               360
     280                304,000.00          304,000.00     7.6250000000        0.5150000000           7.1100000000               360
     281                187,400.00          187,400.00     7.7500000000        0.5150000000           7.2350000000               360
     282                 87,600.00           87,600.00     8.0000000000        0.5150000000           7.4850000000               360
     283                628,000.00          628,000.00     6.2500000000        0.2650000000           5.9850000000               360
     284                350,000.00          338,660.08     5.7500000000        0.5150000000           5.2350000000               360
     285                580,000.00          580,000.00     7.6250000000        0.5150000000           7.1100000000               360
     286                490,000.00          489,999.99     6.8750000000        0.5150000000           6.3600000000               360
     287                246,000.00          246,000.00     7.5000000000        0.5150000000           6.9850000000               360
     288                247,650.00          247,650.00     8.5000000000        0.5150000000           7.9850000000               360
     289                396,000.00          396,000.00     7.8750000000        0.5150000000           7.3600000000               360
     290                431,359.00          429,741.57     7.6250000000        0.5150000000           7.1100000000               360
     291                182,900.00          182,900.00     6.5000000000        0.5150000000           5.9850000000               360
     292                452,000.00          451,799.05     5.7500000000        0.2650000000           5.4850000000               360
     293                567,000.00          546,430.67     6.0000000000        0.2650000000           5.7350000000               360
     294                136,000.00          135,902.08     7.7000000000        0.5150000000           7.1850000000               360
     295                263,900.00          263,899.88     6.8750000000        0.5150000000           6.3600000000               360
     296                128,800.00          128,800.00     8.1250000000        0.5150000000           7.6100000000               360
     297                177,800.00          177,800.00     8.6250000000        0.5150000000           8.1100000000               360
     298                388,000.00          387,120.22     8.8750000000        0.5150000000           8.3600000000               360
     299                680,200.00          680,182.83     7.3795271541        0.5150000000           6.8645271541               360
     300              1,130,500.00        1,125,951.76     5.4292749662        0.2650000000           5.1642749662               360
     301              3,353,260.00        3,352,340.88     5.5806038179        0.2650000000           5.3156038179               360
     302              1,493,500.00        1,465,226.92     5.6919458148        0.3717188248           5.3202269900               360
     303              3,289,998.00        3,289,218.63     5.7109791562        0.2650000000           5.4459791562               360
     304                640,000.00          621,440.85     5.3750000000        0.2650000000           5.1100000000               360
     305                807,920.00          807,919.27     5.8632039282        0.2650000000           5.5982039282               360
     306              1,242,000.00        1,220,916.86     5.6980616764        0.2650000000           5.4330616764               360
     307              3,963,000.00        3,958,150.69     5.8236635765        0.2901458965           5.5335176800               360
     308              1,266,500.00        1,247,835.69     5.8750000000        0.2650000000           5.6100000000               360
     309              4,700,170.00        4,695,679.14     5.9099024233        0.2650000000           5.6449024233               360
     310                577,951.00          569,838.56     6.2101498559        0.2650000000           5.9451498559               360
     311              2,418,490.00        2,418,126.84     6.1870317403        0.2650000000           5.9220317403               360
     312                179,800.00          177,693.12     6.2500000000        0.2650000000           5.9850000000               360
     313              1,112,720.00        1,111,754.43     6.1844161631        0.2650000000           5.9194161631               360
     314                404,200.00          358,254.56     6.3750000000        0.5150000000           5.8600000000               360
     315                520,000.00          512,702.79     6.1250000000        0.5150000000           5.6100000000               360
     316                671,000.00          671,000.00     5.8750000000        0.2650000000           5.6100000000               360
     317                255,120.00          252,676.30     5.7500000000        0.2650000000           5.4850000000               360
     318              1,062,250.00        1,062,250.00     7.0000000000        0.5150000000           6.4850000000               360
     319                280,800.00          280,800.00     6.5000000000        0.2650000000           6.2350000000               360
     320                748,000.00          743,571.38     7.6250000000        0.5150000000           7.1100000000               360
     321                228,000.00          227,990.75     6.6250000000        0.5150000000           6.1100000000               360
     322                165,500.00          165,218.43     6.3750000000        0.2650000000           6.1100000000               360
     323                640,000.00          635,630.71     5.7500000000        0.2650000000           5.4850000000               360
     324                175,000.00          174,377.80     6.6250000000        0.2650000000           6.3600000000               360



Table Continued
Page S-120

                                                                                                                            Months
        Remaining           Remaining Term                                                                 Months to Next  Between
   Amortization Term         of Maturity                                                                   Interest Rate     Rate
      (in months)           (in months)       Loan Type           Index               Net Margin (%)        Adjustment    Adjustment
   -----------------       ---------------    ---------           -----               --------------      --------------- ----------
          347                                 Adjustable      1 Year Libor          173.5000000000              47               12
          347                                 Adjustable     1 Year Treasury        248.5000000000              47               12
          323                                 Adjustable     1 Year Treasury        223.5000000000              47               12
          331                                 Adjustable     1 Year Treasury        248.5000000000              47               12
          347                                 Adjustable      6 Month Libor         223.5000000000              47               6
          347                                 Adjustable      6 Month Libor         173.5000000000              47               6
          348                                 Adjustable      1 Year Libor          173.5000000000              48               12
          348                                 Adjustable      1 Year Libor          198.5000000000              48               12
          348                                 Adjustable      1 Year Libor          173.5000000000              48               12
          348                                 Adjustable     1 Year Treasury        248.5000000000              48               12
          348                                 Adjustable      6 Month Libor         173.5000000000              48               6
          349                                 Adjustable      1 Year Libor          187.4692807521              49               12
          349                                 Adjustable     1 Year Treasury        223.5000000000              49               12
          349                                 Adjustable     1 Year Treasury        223.5000000000              49               12
          349                                 Adjustable      6 Month Libor         195.8529865869              49               6
          349                                 Adjustable      6 Month Libor         223.5000000000              49               6
          349                                 Adjustable      6 Month Libor         173.5000000000              49               6
          349                                 Adjustable      6 Month Libor         173.5000000000              49               6
          347                                 Adjustable      1 Year Libor          173.5000000000              50               12
          350                                 Adjustable      1 Year Libor          273.5000000000              50               12
          350                                 Adjustable     1 Year Treasury        248.5000000000              50               12
          350                                 Adjustable     1 Year Treasury        248.5000000000              50               12
          350                                 Adjustable      6 Month Libor         173.5000000000              50               6
          351                                 Adjustable      1 Year Libor          173.5000000000              51               12
          351                                 Adjustable     1 Year Treasury        248.5000000000              51               12
          351                                 Adjustable     1 Year Treasury        248.5000000000              51               12
          351                                 Adjustable      6 Month Libor         173.5000000000              51               6
          351                                 Adjustable      6 Month Libor         223.5000000000              51               6
          352                                 Adjustable     1 Year Treasury        248.5000000000              52               12
          352                                 Adjustable      6 Month Libor         173.5000000000              52               6
          352                                 Adjustable      6 Month Libor         173.5000000000              52               6
          353                                 Adjustable     1 Year Treasury        248.5000000000              53               12
          353                                 Adjustable      6 Month Libor         223.5000000000              53               6
          353                                 Adjustable      6 Month Libor         223.5000000000              53               6
          353                                 Adjustable      6 Month Libor         173.5000000000              53               6
          354                                 Adjustable     1 Year Treasury        248.5000000000              54               12
          354                                 Adjustable      6 Month Libor         173.5000000000              54               6
          354                                 Adjustable      6 Month Libor         173.5000000000              54               6
          355                                 Adjustable      1 Year Libor          173.5000000000              55               12
          355                                 Adjustable     1 Year Treasury        248.5000000000              55               12
          331                                 Adjustable     1 Year Treasury        223.5000000000              55               12
          355                                 Adjustable      6 Month Libor         223.5000000000              55               6
          355                                 Adjustable      6 Month Libor         211.0000000000              55               6
          355                                 Adjustable      6 Month Libor         223.5000000000              55               6
          355                                 Adjustable      6 Month Libor         173.5000000000              55               6
          355                                 Adjustable      6 Month Libor         173.5000000000              55               6
          355                                 Adjustable      6 Month Libor         173.5000000000              55               6
          356                                 Adjustable     1 Year Treasury        223.5000000000              56               12
          332                                 Adjustable     1 Year Treasury        248.5000000000              56               12
          332                                 Adjustable     1 Year Treasury        248.5000000000              56               12
          356                                 Adjustable      6 Month Libor         173.5000000000              56               6
          356                                 Adjustable      6 Month Libor         173.5000000000              56               6
          356                                 Adjustable      6 Month Libor         198.5000000000              56               6
          356                                 Adjustable      6 Month Libor         173.5000000000              56               6
          356                                 Adjustable      6 Month Libor         173.5000000000              56               6
          357                                 Adjustable      6 Month Libor         173.5000000000              57               6
          342                                 Adjustable     1 Year Treasury        248.5000000000             102               12
          343                                 Adjustable     1 Year Treasury        248.5000000000             103               12
          343                                 Adjustable     1 Year Treasury        237.8281175178             103               12
          344                                 Adjustable     1 Year Treasury        248.5000000000             104               12
          344                                 Adjustable     1 Year Treasury        248.5000000000             104               12
          345                                 Adjustable     1 Year Treasury        248.5000000000             105               12
          345                                 Adjustable     1 Year Treasury        248.5000000000             105               12
          346                                 Adjustable     1 Year Treasury        245.9854103521             106               12
          346                                 Adjustable     1 Year Treasury        248.5000000000             106               12
          347                                 Adjustable     1 Year Treasury        248.5000000000             107               12
          347                                 Adjustable     1 Year Treasury        248.5000000000             107               12
          348                                 Adjustable     1 Year Treasury        248.5000000000             108               12
          348                                 Adjustable     1 Year Treasury        248.5000000000             108               12
          349                                 Adjustable     1 Year Treasury        248.5000000000             109               12
          349                                 Adjustable      6 Month Libor         173.5000000000             109               6
          350                                 Adjustable     1 Year Treasury        223.5000000000             110               12
          351                                 Adjustable     1 Year Treasury        248.5000000000             111               12
          351                                 Adjustable     1 Year Treasury        248.5000000000             111               12
          351                                 Adjustable      6 Month Libor         173.5000000000             111               6
          352                                 Adjustable     1 Year Treasury        248.5000000000             112               12
          352                                 Adjustable      6 Month Libor         173.5000000000             112               6
          353                                 Adjustable      1 Year Libor          173.5000000000             113               12
          353                                 Adjustable     1 Year Treasury        248.5000000000             113               12
          354                                 Adjustable     1 Year Treasury        248.5000000000             114               12
          355                                 Adjustable     1 Year Treasury        248.5000000000             115               12


Table Continued
Page S-120


     Next
    Payment         Months                                                                                     Remaining
  Adjustment        Between                           Subsequent                                                Interest
    Period          Payment      Initial Periodic    Periodic Rate       Net Minimum        Net Maximum        Only Term
   (Months)         Adjustment    Rate Cap (%)        Cap (%)             Rate (%)            Rate (%)         (in months)
------------        ----------    ------------      --------------      -------------      -------------       -----------
      47             12          3.0000000000        2.0000000000       1.7350000000       11.9850000000
      47             12          5.0000000000        2.0000000000       2.4850000000       10.3088068885          47
      47             12          5.0000000000        5.0000000000       2.2350000000        9.9850000000          47
      47             12          5.0000000000        2.0000000000       2.4850000000       10.1943257900
      47              6          3.0000000000        2.0000000000       2.2350000000       13.8600000000          47
      47              6          6.0000000000        2.0000000000       1.7350000000       11.7350000000
      48             12          5.0000000000        1.8095072473       1.7350000000       11.6630450214         108
      48             12          5.0000000000        1.0000000000       1.9850000000       10.8100000000          48
      48             12          5.0000000000        2.0000000000       1.7350000000       11.9850000000
      48             12          5.0000000000        2.0000000000       2.4850000000       10.1658978164          48
      48              6          3.0000000000        1.0000000000       1.7350000000       12.8600000000          48
      49             12          5.0000000000        1.4412287699       1.8746928075       11.1063823662         109
      49             12          5.0000000000        5.0000000000       2.2350000000       10.2350000000         109
      49             12          3.7162694927        3.7162694927       2.2350000000       10.6809326268
      49              6          4.1058805365        1.4470597317       1.9585298659       12.2379421982         109
      49              6          3.0000000000        2.0000000000       2.2350000000       13.2350000000          49
      49              6          3.0000000000        1.0000000000       1.7350000000       12.4850000000          49
      49              6          3.0000000000        1.0000000000       1.7350000000       12.9850000000          49
      50             12          2.0000000000        2.0000000000       1.7350000000       11.1100000000         110
      50             12          2.0000000000        2.0000000000       2.7350000000       12.0650000000
      50             12          5.0000000000        2.0000000000       2.4850000000       10.4850000000         110
      50             12          5.0000000000        2.0000000000       2.4850000000       10.4850000000
      50              6          3.0000000000        1.0000000000       1.7350000000       12.9616522392          50
      51             12          5.0000000000        2.0000000000       1.7350000000       10.7350000000
      51             12          5.0000000000        2.0000000000       2.4850000000       10.3600000000         111
      51             12          5.0000000000        2.0000000000       2.4850000000       10.5557876089          51
      51              6          5.0000000000        5.0000000000       1.7350000000       11.9850000000         111
      51              6          3.0000000000        2.0000000000       2.2350000000       13.2350000000          51
      52             12          5.0000000000        2.0000000000       2.4850000000       10.9850000000          52
      52              6          3.0000000000        2.0000000000       1.7350000000       13.2350000000          52
      52              6          3.0000000000        1.0000000000       1.7350000000       11.7350000000          52
      53             12          5.0000000000        2.0000000000       2.4850000000       11.2350000000          53
      53              6          6.0000000000        2.0000000000       8.8600000000       14.8600000000         113
      53              6          3.0000000000        2.0000000000       2.2350000000       14.8600000000          53
      53              6          3.0000000000        1.0000000000       1.7350000000       13.1100000000          53
      54             12          5.0000000000        2.0000000000       2.4850000000       10.9850000000         114
      54              6          3.0000000000        2.0000000000       1.7350000000       13.1100000000          54
      54              6          3.0000000000        1.0000000000       1.7350000000       13.2350000000          54
      55             12          5.0000000000        5.0000000000       1.7350000000       12.4850000000         115
      55             12          5.0000000000        2.0000000000       2.4850000000       10.9850000000          55
      55             12          5.0000000000        5.0000000000       2.2350000000       10.2350000000
      55              6          3.0000000000        2.0000000000       2.2350000000       13.1100000000         115
      55              6          3.0000000000        2.0000000000       2.1100000000       12.3600000000         115
      55              6          3.0000000000        2.0000000000       2.2350000000       12.9850000000          55
      55              6          5.0000000000        1.0000000000       1.7350000000       12.9850000000          55
      55              6          5.0000000000        5.0000000000       1.7350000000       12.3600000000          55
      55              6          3.0000000000        2.0000000000       1.7350000000       13.1100000000
      56             12          2.0000000000        2.0000000000       2.2350000000       10.9850000000         116
      56             12          5.0000000000        2.0000000000       2.4850000000       10.4850000000          56
      56             12          5.0000000000        2.0000000000       2.4850000000       10.7350000000
      56              6          5.0000000000        1.0000000000       1.7350000000       12.1850000000         116
      56              6          3.0000000000        2.0000000000       1.7350000000       12.3600000000         116
      56              6          5.0000000000        5.0000000000       1.9850000000       12.6100000000          56
      56              6          3.0000000000        1.0000000000       1.7350000000       14.1100000000          56
      56              6          5.0000000000        1.0000000000       1.7350000000       13.3600000000
      57              6          3.9818913835        1.0000000000       1.7350000000       11.8645271541          57
      102            12          5.0000000000        2.0000000000       2.4850000000       10.1642749662         102
      103            12          5.0000000000        2.0000000000       2.4850000000       10.3156038179         103
      103            12          5.0000000000        3.2806258979       2.3782811752       10.3202269900
      104            12          5.0000000000        2.0000000000       2.4850000000       10.4459791562         104
      104            12          5.0000000000        2.0000000000       2.4850000000       10.1100000000
      105            12          5.0000000000        2.0000000000       2.4850000000       10.5982039282         105
      105            12          5.0000000000        2.0000000000       2.4850000000       10.4330616764
      106            12          5.0000000000        2.3017507578       2.4598541035       10.5209447318         106
      106            12          5.0000000000        2.0000000000       2.4850000000       10.6100000000
      107            12          5.0000000000        2.0000000000       2.4850000000       10.6449024233         107
      107            12          5.0000000000        2.0000000000       2.4850000000       10.9451498559
      108            12          5.0000000000        2.0000000000       2.4850000000       10.9220317403         108
      108            12          5.0000000000        2.0000000000       2.4850000000       10.9850000000
      109            12          5.0000000000        2.0000000000       2.4850000000       10.9194161631         109
      109             6          3.0000000000        1.0000000000       1.7350000000       12.4850000000         109
      110            12          5.0000000000        5.0000000000       2.2350000000       10.6100000000
      111            12          5.0000000000        2.0000000000       2.4850000000       10.6100000000         111
      111            12          5.0000000000        2.0000000000       2.4850000000       10.4850000000
      111             6          5.0000000000        2.0000000000       1.7350000000       12.4850000000         111
      112            12          5.0000000000        2.0000000000       2.4850000000       11.2350000000         112
      112             6          3.0000000000        2.0000000000       1.7350000000       13.1100000000
      113            12          3.0000000000        2.0000000000       1.7350000000       12.1100000000         113
      113            12          5.0000000000        2.0000000000       2.4850000000       11.1100000000         113
      114            12          5.0000000000        2.0000000000       2.4850000000       10.4850000000
      115            12          5.0000000000        2.0000000000       2.4850000000       11.3600000000         115


Table Continued
Page S-121

                                                                                                                          Original
   Mortgage              Original                                                                                       Amortization
     Loan                 Balance         Current Balance  Gross Mortgage                           Net Mortgage Rate       Term
    Number                  ($)                 ($)           Rate (%)         Servicing (%)              (%)           (in months)
  ------------       --------------        ---------------  -------------      -------------        -----------------  -------------
     325                260,600.00          259,226.49     5.7500000000        0.2650000000           5.4850000000               360
     326              1,368,750.00        1,366,304.92     7.2500000000        0.5150000000           6.7350000000               360
     327                690,000.00          690,000.00     6.2500000000        0.5150000000           5.7350000000               360
     328              1,435,000.00        1,434,809.90     5.6463111681        0.2650000000           5.3813111681               360
     329                150,400.00          145,850.00     5.5000000000        0.2650000000           5.2350000000               360
     330                592,000.00          581,248.80     5.5000000000        0.2650000000           5.2350000000               360
     331                438,900.00          432,008.30     6.0000000000        0.2650000000           5.7350000000               360
     332                 60,000.00           54,795.00     7.5000000000        0.5150000000           6.9850000000               180
     333                134,910.00          134,656.58     5.8750000000        0.2650000000           5.6100000000               360
     334                775,761.00          764,738.04     5.9767494402        0.2650000000           5.7117494402               360
     335              1,432,500.00        1,432,500.00     6.1424520070        0.2650000000           5.8774520070               360
     336                101,920.00          101,920.00     5.7500000000        0.2650000000           5.4850000000               360
     337                537,920.00          530,737.37     5.5483249488        0.2650000000           5.2833249488               360
     338                400,000.00          396,285.51     7.0000000000        0.5150000000           6.4850000000               360
     339                340,000.00          336,924.60     6.6250000000        0.5150000000           6.1100000000               360
     340                174,450.00          174,073.74     6.3750000000        0.5150000000           5.8600000000               360
     341                502,400.00          502,400.00     6.3750000000        0.5150000000           5.8600000000               360
     342                547,360.00          547,360.00     7.2500000000        0.5150000000           6.7350000000               360
     343                596,000.00          595,807.30     6.7500000000        0.5150000000           6.2350000000               360
     344                335,200.00          335,200.00     6.3750000000        0.2650000000           6.1100000000               360
     345              2,201,950.00        2,185,644.86     5.7970017942        0.2650000000           5.5320017942               360
     346                270,000.00          270,000.00     7.8750000000        0.5150000000           7.3600000000               360
     347                950,081.00          895,561.85     5.7849205683        0.2650000000           5.5199205683               360
     348                533,937.75          529,200.03     4.8726189037        0.5150000000           4.3576189037               324


Table Continued
Page S-121

                                                                                                                            Months
        Remaining           Remaining Term                                                                 Months to Next  Between
   Amortization Term         of Maturity                                                                   Interest Rate     Rate
      (in months)           (in months)       Loan Type           Index               Net Margin (%)        Adjustment    Adjustment
   -----------------       ---------------    ---------           -----               --------------      --------------- ----------
          355                                 Adjustable     1 Year Treasury        248.5000000000             115               12
          356                                 Adjustable      1 Year Libor          173.5000000000             116               12
          341                                 Adjustable      1 Year Libor          173.5000000000              65               12
          341                                 Adjustable     1 Year Treasury        248.5000000000              65               12
          342                                 Adjustable     1 Year Treasury        248.5000000000              66               12
          344                                 Adjustable     1 Year Treasury        248.5000000000              68               12
          345                                 Adjustable     1 Year Treasury        248.5000000000              69               12
          166                                 Adjustable      1 Year Libor          173.5000000000              70               12
          347                                 Adjustable     1 Year Treasury        248.5000000000              71               12
          347                                 Adjustable     1 Year Treasury        248.5000000000              71               12
          348                                 Adjustable     1 Year Treasury        248.5000000000              72               12
          348                                 Adjustable     1 Year Treasury        248.5000000000              72               12
          348                                 Adjustable     1 Year Treasury        248.5000000000              72               12
          349                                 Adjustable     1 Year Treasury        223.5000000000              73               12
          350                                 Adjustable     1 Year Treasury        248.5000000000              74               12
          350                                 Adjustable      6 Month Libor         173.5000000000              74               6
          350                                 Adjustable      6 Month Libor         173.5000000000              74               6
          352                                 Adjustable      6 Month Libor         173.5000000000              76               6
          353                                 Adjustable      1 Year Libor          173.5000000000              77               12
          353                                 Adjustable     1 Year Treasury        248.5000000000              77               12
          353                                 Adjustable     1 Year Treasury        248.5000000000              77               12
          353                                 Adjustable      6 Month Libor         173.5000000000              77               6
          354                                 Adjustable     1 Year Treasury        248.5000000000              78               12
          322                                 Adjustable     1 Year Treasury        223.5000000000              82               12



Table Continued
Page S-121


     Next
    Payment         Months                                                                                     Remaining
  Adjustment        Between                           Subsequent                                                Interest
    Period          Payment      Initial Periodic    Periodic Rate       Net Minimum        Net Maximum        Only Term
   (Months)         Adjustment    Rate Cap (%)        Cap (%)             Rate (%)            Rate (%)         (in months)
------------        ----------    ------------      --------------      -------------      -------------       -----------
      115            12          5.0000000000        2.0000000000       2.4850000000       10.4850000000
      116            12          3.0000000000        2.0000000000       1.7350000000       12.7350000000         116
      65             12          3.0000000000        2.0000000000       1.7350000000       10.7350000000          65
      65             12          5.0000000000        2.0000000000       2.4850000000       10.3813111681          65
      66             12          5.0000000000        2.0000000000       2.4850000000       10.2350000000          66
      68             12          5.0000000000        2.0000000000       2.4850000000       10.2350000000
      69             12          5.0000000000        2.0000000000       2.4850000000       10.7350000000          69
      70             12          5.0000000000        2.0000000000       1.7350000000       11.9850000000
      71             12          5.0000000000        2.0000000000       2.4850000000       10.6100000000          71
      71             12          5.0000000000        2.0000000000       2.4850000000       10.7117494402
      72             12          5.0000000000        2.0000000000       2.4850000000       10.8774520070         108
      72             12          5.0000000000        2.0000000000       2.4850000000       10.4850000000          72
      72             12          5.0000000000        2.0000000000       2.4850000000       10.2833249488
      73             12          5.0000000000        5.0000000000       2.2350000000       11.4850000000
      74             12          5.0000000000        5.0000000000       2.4850000000       11.1100000000
      74              6          3.0000000000        1.0000000000       1.7350000000       12.4850000000         110
      74              6          3.0000000000        1.0000000000       1.7350000000       12.4850000000          62
      76              6          3.0000000000        2.0000000000       1.7350000000       12.7350000000          64
      77             12          5.0000000000        2.0000000000       1.7350000000       12.4850000000         113
      77             12          5.0000000000        2.0000000000       2.4850000000       11.1100000000         113
      77             12          5.0000000000        2.0000000000       2.4850000000       10.5320017942
      77              6          3.0000000000        1.0000000000       1.7350000000       13.3600000000          65
      78             12          5.0000000000        2.0000000000       2.4850000000       10.5199205683
      82             12          5.0000000000        5.0000000000       2.2350000000        9.3576189037


         While it is assumed that each of the mortgage loans prepays at the indicated percentages of CPR, this is not likely to be the case.

         Discrepancies will exist between the characteristics of the actual mortgage loans which will be delivered to the trustee and characteristics of the mortgage loans assumed in preparing the tables. To the extent that the mortgage loans have characteristics which differ from those assumed in preparing the tables, the certificates may mature earlier or later than indicated by the tables.

         Based on the foregoing assumptions, the tables below indicate the weighted average life of each class of offered certificates and set forth the percentages of the initial certificate principal balance of each such class that would be outstanding after the distribution date in December of each of the years indicated, assuming that the mortgage loans prepay at the indicated percentages of CPR. Neither CPR nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans securitized in connection with the issuance of the certificates. Variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentage of initial certificate principal balance (and weighted average life) shown in the following tables. These variations may occur even if the average prepayment experience of all such mortgage loans equals any of the specified percentages of CPR.


                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               ------------------------------------------------------------------------------------------
                                                                      Class I-A-1
                               ------------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               ------------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100          100         100          100
December 2007.................       98           87          76           65           54          43           31
December 2008.................       97           76          57           41           26          14            4
December 2009.................       95           66          42           24           10          1             0
December 2010.................       93           57          31           13            1          0             0
December 2011.................       91           49          22            5            0          0             0
December 2012.................       89           42          15            1            0          0             0
December 2013.................       87           36          11            0            0          0             0
December 2014.................       85           31          8             0            0          0             0
December 2015.................       82           27          6             0            0          0             0
December 2016.................       79           24          4             0            0          0             0
December 2017.................       76           20          3             0            0          0             0
December 2018.................       73           18          3             0            0          0             0
December 2019.................       69           15          2             0            0          0             0
December 2020.................       66           13          1             0            0          0             0
December 2021.................       62           11          1             0            0          0             0
December 2022.................       58            9          1             0            0          0             0
December 2023.................       54            8          1             0            0          0             0
December 2024.................       49            6          *             0            0          0             0
December 2025.................       44            5          *             0            0          0             0
December 2026.................       39            4          *             0            0          0             0
December 2027.................       34            3          *             0            0          0             0
December 2028.................       29            2          *             0            0          0             0
December 2029.................       24            2          *             0            0          0             0
December 2030.................       19            1          *             0            0          0             0
December 2031.................       13            1          *             0            0          0             0
December 2032.................        8            *          *             0            0          0             0
December 2033.................        3            *          *             0            0          0             0
December 2034.................        1            *          *             0            0          0             0
December 2035.................        *            *          *             0            0          0             0
December 2036.................        0            0          0             0            0          0             0
Weighted Average Life
(in years)(1).................     16.67        6.62         3.30        1.93         1.35         0.99        0.75

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.



                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               -----------------------------------------------------------------------------------------
                                                                     Class I-A-2A
                               -----------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               -----------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100          100         100          100
December 2007.................       99           88          76           65           54          43           31
December 2008.................       98           76          58           41           27          14            4
December 2009.................       96           67          43           24           11           1            0
December 2010.................       95           58          31           13           1            0            0
December 2011.................       93           50          22            5           0            0            0
December 2012.................       91           43          16            1           0            0            0
December 2013.................       90           37          11            0           0            0            0
December 2014.................       88           33           8            0           0            0            0
December 2015.................       86           28           6            0           0            0            0
December 2016.................       83           25           4            0           0            0            0
December 2017.................       81           22           3            0           0            0            0
December 2018.................       77           19           3            0           0            0            0
December 2019.................       74           16           2            0           0            0            0
December 2020.................       71           14           2            0           0            0            0
December 2021.................       68           12           1            0           0            0            0
December 2022.................       64           10           1            0           0            0            0
December 2023.................       61           9            1            0           0            0            0
December 2024.................       56           7            1            0           0            0            0
December 2025.................       52           6            *            0           0            0            0
December 2026.................       48           5            *            0           0            0            0
December 2027.................       43           4            *            0           0            0            0
December 2028.................       37           3            *            0           0            0            0
December 2029.................       32           2            *            0           0            0            0
December 2030.................       26           2            *            0           0            0            0
December 2031.................       20           1            *            0           0            0            0
December 2032.................       13           1            *            0           0            0            0
December 2033.................        6           *            *            0           0            0            0
December 2034.................        1           *            *            0           0            0            0
December 2035.................        *           *            *            0           0            0            0
December 2036.................        0           0            0            0           0            0            0
Weighted Average Life
(in years)(1)................      17.96        6.85        3.35         1.94         1.36        1 .00         0.75

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               -----------------------------------------------------------------------------------------
                                                                     Class I-A-2B
                               -----------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               -----------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100         100          100          100
December 2007.................       99           88          76           65          54           43           31
December 2008.................       98           76          58           41          27           14           4
December 2009.................       96           67          43           24          11            1           0
December 2010.................       95           58          31           13           1            0           0
December 2011.................       93           50          22            5           0            0           0
December 2012.................       91           43          16            1           0            0           0
December 2013.................       90           37          11            0           0            0           0
December 2014.................       88           33           8            0           0            0           0
December 2015.................       86           28           6            0           0            0           0
December 2016.................       83           25           4            0           0            0           0
December 2017.................       81           22           3            0           0            0           0
December 2018.................       77           19           3            0           0            0           0
December 2019.................       74           16           2            0           0            0           0
December 2020.................       71           14           2            0           0            0           0
December 2021.................       68           12           1            0           0            0           0
December 2022.................       64           10           1            0           0            0           0
December 2023.................       61           9            1            0           0            0           0
December 2024.................       56           7            1            0           0            0           0
December 2025.................       52           6            *            0           0            0           0
December 2026.................       48           5            *            0           0            0           0
December 2027.................       43           4            *            0           0            0           0
December 2028.................       37           3            *            0           0            0           0
December 2029.................       32           2            *            0           0            0           0
December 2030.................       26           2            *            0           0            0           0
December 2031.................       20           1            *            0           0            0           0
December 2032.................       13           1            *            0           0            0           0
December 2033.................        6           *            *            0           0            0           0
December 2034.................        1           *            *            0           0            0           0
December 2035.................        *           *            *            0           0            0           0
December 2036.................        0           0            0            0           0            0           0
Weighted Average Life
(in years)(1)................      17.96        6.85        3.35         1.94         1.36        1.00         0.75

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               ------------------------------------------------------------------------------------------
                                                                     Class I-A-3A
                               ------------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               ------------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100          100         100          100
December 2007.................       99           88          77           65           54          43           32
December 2008.................       98           77          58           41           27          15            5
December 2009.................       97           67          43           25           11           1            0
December 2010.................       95           58          31           13            1           0            0
December 2011.................       94           50          22            5            0           0            0
December 2012.................       93           44          16            1            0           0            0
December 2013.................       91           38          11            0            0           0            0
December 2014.................       89           33           8            0            0           0            0
December 2015.................       88           29           6            0            0           0            0
December 2016.................       85           25           5            0            0           0            0
December 2017.................       83           22           4            0            0           0            0
December 2018.................       80           19           3            0            0           0            0
December 2019.................       77           17           2            0            0           0            0
December 2020.................       74           14           2            0            0           0            0
December 2021.................       71           12           1            0            0           0            0
December 2022.................       67           11           1            0            0           0            0
December 2023.................       63            9           1            0            0           0            0
December 2024.................       59            8           1            0            0           0            0
December 2025.................       55            6           *            0            0           0            0
December 2026.................       50            5           *            0            0           0            0
December 2027.................       45            4           *            0            0           0            0
December 2028.................       40            3           *            0            0           0            0
December 2029.................       34            3           *            0            0           0            0
December 2030.................       28            2           *            0            0           0            0
December 2031.................       22            1           *            0            0           0            0
December 2032.................       15            1           *            0            0           0            0
December 2033.................        8            *           *            0            0           0            0
December 2034.................        3            *           *            0            0           0            0
December 2035.................        *            *           *            0            0           0            0
December 2036.................        0            0           0            0            0           0            0
Weighted Average Life
(in years)(1)                      18.52        6.95         3.38        1.95         1.36         1.00        0.75

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               ------------------------------------------------------------------------------------------
                                                                     Class I-A-3B
                               ------------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               ------------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100          100         100          100
December 2007.................       99           88          77           65           54          43           32
December 2008.................       98           77          58           41           27          15            5
December 2009.................       97           67          43           25           11           1            0
December 2010.................       95           58          31           13            1           0            0
December 2011.................       94           50          22            5            0           0            0
December 2012.................       93           44          16            1            0           0            0
December 2013.................       91           38          11            0            0           0            0
December 2014.................       89           33           8            0            0           0            0
December 2015.................       88           29           6            0            0           0            0
December 2016.................       85           25           5            0            0           0            0
December 2017.................       83           22           4            0            0           0            0
December 2018.................       80           19           3            0            0           0            0
December 2019.................       77           17           2            0            0           0            0
December 2020.................       74           14           2            0            0           0            0
December 2021.................       71           12           1            0            0           0            0
December 2022.................       67           11           1            0            0           0            0
December 2023.................       63            9           1            0            0           0            0
December 2024.................       59            8           1            0            0           0            0
December 2025.................       55            6           *            0            0           0            0
December 2026.................       50            5           *            0            0           0            0
December 2027.................       45            4           *            0            0           0            0
December 2028.................       40            3           *            0            0           0            0
December 2029.................       34            3           *            0            0           0            0
December 2030.................       28            2           *            0            0           0            0
December 2031.................       22            1           *            0            0           0            0
December 2032.................       15            1           *            0            0           0            0
December 2033.................        8            *           *            0            0           0            0
December 2034.................        3            *           *            0            0           0            0
December 2035.................        *            *           *            0            0           0            0
December 2036.................        0            0           0            0            0           0            0
Weighted Average Life
(in years)(1)                      18.52        6.95         3.38        1.95         1.36         1.00        0.75

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               ------------------------------------------------------------------------------------------
                                                                      Class I-B-1
                               ------------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               ------------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100          100         100          100
December 2007.................       99           99          99           99           99          99           99
December 2008.................       97           97          97           97           97          97           97
December 2009.................       96           96          96           96           96          96           51
December 2010.................       94           94          94           94           94          49           20
December 2011.................       93           93          93           93           60          24            8
December 2012.................       91           88          85           82           36          12            3
December 2013.................       89           83          76           61           21           6            1
December 2014.................       87           76          65           42           12           3            *
December 2015.................       85           68          53           29            7           1            *
December 2016.................       82           59          41           19            4           1            *
December 2017.................       80           52          32           13            2           *            *
December 2018.................       76           45          24            9            1           *            *
December 2019.................       73           38          19            6            1           *            *
December 2020.................       70           33          14            4            *           *            *
December 2021.................       66           28          11            3            *           *            *
December 2022.................       63           24           8            2            *           *            *
December 2023.................       59           20           6            1            *           *            *
December 2024.................       54           17           5            1            *           *            *
December 2025.................       50           14           3            *            *           *            *
December 2026.................       45           11           2            *            *           *            *
December 2027.................       40            9           2            *            *           *            *
December 2028.................       35            7           1            *            *           *            0
December 2029.................       30            5           1            *            *           *            0
December 2030.................       24            4           1            *            *           *            0
December 2031.................       18            3           *            *            *           *            0
December 2032.................       12            2           *            *            *           *            0
December 2033.................        5            1           *            *            *           0            0
December 2034.................        2            *           *            *            *           0            0
December 2035.................        *            *           *            *            *           0            0
December 2036.................        0            0           0            0            0           0            0
Weighted Average Life
(in years)(1)                      17.62        12.14        9.77        7.99         5.79         4.33        3.30


__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               ------------------------------------------------------------------------------------------
                                                                      Class I-B-2
                               ------------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               ------------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100          100         100          100
December 2007.................       99           99          99           99           99          99           99
December 2008.................       97           97          97           97           97          97           97
December 2009.................       96           96          96           96           96          96           51
December 2010.................       94           94          94           94           94          49           20
December 2011.................       93           93          93           93           60          24            8
December 2012.................       91           88          85           82           36          12            3
December 2013.................       89           83          76           61           21          6             1
December 2014.................       87           76          65           42           12          3             *
December 2015.................       85           68          53           29            7          1             *
December 2016.................       82           59          41           19            4          1             *
December 2017.................       80           52          32           13            2          *             *
December 2018.................       76           45          24            9            1          *             *
December 2019.................       73           38          19            6            1          *             *
December 2020.................       70           33          14            4            *          *             *
December 2021.................       66           28          11            3            *          *             *
December 2022.................       63           24           8            2            *          *             *
December 2023.................       59           20           6            1            *          *             *
December 2024.................       54           17           5            1            *          *             *
December 2025.................       50           14           3            *            *          *             *
December 2026.................       45           11           2            *            *          *             *
December 2027.................       40            9           2            *            *          *             *
December 2028.................       35            7           1            *            *          *             0
December 2029.................       30            5           1            *            *          *             0
December 2030.................       24            4           1            *            *          *             0
December 2031.................       18            3           *            *            *          *             0
December 2032.................       12            2           *            *            *          *             0
December 2033.................        5            1           *            *            *          0             0
December 2034.................        2            *           *            *            *          0             0
December 2035.................        *            *           *            *            0          0             0
December 2036.................        0            0           0            0            0          0             0
Weighted Average Life
(in years)(1)                      17.62        12.14        9.77        7.99         5.79         4.33        3.30


__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               ------------------------------------------------------------------------------------------
                                                                      Class I-B-3
                               ------------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               ------------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100          100         100          100
December 2007.................       99           99          99           99           99          99           99
December 2008.................       97           97          97           97           97          97           97
December 2009.................       96           96          96           96           96          96           51
December 2010.................       94           94          94           94           94          49           20
December 2011.................       93           93          93           93           60          24            8
December 2012.................       91           88          85           82           36          12            3
December 2013.................       89           83          76           61           21           6            1
December 2014.................       87           76          65           42           12           3            *
December 2015.................       85           68          53           29            7           1            *
December 2016.................       82           59          41           19            4           1            *
December 2017.................       80           52          32           13            2           *            *
December 2018.................       76           45          24            9            1           *            *
December 2019.................       73           38          19            6            1           *            *
December 2020.................       70           33          14            4            *           *            *
December 2021.................       66           28          11            3            *           *            *
December 2022.................       63           24           8            2            *           *            *
December 2023.................       59           20           6            1            *           *            *
December 2024.................       54           17           5            1            *           *            *
December 2025.................       50           14           3            *            *           *            *
December 2026.................       45           11           2            *            *           *            *
December 2027.................       40            9           2            *            *           *            0
December 2028.................       35            7           1            *            *           *            0
December 2029.................       30            5           1            *            *           *            0
December 2030.................       24            4           1            *            *           *            0
December 2031.................       18            3           *            *            *           *            0
December 2032.................       12            2           *            *            *           0            0
December 2033.................        5            1           *            *            *           0            0
December 2034.................        2            *           *            *            *           0            0
December 2035.................        *            *           *            *            0           0            0
December 2036.................        0            0           0            0            0           0            0
Weighted Average Life
(in years)(1)                      17.62        12.14        9.77        7.99         5.79         4.33        3.30


__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                              Percent of the Initial Class Certificate Principal Balance
                                                         at the Respective Percentages of CPR
                               ------------------------------------------------------------------------------------------
                                                                      Class I-PO
                               ------------------------------------------------------------------------------------------
                                                                    CPR Percentage
                               ------------------------------------------------------------------------------------------

Distribution Date:                  0%           10%         20%          30%          40%         50%          60%
------------------                  --           ---         ---          ---          ---         ---          ---

Initial Percentage                  100          100         100          100          100         100          100
December 2007.................       98           88          78           69           59          49           39
December 2008.................       96           78          61           47           35          24           15
December 2009.................       94           68          48           32           20          12            6
December 2010.................       91           60          37           22           12           6            2
December 2011.................       89           53          29           15            7           3            1
December 2012.................       86           46          23           10            4           1            *
December 2013.................       84           40          18            7            2           1            *
December 2014.................       81           35          14            5            1           *            *
December 2015.................       78           30          10            3            1           *            *
December 2016.................       74           26           8            2            *           *            *
December 2017.................       71           22           6            1            *           *            *
December 2018.................       67           19           5            1            *           *            *
December 2019.................       63           16           3            1            *           *            *
December 2020.................       58           13           3            *            *           *            *
December 2021.................       54           11           2            *            *           *            *
December 2022.................       49            9           1            *            *           *            *
December 2023.................       44            7           1            *            *           *            *
December 2024.................       39            6           1            *            *           *            *
December 2025.................       34            5           *            *            *           *            *
December 2026.................       28            3           *            *            *           *            *
December 2027.................       23            2           *            *            *           *            *
December 2028.................       18            2           *            *            *           *            *
December 2029.................       15            1           *            *            *           *            *
December 2030.................       11            1           *            *            *           *            *
December 2031.................        8            1           *            *            *           *            *
December 2032.................        5            *           *            *            *           *            *
December 2033.................        3            *           *            *            *           *            *
December 2034.................        1            *           *            *            *           *            *
December 2035.................        1            *           *            *            0           *            *
December 2036.................        0            0           0            0            0           *            *
Weighted Average Life
(in years)(1)                      15.08        6.90         3.96        2.61         1.86         1.38        1.05

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                   Class II-1A-1
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%
------------------                          --           ---         ---          ---          ---

Initial Percentage                          100          100         100          100          100
December 2007.................               94           83          72           55           50
December 2008.................               88           68          51           30           25
December 2009.................               82           56          36           16           12
December 2010.................               77           45          27           10            6
December 2011.................               71           37          20            6            3
December 2012.................               66           31          14            3            2
December 2013.................               61           26          11            2            1
December 2014.................               56           22           8            1            1
December 2015.................               52           18           6            1            *
December 2016.................               48           15           4            *            *
December 2017.................               44           12           3            *            *
December 2018.................               41           10           2            *            *
December 2019.................               38            8           2            *            *
December 2020.................               34            7           1            *            *
December 2021.................               31            6           1            *            *
December 2022.................               28            5           1            *            *
December 2023.................               25            4           *            *            *
December 2024.................               23            3           *            *            *
December 2025.................               20            2           *            *            *
December 2026.................               17            2           *            *            *
December 2027.................               15            1           *            *            *
December 2028.................               12            1           *            *            *
December 2029.................               10            1           *            *            *
December 2030.................               8             1           *            *            *
December 2031.................               6             *           *            *            *
December 2032.................               3             *           *            *            *
December 2033.................               2             *           *            *            *
December 2034.................               *             *           *            *            *
December 2035.................               *             *           *            *            *
December 2036.................               0             0           0            0            0
Weighted Average Life
(in years)(1)                              11.00         5.10        3.03         1.68         1.43

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                   Class II-1A-2
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%
------------------                          --           ---         ---          ---          ---

Initial Percentage                           100         100         100          100          100
December 2007.................                94          83          72           55           50
December 2008.................                88          68          51           30           25
December 2009.................                82          56          36           16           12
December 2010.................                77          45          27           10            6
December 2011.................                71          37          20            6            3
December 2012.................                66          31          14            3            2
December 2013.................                61          26          11            2            1
December 2014.................                56          22           8            1            1
December 2015.................                52          18           6            1            *
December 2016.................                48          15           4            *            *
December 2017.................                44          12           3            *            *
December 2018.................                41          10           2            *            *
December 2019.................                38           8           2            *            *
December 2020.................                34           7           1            *            *
December 2021.................                31           6           1            *            *
December 2022.................                28           5           1            *            *
December 2023.................                25           4           *            *            *
December 2024.................                23           3           *            *            *
December 2025.................                20           2           *            *            *
December 2026.................                17           2           *            *            *
December 2027.................                15           1           *            *            *
December 2028.................                12           1           *            *            *
December 2029.................                10           1           *            *            *
December 2030.................                8            1           *            *            *
December 2031.................                6            *           *            *            *
December 2032.................                3            *           *            *            *
December 2033.................                2            *           *            *            *
December 2034.................                *            *           *            *            *
December 2035.................                *            *           *            *            *
December 2036.................                0            0           0            0            0
Weighted Average Life
(in years)(1)                               11.00        5.10        3.03         1.68         1.43

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                   Class II-2A-1
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%
------------------                          --           ---         ---          ---          ---

Initial Percentage                          100          100         100          100          100
December 2007.................               94           83          72           55           50
December 2008.................               89           69          51           30           25
December 2009.................               83           57          36           16           12
December 2010.................               78           46          27           10            7
December 2011.................               73           38          20            6            4
December 2012.................               68           32          15            3            2
December 2013.................               63           27          11            2            1
December 2014.................               59           23           8            1            1
December 2015.................               55           19           6            1            *
December 2016.................               51           16           4            *            *
December 2017.................               47           13           3            *            *
December 2018.................               43           11           2            *            *
December 2019.................               40            9           2            *            *
December 2020.................               37            7           1            *            *
December 2021.................               34            6           1            *            *
December 2022.................               31            5           1            *            *
December 2023.................               28            4           *            *            *
December 2024.................               25            3           *            *            *
December 2025.................               22            3           *            *            *
December 2026.................               20            2           *            *            *
December 2027.................               17            2           *            *            *
December 2028.................               15            1           *            *            *
December 2029.................               12            1           *            *            *
December 2030.................               10            1           *            *            *
December 2031.................                8            *           *            *            *
December 2032.................                6            *           *            *            *
December 2033.................                4            *           *            *            *
December 2034.................                2            *           *            *            *
December 2035.................                *            *           *            *            *
December 2036.................                0            0           0            0            0
Weighted Average Life
(in years)(1)                              11.60         5.25        3.09         1.70         1.44

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                   Class II-2A-2
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%
------------------                          --           ---         ---          ---          ---

Initial Percentage                          100          100         100          100          100
December 2007.................               94           83          72           55           50
December 2008.................               89           69          51           30           25
December 2009.................               83           57          36           16           12
December 2010.................               78           46          27           10            7
December 2011.................               73           38          20            6            4
December 2012.................               68           32          15            3            2
December 2013.................               63           27          11            2            1
December 2014.................               59           23           8            1            1
December 2015.................               55           19           6            1            *
December 2016.................               51           16           4            *            *
December 2017.................               47           13           3            *            *
December 2018.................               43           11           2            *            *
December 2019.................               40            9           2            *            *
December 2020.................               37            7           1            *            *
December 2021.................               34            6           1            *            *
December 2022.................               31            5           1            *            *
December 2023.................               28            4           *            *            *
December 2024.................               25            3           *            *            *
December 2025.................               22            3           *            *            *
December 2026.................               20            2           *            *            *
December 2027.................               17            2           *            *            *
December 2028.................               15            1           *            *            *
December 2029.................               12            1           *            *            *
December 2030.................               10            1           *            *            *
December 2031.................                8            *           *            *            *
December 2032.................                6            *           *            *            *
December 2033.................                4            *           *            *            *
December 2034.................                2            *           *            *            *
December 2035.................                *            *           *            *            *
December 2036.................                0            0           0            0            0
Weighted Average Life
(in years)(1)                              11.60         5.25        3.09         1.70         1.44

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                   Class II-3A-1
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%

Initial Percentage                          100          100         100          100          100
December 2007.................               94           83          72           55           50
December 2008.................               88           69          51           30           25
December 2009.................               83           56          36           16           12
December 2010.................               78           46          27           10            6
December 2011.................               73           38          20            6            4
December 2012.................               68           32          15            3            2
December 2013.................               64           27          11            2            1
December 2014.................               60           23           8            1            1
December 2015.................               56           19           6            1            *
December 2016.................               52           16           5            *            *
December 2017.................               48           13           3            *            *
December 2018.................               44           11           2            *            *
December 2019.................               41            9           2            *            *
December 2020.................               38            8           1            *            *
December 2021.................               34            6           1            *            *
December 2022.................               31            5           1            *            *
December 2023.................               28            4           *            *            *
December 2024.................               25            3           *            *            *
December 2025.................               23            3           *            *            *
December 2026.................               20            2           *            *            *
December 2027.................               18            2           *            *            *
December 2028.................               15            1           *            *            *
December 2029.................               13            1           *            *            *
December 2030.................               10            1           *            *            *
December 2031.................                8            *           *            *            *
December 2032.................                6            *           *            *            *
December 2033.................                4            *           *            *            *
December 2034.................                2            *           *            *            *
December 2035.................                *            *           *            *            *
December 2036.................                0            0           0            0            0
Weighted Average Life
(in years)(1)                              11.74         5.27        3.09         1.69         1.43

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                   Class II-3A-2
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%
------------------                          --           ---         ---          ---          ---

Initial Percentage                          100          100         100          100          100
December 2007.................               94           83          72           55           50
December 2008.................               88           69          51           30           25
December 2009.................               83           56          36           16           12
December 2010.................               78           46          27           10            6
December 2011.................               73           38          20            6            4
December 2012.................               68           32          15            3            2
December 2013.................               64           27          11            2            1
December 2014.................               60           23           8            1            1
December 2015.................               56           19           6            1            *
December 2016.................               52           16           5            *            *
December 2017.................               48           13           3            *            *
December 2018.................               44           11           2            *            *
December 2019.................               41            9           2            *            *
December 2020.................               38            8           1            *            *
December 2021.................               34            6           1            *            *
December 2022.................               31            5           1            *            *
December 2023.................               28            4           *            *            *
December 2024.................               25            3           *            *            *
December 2025.................               23            3           *            *            *
December 2026.................               20            2           *            *            *
December 2027.................               18            2           *            *            *
December 2028.................               15            1           *            *            *
December 2029.................               13            1           *            *            *
December 2030.................               10            1           *            *            *
December 2031.................                8            *           *            *            *
December 2032.................                6            *           *            *            *
December 2033.................                4            *           *            *            *
December 2034.................                2            *           *            *            *
December 2035.................                *            *           *            *            0
December 2036.................                0            0           0            0            0
Weighted Average Life
(in years)(1)                              11.74         5.27        3.09         1.69         1.43

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                    Class II-B-1
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%
------------------                          --           ---         ---          ---          ---

Initial Percentage                          100          100         100          100          100
December 2007.................              100          100         100          100          100
December 2008.................               99           99          99           85           77
December 2009.................               98           98          91           66           57
December 2010.................               98           98          67           39           31
December 2011.................               97           87          50           23           17
December 2012.................               95           73          37           14            9
December 2013.................               94           61          27            8            5
December 2014.................               91           51          20            5            3
December 2015.................               88           43          15            3            1
December 2016.................               83           35          11            2            1
December 2017.................               78           29           8            1            *
December 2018.................               72           24           6            1            *
December 2019.................               66           20           4            *            *
December 2020.................               61           16           3            *            *
December 2021.................               55           13           2            *            *
December 2022.................               50           11           2            *            *
December 2023.................               45            9           1            *            *
December 2024.................               41            7           1            *            *
December 2025.................               36            6           1            *            *
December 2026.................               32            4           *            *            *
December 2027.................               27            3           *            *            *
December 2028.................               23            3           *            *            *
December 2029.................               19            2           *            *            *
December 2030.................               15            1           *            *            *
December 2031.................               12            1           *            *            *
December 2032.................                8            1           *            *            *
December 2033.................                5            *           *            *            *
December 2034.................                2            *           *            *            *
December 2035.................                *            *           *            *            *
December 2036.................                0            0           0            0            0
Weighted Average Life
(in years)(1)                              16.39         9.44        5.93         3.95         3.49

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                    Class II-B-2
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%
------------------                          --           ---         ---          ---          ---

Initial Percentage                          100          100         100          100          100
December 2007.................              100          100         100          100          100
December 2008.................               99           99          99           85           77
December 2009.................               98           98          91           66           57
December 2010.................               98           98          67           39           31
December 2011.................               97           87          50           23           17
December 2012.................               95           73          37           14            9
December 2013.................               94           61          27            8            5
December 2014.................               91           51          20            5            3
December 2015.................               88           43          15            3            1
December 2016.................               83           35          11            2            1
December 2017.................               78           29           8            1            *
December 2018.................               72           24           6            1            *
December 2019.................               66           20           4            *            *
December 2020.................               61           16           3            *            *
December 2021.................               55           13           2            *            *
December 2022.................               50           11           2            *            *
December 2023.................               45            9           1            *            *
December 2024.................               41            7           1            *            *
December 2025.................               36            6           1            *            *
December 2026.................               32            4           *            *            *
December 2027.................               27            3           *            *            *
December 2028.................               23            3           *            *            *
December 2029.................               19            2           *            *            *
December 2030.................               15            1           *            *            *
December 2031.................               12            1           *            *            *
December 2032.................                8            1           *            *            *
December 2033.................                5            *           *            *            *
December 2034.................                2            *           *            *            *
December 2035.................                *            *           *            *            *
December 2036.................                0            0           0            0            0
Weighted Average Life
(in years)(1)                              16.39         9.44        5.93         3.95         3.49

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.

                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                    Class II-B-3
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                          5%           15%         25%          40%          45%
------------------                          --           ---         ---          ---          ---

Initial Percentage                          100          100         100          100          100
December 2007.................              100          100         100          100          100
December 2008.................               99           99          99           85           77
December 2009.................               98           98          91           66           57
December 2010.................               98           98          67           39           31
December 2011.................               97           87          50           23           17
December 2012.................               95           73          37           14            9
December 2013.................               94           61          27            8            5
December 2014.................               91           51          20            5            3
December 2015.................               88           43          15            3            1
December 2016.................               83           35          11            2            1
December 2017.................               78           29           8            1            *
December 2018.................               72           24           6            1            *
December 2019.................               66           20           4            *            *
December 2020.................               61           16           3            *            *
December 2021.................               55           13           2            *            *
December 2022.................               50           11           2            *            *
December 2023.................               45            9           1            *            *
December 2024.................               41            7           1            *            *
December 2025.................               36            6           1            *            *
December 2026.................               32            4           *            *            *
December 2027.................               27            3           *            *            *
December 2028.................               23            3           *            *            *
December 2029.................               19            2           *            *            *
December 2030.................               15            1           *            *            *
December 2031.................               12            1           *            *            *
December 2032.................                8            1           *            *            *
December 2033.................                5            *           *            *            *
December 2034.................                2            *           *            *            *
December 2035.................                *            *           *            *            *
December 2036.................                0            0           0            0            0
Weighted Average Life
(in years)(1)                              16.39         9.44        5.93         3.95         3.49

__________________
(1)      The weighted average life of the offered certificates is determined by
         (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii) adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
* Indicates a number that is greater than zero but less than 0.5%.

YIELD SENSITIVITY OF THE INTEREST-ONLY CERTIFICATES

         The yield to maturity on the Class I-X Certificates will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of principal prepayments and defaults on the mortgage loans in the related sub-loan group. The yield to maturity on such interest-only certificates may fluctuate significantly over time, because the notional amount of the Class I-X Certificates is equal to the aggregate stated principal balance of the sub-loan group I-3 mortgage loans having a net mortgage rate greater than or equal to 6.500% per annum. Investors in these interest-only certificates should fully consider the risk that a rapid rate of prepayments on the mortgage loans in the related sub-loan group could result in the failure of such investors to fully recover their investments, in particular because all principal prepayments on the mortgage loans in a sub-loan group on each distribution date during the first 5 years after the closing date will be allocated to the related classes of senior certificates.

         The following tables indicate the sensitivity of the pre-tax yield to maturity on the interest-only certificates to various constant rates of prepayment on the related mortgage loans, by projecting the monthly aggregate payments on the interest-only certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis. The respective yields are based on the structuring assumptions, including the assumptions regarding the characteristics and performance of the related mortgage loans, which differ from the actual characteristics and performance thereof, and assuming the respective aggregate purchase price for the interest-only certificates set forth below. Any differences between such assumptions and the actual characteristics and performance of the related mortgage loans and of such interest-only certificates may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.


                      PRE-TAX YIELD TO MATURITY OF THE CLASS I-X CERTIFICATES AT THE FOLLOWING CPR PERCENTAGES

     ASSUMED PURCHASE PRICE            0%         10%         20%        30%         40%         50%         60%
           $[_______]*               [___]%      [___]%     [___]%      [___]%      [___]%      [___]%      [___]%

(*)  Approximate


         Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the interest-only certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price in computing the yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the interest-only certificates, and thus do not reflect the return on any investment in the interest-only certificates when any reinvestment rates other than the discount rates set forth in the preceding table are considered.

         Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the related mortgage loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the interest-only certificates are likely to differ from those shown in the table above, even if the prepayment assumption equals the percentages of CPR indicated in the table above over any given time period or over the entire life of the interest-only certificates.

         There can be no assurance that the related mortgage loans will prepay at any particular rate or that the yield on the interest-only certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity and mortgage rates of the related mortgage loans in the related sub-loan group could produce slower or faster principal distributions than indicated in the preceding tables at the various percentages of the CPR specified, even if the weighted average remaining term to maturity and weighted average mortgage rate of those mortgage loans are as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the interest-only certificates should fully consider the risk that a rapid rate of prepayments on the related mortgage loans could result in the failure of such investors to fully recover their investments.

SENSITIVITY OF THE CLASS I-PO CERTIFICATES

         The Class I-PO Certificates will be "principal-only" certificates and will not bear interest. As indicated in the following table, a lower than anticipated rate of principal payments (including prepayments) on the Discount Mortgage Loans will have a negative effect on the yield to investors in the Class I-PO Certificates.

         As described above under "Description of the Certificates--Distributions on the Group I Certificates" in this free writing prospectus, the Class I-PO Certificate Principal Distribution Amount is calculated by reference to the principal payments (including prepayments) on the Discount Mortgage Loans in loan group I. The Discount Mortgage Loans will have lower net mortgage rates than the other mortgage loans. In general, mortgage loans with higher mortgage rates tend to prepay at higher rates than mortgage loans with relatively lower mortgage rates in response to a given change in market interest rates. As a result, the Discount Mortgage Loans may prepay at lower rates, thereby reducing the rate of payment of principal and the resulting yield of the Class I-PO Certificates.

         The information set forth in the following table has been prepared on the basis of the structuring assumptions and on the assumption that the purchase price of the Class I-PO Certificates (expressed as a percentage of its initial certificate principal balance) is [_____]%.


                                      Sensitivity of the Class I-PO Certificates to Prepayments
                                                    (Pre-tax Yields to Maturity)
                                                          PERCENTAGE OF CPR
CLASS                                0%          10%         20%         30%         40%         50%         60%
Class I-PO..................        [___]%      [___]%      [___]%      [___]%      [___]%      [___]%      [___]%

         It is unlikely that all of the Discount Mortgage Loans will have the precise characteristics described in this free writing prospectus or that the Discount Mortgage Loans will all prepay at the same rate until maturity or that the Discount Mortgage Loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class I-PO Certificates is likely to differ from those shown in the table above, even if all of the Discount Mortgage Loans prepay at the indicated percentages of CPR. No representation is made as to the actual rate of principal payments on the Discount Mortgage Loans for any period or over the life of the Class I-PO Certificates or as to the yield on the Class I-PO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class I-PO Certificates.

ADDITIONAL INFORMATION

         The depositor intends to file certain additional yield tables and other computational materials with respect to the certificates with the Securities and Exchange Commission in a report on Form 8-K. Such tables and materials were prepared by the underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the modeling assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                                 USE OF PROCEEDS

         The depositor will apply the net proceeds of the sale of the offered certificates against the purchase price of the mortgage loans due to the sponsor.

                         FEDERAL INCOME TAX CONSEQUENCES

         The pooling and servicing agreement provides that multiple REMIC elections will be made with respect to the assets in the trust fund, creating a tiered REMIC structure.

         Upon the issuance of the offered certificates, Greenberg Traurig, LLP ("Tax Counsel") will deliver its opinion concluding that for federal income tax purposes and assuming compliance with the pooling and servicing agreement, each REMIC comprising the trust fund will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended (the "Code") and the certificates, other than the Class R Certificates, will represent regular interests in a REMIC. The Class R Certificates will represent the residual interests in one or more REMICs.

TAXATION OF REGULAR INTERESTS

         A holder of an offered certificate will be treated for federal income tax purposes as owning a regular interest in a REMIC.

         Assuming that an offered certificate is held as a "capital asset" within the meaning of section 1221 of the Code, gain or loss on the disposition of the associated REMIC regular interest should generally, subject to the limitation described below, be capital gain or loss. Gain will be treated as ordinary income, however, to the extent such gain represents accrued but untaxed market discount, if any, or such gain does not exceed the excess, if any, of (x) the amount that would have been includable in the holder's gross income with respect to the regular interest had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in Section 1274(d) of the Code determined as of the date of purchase of the regular interest over (y) the amount actually included in such holder's income with respect to the regular interest.

         Interest on a regular interest must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, a regular interest could be considered to have been issued with original issue discount, known as OID. The prepayment assumption that will be used in determining the accrual of OID, market discount, or bond premium, if any, will be a rate equal to 25% CPR, as described above. No representation is made that the mortgage loans will prepay at such rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID. We refer you to "Material Federal Income Tax Considerations--Taxation of Debt Securities" in the prospectus.

STATUS OF THE OFFERED CERTIFICATES

         Each holder of an offered certificate is deemed to own an undivided beneficial ownership interest in a REMIC Regular Interest.

         The portions of the offered certificates treated as REMIC regular interests (but not the portions of the related offered certificates consisting of the Derivative Rights) will be assets described in Section 7701(a)(19)(C) of the Code, and "real estate assets" under Section 856(c)(5)(B) of the Code, generally, in the same proportion that the assets of the trust fund with respect to which a REMIC election is made would be so treated, provided, that if 95% or more of such assets qualify for any of the foregoing treatments at all times during a calendar year, such portions of the offered certificates will so qualify in their entirety for such calendar years. In addition, to the extent a regular interest represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that regular interest would be interest on obligations secured by interests in real property for purposes of section 856(c)(3)(B) of the Code in that proportion.

TAXATION OF CLASS R CERTIFICATES

         The Class R Certificates represent the beneficial ownership of a class of "residual interests" in one or more REMICs within the trust fund. Each holder of a Class R Certificate should refer to "Material Federal Income Tax Considerations--Taxation of Holders of Residual Interest Securities" in the prospectus for information regarding the material tax consequences of acquiring, holding and disposing of the Class R Certificates, as well as other portions of "Material Federal Income Tax Considerations" in the prospectus as they relate to holders of residual interests in a REMIC.

PROHIBITED TRANSACTIONS TAX AND OTHER TAXES

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions," called the "Prohibited Transactions Tax." In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the certificates. It is not anticipated that any REMIC comprising the trust fund will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property, called the "Contributions Tax." None of the REMICs comprising the trust fund will accept contributions that would subject it to such tax.

         In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property held as inventory.

         Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC arises out of a breach of the master servicer's, the securities administrator's, the trustee's or EMC's obligations under the pooling and servicing agreement or in respect of compliance with then applicable law, such tax will be borne by the master servicer, the securities administrator, the trustee or EMC, as applicable, in either case out of its own funds. In the event that either the master servicer, the securities administrator, the trustee or

EMC, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be paid by the relevant REMIC within the trust fund with amounts otherwise distributable to the holders of certificates in the manner provided in the pooling and servicing agreement.

         For further information regarding the federal income tax consequences of investing in the offered certificates, we refer you to "Material Federal Income Tax Considerations" in the prospectus.

                                   STATE TAXES

         None of the depositor, the master servicer, the sponsor, the trustee or the securities administrator makes any representations regarding the tax consequences of purchase, ownership or disposition of the offered certificates under the tax laws of any state. Investors considering an investment in the offered certificates should consult their own tax advisors regarding such tax consequences.

         All investors are encouraged to consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the offered certificates.

                              ERISA CONSIDERATIONS

         Fiduciaries of employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the certificates. In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement arrangements not subject to ERISA, but which are subject to Section 4975 of the Code (such as individual retirement accounts and Keogh plans covering only a sole proprietor, or partners), or any entity whose underlying assets include plan assets by reason of a plan or account investing in such entity, including an insurance company general account (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the certificates will cause the assets of the trust to be considered plan assets pursuant to the plan asset regulations set forth at 29 C.F.R. ss. 2510.3-101 (the "Plan Asset Regulations"), thereby subjecting the Plan to the prohibited transaction rules with respect to such assets and the trustee or the master servicer to the fiduciary investments standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply to such assets, unless an exemption granted by the Department of Labor applies to the purchase, sale, transfer or holding of the certificates.

         Prohibited Transaction Exemption ("PTE") 90-30 (the "Exemption"), as amended by PTE 2000-58, and as further amended by PTE 2002-41, will generally be met with respect to the Class A Certificates, except for conditions which are dependent on facts unknown to the sponsor or which it cannot control, such as those relating to the Plan or its fiduciary. See "ERISA Considerations" in the prospectus. The subordinate certificates may not be acquired for or on behalf of a purchaser which is acquiring such certificates directly or indirectly for or on behalf of a Plan unless the proposed transfer and/or holding of a subordinate certificate and the servicing, management and operation of the trust will neither (i) result in a prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code because any such transaction is covered under an individual or class prohibited transaction exemption including but not limited to PTE 84-14 (class exemption for plan asset transaction determined by independent qualified professional asset managers); PTE 90-1 (class exemption for certain transactions involving insurance company pooled separate accounts); PTE 91-38 (class exemption for certain transactions involving bank collective investment funds); PTE 95-60 (class exemption for certain transactions involving insurance company general accounts); and PTCE 96-23 (class exemption for plan asset transactions determined by in-house asset managers) ("Investor-Based Exemptions") nor (ii) give rise to any additional fiduciary duties under ERISA on the part of the master servicer, any servicer, the securities administrator or the trustee, all of which will be deemed represented by an owner of a book-entry subordinate certificate and will be evidenced by representations to such effect by or on behalf of a holder of a physical subordinate or residual certificate.

         Any Plan fiduciary which proposes to cause a Plan to purchase offered certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of the offered certificates. Assets of a Plan should not be invested in offered certificates unless it is clear that an exemption will apply and exempt all potential prohibited transactions.

         A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such governmental plan may be subject to Federal, state and local laws, which may, to a material extent, be similar to the provisions of ERISA or Code Section 4975. A fiduciary of a governmental plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for and the availability of any exemptive relief under any such similar laws.

                                  LEGAL MATTERS

         The validity of the certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the depositor by Greenberg Traurig, LLP, New York, New York. Greenberg Traurig, LLP, New York, New York, will also pass upon certain legal matters on behalf of the sponsor, the depositor and the underwriter.

                                LEGAL PROCEEDINGS

         There are no material legal proceedings pending against the depositor, the trustee, the securities administrator, the issuing entity, any 20% concentration originator, or the custodian, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the certificateholders. No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental authorities, that are material to the certificateholders. We refer you to "The Sponsor" for a description of the legal proceedings against the sponsor.

              AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

         The sponsor, the issuing entity, the underwriter, the depositor, EMC as servicer and master servicer are affiliated parties. There are no affiliations between the sponsor, the depositor, the master servicer or the issuing entity and any of the trustee, the securities administrator, any 10% concentration originator or the custodian. There are no affiliations between the master servicer and the trustee or among the trustee and the securities administrator, any 10% concentration originator or the custodian. Wells Fargo Bank is a greater than 10% concentration originator as well as the securities administrator, a servicer and the custodian. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the sponsor, the depositor, the master servicer or the issuing entity and (b) any of the parties referred to in the preceding sentence, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm's length transaction with an unrelated third party and that are material to the investor's understanding of the certificates, or that relate to the certificates or, except as disclosed herein, the pooled assets. Except as disclosed herein, no such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

                                     RATINGS

         It is a condition of the issuance of the offered certificates that each class of offered certificates be assigned the ratings designated below by Standard & Poor's and Fitch.

                                     Rating
                            ---------------------------------------
                Class             Standard and             Fitch
                -----             ------------             -----
                                     Poor's
                                     ------
                I-A-1                 AAA                   AAA
                 I-PO                 AAA                   AAA
                I-A-2A                AAA                   AAA
                I-A-2B                AAA                   AAA
                I-A-3A                AAA                   AAA
                I-A-3B                AAA                   AAA
                 I-X                  AAA                   AAA
                I-B-1                  AA                    AA
                I-B-2                  A                     A
                I-B-3                 BBB                   BBB
               II-1A-1                AAA                   AAA
               II-1A-2                AAA                   AAA
               II-2A-1                AAA                   AAA
               II-2A-2                AAA                   AAA
               II-3A-1                AAA                   AAA
               II-3A-2                AAA                   AAA
                II-B-1                 AA                    AA
                II-B-2                 A                     A
                II-B-3                BBB                   BBB

         The security ratings assigned to the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the respective rating agency. The ratings on the offered certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the anticipated yields in light of prepayments.

         The depositor has not requested ratings of the offered certificates by any rating agency other than Standard & Poor's and Fitch. However, there can be no assurance as to whether any other rating agency will rate the offered certificates or, if it does, what ratings would be assigned by such other rating agency. The ratings assigned by such other rating agency to the offered certificates could be lower than the respective ratings assigned by the rating agencies.

         The rating agencies have stated that it is their standard policy to monitor ratings on publicly offered securities for which a rating has been provided, as to each rating agency rating each class of offered certificates in accordance with the rating agencies' particular surveillance policies, unless the issuing entity requests a rating without surveillance. A rating agency will monitor the rating it issues on an ongoing basis and may update the rating after conducting its regular review of the issuing entity's creditworthiness or after conducting a review of the status of the rating upon becoming aware of any information that might reasonably be expected to result in a change of rating. The depositor has not requested that any rating agency not monitor their ratings of the offered certificates, and the depositor has not requested that any rating agency use any monitoring procedures other than their standard monitoring procedures.

                                LEGAL INVESTMENT

         The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, or SMMEA.

         Institutions whose investment activities are subject to review by certain regulatory authorities hereafter may be or may become subject to restrictions on investment in the certificates, and such restrictions may be retroactively imposed. The Federal Financial Institutions Examination Council, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, or OTS, and the National Credit Union Administration, or NCUA, have adopted guidelines, and have proposed policies, regarding the suitability of investments in various types of derivative mortgage-backed securities, including securities such as the certificates.

         For example, on April 23, 1998, the Federal Financial Institutions Examination Council issued a revised supervisory policy statement, referred to as the 1998 Policy Statement, applicable to all depository institutions, setting forth guidelines for investments in "high-risk mortgage securities." The 1998 Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the NCUA and the OTS. The 1998 Policy Statement rescinds a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. In addition, The 1998 Policy Statement eliminates former constraints on investing in certain "high-risk" mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk. In addition, the NCUA has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include the certificates. The NCUA has indicated that its regulations will take precedence over the 1998 Policy Statement. Similar policy statements and regulations have been issued by other regulators having jurisdiction over other types of depository institutions.

         The OTS has issued Thrift Bulletin 73a, or TB 73a, entitled "Investing in Complex Securities", effective December 18, 2001 which applies to savings associations regulated by the OTS, and Thrift Bulletin 13a, or TB 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities", effective December 1, 1998, which is applicable to thrift institutions regulated by the OTS.

         TB 73a requires savings associations, prior to taking any investment position, to determine that the investment position meets applicable regulatory and policy requirements and internal guidelines, is suitable for the institution, and is safe and sound. The OTS recommends, with respect to purchases of specific securities, additional analysis, including, among others, analysis of repayment terms, legal structure, expected performance of the issuing entity and any underlying assets as well as analysis of the effects of payment priority, with respect to a security which is divided into separate tranches with unequal payments, and collateral investment parameters, with respect to a security that is prefunded or involves a revolving period. TB 73a reiterates the OTS's due diligence requirements for investing in all securities and warns that if a savings association makes an investment that does not meet the applicable regulatory requirements, the savings association's investment practices will be subject to criticism, and the OTS may require divestiture of such securities. The OTS also recommends, with respect to an investment in any "complex securities," that savings associations should take into account quality and suitability, interest rate risk, and classification factors. For the purposes of each of TB 73a and TB 13a, "complex security" includes, among other things, any collateralized mortgage obligation or real estate mortgage investment conduit security, other than any "plain vanilla" mortgage pass through security (that is, securities that are part of a single class of securities in the related pool that are non callable and do not have any special

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features). Accordingly, all classes of offered certificates would likely be viewed as "complex securities." With respect to quality and suitability factors, TB 73a warns (i) that a savings association's sole reliance on outside ratings for material purchases of complex securities is an unsafe and unsound practice,
(ii) that a savings association should only use ratings and analyses from nationally recognized rating agencies in conjunction with, and in validation of, its own underwriting processes, and (iii) that it should not use ratings as a substitute for its own thorough underwriting analyses. With respect the interest rate risk factor, TB 73a recommends that savings associations should follow the guidance set forth in TB 13a.

         TB 13a requires thrift institutions, prior to taking any investment position, to (i) conduct a pre purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and
(ii) conduct a pre purchase price sensitivity analysis of any "complex security" or financial derivative. The OTS recommends that while a thrift institution should conduct its own in house pre acquisition analysis, it may rely on an analysis conducted by an independent third party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

         There may be other restrictions on the ability of some investors either to purchase some classes of securities or to purchase any class of securities representing more than a specified percentage of the investors' assets. The depositor will make no representations as to the proper characterization of any class of securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the securities of any class constitute legal investments or are subject to investment, capital or other restrictions.

                              AVAILABLE INFORMATION

         The depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330. Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity's name. The depositor does not intend to send any financial reports to security holders.

         The issuing entity's annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, discussed in "Description of the Certificates -- Reports to Certificateholders" and "Servicing of the Mortgage Loans -- Evidence as to Compliance", required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, as will have been filed by the securities administrator with the Commission, will be posted on the securities administrator's internet

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website as soon as reasonably practicable after it has been electronically filed by it with, or furnished to, the Commission. The address of the website is: www.ctslink.com.

                          REPORTS TO CERTIFICATEHOLDERS

         1. So long as the issuing entity is required to file reports under the Exchange Act, those reports will be made available as described above under "Available Information".

         2. Periodic distribution reports will be posted on the securities administrator's website referenced above under "Available Information" as soon as practicable. Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, if not available on the securities administrator's website, may be obtained by the registered holders of the related securities free of charge upon request to the securities administrator. See "Servicing of the Mortgage Loans -- Evidence as to Compliance" and "Description of the Certificates -- Reports to Certificateholders."

                    INCORPORATION OF INFORMATION BY REFERENCE

         There are incorporated into this free writing prospectus by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the depositor with respect to a trust fund pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the offered securities of the related series. All documents subsequently filed by the depositor pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the offered securities will also be deemed incorporated by reference into this free writing prospectus.

         The depositor will provide or cause to be provided without charge to each person to whom this free writing prospectus is delivered in connection with the offering of one or more classes of offered securities, upon written or oral request of the person, a copy of any or all the reports incorporated in this free writing prospectus by reference, in each case to the extent the reports relate to one or more of such classes of the offered securities, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: Secretary, or by telephone at (212) 272-2000. The depositor has determined that its financial statements will not be material to the offering of any offered securities.

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                                    GLOSSARY

         Below are abbreviated definitions of certain significant terms used in this free writing prospectus. Capitalized terms used in this free writing prospectus but not defined in this free writing prospectus shall have the meanings assigned to them in the accompanying prospectus. The pooling and servicing agreement may contain more complete definitions of the terms used in this free writing prospectus and reference should be made to that agreement for a more complete understanding of these terms.

         "Accrued Certificate Interest" means either Group I Accrued Certificate Interest or Group II Accrued Certificate Interest, as applicable.

         "Actual Monthly Payments," for any mortgage loan in a sub-loan group and each Due Period, means the actual monthly payments of principal and interest received during such month on such mortgage loan.

         "Aggregate Subordinate Optimal Principal Amount," with respect to a loan group, is the sum of each of the components of the definition of Subordinate Optimal Principal Amount for all sub-loan groups in such loan group.

         "Allocable Share" means either Group I Allocable Share or Group II Allocable Share, as applicable.

         "Available Funds" means either Group I Available Funds or Group II Available Funds, as applicable.

         "Certificate Principal Balance," with respect to any certificate (other than the interest-only certificates) as of any distribution date, will equal such certificate's initial principal amount on the closing date, plus any Subsequent Recoveries added to the Certificate Principal Balance of such certificate (other than an interest-only certificate), as described under "Description of the Certificates--Allocation of Realized Losses; Subordination" in this free writing prospectus, as reduced by (1) all amounts allocable to principal previously distributed with respect to such certificate, (2) the principal portion of all Realized Losses (other than Realized Losses resulting from Debt Service Reductions) previously allocated to such certificate, and (3) solely in the case of the subordinate certificates, such certificate's pro rata share, if any, of the applicable Subordinate Certificate Writedown Amount for previous distribution dates.

         "Class I-PO Certificate Deferred Amount" means, as to each distribution date through the Group I Cross-Over Date, the aggregate of all amounts allocable on such dates to the Class I-PO Certificates in respect of the principal portion of Realized Losses in respect of Discount Mortgage Loans in sub-loan group I-1 and the Class I-PO Certificate Cash Shortfall and all amounts previously allocated in respect of such losses and such shortfalls to the Class I-PO Certificates, and not distributed on prior distribution dates.

         "Class I-PO Certificate Principal Distribution Amount," means with respect to each distribution date, an amount equal to the sum of:

                  (i) the PO Percentage of all scheduled payments of principal due on each Discount Mortgage Loan in sub-loan group I-1 on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

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                  (ii) the PO Percentage of the stated principal balance of each
         Discount Mortgage Loan in sub-loan group I-1 which was the subject of a prepayment in full received by a servicer during the applicable Prepayment Period;

                  (iii) the PO Percentage of all partial prepayments of principal of each Discount Mortgage Loan in sub-loan group I-1 received during the applicable Prepayment Period;

                  (iv) the lesser of (a) the PO Percentage of the sum of (A) all net Liquidation Proceeds allocable to principal on each Discount Mortgage Loan in sub-loan group I-1 which became a liquidated mortgage loan during the related Liquidation Period (other than a Discount Mortgage Loan described in clause (B)) and (B) the stated principal balance of each such Discount Mortgage Loan in sub-loan group I-1 purchased by an insurer from the trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any, or otherwise; and (b) the PO Percentage of the sum of (A) the stated principal balance of each Discount Mortgage Loan in sub-loan group I-1 which became a liquidated mortgage loan during the related Prepayment Period (other than a Discount Mortgage Loan described in clause (B)) and (B) the stated principal balance of each such Mortgage Loan in sub-loan group I-1 that was purchased by an insurer from the trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any, or otherwise; and

                  (v) the PO Percentage of the sum of (a) the stated principal balance of each Discount Mortgage Loan in sub-loan group I-1 which was repurchased by the seller in connection with such distribution date and
         (b) the difference, if any, between the stated principal balance of a Discount Mortgage Loan in sub-loan group I-1 that has been replaced by the seller with a substitute Discount Mortgage Loan pursuant to the pooling and servicing agreement in connection with such distribution date and the stated principal balance of such substitute Discount Mortgage Loan.

The Class I-PO Certificates shall be entitled to distributions from sub-loan group I-1 only.

         "Class Prepayment Distribution Trigger" means either Group I Class Prepayment Distribution Trigger or Group II Class Prepayment Distribution Trigger, as applicable.

         "Cross-Over Date" means either Group I Cross-Over Date or Group II Cross-Over Date, as applicable.

         "Due Period" with respect to any distribution date and mortgage loan is the period commencing on the second day of the month preceding the calendar month in which such distribution date occurs and ending at the close of business on the first day of the month in which such distribution date occurs.

         "Excess Liquidation Proceeds" means, to the extent not required by law to be paid to the related mortgagor, the excess, if any, of any Liquidation Proceeds with respect to a mortgage loan over the Stated Principal Balance of such mortgage loan and accrued and unpaid interest at the related mortgage rate through the last day of the month in which the mortgage loan has been liquidated.

         "Group I Accrued Certificate Interest," with respect to the group I certificates of any class (other than the Class I-PO Certificates) on any distribution date, is equal to the amount of interest accrued during the related interest accrual period at the applicable pass-through rate on the Certificate Principal Balance or Notional Amount, as applicable, of such certificate immediately prior to such distribution date, less (1) in the case of a group I senior certificate, such certificate's share of (a) Prepayment Interest Shortfalls on the related mortgage loans, to the extent not covered by Compensating Interest paid by the servicer, (b)

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interest shortfalls on the related mortgage loans resulting from the application of the Relief Act or similar state law and (c) after the related Cross-Over
Date, the interest portion of any Realized Losses on the related mortgage loans, and (2) in the case of a group I subordinate certificate, such certificate's share of (a) Prepayment Interest Shortfalls on the related mortgage loans, to the extent not covered by Compensating Interest paid by the servicer, (b) interest shortfalls on the related mortgage loans resulting from the application of the Relief Act or similar state law and (c) the interest portion of any Realized Losses on the related mortgage loans. The applicable Senior Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act will be allocated among the group I senior certificates in the related certificate group in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The applicable Subordinate Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act will be allocated among the group I subordinate certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. Accrued Certificate
Interest with respect to the group I certificates (other than the Class I-PO Certificates) is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Accrued Certificate Interest will be payable with respect to any class of certificates after the distribution date on which the outstanding Certificate Principal Balance or Notional Amount, as applicable, of such certificate has been reduced to zero.

         "Group I Allocable Share," with respect to any class of Class I-B Certificates on any distribution date will generally equal such class's pro rata share (based on the Certificate Principal Balance of each class entitled thereto) of the related Aggregate Subordinate Optimal Principal Amount; provided, however, that no class of Class I-B Certificates (other than the class of Class I-B Certificates with the lowest numerical designation) shall be entitled on any distribution date to receive distributions pursuant to clauses
(2), (3) and (5) of the related definition of Subordinate Optimal Principal Amount unless the Class Prepayment Distribution Trigger for the related class is satisfied for such distribution date. Notwithstanding the foregoing, if on any distribution date the Certificate Principal Balance of any class of Class I-B Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such distribution date is reduced to zero, any amounts distributable to such class pursuant to clauses (2), (3) and (5) of the related definition of Subordinate Optimal Principal Amount to the extent of such class's remaining Allocable Share, shall be distributed to the remaining classes of Class I-B Certificates in reduction of their respective Certificate Principal Balances, sequentially, to the Class I-B Certificates, in the order of their numerical class designations.

         "Group I Available Funds," for any distribution date and each sub-loan group included in loan group I, an amount which generally includes, (1) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds and Subsequent Recoveries) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, in each case, from the mortgage loans in the related sub-loan group, (2) any Monthly Advances and payments of Compensating Interest made by the master servicer or the servicer for such distribution date in respect of the related mortgage loans, (3) any amounts reimbursed by the master servicer in connection with losses on certain eligible investments for the related mortgage loans and (4) any amount allocated from the Available Funds of another sub-loan group in accordance with paragraph
(E) under "Description of the Certificates--Distributions on the Group I Certificates" in this free writing prospectus, net of (x) fees payable to, and amounts reimbursable to, the master servicer, the servicer, the securities administrator, the trustee, any primary mortgage insurer and any custodian as provided in the pooling and servicing agreement and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account.

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         "Group I Class Prepayment Distribution Trigger," is a test, which shall be satisfied for a class of group I subordinate certificates for a distribution date if the fraction (expressed as a percentage), the numerator of which is the aggregate Certificate Principal Balance of such class and each class of group I subordinate certificates subordinate thereto, if any, and the denominator of which is the Stated Principal Balances of all of the group I mortgage loans as of the related Due Date, equals or exceeds such percentage calculated as of the closing date.

         "Group I Cross-Over Date" is the distribution date on which the Certificate Principal Balances of the group I subordinate certificates are reduced to zero.

         "Group I Senior Optimal Principal Amount," with respect to each sub-loan group included in loan group I and each distribution date, will be an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the related certificate group immediately prior to such distribution date):

         (1) the applicable Senior Percentage of the Non-PO Percentage of the principal portion of all monthly payments due on the mortgage loans in the related sub-loan group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period if the distribution date occurs prior to a related Cross-Over
                  Date);

         (2) the applicable Senior Prepayment Percentage of the Non-PO Percentage of the Stated Principal Balance of each mortgage loan in the related sub-loan group which was the subject of a prepayment in full received by a servicer during the applicable Prepayment Period;

         (3) the applicable Senior Prepayment Percentage of the Non-PO Percentage of the amount of all partial prepayments allocated to principal received during the applicable Prepayment Period in respect of mortgage loans in the related sub-loan group;

         (4) the lesser of (a) the applicable Senior Prepayment Percentage of the Non-PO Percentage of the sum of (i) all Net Liquidation Proceeds allocable to principal received in respect of each mortgage loan in the related sub-loan group that became a Liquidated Mortgage Loan during the related Liquidation Period (other than mortgage loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related sub-loan group during the related Due Period and (ii) the Stated Principal Balance of each such mortgage loan in the related sub-loan group purchased by an insurer from the trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any, or otherwise; and (b) the applicable Senior Percentage of the Non-PO Percentage of the sum of (i) the Stated Principal Balance of each mortgage loan in the related sub-loan group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the mortgage loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related sub-loan group during the related Due Period and (ii) the Stated Principal Balance of each such mortgage loan in the related sub-loan group that was purchased by an insurer from the trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any or otherwise;

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         (5)      any amount allocated to the Available Funds of the related sub-loan group in accordance with paragraphs (E) and (F) under "Description of the Certificates--Distributions on the Group I Certificates" in this free writing prospectus; and

         (6) the applicable Senior Prepayment Percentage of the Non-PO Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan in the related sub-loan group which was repurchased by the sponsor in connection with such distribution date and (b) the excess, if any, of the Stated Principal Balance of a mortgage loan in the related sub-loan group that has been replaced by the sponsor with a substitute mortgage loan pursuant to the pooling and servicing agreement in connection with such distribution date over the Stated Principal Balance of such substitute mortgage loan.

         "Group I Senior Percentage," with respect to each certificate group related to a sub-loan group in loan group I and any distribution date, is the lesser of (a) 100% and (b) the percentage obtained by dividing the Certificate Principal Balance of the group I senior certificates (other than the Class I-X and Class I-PO Certificates) in the related certificate group by the aggregate Stated Principal Balance of the group I mortgage loans in the related sub-loan group (other than the PO Percentage thereof with respect to the related Discount Mortgage Loans) as of the beginning of the related Due Period. The initial Group I Senior Percentage for each certificate group related to a sub-loan group in loan group I will be equal to approximately 88.25%.

         "Group I Senior Prepayment Percentage" means the Senior Prepayment Percentage for the group I senior certificates (other than the Class I-X and Class I-PO Certificates) of each certificate group related to a sub-loan group in loan group I, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)             Group I Senior Prepayment Percentage
---------------------------------    ------------------------------------------
January 2007 - December 2011         100%

January 2012 - December 2012         Senior Percentage for the related Senior
                                     Certificates plus 70% of the Subordinate
                                     Percentage for the related sub-loan group.

January 2013 - December 2013         Senior Percentage for the related Senior
                                     Certificates plus 60% of the Subordinate
                                     Percentage for the related sub-loan group.

January 2014 - December 2014         Senior Percentage for the related Senior
                                     Certificates plus 40% of the Subordinate
                                     Percentage for the related sub-loan group.

January 2015 - December 2015         Senior Percentage for the related Senior
                                     Certificates plus 20% of the Subordinate
                                     Percentage for the related sub-loan group.

January 2016 and thereafter          Senior Percentage for the related senior
                                     certificates.

         No scheduled reduction to the Group I Senior Prepayment Percentage for the related certificate group shall be made as of any distribution date unless, as of the last day of the month preceding such distribution date (1) the aggregate Stated Principal Balance of the group I mortgage loans in all sub-loan groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust) averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the

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group I subordinate certificates does not exceed 50% and (2) cumulative Realized
Losses on the group I mortgage loans in all sub-loan groups do not exceed (a)
30% of the aggregate Certificate Principal Balance of the Original Group I Subordinate Principal Balance if such distribution date occurs between and including January 2012 and December 2012, (b) 35% of the Original Group I Subordinate Principal Balance if such distribution date occurs between and including January 2013 and December 2013, (c) 40% of the Original Group I Subordinate Principal Balance if such distribution date occurs between and including January 2014 and December 2014, (d) 45% of the Original Group I Subordinate Principal Balance if such distribution date occurs between and including January 2015 and December 2015, and (e) 50% of the Original Group I Subordinate Principal Balance if such distribution date occurs during or after January 2016.

         Notwithstanding the foregoing, if on any distribution date, the percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group I Senior Certificates (other than the Class I-X Certificates) immediately preceding such distribution date, and the denominator of which is the Stated Principal Balance of the group I mortgage loans as of the beginning of the related Due Period, exceeds such percentage as of the Cut-off Date, then the related Senior Prepayment Percentage with respect to all the group I senior certificates for such distribution date will equal 100%.

         "Group I Subordinate Certificate Writedown Amount," with respect to the group I subordinate certificates, the amount by which (x) the sum of the Certificate Principal Balances of the group I certificates (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Certificate Principal Balances of the group I certificates on such distribution date) exceeds (y) the Stated Principal Balances of the group I mortgage loans on the Due Date related to such distribution date.

         "Group I Subordinate Optimal Principal Amount," with respect to any sub-loan group of loan group I and each distribution date will be an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the group I subordinate certificates immediately prior to such distribution date):

         (1) the related Subordinate Percentage of the Non-PO Percentage of the principal portion of all Monthly Payments due on each mortgage loan in the related sub-loan group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

         (2) the related Subordinate Prepayment Percentage of the Non-PO Percentage of the Stated Principal Balance of each mortgage loan in the related sub-loan group which was the subject of a prepayment in full received by a servicer during the applicable Prepayment Period;

         (3) the related Subordinate Prepayment Percentage of the Non-PO Percentage of the amount all partial prepayments of principal received in respect of mortgage loans in the related sub-loan group during the applicable Prepayment Period;

         (4) the excess, if any, of (a) the Net Liquidation Proceeds allocable to principal received in respect of each mortgage loan in the related sub-loan group that became a Liquidated Mortgage Loan during the related Liquidation Period and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan during the related Due Period over (b) the sum of the amounts distributable to the holders of the group I senior certificates in the related certificate group pursuant to clause (4) of the definition of "Group I Senior Optimal Principal Amount" and "Class I-PO Certificate Principal Distribution Amount" on such distribution date;

         (5) the related Subordinate Prepayment Percentage of the Non-PO Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan in the related sub-loan group which was repurchased by the sponsor in connection with such distribution date and (b) the difference, if any, between the Stated Principal Balance of a mortgage loan in the related sub-loan group that has been replaced by the sponsor with a substitute mortgage loan pursuant to the mortgage loan purchase agreement in connection with such distribution date and the Stated Principal Balance of such substitute mortgage loan; and

         (6) on the distribution date on which the aggregate Certificate Principal Balance of the group I senior certificates (other than the Class I-X and Class I-PO Certificates) in the related certificate group have all been reduced to zero, 100% of the Senior Optimal Principal Amount for such group I senior certificates.

         "Group I Subordinate Percentage," as of any distribution date and with respect to any sub-loan group included in loan group I, equals 100% minus the related Senior Percentage for the related certificate group.

         "Group I Subordinate Prepayment Percentage," with respect to any sub-loan group included in loan group I, and as of any distribution date, will equal 100% minus the Senior Prepayment Percentage for the senior certificates in the related certificate group.

         "Group II Accrued Certificate Interest," with respect to the group II certificates of any class on any distribution date, is equal to the amount of interest accrued during the related interest accrual period at the applicable pass-through rate on the Certificate Principal Balance or Notional Amount, as applicable, of such certificate immediately prior to such distribution date, less (1) in the case of a group II senior certificate, such certificate's share of (a) Prepayment Interest Shortfalls on the related mortgage loans, to the extent not covered by Compensating Interest paid by the servicer, (b) interest shortfalls on the related mortgage loans resulting from the application of the Relief Act or similar state law and (c) after the related Cross-Over Date, the interest portion of any Realized Losses on the related mortgage loans, (2) in the case of a group II subordinate certificate, such certificate's share of (a) Prepayment Interest Shortfalls on the related mortgage loans, to the extent not covered by Compensating Interest paid by the servicer, (b) interest shortfalls on the related mortgage loans resulting from the application of the Relief Act or similar state law and (c) the interest portion of any Realized Losses on the related mortgage loans. The applicable Senior Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act will be allocated among the group II senior certificates in the related certificate group in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The applicable Subordinate Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act will be allocated among the group II subordinate certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. Accrued Certificate Interest with respect to the group II certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Accrued Certificate Interest will be payable with respect to any class of certificates after the distribution date on which the outstanding Certificate Principal Balance or Notional Amount, as applicable, of such certificate has been reduced to zero.

         "Group II Allocable Share," with respect to any class of Class II-B Certificates on any distribution date will generally equal such class's pro rata share (based on the Certificate Principal

Balance of each class entitled thereto) of the related Aggregate Subordinate Optimal Principal Amount; provided, however, that no class of Class II-B Certificates (other than the class of Class II-B Certificates with the lowest numerical designation) shall be entitled on any distribution date to receive distributions pursuant to clauses (2), (3) and (5) of the related definition of Subordinate Optimal Principal Amount unless the Class Prepayment Distribution Trigger for the related class is satisfied for such distribution date. Notwithstanding the foregoing, if on any distribution date the Certificate Principal Balance of any class of Class II-B Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such distribution date is reduced to zero, any amounts distributable to such class pursuant to clauses
(2), (3) and (5) of the related definition of Subordinate Optimal Principal Amount to the extent of such class's remaining Allocable Share, shall be distributed to the remaining classes of Class II-B Certificates in reduction of their respective Certificate Principal Balances, sequentially, to the Class II-B Certificates, in the order of their numerical class designations.

         "Group II Available Funds," for any distribution date and each sub-loan group included in loan group II, an amount which generally includes, (1) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds and Subsequent Recoveries) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, in each case, from the related mortgage loans, (2) any Monthly Advances and payments of Compensating Interest made by the master servicer or the servicer for such distribution date in respect of the mortgage loans in the related sub-loan group, (3) any amounts reimbursed by the master servicer in connection with losses on certain eligible investments for the related mortgage loans and (4) any amount allocated from the Available Funds of another sub-loan group in accordance with paragraph (E) under "Description of the Certificates--Distributions on the Group II Certificates" in this free writing prospectus, net of (x) fees payable to, and amounts reimbursable to, the master servicer, the servicer, the securities administrator, the trustee, the LPMI Insurer and any custodian as provided in the pooling and servicing agreement and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account.

         "Group II Class Prepayment Distribution Trigger," is a test, which shall be satisfied for a class of group II subordinate certificates for a distribution date if the fraction (expressed as a percentage), the numerator of which is the aggregate Certificate Principal Balance of such class and each class of group II subordinate certificates subordinate thereto, if any, and the denominator of which is the Stated Principal Balances of all of the group II mortgage loans as of the related Due Date, equals or exceeds such percentage calculated as of the closing date.

         "Group II Cross-Over Date" is the distribution date on which the Certificate Principal Balances of the group II subordinate certificates are reduced to zero.

         "Group II Senior Optimal Principal Amount," with respect to each sub-loan group included in loan group II and each distribution date, will be an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the related certificate group immediately prior to such distribution date):

         (1) the applicable Senior Percentage of the principal portion of all Monthly Payments due on the mortgage loans in the related sub-loan group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period if the distribution date occurs prior to a related Cross-Over Date);

         (2) the applicable Senior Prepayment Percentage of the Stated Principal Balance of each mortgage loan in the related sub-loan group which was the subject of a prepayment in full received by the master servicer during the applicable Prepayment Period;

         (3) the applicable Senior Prepayment Percentage of the amount of all partial prepayments allocated to principal received during the applicable Prepayment Period in respect of mortgage loans in the related sub-loan group;

         (4) the lesser of (a) the applicable Senior Prepayment Percentage of the sum of (i) all Net Liquidation Proceeds allocable to principal received in respect of each mortgage loan in the related sub-loan group that became a Liquidated Mortgage Loan during the related Liquidation Period (other than mortgage loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related sub-loan group during the related Due Period and (ii) the Stated Principal Balance of each such mortgage loan in the related sub-loan group purchased by an insurer from the trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any, or otherwise; and (b) the applicable Senior Percentage of the sum of (i) the Stated Principal Balance of each mortgage loan in the related sub-loan group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the mortgage loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related sub-loan group during the related Due Period and (ii) the Stated Principal Balance of each such mortgage loan in the related sub-loan group that was purchased by an insurer from the trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any or otherwise;

         (5) any amount allocated to the Available Funds of the related sub-loan group in accordance with paragraphs (E) and (F) under "Description of the Certificates--Distributions on the Group II Certificates" in this free writing prospectus; and

         (6) the applicable Senior Prepayment Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan in the related sub-loan group which was repurchased by the sponsor in connection with such distribution date and (b) the excess, if any, of the Stated Principal Balance of a mortgage loan in the related sub-loan group that has been replaced by the sponsor with a substitute mortgage loan pursuant to the pooling and servicing agreement in connection with such distribution date over the Stated Principal Balance of such substitute mortgage loan.

         "Group II Senior Percentage," with respect to each certificate group related to a sub-loan group in loan group II and any distribution date, is the lesser of (a) 100% and (b) the percentage obtained by dividing the Certificate Principal Balance of the group II senior certificates in the related certificate group by the aggregate Stated Principal Balance of the group II mortgage loans in the related sub-loan group as of the beginning of the related Due Period. The initial Group II Senior Percentage for each certificate group related to a sub-loan group in loan group II will be equal to approximately 90.00%.

         "Group II Senior Prepayment Percentage" means the Senior Prepayment Percentage for the group II senior certificates of each certificate group related to a sub-loan group in loan group II, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)             Group II Senior Prepayment Percentage
-------------------------------      -------------------------------------
January 2007 - December 2013         100%

January 2014 - December 2014         Senior Percentage for the related Senior
                                     Certificates plus 70% of the Subordinate
                                     Percentage for the related sub-loan group.

January 2015 - December 2015         Senior Percentage for the related Senior
                                     Certificates plus 60% of the Subordinate
                                     Percentage for the related sub-loan group.

January 2016 - December 2016         Senior Percentage for the related Senior
                                     Certificates plus 40% of the Subordinate
                                     Percentage for the related sub-loan group.

January 2017 - December 2017         Senior Percentage for the related Senior
                                     Certificates plus 20% of the Subordinate
                                     Percentage for the related sub-loan group.

January 2018 and thereafter          Senior Percentage for the related senior
                                     certificates.

         No scheduled reduction to the Group II Senior Prepayment Percentage for the related certificate group shall be made as of any distribution date unless, as of the last day of the month preceding such distribution date (1) the aggregate Stated Principal Balance of the group II mortgage loans in all sub-loan groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust) averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the group II subordinate certificates does not exceed 50% and (2) cumulative Realized Losses on the group II mortgage loans in all sub-loan groups do not exceed (a) 30% of the aggregate Certificate Principal Balance of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including January 2014 and December 2014, (b) 35% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including January 2015 and December 2015, (c) 40% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including January 2016 and December 2016, (d) 45% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including January 2017 and December 2017, and (e) 50% of the Original Group II Subordinate Principal Balance if such distribution date occurs during or after January 2018.

         In addition, if on any distribution date the weighted average of the Group II Subordinate Percentages for such distribution date is equal to or greater than two times the weighted average of the initial Group II Subordinate Percentages, and (a) the aggregate Stated Principal Balance of the group II mortgage loans in all sub loan groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the group II subordinate certificates does not exceed 50% and (b)(i) on or prior to the distribution date occurring in December 2009, cumulative Realized Losses on the group II mortgage loans in all sub-loan groups as of the end of the related period set forth in the respective servicing agreement do not exceed 20% of the Original Group II Subordinate Principal Balance and (ii) after the distribution date occurring in December 2009, cumulative Realized Losses on the group II mortgage loans in all sub-loan groups as of the end of the related period set forth in the respective servicing agreement do not exceed 30% of the Original Group II Subordinate Principal Balance, then, in each case, the Group II Senior Prepayment Percentage for the related group II senior certificates for such distribution date will equal the Group II Senior Percentage for the related certificate group; provided, however, if on such distribution date the Group II Subordinate Percentage for the related sub-loan group is equal to or greater than two times the initial Group II Subordinate Percentage on or prior to the distribution date occurring in December 2009 and the above delinquency and loss tests are met, then the Group II Senior Prepayment Percentage for the group II senior certificates in the related certificate group for such distribution date, will equal the Group II Senior Percentage for such certificates plus 50% of the related Group II Subordinate Percentage on such distribution date.

         Notwithstanding the foregoing, if on any distribution date, the percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group II Senior Certificates immediately preceding such distribution date, and the denominator of which is the Stated Principal Balance of the group II mortgage loans as of the beginning of the related Due Period, exceeds such percentage as of the Cut-off Date, then the related Senior Prepayment Percentage with respect to all the group II senior certificates for such distribution date will equal 100%.

         "Group II Subordinate Certificate Writedown Amount," with respect to the group II subordinate certificates, the amount by which (x) the sum of the Certificate Principal Balances of the group II certificates (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Certificate Principal Balances of the group II certificates on such distribution date) exceeds (y) the Stated Principal Balances of the group II mortgage loans on the Due Date related to such distribution date.

         "Group II Subordinate Optimal Principal Amount," with respect to any sub-loan group of loan group II and each distribution date will be an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the group II subordinate certificates immediately prior to such distribution date):

         (1) the related Subordinate Percentage of the principal portion of all Monthly Payments due on each mortgage loan in the related sub-loan group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

         (2) the related Subordinate Prepayment Percentage of the Stated Principal Balance of each mortgage loan in the related sub-loan group which was the subject of a prepayment in full received by the master servicer during the applicable Prepayment Period;

         (3) the related Subordinate Prepayment Percentage of the amount all partial prepayments of principal received in respect of mortgage loans in the related sub-loan group during the applicable Prepayment Period;

         (4) the excess, if any, of (a) the Net Liquidation Proceeds allocable to principal received in respect of each mortgage loan in the related sub-loan group that became a Liquidated Mortgage Loan during the related Liquidation Period and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan during the related Due Period over (b) the sum of the amounts distributable to the holders of the group II senior certificates in the related certificate group pursuant to clause (4) of the definition of "Group II Senior Optimal Principal Amount" on such distribution date;

         (5)      the related Subordinate Prepayment Percentage of the sum of
                  (a) the Stated Principal Balance of each mortgage loan in the related sub-loan group which was repurchased by the sponsor in connection with such distribution date and (b) the difference, if any, between the Stated Principal Balance of a mortgage loan in the related sub-loan group that has been replaced by the sponsor with a substitute mortgage loan pursuant to the mortgage loan purchase agreement in connection with such distribution date and the Stated Principal Balance of such substitute mortgage loan; and

         (6) on the distribution date on which the aggregate Certificate Principal Balance of the group II senior certificates in the related certificate group have all been reduced to zero, 100% of the Senior Optimal Principal Amount for such group II senior certificates.

         "Group II Subordinate Percentage," as of any distribution date and with respect to any sub-loan group included in loan group II, is 100% minus the related Senior Percentage for the related certificate group.

         "Group II Subordinate Prepayment Percentage," with respect to any sub-loan group included in loan group II, and as of any distribution date, is 100% minus the Senior Prepayment Percentage for the senior certificates in the related certificate group.

         "Insurance Proceeds" are all proceeds of any insurance policies, to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the related servicer's normal servicing procedures, other than proceeds that represent reimbursement of the related servicer's costs and expenses incurred in connection with presenting claims under the related insurance policies and exclusive of Subsequent Recoveries.

         "Liquidation Period," with respect to a distribution date, is the related monthly or other period described in the related servicing agreement pursuant to which any Liquidation Proceeds are collected and remitted on the related servicer remittance date.

         "Liquidation Proceeds," are amounts, other than Insurance Proceeds and Subsequent Recoveries, received in connection with the partial or complete liquidation of a mortgage loan, whether through trustee's sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a mortgaged property, and any other proceeds received with respect to any mortgaged properties acquired by the related servicer by foreclosure or deed in lieu of foreclosure in connection with defaulted mortgage loans, less the sum of related unreimbursed advances, servicing fees, servicing advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorney's fees.

         "Non-PO Percentage" means (a) with respect to each group I mortgage loan that is a Discount Mortgage Loan, the related net mortgage rate divided by 5.50%, and (b) with respect to each group I mortgage loan that is not a Discount Mortgage Loan, 100%.

         "PO Percentage" means (a) with respect to each group I mortgage loan that is a Discount Mortgage Loan, 5.50% minus the related net mortgage rate, divided by 5.50%, and (b) with respect to each group I mortgage loan that is not a Discount Mortgage Loan, 0%.

         "Prepayment Period" with respect to any distribution date and the mortgage loans serviced by a related servicer, the period that is provided in the related servicing agreement.

         "Realized Loss" is the excess of the Stated Principal Balance of a defaulted mortgage loan over the net Liquidation Proceeds with respect thereto that are allocated to principal.

         "Relief Act" means the Servicemembers Civil Relief Act.

         "Senior Optimal Principal Amount" means either Group I Senior Optimal Principal Amount or Group II Senior Optimal Principal Amount, as applicable.

         "Senior Percentage" means either Group I Senior Percentage or Group II Senior Percentage, as applicable.

         "Stated Principal Balance" of any mortgage loan means, with respect to any distribution date, is the cut-off date principal balance thereof, minus the sum of:

                  o the principal portion of the scheduled monthly payments due from mortgagors with respect to such mortgage loan during each Due Period ending prior to such distribution date (and irrespective of any delinquency in their payment);

                  o all prepayments of principal with respect to such mortgage loan received prior to or during the related Prepayment Period, and all liquidation proceeds to the extent applied by the related servicer as recoveries of principal in accordance with the pooling and servicing agreement that were received by the related servicer prior to or during the related Liquidation Period, and

                  o any Realized Loss thereon incurred during the related period set forth in the respective servicing agreement.

         The Stated Principal Balance of any liquidated mortgage loan is zero.

         "Senior Prepayment Percentage" means either Group I Senior Prepayment Percentage or Group II Senior Prepayment Percentage, as applicable.

         "Sub-loan group I-1 Fraction" means, with respect to any group I mortgage loan with a net mortgage rate of greater than or equal to 5.500% per annum and less than 6.000% per annum, a fraction, (x) the numerator of which is equal to 6.000% minus the net mortgage rate of such mortgage loan, and (y) the denominator of which is equal to 0.500%.

         "Sub-loan group I-2A Fraction" means, with respect to any group I mortgage loan with a net mortgage rate of greater than or equal to 5.500% per annum and less than 6.000% per annum, a fraction, (x) the numerator of which is equal to net mortgage rate minus 5.500% of such mortgage loan, and (y) the denominator of which is equal to 0.500%.

         "Sub-loan group I-2B Fraction" means, with respect to any group I mortgage loan with a net mortgage rate of greater than or equal to 6.000% per annum and less than 6.500% per annum, a fraction, (x) the numerator of which is equal to 6.500% minus the net mortgage rate of such mortgage loan, and (y) the denominator of which is equal to 0.500%.

         "Sub-loan group I-3 Fraction" means, with respect to any group I mortgage loan with a net mortgage rate of greater than or equal to 6.000% per annum and less than 6.500% per annum, a fraction, (x) the numerator of which is equal to the net mortgage rate of such mortgage loans minus 6.000%, and (y) the denominator of which is equal to 0.500%.

         "Subordinate Certificate Writedown Amount" means either Group I Subordinate Certificate Writedown Amount or Group II Subordinate Certificate Writedown Amount, as applicable.

         "Subordinate Optimal Principal Amount" means either Group I Subordinate Optimal Principal Amount or Group II Subordinate Optimal Principal Amount, as applicable.

         "Subordinate Percentage" means either Group I Subordinate Percentage or Group II Subordinate Percentage, as applicable.

         "Subordinate Prepayment Percentage" means either Group I Subordinate Prepayment Percentage or Group II Subordinate Prepayment Percentage, as applicable.

                             INDEX OF DEFINED TERMS


1-year CMT................................................................S-38
1-year LIBOR..............................................................S-39
6-month LIBOR.............................................................S-40
AB Servicing Criteria.....................................................S-81
Accrued Certificate Interest.............................................S-150
Actual Monthly Payments..................................................S-150
Advances..................................................................S-18
Aggregate Subordinate Optimal Principal Amount...........................S-150
Allocable Share..........................................................S-150
Available Funds..........................................................S-150
Certificate Principal Balance............................................S-150
Certificate Registrar......................................................S-6
Class A Certificates......................................................S-83
Class B Certificates......................................................S-83
Class I-A Certificates....................................................S-83
Class I-A-2 Certificates..................................................S-83
Class I-A-3 Certificates..................................................S-83
Class I-B Certificates....................................................S-83
Class II-1A Certificates..................................................S-83
Class II-2A Certificates..................................................S-83
Class II-3A Certificates..................................................S-83
Class II-A Certificates...................................................S-83
Class II-B Certificates...................................................S-83
Class I-PO Certificate Cash Shortfall.....................................S-91
Class I-PO Certificate Deferred Amount...................................S-150
Class I-PO Certificate Principal Distribution Amount.....................S-150
Class P Certificates......................................................S-83
Class Prepayment Distribution Trigger....................................S-151
Clearstream...............................................................S-84
Closing Date...............................................................S-6
Code.....................................................................S-142
collateral value..........................................................S-37
Compensating Interest.....................................................S-79
Contributions Tax........................................................S-143
Cross-Over Date..........................................................S-151
CSSF......................................................................S-85
Cut-Off Date...............................................................S-6
cut-off date principal balance.............................................S-5
Depositor..................................................................S-5
Distribution Account......................................................S-78
DTC.......................................................................S-83
Due Period...............................................................S-151
ERISA....................................................................S-144
Euroclear.................................................................S-84
Excess Liquidation Proceeds..............................................S-151
Exemption................................................................S-144
final scheduled distribution date........................................S-114
Financial Intermediary....................................................S-84
Fiscal Quarter...........................................................S-107

Fitch.....................................................................S-19
group..........................................................S-6, S-35, S-83
Group I Accrued Certificate Interest.....................................S-151
Group I Allocable Share..................................................S-152
Group I Available Funds..................................................S-152
group I certificates......................................................S-83
Group I Class Prepayment Distribution Trigger............................S-153
Group I Cross-Over Date..................................................S-153
group I senior certificates...............................................S-83
Group I Senior Optimal Principal Amount..................................S-153
Group I Senior Percentage................................................S-154
Group I Senior Prepayment Percentage.....................................S-154
Group I Subordinate Certificate Writedown Amount.........................S-155
Group I Subordinate Optimal Principal Amount.............................S-155
Group I Subordinate Percentage...........................................S-156
Group I Subordinate Prepayment Percentage................................S-156
Group II Accrued Certificate Interest....................................S-156
Group II Allocable Share.................................................S-156
Group II Available Funds.................................................S-157
group II certificates.....................................................S-83
Group II Class Prepayment Distribution Trigger...........................S-157
Group II Cross-Over Date.................................................S-157
group II senior certificates..............................................S-83
Group II Senior Optimal Principal Amount.................................S-157
Group II Senior Percentage...............................................S-158
Group II Senior Prepayment Percentage....................................S-158
Group II Subordinate Certificate Writedown Amount........................S-160
Group II Subordinate Optimal Principal Amount............................S-160
Group II Subordinate Percentage..........................................S-161
Group II Subordinate Prepayment Percentage...............................S-161
hybrid mortgage loans......................................................S-6
Insurance Proceeds.......................................................S-161
interest adjustment date..................................................S-38 interest-only certificates................................................S-83
Investor-Based Exemptions................................................S-144
Issuing Entity.............................................................S-6
Liquidation Period.......................................................S-161
Liquidation Proceeds.....................................................S-161
loan group...........................................................S-6, S-35
Loan Group I...............................................................S-9
Loan Group II.............................................................S-11
Master Servicer............................................................S-5
Master Servicer Collection Account........................................S-77
MOM loan..................................................................S-41
mortgage pool.............................................................S-35
mortgage related securities..............................................S-147
Net Interest Shortfalls.............................................S-92, S-98
net mortgage rate........................................................S-104
Non-PO Percentage........................................................S-161
offered certificates......................................................S-83
optional termination date..........................................S-15, S-107

Originators................................................................S-5
Paying Agent...............................................................S-6
Plan......................................................................S-19
Plan Asset Regulations...................................................S-144
Plan(s)..................................................................S-144
PO Percentage............................................................S-161
Pooling and Servicing Agreement............................................S-6
Prepayment Interest Shortfall.............................................S-79
Prepayment Interest Shortfalls......................................S-92, S-98
Prepayment Period........................................................S-161
principal-only certificates...............................................S-83
Prohibited Transactions Tax..............................................S-143
PTE......................................................................S-144
real estate assets.......................................................S-143
Realized Loss............................................................S-162
Record Date...............................................................S-14
regular interests.........................................................S-19
Relief Act...............................................................S-162
residual certificates.....................................................S-83
residual interest.........................................................S-19
residual interests.......................................................S-143
Rules.....................................................................S-84
Securities Administrator...................................................S-6
Securities Administrator Fee..............................................S-18
senior certificates.......................................................S-83
Senior Optimal Principal Amount..........................................S-162
Senior Percentage........................................................S-162
Senior Prepayment Percentage.............................................S-162
Servicers..................................................................S-5
servicing agreements......................................................S-68
Servicing Fee.............................................................S-18
SMMEA....................................................................S-147
Sponsor....................................................................S-5
Standard & Poor's.........................................................S-19
Stated Principal Balance.................................................S-162
sub-loan group.......................................................S-6, S-35
Sub-Loan Group I-1.........................................................S-8
Sub-loan group I-1 Fraction..............................................S-162
Sub-Loan Group I-2.........................................................S-8
Sub-loan group I-2A Fraction.............................................S-162
Sub-loan group I-2B Fraction.............................................S-162
Sub-Loan Group I-3.........................................................S-8
Sub-loan group I-3 Fraction..............................................S-162
Sub-Loan Group II-1........................................................S-9
Sub-Loan Group II-2.......................................................S-10
Sub-Loan Group II-3.......................................................S-11
Subordinate Certificate Writedown Amount.................................S-163
subordinate certificates..................................................S-83
Subordinate Optimal Principal Amount.....................................S-163
Subordinate Percentage...................................................S-163
Subordinate Prepayment Percentage........................................S-163
subordination.............................................................S-21
Subsequent Recovery......................................................S-102
Tax Counsel..............................................................S-142
The Certificates...........................................................S-5
The Mortgage Loans.........................................................S-6
Trustee....................................................................S-6
VRU.......................................................................S-72

                                   SCHEDULE A

                         MORTGAGE LOAN STATISTICAL DATA

The following information sets forth in tabular format certain information, as of the cut-off date, about the mortgage loans. Other than with respect to rates of interest, percentages are approximate and are stated by cut-off date principal balance as of December 1, 2006.



        MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
    4.001     -   4.500              8         $   1,196,033           0.98 %
    4.501     -   5.000              9             1,322,749           1.09
    5.001     -   5.500             34             7,918,711           6.51
    5.501     -   6.000            157            34,847,857          28.66
    6.001     -   6.500            174            35,710,963          29.37
    6.501     -   7.000            112            19,588,739          16.11
    7.001     -   7.500             65             9,321,457           7.67
    7.501     -   8.000             47             6,972,681           5.74
    8.001     -   8.500             25             3,178,485           2.61
    8.501     -   9.000             10               650,359           0.53
    9.001     -   9.500              4               337,981           0.28
    9.501     -  10.000              2               109,262           0.09
   10.001     -  10.500              2               139,374           0.11
   10.501     -  11.000              2               114,167           0.09
   11.001     -  11.500              3                89,321           0.07
   11.501     -  12.000              2                59,490           0.05
   13.001     -  13.500              1                18,170           0.01
                             -----------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             ===============================================

As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 6.435% per annum.


    ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
ORIGINAL COMBINED-LOAN-        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
TO-VALUE RATIOS(%)               LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
    10.01     -   20.00              4         $     435,778           0.36 %
    20.01     -   30.00              8             1,402,262           1.15
    30.01     -   40.00             10             1,928,224           1.59
    40.01     -   50.00             11             3,646,945           3.00
    50.01     -   60.00             26             7,010,659           5.77
    60.01     -   70.00             60            14,098,800          11.60
    70.01     -   80.00            188            44,729,038          36.79
    80.01     -   90.00             90            15,569,655          12.81
    90.01     -  100.00            197            26,361,941          21.68
   100.01     -  110.00             55             5,784,057           4.76
   110.01     -  120.00              7               560,652           0.46
   120.01     or Greater             1                47,791           0.04
                             -----------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             ===============================================


As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 79.73%.

       SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN TOTAL GROUP 1


                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
SCHEDULED PRINCIPAL            MORTGAGE       OUTSTANDING AS OF      MORTGAGE
BALANCE ($)                      LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
      0       -  50,000             57         $   2,153,504           1.77 %
  50,001     -  100,000            164            12,779,066          10.51
  100,001    -  150,000            152            18,928,642          15.57
  150,001    -  200,000            101            17,434,090          14.34
  200,001    -  250,000             53            11,855,252           9.75
  250,001    -  300,000             27             7,319,329           6.02
  300,001    -  350,000             21             6,799,036           5.59
  350,001    -  400,000             27            10,150,294           8.35
  400,001    -  450,000             11             4,702,509           3.87
  450,001    -  500,000              6             2,770,774           2.28
  500,001    -  550,000              8             4,244,132           3.49
  550,001    -  600,000              8             4,602,402           3.79
  600,001    -  650,000              6             3,779,745           3.11
  650,001    -  700,000              2             1,330,082           1.09
  700,001    -  750,000              2             1,475,237           1.21
  750,001    or Greater             12            11,251,709           9.25
                             -----------------------------------------------
       Total                       657         $ 121,575,802         100.00 %
                             ===============================================


As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately
$185,047.


              CREDIT SCORES OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RANGE OF CREDIT SCORES          LOANS           CUT-OFF DATE          POOL
----------------------       -------------   -------------------     --------
       1       -    500             46         $   5,046,839           4.15 %
      501      -    520             40             5,859,748           4.82
      521      -    540             48             5,769,311           4.75
      541      -    560             40             6,018,444           4.95
      561      -    580             34             4,842,533           3.98
      581      -    600             34             6,037,140           4.97
      601      -    620             34             5,535,983           4.55
      621      -    640             33             5,308,342           4.37
      641      -    660             37             6,859,227           5.64
      661      -    680             51             9,375,973           7.71
      681      -    700             42             8,013,179           6.59
      701      -    720             61            12,687,236          10.44
      721      -    740             35             7,904,409           6.50
      741      -    760             45            12,186,926          10.02
      761      -    780             34             7,115,794           5.85
      781      -    800             31             8,724,239           7.18
      801      or Greater           12             4,290,479           3.53
                             -----------------------------------------------
         Total                     657         $ 121,575,802         100.00 %
                             ===============================================


 As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 665.

 *Based upon the most recently available data.

      GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GEOGRAPHIC DISTRIBUTION          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
Alabama                              9         $   1,364,061           1.12 %
Arizona                             24             4,080,334           3.36
Arkansas                             4               395,224           0.33
California                          41            13,748,282          11.31
Colorado                            16             2,742,227           2.26
Connecticut                          5             1,578,729           1.30
Delaware                             3             1,323,195           1.09
District of Columbia                 1               234,967           0.19
Florida                             81            17,167,524          14.12
Georgia                             44             6,741,277           5.54
Hawaii                               4             1,432,806           1.18
Idaho                                1               214,857           0.18
Illinois                            21             3,622,214           2.98
Indiana                             24             1,889,355           1.55
Iowa                                 5               440,039           0.36
Kansas                               4               548,346           0.45
Kentucky                             1                52,627           0.04
Louisiana                           19             2,393,307           1.97
Maine                                2               144,318           0.12
Maryland                            11             2,026,873           1.67
Massachusetts                        2               854,674           0.70
Michigan                            11             1,555,649           1.28
Minnesota                           11             2,112,286           1.74
Mississippi                          9               924,912           0.76
Missouri                            10             1,583,082           1.30
Montana                              2                71,389           0.06
Nebraska                             4               391,395           0.32
Nevada                              14             1,885,566           1.55
New Hampshire                        2               597,580           0.49
New Jersey                          17             3,907,316           3.21
New Mexico                           4               306,005           0.25
New York                            37             9,438,557           7.76
North Carolina                      27             4,879,909           4.01
North Dakota                         2               278,881           0.23
Ohio                                23             3,081,787           2.53
Oklahoma                             5               664,636           0.55
Oregon                               9             2,346,415           1.93
Pennsylvania                        15             1,591,943           1.31
Rhode Island                         1               309,668           0.25
South Carolina                      17             2,609,697           2.15
South Dakota                         2               262,823           0.22
Tennessee                           13             1,767,957           1.45
Texas                               59             8,327,805           6.85
Utah                                 6               947,984           0.78
Virginia                            16             4,548,039           3.74
Washington                          13             3,472,419           2.86
Wisconsin                            5               636,262           0.52
Wyoming                              1                80,602           0.07
                             ------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             ================================================

           PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
PROPERTY TYPE                    LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
2-4 Family                          25         $   5,558,017           4.57 %
CO-OP                               17             5,451,640           4.48
Condominium                         57            10,055,507           8.27
Manufacture Home                     1               196,000           0.16
PUD                                 39             9,584,976           7.88
Single Family                      505            88,869,506          73.10
Townhouse                           13             1,860,156           1.53
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================



            OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
OCCUPANCY STATUS                 LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
Investor                            71         $   9,536,145           7.84 %
Owner Occupied                     547           103,807,924          85.39
Second Home                         39             8,231,732           6.77
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================


*Based upon representations of the related mortgagors at the time of origination.


    REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
STATED REMAINING TERM            LOANS           CUT-OFF DATE          POOL
---------------------        -------------   -------------------     --------
      1       -    48                4         $      79,655           0.07 %
     61       -    120               3                96,573           0.08
     121      -    180              54            10,072,443           8.28
     181      -    240              17             1,586,026           1.30
     241      -    300              49             3,859,303           3.17
     301      -    360             529           105,631,502          86.89
     361      or Greater             1               250,300           0.21
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================

As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 325 months.


               LOAN PURPOSE OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
LOAN PURPOSE                     LOANS           CUT-OFF DATE          POOL
------------                 -------------   -------------------     --------
Cash-Out Refinance                 140         $  28,330,359          23.30 %
Purchase                           422            73,710,796          60.63
Rate/Term Refinance                 95            19,534,647          16.07
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================



                  INDEX OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INDEX                            LOANS           CUT-OFF DATE          POOL
-----                        -------------   -------------------     --------
FIXED                              657         $ 121,575,802         100.00 %
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================

          MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MAXIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
FIXED                              657         $ 121,575,802         100.00 %
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================



          MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MINIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
FIXED                              657         $ 121,575,802         100.00 %
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================


              GROSS MARGINS OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GROSS MARGIN (%)                LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
FIXED                              657         $ 121,575,802         100.00 %
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================



 MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MONTHS TO NEXT INTEREST         MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RATE ADJUSTMENT                  LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
FIXED                              657         $ 121,575,802         100.00 %
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================



           INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST ONLY                    LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
10 Year Interest Only               57         $  15,928,650          13.10 %
5 Year Interest Only                 5               655,926           0.54
Non-IO                             595           104,991,225          86.36
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================


           DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN TOTAL GROUP 1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
DQ HISTORY                       LOANS           CUT-OFF DATE          POOL
----------                   -------------   -------------------     --------
0 x 30                             339         $  68,398,567          56.26 %
1 x 30                              49            11,012,988           9.06
2 x 30                              20             4,760,957           3.92
3+ x 30                             19             2,653,254           2.18
1 x 60                              35             7,835,105           6.44
2 x 60                               8             1,043,137           0.86
3+ x 60                            187            25,871,793          21.28
                             -------------------------------------------------
        Total                      657         $ 121,575,802         100.00 %
                             =================================================

                MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
    4.001     -   4.500              8         $   1,196,033           2.38 %
    4.501     -   5.000              9             1,322,749           2.64
    5.001     -   5.500             34             7,918,711          15.78
    5.501     -   6.000            157            32,095,997          63.98
    6.001     -   6.500            132             7,635,806          15.22
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================


As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 5.773% per annum.


      ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
ORIGINAL COMBINED-LOAN-        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
TO-VALUE RATIOS(%)               LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
    10.01     -   20.00              3         $     199,060           0.40 %
    20.01     -   30.00              3               300,807           0.60
    30.01     -   40.00              6               954,039           1.90
    40.01     -   50.00              4             1,207,923           2.41
    50.01     -   60.00             17             4,264,320           8.50
    60.01     -   70.00             32             7,343,046          14.64
    70.01     -   80.00            101            19,911,240          39.69
    80.01     -   90.00             31             3,728,666           7.43
    90.01     -  100.00            105             9,196,376          18.33
   100.01     -  110.00             36             2,926,062           5.83
   110.01     -  120.00              2               137,757           0.27
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================


As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 78.03%.

         SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
SCHEDULED PRINCIPAL            MORTGAGE       OUTSTANDING AS OF      MORTGAGE
BALANCE ($)                      LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
   0       -  50,000                94         $   1,701,043           3.39 %
50,001     -  100,000               64             4,857,220           9.68
100,001    -  150,000               60             7,260,810          14.47
150,001    -  200,000               44             7,561,598          15.07
200,001    -  250,000               26             5,821,819          11.60
250,001    -  300,000               15             4,102,415           8.18
300,001    -  350,000               12             3,920,238           7.81
350,001    -  400,000                4             1,496,771           2.98
400,001    -  450,000                3             1,253,330           2.50
450,001    -  500,000                1               451,400           0.90
500,001    -  550,000                4             2,142,820           4.27
550,001    -  600,000                3             1,712,248           3.41
600,001    -  650,000                4             2,518,554           5.02
650,001    -  700,000                1               698,413           1.39
700,001    -  750,000                1               732,681           1.46
750,001    or Greater                4             3,937,935           7.85
                             -------------------------------------------------
     Total                         340         $  50,169,297         100.00 %
                             =================================================


                CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RANGE OF CREDIT SCORES          LOANS           CUT-OFF DATE          POOL
----------------------       -------------   -------------------     --------
      1       -    500              22           $ 1,842,130           3.67 %
     501      -    520              19             1,532,863           3.06
     521      -    540              20             1,845,400           3.68
     541      -    560              16             2,125,029           4.24
     561      -    580               9             1,012,785           2.02
     581      -    600              13             1,710,437           3.41
     601      -    620              21             2,037,794           4.06
     621      -    640              15             1,821,459           3.63
     641      -    660              21             2,509,805           5.00
     661      -    680              30             4,786,501           9.54
     681      -    700              20             2,981,653           5.94
     701      -    720              28             5,629,215          11.22
     721      -    740              21             3,267,799           6.51
     741      -    760              28             6,713,097          13.38
     761      -    780              26             2,936,055           5.85
     781      -    800              22             4,428,183           8.83
     801      or Greater             9             2,989,093           5.96
                             -------------------------------------------------
        Total                      340          $ 50,169,297         100.00 %
                             =================================================


As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 684.

*Based upon the most recently available data.

        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GEOGRAPHIC DISTRIBUTION          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
Alabama                              2         $     294,094           0.59 %
Arizona                             17             1,895,971           3.78
Arkansas                             2                85,182           0.17
California                          23             6,884,450          13.72
Colorado                            10             1,296,411           2.58
Connecticut                          3             1,013,500           2.02
Delaware                             3             1,082,024           2.16
Florida                             32             4,463,995           8.90
Georgia                             19             1,510,410           3.01
Hawaii                               3               846,070           1.69
Illinois                            11             1,076,869           2.15
Indiana                             10               652,518           1.30
Iowa                                 2               254,698           0.51
Kansas                               3               154,725           0.31
Louisiana                           11             1,527,788           3.05
Maine                                1                72,733           0.14
Maryland                             3                60,153           0.12
Michigan                             7               843,936           1.68
Minnesota                            4               924,131           1.84
Missouri                             6               779,093           1.55
Nebraska                             3               119,296           0.24
Nevada                              13               803,713           1.60
New Hampshire                        1               145,289           0.29
New Jersey                          10             2,152,711           4.29
New Mexico                           1                61,151           0.12
New York                            25             5,255,170          10.47
North Carolina                      14             1,160,987           2.31
North Dakota                         2               145,126           0.29
Ohio                                16             2,152,913           4.29
Oklahoma                             1                70,493           0.14
Oregon                               4               372,049           0.74
Pennsylvania                         6               427,488           0.85
Rhode Island                         1               309,668           0.62
South Carolina                       8               862,544           1.72
Tennessee                            8             1,258,992           2.51
Texas                               33             4,421,671           8.81
Utah                                 1               124,441           0.25
Virginia                            10             2,193,164           4.37
Washington                           7             2,207,315           4.40
Wisconsin                            3               183,795           0.37
Wyoming                              1                22,569           0.04
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================

             PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
PROPERTY TYPE                    LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
2-4 Family                          11         $   2,262,549           4.51 %
CO-OP                               16             3,846,263           7.67
Condominium                         32             3,701,988           7.38
PUD                                 28             3,421,114           6.82
Single Family                      248            36,588,269          72.93
Townhouse                            5               349,114           0.70
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================


              OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
OCCUPANCY STATUS                 LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
Investor                            17         $   1,867,600           3.72 %
Owner Occupied                     309            45,900,010          91.49
Second Home                         14             2,401,687           4.79
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================


*Based upon representations of the related mortgagors at the time of origination.


      REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
STATED REMAINING TERM            LOANS           CUT-OFF DATE          POOL
---------------------        -------------   -------------------     --------
     61       -    120               1         $      49,030           0.10 %
     121      -    180              35             6,639,577          13.23
     181      -    240               8               476,042           0.95
     241      -    300              14               533,668           1.06
     301      -    360             281            42,220,680          84.16
     361      or Greater             1               250,300           0.50
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================


As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 315 months.


        LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
LOAN PURPOSE                     LOANS           CUT-OFF DATE          POOL
------------                 -------------   -------------------     --------
Cash-Out Refinance                  67         $  11,885,277          23.69 %
Purchase                           220            29,799,294          59.40
Rate/Term Refinance                 53             8,484,726          16.91
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================



                    INDEX OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INDEX                            LOANS           CUT-OFF DATE          POOL
-----                        -------------   -------------------     --------
FIXED                              340         $  50,169,297         100.00 %
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================

            MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MAXIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
FIXED                              340         $  50,169,297         100.00 %
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================



            MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MINIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
FIXED                              340         $  50,169,297         100.00 %
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================


                GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GROSS MARGIN (%)                LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
FIXED                              340         $  50,169,297         100.00 %
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================



   MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MONTHS TO NEXT INTEREST         MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RATE ADJUSTMENT                  LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------

FIXED                              340         $  50,169,297         100.00 %
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================



             INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST ONLY                    LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
10 Year Interest Only               22         $   5,268,595          10.50 %
5 Year Interest Only                 1                49,830           0.10
Non-IO                             317            44,850,872          89.40
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================



             DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP 1-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
DQ HISTORY                       LOANS           CUT-OFF DATE          POOL
----------                   -------------   -------------------     --------
0 x 30                             195         $  31,065,798          61.92 %
1 x 30                              23             3,933,471           7.84
2 x 30                               7             2,011,376           4.01
3+ x 30                              5             1,108,221           2.21
1 x 60                              14             2,699,457           5.38
2 x 60                               1                 2,536           0.01
3+ x 60                             95             9,348,438          18.63
                             -------------------------------------------------
        Total                      340         $  50,169,297         100.00 %
                             =================================================

                MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
    5.501     -   6.000             34         $   2,751,860           8.25 %
    6.001     -   6.500            174            24,994,408          74.89
    6.501     -   7.000             93             5,629,129          16.87
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================


As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 6.390% per annum.


      ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
ORIGINAL COMBINED-LOAN-        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
TO-VALUE RATIOS(%)               LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
    10.01     -   20.00              2         $     147,447           0.44 %
    20.01     -   30.00              3               126,830           0.38
    30.01     -   40.00              6               677,809           2.03
    40.01     -   50.00              6             1,380,465           4.14
    50.01     -   60.00             11             2,180,528           6.53
    60.01     -   70.00             29             4,088,131          12.25
    70.01     -   80.00             93            12,434,775          37.26
    80.01     -   90.00             38             3,986,118          11.94
    90.01     -  100.00             87             6,721,337          20.14
   100.01     -  110.00             22             1,513,661           4.54
   110.01     -  120.00              4               118,297           0.35
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================


As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 78.68%.


         SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
SCHEDULED PRINCIPAL            MORTGAGE       OUTSTANDING AS OF      MORTGAGE
BALANCE ($)                      LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
   1       -  50,000                97         $   2,190,875           6.56 %
50,001     -  100,000               85             6,552,653          19.63
100,001    -  150,000               56             6,672,441          19.99
150,001    -  200,000               22             3,782,832          11.33
200,001    -  250,000               12             2,635,073           7.90
250,001    -  300,000               12             3,312,671           9.93
300,001    -  350,000                4             1,277,337           3.83
350,001    -  400,000                3             1,171,024           3.51
400,001    -  450,000                3             1,296,398           3.88
550,001    -  600,000                3             1,684,349           5.05
650,001    -  700,000                3             2,028,671           6.08
750,001    or Greater                1               771,073           2.31
                             -------------------------------------------------
     Total                         301         $  33,375,397         100.00 %
                             =================================================

                CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RANGE OF CREDIT SCORES          LOANS           CUT-OFF DATE          POOL
----------------------       -------------   -------------------     --------
      1       -    500              15         $   1,164,318           3.49 %
     501      -    520              17             1,416,888           4.25
     521      -    540              15             1,273,475           3.82
     541      -    560              16               880,022           2.64
     561      -    580              15             1,155,161           3.46
     581      -    600              15             1,511,379           4.53
     601      -    620              20             2,371,641           7.11
     621      -    640              18             1,419,935           4.25
     641      -    660              15             1,646,086           4.93
     661      -    680              24             2,464,684           7.38
     681      -    700              24             2,444,286           7.32
     701      -    720              24             2,952,129           8.85
     721      -    740              21             2,518,565           7.55
     741      -    760              22             2,382,853           7.14
     761      -    780              16             3,001,034           8.99
     781      -    800              18             3,637,083          10.90
     801      or Greater             6             1,135,858           3.40
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================


As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 676.

*Based upon the most recently available data.

        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GEOGRAPHIC DISTRIBUTION          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
Alabama                              5         $     467,377           1.40 %
Arizona                             12             1,197,325           3.59
Arkansas                             1                32,970           0.10
California                          20             4,082,393          12.23
Colorado                             7               706,758           2.12
Connecticut                          2               392,801           1.18
Delaware                             2               241,171           0.72
District of Columbia                 1                 7,049           0.02
Florida                             38             4,931,924          14.78
Georgia                             21             1,767,270           5.30
Hawaii                               3               545,468           1.63
Idaho                                1                 6,446           0.02
Illinois                            12             1,295,991           3.88
Indiana                              6               277,537           0.83
Iowa                                 2                 3,562           0.01
Kansas                               3               361,800           1.08
Kentucky                             1                41,049           0.12
Louisiana                            8               350,467           1.05
Maine                                2                47,582           0.14
Maryland                             7               603,067           1.81
Massachusetts                        2               452,977           1.36
Michigan                             9               608,153           1.82
Minnesota                            5               328,773           0.99
Mississippi                          2                83,279           0.25
Missouri                             8               548,169           1.64
Nebraska                             3               191,072           0.57
Nevada                              10             1,050,336           3.15
New Hampshire                        2               219,407           0.66
New Jersey                           5               837,156           2.51
New Mexico                           2                58,965           0.18
New York                            11             2,227,313           6.67
North Carolina                      15             1,886,428           5.65
North Dakota                         2               133,755           0.40
Ohio                                 9               500,565           1.50
Oklahoma                             1                 8,376           0.03
Oregon                               4             1,252,256           3.75
Pennsylvania                         5               492,572           1.48
South Carolina                       5               639,134           1.91
South Dakota                         1                89,688           0.27
Tennessee                            3               201,073           0.60
Texas                               21             1,599,774           4.79
Utah                                 3               217,169           0.65
Virginia                             8             1,414,673           4.24
Washington                           8               775,692           2.32
Wisconsin                            2               140,601           0.42
Wyoming                              1                58,033           0.17
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================

             PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
PROPERTY TYPE                    LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
2-4 Family                           8         $     909,755           2.73 %
CO-OP                                6             1,454,732           4.36
Condominium                         29             2,941,779           8.81
PUD                                 17             3,369,516          10.10
Single Family                      236            23,971,972          71.83
Townhouse                            5               727,643           2.18
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================




              OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
OCCUPANCY STATUS                 LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
Investor                            32         $   2,035,331           6.10 %
Owner Occupied                     253            28,703,884          86.00
Second Home                         16             2,636,183           7.90
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================

*Based upon representations of the related mortgagors at the time of origination.


      REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
STATED REMAINING TERM            LOANS           CUT-OFF DATE          POOL
---------------------        -------------   -------------------     --------
      1       -    48                1                  $ 80           0.00 %
     121      -    180              20             1,759,079           5.27
     181      -    240               7               576,983           1.73
     241      -    300              17               850,841           2.55
     301      -    360             256            30,188,415          90.45
                             -------------------------------------------------
        Total                      301          $ 33,375,397         100.00 %
                             =================================================

As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 332 months.

                 LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
LOAN PURPOSE                     LOANS           CUT-OFF DATE          POOL
------------                 -------------   -------------------     --------
Cash-Out Refinance                  62         $   7,956,357          23.84 %
Purchase                           192            19,620,368          58.79
Rate/Term Refinance                 47             5,798,673          17.37
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================


                    INDEX OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INDEX                            LOANS           CUT-OFF DATE          POOL
-----                        -------------   -------------------     --------
FIXED                              301         $  33,375,397         100.00 %
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================

            MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MAXIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
FIXED                              301         $  33,375,397         100.00 %
                             -------------------------------------------------
                      Total        301         $  33,375,397         100.00 %
                             =================================================



        MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MINIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
FIXED                              301         $  33,375,397         100.00 %
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================


                GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GROSS MARGIN (%)                LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
FIXED                              301         $  33,375,397         100.00 %
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================



   MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MONTHS TO NEXT INTEREST         MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RATE ADJUSTMENT                  LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
FIXED                              301         $  33,375,397         100.00 %
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================



             INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST ONLY                    LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
10 Year Interest Only               25         $   4,122,274          12.35 %
5 Year Interest Only                 2               131,422           0.39
Non-IO                             274            29,121,701          87.25
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================


             DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP 1-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
DQ HISTORY                       LOANS           CUT-OFF DATE          POOL
----------                   -------------   -------------------     --------
0 x 30                             165         $  20,041,432          60.05 %
1 x 30                              20             3,191,016           9.56
2 x 30                              12             1,374,473           4.12
3+ x 30                              9               540,769           1.62
1 x 60                              18             1,796,585           5.38
2 x 60                               3               143,964           0.43
3+ x 60                             74             6,287,159          18.84
                             -------------------------------------------------
        Total                      301         $  33,375,397         100.00 %
                             =================================================

                MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
    6.001     -   6.500             42         $   3,080,749           8.10 %
    6.501     -   7.000            112            13,959,610          36.71
    7.001     -   7.500             65             9,321,457          24.51
    7.501     -   8.000             47             6,972,681          18.33
    8.001     -   8.500             25             3,178,485           8.36
    8.501     -   9.000             10               650,359           1.71
    9.001     -   9.500              4               337,981           0.89
    9.501     -  10.000              2               109,262           0.29
   10.001     -  10.500              2               139,374           0.37
   10.501     -  11.000              2               114,167           0.30
   11.001     -  11.500              3                89,321           0.23
   11.501     -  12.000              2                59,490           0.16
   13.001     -  13.500              1                18,170           0.05
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================


As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 7.349% per annum.


      ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
ORIGINAL COMBINED-LOAN-        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
TO-VALUE RATIOS(%)               LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
    10.01     -   20.00              1         $      89,271           0.23 %
    20.01     -   30.00              5               974,624           2.56
    30.01     -   40.00              4               296,377           0.78
    40.01     -   50.00              7             1,058,557           2.78
    50.01     -   60.00              9               565,810           1.49
    60.01     -   70.00             28             2,667,623           7.01
    70.01     -   80.00             87            12,383,023          32.56
    80.01     -   90.00             59             7,854,872          20.65
    90.01     -  100.00             92            10,444,227          27.46
   100.01     -  110.00             19             1,344,334           3.53
   110.01     -  120.00              5               304,598           0.80
   120.01     -  Greater             1                47,791           0.13
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================


As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 82.91%.

         SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
SCHEDULED PRINCIPAL            MORTGAGE       OUTSTANDING AS OF      MORTGAGE
BALANCE ($)                      LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
   1       -  50,000                76         $   2,531,904           6.66 %
50,001     -  100,000              122             9,231,211          24.27
100,001    -  150,000               43             5,425,008          14.26
150,001    -  200,000               25             4,366,350          11.48
200,001    -  250,000               21             4,601,932          12.10
250,001    -  300,000                9             2,404,190           6.32
300,001    -  350,000                4             1,319,057           3.47
350,001    -  400,000                7             2,592,412           6.82
400,001    -  450,000                1               414,276           1.09
450,001    -  500,000                2               920,784           2.42
500,001    -  550,000                4             2,094,023           5.51
600,001    -  650,000                1               644,109           1.69
700,001    -  750,000                1               720,279           1.89
750,001    or Greater                1               765,573           2.01
                             -------------------------------------------------
     Total                         317         $  38,031,107         100.00 %
                             =================================================


                CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RANGE OF CREDIT SCORES          LOANS           CUT-OFF DATE          POOL
----------------------       -------------   -------------------     --------
      1       -    500              24           $ 2,040,391           5.37 %
     501      -    520              21             2,909,997           7.65
     521      -    540              28             2,650,435           6.97
     541      -    560              24             3,013,393           7.92
     561      -    580              25             2,674,587           7.03
     581      -    600              21             2,815,324           7.40
     601      -    620              13             1,126,548           2.96
     621      -    640              18             2,066,948           5.43
     641      -    660              16             2,703,337           7.11
     661      -    680              21             2,124,787           5.59
     681      -    700              22             2,587,240           6.80
     701      -    720              33             4,105,892          10.80
     721      -    740              14             2,118,045           5.57
     741      -    760              17             3,090,976           8.13
     761      -    780               8             1,178,705           3.10
     781      -    800               9               658,972           1.73
     801      or Greater             3               165,529           0.44
                             -------------------------------------------------
        Total                      317          $ 38,031,107         100.00 %
                             =================================================


As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 631.

*Based upon the most recently available data.

        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GEOGRAPHIC DISTRIBUTION          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
Alabama                              7         $     602,590           1.58 %
Arizona                              7               987,039           2.60
Arkansas                             2               277,072           0.73
California                          18             2,781,439           7.31
Colorado                             6               739,058           1.94
Connecticut                          2               172,428           0.45
District of Columbia                 1               227,918           0.60
Florida                             49             7,771,605          20.43
Georgia                             25             3,463,597           9.11
Hawaii                               1                41,267           0.11
Idaho                                1               208,412           0.55
Illinois                            10             1,249,354           3.29
Indiana                             14               959,300           2.52
Iowa                                 3               181,779           0.48
Kansas                               1                31,821           0.08
Kentucky                             1                11,578           0.03
Louisiana                            8               515,052           1.35
Maine                                1                24,003           0.06
Maryland                             8             1,363,653           3.59
Massachusetts                        2               401,697           1.06
Michigan                             4               103,560           0.27
Minnesota                            7               859,382           2.26
Mississippi                          9               841,633           2.21
Missouri                             4               255,820           0.67
Montana                              2                71,389           0.19
Nebraska                             1                81,028           0.21
Nevada                               1                31,517           0.08
New Hampshire                        1               232,884           0.61
New Jersey                           7               917,448           2.41
New Mexico                           3               185,889           0.49
New York                            12             1,956,074           5.14
North Carolina                      13             1,832,494           4.82
Ohio                                 7               428,310           1.13
Oklahoma                             4               585,767           1.54
Oregon                               5               722,110           1.90
Pennsylvania                         9               671,883           1.77
South Carolina                       9             1,108,018           2.91
South Dakota                         2               173,135           0.46
Tennessee                            5               307,892           0.81
Texas                               26             2,306,360           6.06
Utah                                 5               606,374           1.59
Virginia                             6               940,203           2.47
Washington                           6               489,412           1.29
Wisconsin                            2               311,867           0.82
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================



             PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
PROPERTY TYPE                    LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
2-4 Family                          14         $   2,385,713           6.27 %
CO-OP                                1               150,644           0.40
Condominium                         25             3,411,740           8.97
Manufactured Home                    1               196,000           0.52
PUD                                 11             2,794,346           7.35
Single Family                      257            28,309,265          74.44
Townhouse                            8               783,399           2.06
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================

              OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
OCCUPANCY STATUS                 LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
Investor                            54         $   5,633,214          14.81 %
Owner Occupied                     238            29,204,030          76.79
Second Home                         25             3,193,863           8.40
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================


*Based upon representations of the related mortgagors at the time of origination.


      REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
STATED REMAINING TERM            LOANS           CUT-OFF DATE          POOL
---------------------        -------------   -------------------     --------
      1       -    48                4         $      79,576           0.21 %
     61       -    120               2                47,542           0.13
     121      -    180              19             1,673,788           4.40
     181      -    240               9               533,001           1.40
     241      -    300              35             2,474,794           6.51
     301      -    360             248            33,222,406          87.36
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================


As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 331 months.

                 LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
LOAN PURPOSE                     LOANS           CUT-OFF DATE          POOL
------------                 -------------   -------------------     --------
Cash-Out Refinance                  73         $   8,488,725          22.32 %
Purchase                           202            24,291,134          63.87
Rate/Term Refinance                 42             5,251,248          13.81
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================



                    INDEX OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INDEX                            LOANS           CUT-OFF DATE          POOL
-----                        -------------   -------------------     --------
FIXED                              317         $  38,031,107         100.00 %
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================


            MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MAXIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
FIXED                              317         $  38,031,107         100.00 %
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================



            MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MINIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
FIXED                              317         $  38,031,107         100.00 %
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================

        GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GROSS MARGIN (%)                LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
FIXED                              317         $  38,031,107         100.00 %
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================



   MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MONTHS TO NEXT INTEREST         MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RATE ADJUSTMENT                  LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
FIXED                              317         $  38,031,107         100.00 %
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================



             INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST ONLY                    LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
10 Year Interest Only               35         $   6,537,781          17.19 %
5 Year Interest Only                 4               474,674           1.25
Non-IO                             278            31,018,652          81.56
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================


             DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP 1-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
DQ HISTORY                       LOANS           CUT-OFF DATE          POOL
----------                   -------------   -------------------     --------
0 x 30                             144         $  17,291,337          45.47 %
1 x 30                              26             3,888,502          10.22
2 x 30                              13             1,375,107           3.62
3+ x 30                             14             1,004,264           2.64
1 x 60                              21             3,339,064           8.78
2 x 60                               7               896,637           2.36
3+ x 60                             92            10,236,196          26.92
                             -------------------------------------------------
        Total                      317         $  38,031,107         100.00 %
                             =================================================

              MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
      0       -   3.500              1         $     596,842           0.36 %
    3.501     -   4.000              2               469,590           0.28
    4.001     -   4.500             24            10,628,269           6.41
    4.501     -   5.000             45            17,430,496          10.52
    5.001     -   5.500             96            43,563,333          26.29
    5.501     -   6.000            136            48,439,814          29.23
    6.001     -   6.500             56            16,643,516          10.04
    6.501     -   7.000             24             8,222,806           4.96
    7.001     -   7.500             25             8,362,501           5.05
    7.501     -   8.000             27             6,849,264           4.13
    8.001     -   8.500              7             1,051,859           0.63
    8.501     -   9.000              4               714,215           0.43
    9.001     -   9.500              6             1,096,904           0.66
    9.501     -  10.000              5               412,174           0.25
   10.001     -  10.500              4               500,624           0.30
   10.501     -  11.000              3               518,252           0.31
   11.001     -  11.500              1               105,292           0.06
   11.501     -  12.000              2                96,050           0.06
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 5.836% per annum.


    ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
ORIGINAL COMBINED-LOAN-        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
TO-VALUE RATIOS(%)               LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
    0.01      -   10.00              1             $ 625,564           0.38 %
    10.01     -   20.00              2               234,993           0.14
    20.01     -   30.00              7             3,299,655           1.99
    30.01     -   40.00             12             4,626,251           2.79
    40.01     -   50.00             22            10,401,891           6.28
    50.01     -   60.00             32            15,050,872           9.08
    60.01     -   70.00             61            28,775,373          17.37
    70.01     -   80.00            227            78,562,076          47.41
    80.01     -   90.00             42             9,558,479           5.77
    90.01     -  100.00             54            13,536,717           8.17
   100.01     -  110.00              7               941,724           0.57
   110.01     -  120.00              1                88,206           0.05
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 71.88%.

       SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
SCHEDULED PRINCIPAL            MORTGAGE       OUTSTANDING AS OF      MORTGAGE
BALANCE ($)                      LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
      0       -  50,000              9         $     387,347           0.23 %
   50,001     -  100,000            25             2,007,947           1.21
   100,001    -  150,000            56             6,970,996           4.21
   150,001    -  200,000            72            12,613,730           7.61
   200,001    -  250,000            34             7,766,945           4.69
   250,001    -  300,000            45            12,208,683           7.37
   300,001    -  350,000            40            13,070,107           7.89
   350,001    -  400,000            45            16,966,224          10.24
   400,001    -  450,000            24            10,228,118           6.17
   450,001    -  500,000            20             9,531,635           5.75
   500,001    -  550,000            14             7,422,409           4.48
   550,001    -  600,000            20            11,594,936           7.00
   600,001    -  650,000            17            10,695,668           6.45
   650,001    -  700,000            10             6,791,229           4.10
   700,001    -  750,000             4             2,932,445           1.77
   750,001    or Greater            33            34,513,383          20.83
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately
$354,064.


        CREDIT SCORES OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RANGE OF CREDIT SCORES          LOANS           CUT-OFF DATE          POOL
----------------------       -------------   -------------------     --------
      1       -    500              16           $ 3,172,176           1.91 %
     501      -    520              11             3,008,177           1.82
     521      -    540              20             5,433,083           3.28
     541      -    560              19             5,267,220           3.18
     561      -    580              20             6,127,085           3.70
     581      -    600              23             7,738,453           4.67
     601      -    620              24             8,902,111           5.37
     621      -    640              32            10,328,040           6.23
     641      -    660              31            11,761,196           7.10
     661      -    680              50            19,102,565          11.53
     681      -    700              40            16,521,190           9.97
     701      -    720              42            17,814,788          10.75
     721      -    740              50            17,403,325          10.50
     741      -    760              35            13,842,957           8.35
     761      -    780              27            10,759,666           6.49
     781      -    800              25             7,804,377           4.71
     801      or Greater             3               715,391           0.43
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 673.

*Based upon the most recently available data.

      GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GEOGRAPHIC DISTRIBUTION          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
Alabama                              4             $ 890,241           0.54 %
Alaska                               2               850,556           0.51
Arizona                              8             2,769,253           1.67
Arkansas                             1               101,999           0.06
California                         108            48,181,371          29.08
Colorado                            10             3,068,038           1.85
Connecticut                          2             1,534,732           0.93
District of Columbia                 1               621,441           0.38
Florida                             83            26,292,575          15.87
Georgia                             26             5,370,798           3.24
Hawaii                               1               696,000           0.42
Idaho                                3               408,416           0.25
Illinois                            14             3,313,856           2.00
Indiana                             11               847,566           0.51
Iowa                                 3               174,013           0.11
Louisiana                            5             1,056,982           0.64
Maryland                             9             4,676,602           2.82
Massachusetts                       13             7,664,155           4.63
Michigan                             4             1,211,997           0.73
Minnesota                           14             4,513,151           2.72
Mississippi                          2               308,858           0.19
Nevada                              11             3,273,558           1.98
New Hampshire                        1               263,864           0.16
New Jersey                          20             9,486,744           5.73
New Mexico                           1               321,600           0.19
New York                            19            10,752,268           6.49
North Carolina                      13             3,152,546           1.90
Ohio                                 6             1,449,541           0.87
Oregon                              10             3,231,291           1.95
Pennsylvania                         5               699,445           0.42
Rhode Island                         1               145,214           0.09
South Carolina                       5             1,634,353           0.99
Tennessee                            3               349,070           0.21
Texas                               12             2,969,017           1.79
Utah                                 1                87,600           0.05
Virginia                            18             6,750,191           4.07
Washington                          13             4,343,811           2.62
Wisconsin                            5             2,239,089           1.35
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================

        PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
PROPERTY TYPE                    LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
2-4 Family                          14         $   5,493,139           3.32 %
CO-OP                                5             2,182,980           1.32
Condominium                         61            16,630,263          10.04
PUD                                 44            14,673,123           8.86
Single Family                      338           125,823,496          75.93
Townhouse                            6               898,801           0.54
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


            OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
OCCUPANCY STATUS                 LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
Investor                            50         $  15,831,093           9.55 %
Owner Occupied                     387           141,311,651          85.28
Second Home                         31             8,559,057           5.17
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


*Based upon representations of the related mortgagors at the time of origination.


    REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
STATED REMAINING TERM            LOANS           CUT-OFF DATE          POOL
---------------------        -------------   -------------------     --------
     121      -    180               1         $      54,795           0.03 %
     181      -    240               1                88,206           0.05
     241      -    300               1               106,786           0.06
     301      -    360             465           165,452,014          99.85
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 340 months.

               LOAN PURPOSE OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
LOAN PURPOSE                     LOANS           CUT-OFF DATE          POOL
------------                 -------------   -------------------     --------
Cash-Out Refinance                 112          $ 42,461,384          25.63 %
Purchase                           270            90,005,201          54.32
Rate/Term Refinance                 86            33,235,216          20.06
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================

                  INDEX OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INDEX                            LOANS           CUT-OFF DATE          POOL
-----                        -------------   -------------------     --------
1YLIB                               83          $ 36,515,654          22.04 %
1YTRSY                             277           101,816,677          61.45
6MLIB                              108            27,369,470          16.52
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


          MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MAXIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
ARM                                468         $ 165,701,801         100.00 %
    0.001     -  11.000            279           113,534,070          68.52
   11.001     -  11.500             49            17,233,310          10.40
   11.501     -  12.000             25             6,871,741           4.15
   12.001     -  12.500             23             4,792,288           2.89
   12.501     -  13.000             30             8,473,596           5.11
   13.001     -  13.500             19             5,905,086           3.56
   13.501     -  14.000             20             5,955,360           3.59
   14.001     -  14.500              5               537,637           0.32
   14.501     -  15.000              6               593,464           0.36
   15.001     -  15.500              6             1,073,306           0.65
   15.501     -  16.000              4               584,906           0.35
   16.001     -  16.500              1                41,745           0.03
   17.001     -  17.500              1               105,292           0.06
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================



          MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MINIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
-----------------            -------------   -------------------     --------
ARM                                468         $ 165,701,801         100.00 %
    0.001     -   3.000            425           158,134,160          95.43
    3.001     -   3.500              4               588,362           0.36
    3.501     -   4.000              4               678,863           0.41
    4.001     -   4.500              7             1,487,171           0.90
   4.5001     -   5.000              7             1,422,649           0.86
    5.001     -   5.500              4               797,423           0.48
    5.501     -   6.000              5             1,046,022           0.63
    6.001     -   6.500              1               172,482           0.10
    6.501     -   7.000              1               109,401           0.07
    7.001     -   7.500              2               496,589           0.30
    7.501     -   8.000              3               192,983           0.12
    8.001     -   8.500              1                98,776           0.06
    8.501     -   9.000              2               120,320           0.07
    9.001     -   9.500              2               356,600           0.22
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================

              GROSS MARGINS OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GROSS MARGIN (%)                LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
ARM                                468         $ 165,701,801         100.00 %
    0.001     -   2.500            145            52,717,413          31.81
    2.501     -   3.000            283           106,235,694          64.11
    3.001     -   3.500              4               588,362           0.36
    3.501     -   4.000              4               678,863           0.41
    4.001     -   4.500              8             1,521,414           0.92
    4.501     -   5.000              7             1,422,649           0.86
    5.001     -   5.500              4               797,423           0.48
    5.501     -   6.000              5             1,046,022           0.63
    6.001     -   6.500              1               172,482           0.10
    6.501     -   7.000              2               208,177           0.13
    7.501     -   8.000              3               192,983           0.12
    8.001     or Greater             2             120319.94          0.070
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


 MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MONTHS TO NEXT INTEREST         MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RATE ADJUSTMENT                  LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
ARM                                468         $ 165,701,801         100.00 %
      0       -    12               56            11,309,735           6.83
     13       -    24               67            23,546,429          14.21
     25       -    36               46            17,279,933          10.43
     37       -    48              139            52,431,308          31.64
     49       -    60               52            15,290,577           9.23
     61       -    72               18             6,303,264           3.80
     73       -    84               14             6,768,458           4.08
     97       or Greater            76            32,772,098          19.78
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


           INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST ONLY                    LOANS           CUT-OFF DATE          POOL
----------------             -------------   -------------------     --------
2 Year Interest Only                 1             $ 574,000           0.35 %
3 Year Interest Only                10             3,597,031           2.17
5 Year Interest Only               164            62,589,477          37.77
7 Year Interest Only                12             4,347,048           2.62
10 Year Interest Only              112            41,330,304          24.94
Non-IO                             169            53,263,942          32.14
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================


           DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN TOTAL GROUP 2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
DQ HISTORY                       LOANS           CUT-OFF DATE          POOL
----------                   -------------   -------------------     --------
0 x 30                             244          $ 87,176,292          52.61 %
1 x 30                              57            22,960,879          13.86
2 x 30                              32            14,333,609           8.65
3+ x 30                             36            11,898,451           7.18
1 x 60                              40            12,739,180           7.69
2 x 60                              10             4,272,168           2.58
3+ x 60                             49            12,321,222           7.44
                             -------------------------------------------------
        Total                      468         $ 165,701,801         100.00 %
                             =================================================

                MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
      0       -   3.500              1             $ 596,842           0.87 %
    3.501     -   4.000              1               384,597           0.56
    4.001     -   4.500             22            10,030,029          14.62
    4.501     -   5.000             36            14,711,469          21.45
    5.001     -   5.500             56            21,921,115          31.96
    5.501     -   6.000             34             9,785,842          14.27
    6.001     -   6.500             14             2,288,580           3.34
    6.501     -   7.000             11             3,122,844           4.55
    7.001     -   7.500              7             1,727,522           2.52
    7.501     -   8.000              7             1,117,871           1.63
    8.001     -   8.500              4               561,809           0.82
    8.501     -   9.000              2               149,295           0.22
    9.001     -   9.500              3               565,804           0.82
    9.501     -  10.000              5               412,174           0.60
   10.001     -  10.500              4               500,624           0.73
   10.501     -  11.000              3               518,252           0.76
   11.001     -  11.500              1               105,292           0.15
   11.501     -  12.000              2                96,050           0.14
                             -------------------------------------------------
        Total                      213          $ 68,596,012         100.00 %
                             =================================================


As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 5.520% per annum.


      ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
ORIGINAL COMBINED-LOAN-        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
TO-VALUE RATIOS(%)               LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
    10.01     -   20.00              1         $     150,000           0.22 %
    20.01     -   30.00              3             2,041,128           2.98
    30.01     -   40.00              6             1,046,734           1.53
    40.01     -   50.00              9             3,726,470           5.43
    50.01     -   60.00             15             5,959,774           8.69
    60.01     -   70.00             31            14,013,043          20.43
    70.01     -   80.00             92            31,144,491          45.40
    80.01     -   90.00             26             5,350,898           7.80
    90.01     -  100.00             24             4,794,504           6.99
   100.01     -  110.00              5               280,765           0.41
   110.01     -  120.00              1                88,206           0.13
                             -------------------------------------------------
        Total                      213         $  68,596,012         100.00 %
                             =================================================


As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 71.70%.

         SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
SCHEDULED PRINCIPAL            MORTGAGE       OUTSTANDING AS OF      MORTGAGE
BALANCE ($)                      LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
      0       -  50,000              9         $     387,347           0.56 %
   50,001     -  100,000            17             1,326,876           1.93
   100,001    -  150,000            29             3,666,347           5.34
   150,001    -  200,000            28             4,839,559           7.06
   200,001    -  250,000            14             3,158,223           4.60
   250,001    -  300,000            19             5,200,747           7.58
   300,001    -  350,000            21             6,841,154           9.97
   350,001    -  400,000            20             7,446,038          10.85
   400,001    -  450,000            11             4,682,332           6.83
   450,001    -  500,000             6             2,854,866           4.16
   500,001    -  550,000             5             2,642,921           3.85
   550,001    -  600,000             8             4,670,897           6.81
   600,001    -  650,000             8             5,036,509           7.34
   650,001    -  700,000             3             2,026,873           2.95
   700,001    -  750,000             1               745,794           1.09
   750,001    or Greater            14            13,069,531          19.05
                             -------------------------------------------------
        Total                      213         $  68,596,012         100.00 %
                             =================================================


As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately
$322,047.


                CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RANGE OF CREDIT SCORES          LOANS           CUT-OFF DATE          POOL
----------------------       -------------   -------------------     --------
      1       -    500              14         $   2,826,125           4.12 %
     501      -    520               9             2,503,983           3.65
     521      -    540              13             3,324,236           4.85
     541      -    560              10             1,704,805           2.49
     561      -    580               8             1,878,927           2.74
     581      -    600              10             3,270,298           4.77
     601      -    620              11             3,850,801           5.61
     621      -    640              20             6,061,167           8.84
     641      -    660              15             6,092,931           8.88
     661      -    680              19             7,699,209          11.22
     681      -    700              13             3,562,169           5.19
     701      -    720              18             6,345,432           9.25
     721      -    740              19             5,238,036           7.64
     741      -    760              10             5,237,861           7.64
     761      -    780              12             4,636,389           6.76
     781      -    800              11             4,026,243           5.87
     801      or Greater             1               337,400           0.49
                             -------------------------------------------------
        Total                      213         $  68,596,012         100.00 %
                             =================================================

As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 662.

*Based upon the most recently available data.

        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GEOGRAPHIC DISTRIBUTION          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
Alabama                             3          $    778,241           1.13 %
Arizona                             1               451,966           0.66
Arkansas                            1               101,999           0.15
California                         56            24,364,714          35.52
Colorado                            6             2,242,436           3.27
Connecticut                         1               750,732           1.09
Florida                            25             7,899,784          11.52
Georgia                            12             1,903,811           2.78
Hawaii                              1               696,000           1.01
Idaho                               1                47,296           0.07
Illinois                            6             1,140,154           1.66
Indiana                            11               847,566           1.24
Iowa                                3               174,013           0.25
Louisiana                           5             1,056,982           1.54
Maryland                            6             2,355,775           3.43
Massachusetts                       5             2,474,720           3.61
Michigan                            4             1,211,997           1.77
Minnesota                           6             1,825,843           2.66
Mississippi                         1               196,080           0.29
Nevada                              4             1,249,398           1.82
New Hampshire                       1               263,864           0.38
New Jersey                          6             1,916,617           2.79
New Mexico                          1               321,600           0.47
New York                            8             3,969,877           5.79
North Carolina                      6             1,580,246           2.30
Ohio                                4               837,033           1.22
Oregon                              5             2,085,272           3.04
Pennsylvania                        4               539,475           0.79
Rhode Island                        1               145,214           0.21
South Carolina                      2               732,190           1.07
Tennessee                           1               131,650           0.19
Texas                               2               213,397           0.31
Virginia                            6             1,298,390           1.89
Washington                          5             1,340,621           1.95
Wisconsin                           3             1,451,058           2.12
                             ----------------------------------------------
        Total                     213          $ 68,596,012         100.00 %
                             ==============================================


        PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
PROPERTY TYPE                    LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
2-4 Family                             5       $     1,976,604           2.88 %
CO-OP                                  4             1,557,511           2.27
Condominium                           17             5,528,726           8.06
PUD                                   17             5,797,160           8.45
Single Family                        168            53,545,699          78.06
Townhouse                              2               190,312           0.28
                             -------------------------------------------------
        Total                        213       $    68,596,012         100.00 %
                             =================================================

        OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
OCCUPANCY STATUS                 LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
Investor                              12       $     3,470,289           5.06 %
Owner Occupied                       190            62,108,709          90.54
Second Home                           11             3,017,015           4.40
                             -------------------------------------------------
        Total                        213       $    68,596,012         100.00 %
                             =================================================

*Based upon representations of the related mortgagors at the time of origination.


        REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
STATED REMAINING TERM            LOANS           CUT-OFF DATE          POOL
---------------------        -------------   -------------------     --------
181      -    240                     1        $       88,206           0.13 %
241      -    300                     1               106,786           0.16
301      -    360                   211            68,401,020          99.72
                             ------------------------------------------------
   Total                            213        $   68,596,012         100.00 %
                             ================================================

As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 331 months.


        LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
LOAN PURPOSE                     LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
Cash-Out Refinance                    50       $    15,449,502          22.52 %
Purchase                             114            34,984,211          51.00
Rate/Term Refinance                   49            18,162,299          26.48
                             -------------------------------------------------
        Total                        213       $    68,596,012         100.00 %
                             =================================================


        INDEX OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INDEX                            LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
1YLIB                                 41       $    18,813,187          27.43 %
1YTRSY                               112            38,004,867          55.40
6MLIB                                 60            11,777,958          17.17
                             -------------------------------------------------
        Total                        213       $    68,596,012         100.00 %
                             =================================================

        MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MAXIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                                213         $  68,596,012         100.00 %
    0.001     -  11.000            131            51,675,678          75.33
   11.001     -  11.500             11             3,846,652           5.61
   11.501     -  12.000             15             3,602,455           5.25
   12.001     -  12.500             11             1,640,669           2.39
   12.501     -  13.000             10             2,169,914           3.16
   13.001     -  13.500              9             1,766,783           2.58
   13.501     -  14.000              8             1,780,011           2.59
   14.001     -  14.500              4               424,038           0.62
   14.501     -  15.000              5               415,664           0.61
   15.001     -  15.500              3               542,206           0.79
   15.501     -  16.000              4               584,906           0.85
   16.001     -  16.500              1                41,745           0.06
   17.001     -  17.500              1               105,292           0.15
                              ----------------------------------------------
        Total                      213         $  68,596,012         100.00 %
                              ==============================================


        MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                               213          $ 68,596,012         100.00 %
    0.001     -   3.000           175            62,232,288          90.72
    3.001     -   3.500             2               203,391           0.30
    3.501     -   4.000             4               678,863           0.99
    4.001     -   4.500             7             1,487,171           2.17
   4.5001     -   5.000             7             1,422,649           2.07
    5.001     -   5.500             4               797,423           1.16
    5.501     -   6.000             5             1,046,022           1.52
    6.001     -   6.500             1               172,482           0.25
    6.501     -   7.000             1               109,401           0.16
    7.001     -   7.500             1                34,243           0.05
    7.501     -   8.000             3               192,983           0.28
    8.001     -   8.500             1                98,776           0.14
    8.501     -   9.000             2               120,320           0.18
                             ----------------------------------------------
        Total                     213          $ 68,596,012         100.00 %
                             ==============================================


        GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GROSS MARGIN (%)                 LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                               213          $ 68,596,012         100.00 %
    0.001     -   2.500            72            25,930,119          37.80
    2.501     -   3.000           103            36,302,170          52.92
    3.001     -   3.500             2               203,391           0.30
    3.501     -   4.000             4               678,863           0.99
    4.001     -   4.500             8             1,521,414           2.22
    4.501     -   5.000             7             1,422,649           2.07
    5.001     -   5.500             4               797,423           1.16
    5.501     -   6.000             5             1,046,022           1.52
    6.001     -   6.500             1               172,482           0.25
    6.501     -   7.000             2               208,177           0.30
    7.501     -   8.000             3               192,983           0.28
    8.001     or Greater            2             120319.94          0.180
                             ----------------------------------------------
        Total                     213          $ 68,596,012         100.00 %
                             ==============================================

   MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MONTHS TO NEXT INTEREST        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RATE ADJUSTMENT                  LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
ARM                               213          $ 68,596,012         100.00 %
      0       -    12              56            11,309,735          16.49
     13       -    24              67            23,546,429          34.33
     25       -    36              46            17,279,933          25.19
     37       -    48              44            16,459,915          24.00
                             ----------------------------------------------
        Total                     213          $ 68,596,012         100.00 %
                             ==============================================


        INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST ONLY                    LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
 2 Year Interest Only                1         $     574,000           0.84 %
 3 Year Interest Only               10             3,597,031           5.24
 5 Year Interest Only               83            32,155,765          46.88
 10 Year Interest Only               9             2,057,209           3.00
 Non-IO                            110            30,212,007          44.04
                             -----------------------------------------------
         Total                     213         $  68,596,012         100.00 %
                             ===============================================


        DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP 2-1

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
DQ HISTORY                       LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
0 x 30                            112          $ 38,057,584          55.48 %
1 x 30                             22             8,786,986          12.81
2 x 30                             10             4,118,692           6.00
3+ x 30                            16             4,751,851           6.93
1 x 60                             13             3,596,595           5.24
2 x 60                              3             1,262,542           1.84
3+ x 60                            37             8,021,763          11.69
                             ----------------------------------------------
        Total                     213          $ 68,596,012         100.00 %
                             ==============================================

        MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
3.501     -   4.000                1          $     84,993           0.17 %
4.001     -   4.500                1               370,000           0.72
4.501     -   5.000                9             2,719,026           5.30
5.001     -   5.500               21            12,560,001          24.50
5.501     -   6.000               54            19,032,765          37.13
6.001     -   6.500               14             4,015,483           7.83
6.501     -   7.000                6             1,509,292           2.94
7.001     -   7.500               15             4,666,519           9.10
7.501     -   8.000               18             4,717,821           9.20
8.001     -   8.500                3               490,049           0.96
8.501     -   9.000                2               564,920           1.10
9.001     -   9.500                3               531,100           1.04
                             ---------------------------------------------
    Total                        147          $ 51,261,969         100.00 %
                             =============================================

As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 6.109% per annum.


        ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
ORIGINAL COMBINED LOAN-        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
TO-VALUE RATIOS (%)              LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
 10.01     -   20.00                1          $     84,993           0.17 %
 30.01     -   40.00                1             2,000,000           3.90
 40.01     -   50.00                6             2,772,805           5.41
 50.01     -   60.00                8             5,030,478           9.81
 60.01     -   70.00               17             6,921,434          13.50
 70.01     -   80.00               78            24,484,159          47.76
 80.01     -   90.00               11             3,052,374           5.95
 90.01     -  100.00               24             6,802,128          13.27
100.01     -  110.00                1               113,599           0.22
                             ----------------------------------------------
     Total                        147          $ 51,261,969         100.00 %
                             ==============================================

As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 74.65%.


        SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
SCHEDULED PRINCIPAL            MORTGAGE       OUTSTANDING AS OF      MORTGAGE
BALANCE ($)                      LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
50,001     -  100,000               5          $    430,393           0.84 %
100,001    -  150,000              17             2,059,792           4.02
150,001    -  200,000              28             4,896,581           9.55
200,001    -  250,000              15             3,460,718           6.75
250,001    -  300,000              18             4,875,002           9.51
300,001    -  350,000               9             2,975,551           5.80
350,001    -  400,000              15             5,746,291          11.21
400,001    -  450,000               9             3,843,384           7.50
450,001    -  500,000               8             3,784,197           7.38
500,001    -  550,000               4             2,152,025           4.20
550,001    -  600,000               4             2,318,122           4.52
600,001    -  650,000               4             2,505,681           4.89
650,001    -  700,000               2             1,395,361           2.72
700,001    -  750,000               1               705,796           1.38
750,001    or Greater               8            10,113,074          19.73
                             ----------------------------------------------
     Total                        147          $ 51,261,969         100.00 %
                             ==============================================

As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately $348,721.

        CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RANGE OF CREDIT SCORES          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
 1       -    500                 1          $    165,551           0.32 %
501      -    520                 1               275,954           0.54
521      -    540                 6             1,807,888           3.53
541      -    560                 7             2,759,954           5.38
561      -    580                 7             1,941,582           3.79
581      -    600                 7             2,126,685           4.15
601      -    620                 8             2,171,271           4.24
621      -    640                 9             3,312,415           6.46
641      -    660                 8             2,019,469           3.94
661      -    680                20             6,765,604          13.20
681      -    700                17             6,345,876          12.38
701      -    720                14             6,939,435          13.54
721      -    740                18             6,880,988          13.42
741      -    760                14             4,702,554           9.17
761      -    780                 5             1,861,242           3.63
781      -    800                 5             1,185,502           2.31
                             --------------------------------------------
   Total                        147          $ 51,261,969         100.00 %
                             ============================================

As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 674.

*Based upon the most recently available data.



        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GEOGRAPHIC DISTRIBUTION          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
Arizona                                4       $     1,656,718           3.23 %
California                            27            12,397,461          24.18
Colorado                               3               420,602           0.82
Florida                               43            12,870,248          25.11
Georgia                               10             2,398,492           4.68
Idaho                                  2               361,120           0.70
Illinois                               5             1,193,807           2.33
Massachusetts                          4             2,157,422           4.21
Minnesota                              3               657,899           1.28
Mississippi                            1               112,778           0.22
Nevada                                 5             1,505,544           2.94
New Jersey                             9             5,154,018          10.05
New York                               4             2,492,013           4.86
North Carolina                         3               670,660           1.31
Oregon                                 2               422,564           0.82
Pennsylvania                           1               159,970           0.31
Tennessee                              1                88,500           0.17
Texas                                  6               916,602           1.79
Utah                                   1                87,600           0.17
Virginia                              10             4,849,801           9.46
Washington                             2               535,750           1.05
Wisconsin                              1               152,400           0.30
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================


        PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
PROPERTY TYPE                    LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
2-4 Family                             7       $     2,541,807           4.96 %
Condominium                           29             7,627,049          14.88
PUD                                   21             6,059,461          11.82
Single Family                         86            34,325,162          66.96
Townhouse                              4               708,489           1.38
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================

        OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
OCCUPANCY STATUS                 LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
Investor                              29       $     8,105,869          15.81 %
Owner Occupied                       106            40,750,481          79.49
Second Home                           12             2,405,619           4.69
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================

*Based upon representations of the related mortgagors at the time of origination.


        REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
STATED REMAINING TERM            LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
301           -    360               147       $    51,261,969         100.00 %
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================

As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 345 months.

        LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
LOAN PURPOSE                     LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
Cash-Out Refinance                    26       $     9,987,339          19.48 %
Purchase                             103            34,762,148          67.81
Rate/Term Refinance                   18             6,512,482          12.70
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================


                    INDEX OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INDEX                            LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
1YLIB                                 37       $    14,767,569          28.81 %
1YTRSY                                69            24,560,798          47.91
6MLIB                                 41            11,933,602          23.28
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================


        MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MAXIMUM MORTGATE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                                  147       $    51,261,969         100.00 %
    0.001     -  11.000               80            32,926,727          64.23
   11.001     -  11.500               13             4,081,934           7.96
   11.501     -  12.000                6             1,564,664           3.05
   12.001     -  12.500               11             3,096,824           6.04
   12.501     -  13.000               14             3,382,906           6.60
   13.001     -  13.500                8             2,224,638           4.34
   13.501     -  14.000               10             3,161,777           6.17
   14.001     -  14.500                1               113,599           0.22
   14.501     -  15.000                1               177,800           0.35
   15.001     -  15.500                3               531,100           1.04
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================

        MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MINIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                                 147        $   51,261,969         100.00 %
    0.001     -   3.000             142            50,058,052          97.65
    3.001     -   3.500               2               384,971           0.75
    7.001     -   7.500               1               462,346           0.90
    9.001     -   9.500               2               356,600           0.70
                             ------------------------------------------------
        Total                       147        $   51,261,969         100.00 %
                             ================================================


        GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GROSS MARGIN (%)                 LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                                  147       $    51,261,969         100.00 %
    0.001     -   2.500               61            20,194,486          39.39
    2.501     -   3.000               84            30,682,512          59.85
    3.001     -   3.500                2               384,971           0.75
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================


   MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MONTHS TO NEXT INTEREST        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RATE ADJUSTMENT                  LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
ARM                                  147       $    51,261,969         100.00 %
     37       -    48                 95            35,971,393          70.17
     49       -    60                 52            15,290,577          29.83
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================


        INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST ONLY                    LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
5 Year Interest Only                  78       $    29,113,952          56.79 %
7 Year Interest Only                   5             1,407,803           2.75
10 Year Interest Only                 38            11,670,175          22.77
Non-IO                                26             9,070,039          17.69
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================


        DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP 2-2

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
DQ HISTORY                       LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
0 x 30                                72       $    24,156,583          47.12 %
1 x 30                                21             7,407,926          14.45
2 x 30                                12             5,997,870          11.70
3+ x 30                               13             3,974,261           7.75
1 x 60                                16             4,729,653           9.23
2 x 60                                 6             2,829,126           5.52
3+ x 60                                7             2,166,550           4.23
                             -------------------------------------------------
        Total                        147       $    51,261,969         100.00 %
                             =================================================

        MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
MORTGAGE RATES (%)               LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
4.001     -   4.500                     1      $        228,240           0.50 %
5.001     -   5.500                    19             9,082,217          19.81
5.501     -   6.000                    48            19,621,208          42.80
6.001     -   6.500                    28            10,339,453          22.55
6.501     -   7.000                     7             3,590,670           7.83
7.001     -   7.500                     3             1,968,460           4.29
7.501     -   8.000                     2             1,013,571           2.21
                              -------------------------------------------------
    Total                             108      $     45,843,820         100.00 %
                              =================================================

As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 6.004% per annum.


        ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
ORIGINAL COMBINED LOAN-        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
TO VALUE RATIOS (%)              LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
 0.01      -   10.00                   1       $       625,564           1.36 %
 20.01     -   30.00                   4             1,258,527           2.75
 30.01     -   40.00                   5             1,579,517           3.45
 40.01     -   50.00                   7             3,902,616           8.51
 50.01     -   60.00                   9             4,060,621           8.86
 60.01     -   70.00                  13             7,840,897          17.10
 70.01     -   80.00                  57            22,933,427          50.03
 80.01     -   90.00                   5             1,155,207           2.52
 90.01     -  100.00                   6             1,940,084           4.23
100.01     -  110.00                   1               547,360           1.19
                             -------------------------------------------------
     Total                           108       $    45,843,820         100.00 %
                             =================================================

As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 69.04%.


        SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
SCHEDULED FINANCIAL            MORTGAGE       OUTSTANDING AS OF      MORTGAGE
BALANCE ($)                      LOANS           CUT-OFF DATE          POOL
---------------------        -------------   -------------------     --------
 50001     -  100000                   3       $       250,677           0.55 %
100,001    -  150,000                 10             1,244,857           2.72
150,001    -  200,000                 16             2,877,590           6.28
200,001    -  250,000                  5             1,148,004           2.50
250,001    -  300,000                  8             2,132,934           4.65
300,001    -  350,000                 10             3,253,402           7.10
350,001    -  400,000                 10             3,773,895           8.23
400,001    -  450,000                  4             1,702,403           3.71
450,001    -  500,000                  6             2,892,572           6.31
500,001    -  550,000                  5             2,627,463           5.73
550,001    -  600,000                  8             4,605,917          10.05
600,001    -  650,000                  5             3,153,478           6.88
650,001    -  700,000                  5             3,368,996           7.35
700,001    -  750,000                  2             1,480,855           3.23
750,001    or Greater                 11            11,330,778          24.72
                             -------------------------------------------------
     Total                           108       $    45,843,820         100.00 %
                             =================================================

As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately $424,480.

        CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RANGE OF CREDIT SCORES           LOANS           CUT-OFF DATE          POOL
----------------------       -------------   -------------------     --------
 1       -    500                      1       $       180,500           0.39 %
501      -    520                      1               228,240           0.50
521      -    540                      1               300,960           0.66
541      -    560                      2               802,461           1.75
561      -    580                      5             2,306,577           5.03
581      -    600                      6             2,341,470           5.11
601      -    620                      5             2,880,039           6.28
621      -    640                      3               954,459           2.08
641      -    660                      8             3,648,797           7.96
661      -    680                     11             4,637,752          10.12
681      -    700                     10             6,613,144          14.43
701      -    720                     10             4,529,920           9.88
721      -    740                     13             5,284,301          11.53
741      -    760                     11             3,902,542           8.51
761      -    780                     10             4,262,035           9.30
781      -    800                      9             2,592,632           5.66
801      or Greater                    2               377,991           0.82
                             -------------------------------------------------
   Total                             108       $    45,843,820         100.00 %
                             =================================================

As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately
689. *Based upon the most recently available data.


        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GEOGRAPHIC DISTRIBUTION          LOANS           CUT-OFF DATE          POOL
-----------------------      -------------   -------------------     --------
Alabama                                1       $       112,000           0.24 %
Alaska                                 2               850,556           1.86
Arizona                                3               660,569           1.44
California                            25            11,419,196          24.91
Colorado                               1               405,000           0.88
Connecticut                            1               784,000           1.71
District of Columbia                   1               621,441           1.36
Florida                               15             5,522,543          12.05
Georgia                                4             1,068,495           2.33
Illinois                               3               979,895           2.14
Maryland                               3             2,320,827           5.06
Massachusetts                          4             3,032,013           6.61
Minnesota                              5             2,029,409           4.43
Nevada                                 2               518,615           1.13
New Jersey                             5             2,416,109           5.27
New York                               7             4,290,378           9.36
North Carolina                         4               901,640           1.97
Ohio                                   2               612,508           1.34
Oregon                                 3               723,455           1.58
South Carolina                         3               902,162           1.97
Tennessee                              1               128,920           0.28
Texas                                  4             1,839,018           4.01
Virginia                               2               601,999           1.31
Washington                             6             2,467,440           5.38
Wisconsin                              1               635,631           1.39
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================

        PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
PROPERTY TYPE                    LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
2-4 Family                             2       $       974,728           2.13 %
CO-OP                                  1               625,469           1.36
Condominium                           15             3,474,488           7.58
PUD                                    6             2,816,501           6.14
Single Family                         84            37,952,634          82.79
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================



        OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
OCCUPANCY STATUS                 LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
Investor                               9       $     4,254,935           9.28 %
Owner Occupied                        91            38,452,461          83.88
Second Home                            8             3,136,423           6.84
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================

*Based upon representations of the related mortgagors at the time of origination.


        REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
STATED REMAINING TERM            LOANS           CUT-OFF DATE          POOL
---------------------        -------------   -------------------     --------
121      -    180                      1       $        54,795           0.12 %
301      -    360                    107            45,789,025          99.88
                             -------------------------------------------------
   Total                             108       $    45,843,820         100.00 %
                             =================================================

As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 347 months.


        LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
LOAN PURPOSE                     LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
Cash-Out Refinance                     36      $     17,024,543          37.14 %
Purchase                               53            20,258,841          44.19
Rate/Term Refinance                    19             8,560,435          18.67
                              -------------------------------------------------
        Total                         108      $     45,843,820         100.00 %
                              =================================================


        INDEX OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INDEX                            LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
1YLIB                                  5       $     2,934,898           6.40 %
1YTRSY                                96            39,251,012          85.62
6MLIB                                  7             3,657,910           7.98
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================

        MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MAXIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                                  108       $    45,843,820         100.00 %
    0.001     -  11.000               68            28,931,665          63.11
   11.001     -  11.500               25             9,304,725          20.30
   11.501     -  12.000                4             1,704,622           3.72
   12.001     -  12.500                1                54,795           0.12
   12.501     -  13.000                6             2,920,776           6.37
   13.001     -  13.500                2             1,913,665           4.17
   13.501     -  14.000                2             1,013,571           2.21
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================


        MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MINIMUM MORTGAGE               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST RATE (%)                LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                                  108       $    45,843,820         100.00 %
    0.001     -   3.000              108            45,843,820         100.00
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================


        GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
GROSS MARGIN (%)                 LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
ARM                                  108       $    45,843,820         100.00 %
    0.001     -   2.500               12             6,592,808          14.38
    2.501     -   3.000               96            39,251,012          85.62
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================


   MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
MONTHS TO NEXT INTEREST        MORTGAGE       OUTSTANDING AS OF      MORTGAGE
RATE ADJUSTMENT                  LOANS           CUT-OFF DATE          POOL
----------------------       -------------   -------------------     --------
ARM                                  108       $    45,843,820         100.00 %
     61       -    72                 18             6,303,264          13.75
     73       -    84                 14             6,768,458          14.76
     97       or Greater              76            32,772,098          71.49
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================


        INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
INTEREST ONLY                    LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
5 Year Interest Only                   3       $     1,319,760           2.88 %
7 Year Interest Only                   7             2,939,245           6.41
10 Year Interest Only                 65            27,602,919          60.21
Non-IO                                33            13,981,896          30.50
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================

        DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP 2-3

                                             AGGREGATE SCHEDULED
                               NUMBER OF      PRINCIPAL BALANCE        % OF
                               MORTGAGE       OUTSTANDING AS OF      MORTGAGE
DQ HISTORY                       LOANS           CUT-OFF DATE          POOL
------------------           -------------   -------------------     --------
0 x 30                                60       $    24,962,125          54.45 %
1 x 30                                14             6,765,968          14.76
2 x 30                                10             4,217,047           9.20
3+ x 30                                7             3,172,340           6.92
1 x 60                                11             4,412,932           9.63
2 x 60                                 1               180,500           0.39
3+ x 60                                5             2,132,909           4.65
                             -------------------------------------------------
        Total                        108       $    45,843,820         100.00 %
                             =================================================

                                                                        ANNEX I

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the offered certificates, which are referred to in this Annex I as the global securities, will be available only in book-entry form. Investors in the global securities may hold interests in these global securities through any of DTC, Clearstream or Euroclear. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding interests in global securities through Clearstream and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice. Secondary market trading between investors holding interests in global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between investors holding interests in global securities through Clearstream or Euroclear and investors holding interests in global securities through DTC participants will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear, in such capacity, and other DTC participants.

         Although DTC, Euroclear and Clearstream are expected to follow the procedures described below in order to facilitate transfers of interests in the global securities among participants of DTC, Euroclear and Clearstream, they are under no obligation to perform or continue to perform those procedures, and those procedures may be discontinued at any time. Neither the Depositor, the Master Servicer, the Securities Administrator, the Paying Agent nor the Trustee will have any responsibility for the performance by DTC, Euroclear and Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

         Non-U.S. holders of global securities will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         The global securities will be registered in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositories, which in turn will hold such positions in accounts as DTC participants.

         Investors electing to hold interests in global securities through DTC participants, rather than through Clearstream or Euroclear accounts, will be subject to the settlement practices applicable to similar issues of pass-through certificates. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold interests in global securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Interests in global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.


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SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and sponsor's accounts are located to ensure that settlement can be made on the desired value date.

         Transfers between DTC Participants. Secondary market trading between DTC participants will be settled using the DTC procedures applicable to similar issues of pass-through certificates in same-day funds.

         Transfers between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream participants or Euroclear participants and/or investors holding interests in global securities through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Transfers between DTC Seller and Clearstream or Euroclear Purchaser. When interests in global securities are to be transferred on behalf of a seller from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant for a purchaser, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or the Euroclear operator will instruct its respective depository to receive an interest in the global securities against payment. Payment will include interest accrued on the global securities from and including the last distribution date to but excluding the settlement date. Payment will then be made by the respective depository to the DTC participant's account against delivery of an interest in the global securities. After this settlement has been completed, the interest will be credited to the respective clearing system, and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The credit of this interest will appear on the next business day and the cash debit will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed through DTC on the intended value date, i.e., the trade fails, the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

         Clearstream participants and Euroclear participants will need to make available to the respective clearing system the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement from cash on hand, in which case the Clearstream participants or Euroclear participants will take on credit exposure to Clearstream or the Euroclear operator until interests in the global securities are credited to their accounts one day later.

         As an alternative, if Clearstream or the Euroclear operator has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon. Under this procedure, Clearstream participants or Euroclear participants receiving interests in global securities for purchasers would incur overdraft charges for one day, to the extent they cleared the overdraft when interests in the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, the investment income on the interest in the global securities earned during that one-day period would tend to offset the amount of these overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

         Since the settlement through DTC will take place during New York business hours, DTC participants are subject to DTC procedures for transferring interests in global securities to the respective depository of Clearstream or Euroclear for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the


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seller settling the sale through a DTC participant, a cross-market transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

         Finally, intra-day traders that use Clearstream participants or Euroclear participants to purchase interests in global securities from DTC participants or sellers settling through them for delivery to Clearstream participants or Euroclear participants should note that these trades will automatically fail on the sale side unless affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

         o borrowing interests in global securities through Clearstream or Euroclear for one day, until the purchase side of the intra-day trade is reflected in the relevant Clearstream or Euroclear accounts, in accordance with the clearing system's customary procedures;

         o borrowing interests in global securities in the United States from a DTC participant no later than one day prior to settlement, which would give sufficient time for such interests to be reflected in the relevant Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

         o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

         Transfers between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which interests in global securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to Clearstream or the Euroclear operator through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct its respective depository, to credit an interest in the global securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last distribution date to but excluding the settlement date. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following business day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred through DTC in New York. If settlement is not completed on the intended value date, i.e., the trade fails, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner who is an individual or corporation holding the global security on its own behalf through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that typically applies to payments of interest, including original issue discount, on registered debt issued by U.S. persons, unless:

         o each clearing system, bank or other institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner or a foreign corporation or foreign trust and the U.S. entity required to withhold tax complies with applicable certification requirements; and

         o the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.


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         o        Exemption for Non-U.S. Persons--Form W-8BEN. Beneficial
                  holders of global securities that are Non-U.S. persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN, or Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. Non-U.S. persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

         o Exemption for Non-U.S. persons with effectively connected income--Form W-8ECI. A Non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI, or Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States.

         o Exemption for U.S. Persons--Form W-9. U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9, or Payer's Request for Taxpayer Identification Number and Certification.

         U.S. Federal Income Tax Reporting Procedure. The holder of a global security or a Form W-8BEN or Form W-8ECI filer, files by submitting the appropriate form to the person through whom it holds the security--the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN and Form W-8ECI generally are effective until the third succeeding calendar year from the date the form is signed. However, the W-8BEN and W-8ECI with a taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S. The term "U.S. person" means:

         o        a citizen or resident of the United States;

         o a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes, organized in or under the laws of the United States or any state thereof, including for this purpose the District of Columbia, unless, in the case of a partnership, future Treasury regulations provide otherwise;

         o an estate that is subject to U.S. federal income tax regardless of the source of its income; or

         o a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If the information shown on Form W-8BEN or Form W-8ECI changes, a new Form W-8BEN or Form W-8ECI, as applicable, must be filed within 30 days of the change. Certain trusts not described in the final bullet of the preceding sentence in existence on August 20, 1996 that elect to be treated as a United States Person will also be a U.S. person. The term "Non-U.S. person" means any person who is not a U.S. person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the global securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.


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